UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-04087

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Manning & Napier Fund, Inc.

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(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

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(Address of principal executive offices)(Zip Code)

B. Reuben Auspitz        290 Woodcliff Drive, Fairport, NY  14450

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(Name and address of agent for service)

Registrant’s telephone number, including area code:  585-325-6880

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Date of fiscal year end: October 31, 2012

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Date of reporting period: November 1, 2011 through October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

EQUITY SERIES
www.manning-napier.com

Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Over the past twelve months, global growth concerns, uncertainty, and volatility have generally caused investors’ risk appetite to rise and fall alongside the shorter-term movement of news. Although the fourth quarter of 2011 and the first quarter of 2012 provided strong equity market returns, investors continued to express apprehension as data pertaining to the U.S. showed signs of softness heading into the second quarter. Additionally, a resurgence of fear and uncertainty related to the European sovereign debt crisis persisted throughout the quarter, placing increased stress on global financial markets. However, markets began to advance again during the later part of the second quarter and throughout the third as encouraging statements from policymakers both domestically and abroad provided a boost to investor confidence. Overall, despite the U.S. stock market posting strong returns over the past year, the market environment continues to be challenging and our slow growth economic outlook remains in place.

Despite pronounced swings, the U.S. equity markets produced strong, double-digit returns for the twelve months ended October 2012. Specifically, the S&P 500 Index gained 15.21%, while the Russell 3000 Index earned 14.75%.

Over the current stock market cycle, which includes the equity bull market from October 2002 until November 2007 and the current bear market, the Equity Series continues to provide competitive absolute and relative results for long-term investors. With an annualized return of 8.83% over the current cycle, the Equity Series has outpaced the Russell 3000 Index’s annualized return of 8.23%. While the Equity Series posted positive absolute returns for the year ending October 31, 2012, the Series trailed the Russell 3000 benchmark over the last twelve months.

In the uncertain and often volatile market environment, Manning & Napier believes investment decision-making needs to remain focused on the fundamentals. While no manager can consistently protect against surprise shocks over the short-term, our strategies ensure that we’re always focused on long-term objectives and managing risk. In the current environment, we believe focusing on well-positioned, attractively valued growth companies is the best strategy for long-term investors. Because growth is scarce, we believe companies that can achieve growth will be the types of investments that generate attractive absolute returns for investors over the long-run.

Over the last twelve months, relative underperformance was driven by stock selection, while sector allocation decisions modestly aided relative results. Specifically, holdings in Health Care, Information Technology, and Energy challenged relative returns. However, selections within the Consumer Discretionary and Industrials sectors performed positively and aided performance during the year. Meanwhile, an overweight to the Consumer Discretionary sector as compared to the benchmark aided relative performance but was mitigated by a relative underweight to the Financials sector.

At Manning & Napier, we continue to focus on areas of the market that we believe can provide compelling long-term growth potential at attractive prices. In the current environment, where the majority of investors are focused on traditionally less volatile areas of the markets, we are finding the best values in growth companies that have the ability to expand the business faster than the broad economy. In short, we will continue to focus our portfolios on areas of the market that we believe can provide compelling long-term absolute returns and keep investors on track to achieve their financial goals

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

2

Equity Series

Performance Update as of October 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Equity Series[3,4]	7.37%	(0.55%)	7.87%	6.33%
Russell 3000® Index[5]	14.75%	0.59%	7.47%	3.88%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Series for the ten years ended October 31, 2012 to the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective’s inception date (see Note 4 below).

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 1.05%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for the year ended October 31, 2012.

4For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - All-Equity Collective Investment Trust (the “Collective”), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the “1940 Act”), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees.

5The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

3

Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD* 5/1/12-10/31/12
Actual	$1,000.00	$1,000.00	$5.29
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Equity Series

Portfolio Composition as of October 31, 2012

(unaudited)

5

Equity Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.5%

Consumer Discretionary - 16.2%
Hotels, Restaurants & Leisure - 2.2%
BJ’s Restaurants, Inc.*	288,950	$9,549,797
Carnival Corp.	556,910	21,095,751

		30,645,548

Household Durables - 1.1%
DR Horton, Inc.	189,370	3,969,195
Lennar Corp. - Class A	110,710	4,148,304
NVR, Inc.*	4,520	4,084,905
Toll Brothers, Inc.*	122,410	4,040,754

		16,243,158

Internet & Catalog Retail - 1.8%
Amazon.com, Inc.*	72,390	16,853,840
HomeAway, Inc.*	341,040	8,768,138

		25,621,978

Media - 9.4%
AMC Networks, Inc. - Class A*	553,900	25,878,208
DIRECTV*	565,650	28,910,372
News Corp. - Class A	617,710	14,775,623
Time Warner, Inc.	575,700	25,014,165
Viacom, Inc. - Class B	270,540	13,870,586
The Walt Disney Co.	497,220	24,398,585

		132,847,539

Specialty Retail - 1.7%
Dick’s Sporting Goods, Inc.	316,990	15,849,500
Tiffany & Co.	136,070	8,602,345

		24,451,845

Total Consumer Discretionary		229,810,068

Consumer Staples - 4.0%
Food Products - 4.0%
H.J. Heinz Co.	279,950	16,099,925
Kraft Foods Group, Inc.*	203,453	9,253,042
Mondelez International, Inc. - Class A	610,360	16,198,954
Tyson Foods, Inc. - Class A	927,390	15,589,426

Total Consumer Staples		57,141,347

Energy - 14.2%
Energy Equipment & Services - 6.9%
Baker Hughes, Inc.	1,160,160	48,691,915
Cameron International Corp.*	448,270	22,700,393

The accompanying notes are an integral part of the financial statements.

6

Equity Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Weatherford International Ltd. - ADR*	2,323,440	$26,254,872

		97,647,180

Oil, Gas & Consumable Fuels - 7.3%
Apache Corp.	90,580	7,495,495
Chesapeake Energy Corp.	413,760	8,382,778
EOG Resources, Inc.	141,670	16,503,138
Hess Corp.	1,133,370	59,229,916
Range Resources Corp.	184,460	12,056,306

		103,667,633

Total Energy		201,314,813

Financials - 6.7%
Consumer Finance - 2.8%
American Express Co.	268,900	15,050,333
Discover Financial Services	590,670	24,217,470

		39,267,803

Diversified Financial Services - 2.3%
Moody’s Corp.	660,370	31,803,419

Real Estate Investment Trusts (REITS) - 1.6%
Alexandria Real Estate Equities, Inc.	63,870	4,498,364
BioMed Realty Trust, Inc.	246,140	4,706,197
Corporate Office Properties Trust	202,630	5,055,619
Digital Realty Trust, Inc.	67,590	4,152,054
DuPont Fabros Technology, Inc.	213,870	4,589,650

		23,001,884

Total Financials		94,073,106

Health Care - 12.3%
Biotechnology - 1.4%
Myriad Genetics, Inc.*	757,500	19,823,775

Health Care Equipment & Supplies - 6.4%
Alere, Inc.*	2,007,020	38,534,784
Becton, Dickinson and Co.	496,110	37,545,605
Volcano Corp.*	520,620	14,900,144

		90,980,533

Health Care Providers & Services - 0.7%
Universal Health Services, Inc. - Class B	249,160	10,312,732

Health Care Technology - 2.9%
Allscripts Healthcare Solutions, Inc.*	797,430	10,302,796

The accompanying notes are an integral part of the financial statements.

7

Equity Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Technology (continued)
Cerner Corp.*	407,260	$31,029,139

		41,331,935

Life Sciences Tools & Services - 0.9%
Waters Corp.*	149,590	12,237,958

Total Health Care		174,686,933

Industrials - 13.8%
Airlines - 4.1%
Southwest Airlines Co.	3,259,260	28,746,673
Spirit Airlines, Inc.*	730,130	12,813,782
US Airways Group, Inc.*	1,346,940	16,405,729

		57,966,184

Construction & Engineering - 0.8%
Quanta Services, Inc.*	446,260	11,571,522

Electrical Equipment - 0.5%
Acuity Brands, Inc.	110,830	7,170,701

Machinery - 5.5%
Flowserve Corp.	144,500	19,578,305
Joy Global, Inc.	520,750	32,520,838
Pall Corp.	399,420	25,147,483

		77,246,626

Professional Services - 0.5%
Manpower, Inc.	199,270	7,560,304

Road & Rail - 0.9%
Norfolk Southern Corp.	208,120	12,768,162

Trading Companies & Distributors - 1.5%
Fastenal Co.	468,740	20,952,678

Total Industrials		195,236,177

Information Technology - 21.4%
Communications Equipment - 6.5%
Juniper Networks, Inc.*	2,396,920	39,716,964
Qualcomm, Inc.	410,420	24,040,352
Riverbed Technology, Inc.*	1,564,170	28,890,220

		92,647,536

Computers & Peripherals - 3.3%
EMC Corp.*	1,921,000	46,910,820

Electronic Equipment, Instruments & Components - 0.8%
Amphenol Corp. - Class A	180,160	10,833,021

The accompanying notes are an integral part of the financial statements.

8

Equity Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Internet Software & Services - 3.8%
Google, Inc. - Class A*	63,860	$43,410,112
LinkedIn Corp. - Class A*	94,900	10,147,657

		53,557,769

IT Services - 2.7%
MasterCard, Inc. - Class A	46,590	21,474,729
The Western Union Co.	1,369,730	17,395,571

		38,870,300

Software - 4.3%
Autodesk, Inc.*	925,170	29,457,413
Electronic Arts, Inc.*	2,561,400	31,633,290

		61,090,703

Total Information Technology		303,910,149

Materials - 7.9%
Chemicals - 6.8%
Air Products & Chemicals, Inc.	152,140	11,795,414
Monsanto Co.	701,990	60,420,279
Sigma-Aldrich Corp.	338,760	23,760,626

		95,976,319

Metals & Mining - 1.1%
Alcoa, Inc.	1,923,660	16,485,766

Total Materials		112,462,085

TOTAL COMMON STOCKS (Identified Cost $1,325,278,586)		1,368,634,678

SHORT-TERM INVESTMENT - 3.7%

Dreyfus Cash Management, Inc. - Institutional Shares[1] , 0.06% (Identified Cost $53,299,620)	53,299,620	53,299,620

TOTAL INVESTMENTS - 100.2% (Identified Cost $1,378,578,206)		1,421,934,298
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(3,465,923)

NET ASSETS - 100%		$1,418,468,375

ADR - American Depository Receipt

*Non-income producing security

1Rate shown is the current yield as of October 31, 2012.

The accompanying notes are an integral part of the financial statements.

9

Equity Series

Statement of Assets and Liabilities

October 31, 2012

ASSETS:

Investments, at value (identified cost $1,378,578,206) (Note 2)	$1,421,934,298
Receivable for fund shares sold	1,028,199
Dividends receivable	559,575
Receivable for securities sold	6,787

TOTAL ASSETS	1,423,528,859

LIABILITIES:

Accrued management fees (Note 3)	1,160,854
Accrued transfer agent fees (Note 3)	261,646
Accrued fund accounting and administration fees (Note 3)	50,990
Accrued Chief Compliance Officer service fees (Note 3)	369
Payable for fund shares repurchased	2,531,705
Payable for securities purchased	945,651
Other payables and accrued expenses	109,269

TOTAL LIABILITIES	5,060,484

TOTAL NET ASSETS	$1,418,468,375

NET ASSETS CONSIST OF:

Capital stock	$745,439
Additional paid-in-capital	1,219,006,557
Accumulated net realized gain on investments	155,360,287
Net unrealized appreciation on investments	43,356,092

TOTAL NET ASSETS	$1,418,468,375

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($1,418,468,375/74,543,913 shares)	$19.03

The accompanying notes are an integral part of the financial statements.

10

Equity Series

Statement of Operations

For the Year Ended October 31, 2012

INVESTMENT INCOME:

Dividends	$19,740,767

EXPENSES:

Management fees (Note 3)	17,823,728
Transfer agent fees (Note 3)	1,100,485
Fund accounting and administration fees (Note 3)	243,616
Directors’ fees (Note 3)	37,817
Chief Compliance Officer service fees (Note 3)	2,496
Custodian fees	100,714
Miscellaneous	296,136

Total Expenses	19,604,992
Less reduction of expenses (Note 3)	(889,328)

Net Expenses	18,715,664

NET INVESTMENT INCOME	1,025,103

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	169,378,428
Net change in unrealized appreciation (depreciation) on investments	(50,082,779)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	119,295,649

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$120,320,752

The accompanying notes are an integral part of the financial statements.

11

Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,025,103	$4,545,974
Net realized gain (loss) on investments	169,378,428	87,039,146
Net change in unrealized appreciation (depreciation) on investments	(50,082,779)	(77,567,801)

Net increase (decrease) from operations	120,320,752	14,017,319

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(4,425,680)	(4,615,453)
From net realized gain on investments	(70,677,622)	—

Total distributions to shareholders	(75,103,302)	(4,615,453)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(551,787,560)	336,313,975

Net increase (decrease) in net assets	(506,570,110)	345,715,841

NET ASSETS:

Beginning of year	1,925,038,485	1,579,322,644

End of year (including undistributed net investment income of $0 and $1,817,989, respectively)	$1,418,468,375	$1,925,038,485

The accompanying notes are an integral part of the financial statements.

12

Equity Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$18.45	$17.91	$15.55	$13.34	$21.43

Income (loss) from investment operations:
Net investment income	0.01 [1]	0.04 [1]	0.03 [1]	0.04 [1]	0.07
Net realized and unrealized gain (loss) on investments	1.26	0.55	2.35	2.24	(7.35)

Total from investment operations	1.27	0.59	2.38	2.28	(7.28)

Less distributions to shareholders:
From net investment income	(0.04)	(0.05)	(0.02)	(0.07)	(0.07)
From net realized gain on investments	(0.65)	—	—	—	(0.74)

Total distributions to shareholders	(0.69)	(0.05)	(0.02)	(0.07)	(0.81)

Net asset value - End of year	$19.03	$18.45	$17.91	$15.55	$13.34

Net assets - End of year (000’s omitted)	$1,418,468	$1,925,038	$1,579,323	$1,003,043	$501,583

Total return[2]	7.37%	3.30%	15.29%	17.23%	(35.09%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	0.06%	0.24%	0.17%	0.26%	0.56%
Portfolio turnover	63%	54%	56%	50%	63%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.05%	0.02%	0.02%	0.06%	0.06%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

The accompanying notes are an integral part of the financial statements.

13

Equity Series

Notes to Financial Statements

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 200 million have been designated as Equity Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Consumer Discretionary	$229,810,068	$229,810,068	$—	$—
Consumer Staples	57,141,347	57,141,347	—	—
Energy	201,314,813	201,314,813	—	—
Financials	94,073,106	94,073,106	—	—
Health Care	174,686,933	174,686,933	—	—
Industrials	195,236,177	195,236,177	—	—
Information Technology	303,910,149	303,910,149	—	—
Materials	112,462,085	112,462,085	—	—
Mutual Fund	53,299,620	53,299,620	—	—

Total assets	$1,421,934,298	$1,421,934,298	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2011 or October 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the

15

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

years ended October 31, 2009 through October 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor waived fees of $889,328 for the year ended October 31, 2012, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3

16

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,095,808,640 and $1,664,035,427, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Equity Series were:

	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	22,742,087	$418,341,849	47,769,996	$922,192,040
Reinvested	2,205,706	37,144,091	106,294	2,006,821
Repurchased	(54,736,906)	(1,007,273,500)	(31,743,999)	(587,884,886)

Total	(29,789,113)	$(551,787,560)	16,132,291	$336,313,975

At October 31, 2012, the retirement plan of the Advisor and its affiliates owned 226,909 shares of the Series (0.3% of shares outstanding) valued at $4,318,076.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

17

Equity Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2012, $1,582,588 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
Ordinary income	$4,409,975	$4,615,453
Long-term capital gains	70,693,327	—

At October 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,387,065,495
Unrealized appreciation	137,908,737
Unrealized depreciation	(103,039,934)

Net unrealized appreciation	$34,868,803

Undistributed ordinary income	28,333,875
Undistributed long-term capital gains	135,513,701

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after October 31, 2011, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the Series did not have pre or post-enactment net capital loss carryforwards.

18

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 19, 2012

19

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $3,338,654 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 72.55%.

20

Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund: Term of Office[1] & Length of Time Served:	Principal Executive Officer, President, Chairman & Director Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group
(property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

21

Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
WebMD (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-present)
HoustonPharma (2000-2009)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers

Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 - Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

22

Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

23

Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNEQY-10/12-AR

TAX MANAGED SERIES
www.manning-napier.com

Tax Managed Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Over the past twelve months, global growth concerns, uncertainty, and volatility have generally caused investors’ risk appetite to rise and fall alongside the shorter-term movement of news. Although the fourth quarter of 2011 and the first quarter of 2012 provided strong equity market returns, investors continued to express apprehension as data pertaining to the U.S. showed signs of softness heading into the second quarter. Additionally, a resurgence of fear and uncertainty related to the European sovereign debt crisis persisted throughout the quarter, placing increased stress on global financial markets. However, markets began to advance again during the later part of the second quarter and throughout the third as encouraging statements from policymakers both domestically and abroad provided a boost to investor confidence. Overall, despite the U.S. stock market posting strong returns over the past year, the market environment continues to be challenging and our slow growth economic outlook remains in place.

Despite pronounced swings, the U.S. equity markets advanced over the last year. For the twelve months ending October 2012, the S&P 500 Index gained 15.21%, while the Russell 3000 Index earned 14.75%. Similar to domestic equities, there was substantial volatility in international stocks over the last year, but some foreign equity markets finished the period lower; the MSCI All Country World ex U.S. Index remained positive, although its 3.98% return was much less than the returns of domestic equity markets for the fiscal year ended October 31, 2012.

Over the current stock market cycle, which includes the equity bull market from October 2002 until November 2007 and the current bear market, the Tax Managed Series continues to provide competitive absolute and relative results for long-term investors. With an annualized return of 8.58% over the current full cycle, the Series has outpaced the Russell 3000 Index’s annualized return of 8.23%. For the one year period ending October 31, 2012, the Series has provided strong double-digit returns. However, on a relative basis, the portfolio has underperformed the Russell 3000 Index.

In the uncertain and often volatile environment, Manning & Napier believes investment decision-making needs to remain focused on the fundamentals. While no manager can consistently protect against surprise shocks over the short-term, our strategies ensure that we’re always focused on long-term objectives and managing risk. In the current environment, we believe focusing on well-positioned, attractively valued growth companies is the best strategy for long-term investors. Because growth is scarce, we believe companies that can achieve growth will be the types of investments that generate attractive absolute returns for investors over the long-run.

Over the last twelve months, the Series’ relative underperformance was primarily attributable to stock selection decisions. In particular, specific holdings within the Energy, Information Technology, and Health Care sectors challenged relative returns for the period. However, certain holdings in the Consumer Discretionary and Industrials sector were positive contributors to relative returns. Unlike equity selection decisions, sector allocation decisions modestly aided relative returns. During the period, the Series maintained a relative overweight position to the Consumer Discretionary sector as compared to the benchmark. This positioning aided the Series’ relative returns in the year through October. In contrast, an underweight position to the Financials and Health Care sectors generally detracted from relative performance during the year.

At Manning & Napier, we continue to focus on areas of the market that we believe can provide compelling long-term growth potential at attractive prices. In the current environment, where the majority of investors are focused on traditionally less volatile areas of the markets, we are finding the best values in growth companies that have the ability to expand the business faster than the broad economy. In short, we will continue to focus our portfolios on areas of the market that we believe can provide compelling long-term absolute returns and keep investors on track to achieve their financial goals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

2

Tax Managed Series

Performance Update as of October 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Tax Managed Series
Returns Before Taxes[3,5]	11.28%	0.42%	8.00%	8.50%
Returns After Taxes on Distributions[4,5]	11.23%	0.28%	7.49%	8.10%
Returns After Taxes on Distributions and Sale of Series Shares[4,5]	7.39%	0.34%	6.98%	7.60%
Russell 3000® Index[6]	14.75%	0.59%	7.47%	7.42%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series (returns before taxes) for the ten years ended October 31, 2012 to the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 1, 1995, the Series’ inception date.

3Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 1.20%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.30% for the year ended October 31, 2012.

4Returns after taxes on distributions assume that an investor owned the Series during the entire period and paid taxes on the Series’ distributions. Returns after taxes on distributions and sale of Series shares assume that an investor paid taxes on the Series’ distributions and sold all shares at the end of each period. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not indicative of future tax effects. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

5The Series’ performance is historical and may not be indicative of future results.

6The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

3

Tax Managed Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD* 5/1/12-10/31/12
Actual	$1,000.00	$1,033.20	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Tax Managed Series

Portfolio Composition as of October 31, 2012

(unaudited)

5

Tax Managed Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.2%

Consumer Discretionary - 16.7%
Automobiles - 0.7%
Toyota Motor Corp. - ADR (Japan)	2,770	$214,592

Hotels, Restaurants & Leisure - 2.4%
Accor S.A. (France)[1]	4,240	132,489
Carnival Corp.	15,460	585,625

		718,114

Internet & Catalog Retail - 1.2%
Amazon.com, Inc.*	1,460	339,917

Media - 10.9%
AMC Networks, Inc. - Class A*	11,220	524,198
DIRECTV*	16,120	823,893
News Corp. - Class A	11,330	271,014
Time Warner, Inc.	9,810	426,245
Viacom, Inc. - Class B	4,570	234,304
Virgin Media, Inc. - ADR (United Kingdom)	16,320	534,317
The Walt Disney Co.	8,540	419,058

		3,233,029

Specialty Retail - 1.5%
Dick’s Sporting Goods, Inc.	5,310	265,500
Tiffany & Co.	3,010	190,292

		455,792

Total Consumer Discretionary		4,961,444

Consumer Staples - 6.2%
Beverages - 1.1%
Anheuser-Busch InBev N.V. (Belgium)[1]	3,980	332,850

Food & Staples Retailing - 0.4%
Koninklijke Ahold N.V. (Netherlands)[1]	7,820	99,584

Food Products - 4.7%
Danone S.A. (France)[1]	8,130	500,052
Nestle S.A. (Switzerland)[1]	3,050	193,639
Tyson Foods, Inc. - Class A	15,770	265,094
Unilever plc - ADR (United Kingdom)	11,970	446,361

		1,405,146

Total Consumer Staples		1,837,580

Energy - 12.7%
Energy Equipment & Services - 5.3%
Baker Hughes, Inc.	12,740	534,698
Cameron International Corp.*	7,950	402,588
Schlumberger Ltd.	8,320	578,490

The accompanying notes are an integral part of the financial statements.

5

Tax Managed Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Weatherford International Ltd. - ADR*	6,650	$75,145

		1,590,921

Oil, Gas & Consumable Fuels - 7.4%
Apache Corp.	1,610	133,227
Chesapeake Energy Corp.	8,300	168,158
Encana Corp. (Canada)	10,410	234,745
EOG Resources, Inc.	3,050	355,295
Hess Corp.	17,010	888,942
Petroleo Brasileiro S.A. - ADR (Brazil)	7,710	158,286
Range Resources Corp.	3,890	254,250

		2,192,903

Total Energy		3,783,824

Financials - 8.0%
Consumer Finance - 2.5%
American Express Co.	4,710	263,619
Discover Financial Services	11,770	482,570

		746,189

Diversified Financial Services - 5.0%
Moody’s Corp.	30,750	1,480,920

Real Estate Investment Trusts (REITS) - 0.5%
Digital Realty Trust, Inc.	1,280	78,630
DuPont Fabros Technology, Inc.	4,060	87,127

		165,757

Total Financials		2,392,866

Health Care - 11.1%
Biotechnology - 1.1%
Myriad Genetics, Inc.*	12,940	338,640

Health Care Equipment & Supplies - 3.1%
Alere, Inc.*	12,060	231,552
Becton, Dickinson and Co.	4,680	354,182
Volcano Corp.*	11,960	342,295

		928,029

Health Care Providers & Services - 0.6%
Universal Health Services, Inc. - Class B	4,230	175,080

Health Care Technology - 3.1%
Allscripts Healthcare Solutions, Inc.*	25,850	333,982
Cerner Corp.*	7,630	581,330

		915,312

The accompanying notes are an integral part of the financial statements.

7

Tax Managed Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 1.6%
QIAGEN N.V. - ADR (Netherlands)*	15,000	$261,750
Waters Corp.*	2,730	223,341

		485,091

Pharmaceuticals - 1.6%
Novo Nordisk A/S - Class B (Denmark)[1]	2,950	472,931

Total Health Care		3,315,083

Industrials - 16.6%
Airlines - 5.9%
Ryanair Holdings plc - ADR (Ireland)*	12,330	397,643
Southwest Airlines Co.	86,120	759,578
United Continental Holdings, Inc.*	14,650	281,427
US Airways Group, Inc.*	27,110	330,200

		1,768,848

Construction & Engineering - 1.8%
Quanta Services, Inc.*	20,320	526,898

Industrial Conglomerates - 1.6%
Siemens AG (Germany)[1]	4,610	464,496

Machinery - 4.2%
Flowserve Corp.	2,510	340,080
Joy Global, Inc.	5,940	370,953
Pall Corp.	5,110	321,726
Westport Innovations, Inc. - ADR (Canada)*	7,500	210,450

		1,243,209

Professional Services - 1.1%
Adecco S.A. (Switzerland)[1]	3,830	185,726
Manpower, Inc.	4,050	153,657

		339,383

Road & Rail - 0.8%
Norfolk Southern Corp.	3,780	231,903

Trading Companies & Distributors - 1.2%
Fastenal Co.	8,300	371,010

Total Industrials		4,945,747

Information Technology - 16.9%
Communications Equipment - 3.9%
Juniper Networks, Inc.*	13,210	218,890
Qualcomm, Inc.	7,590	444,584
Riverbed Technology, Inc.*	26,990	498,505

		1,161,979

The accompanying notes are an integral part of the financial statements.

8

Tax Managed Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Computers & Peripherals - 3.0%
EMC Corp.*	36,500	$891,330

Internet Software & Services - 2.8%
Google, Inc. - Class A*	970	659,377
LinkedIn Corp. - Class A*	1,740	186,058

		845,435

IT Services - 4.5%
Amdocs Ltd. - ADR	13,920	460,334
MasterCard, Inc. - Class A	1,030	474,758
VeriFone Systems, Inc.*	8,970	265,871
The Western Union Co.	10,120	128,524

		1,329,487

Software - 2.7%
Autodesk, Inc.*	16,810	535,230
Electronic Arts, Inc.*	21,630	267,131

		802,361

Total Information Technology		5,030,592

Materials - 8.3%
Chemicals - 7.4%
Air Products & Chemicals, Inc.	3,200	248,096
Monsanto Co.	19,560	1,683,529
Syngenta AG (Switzerland)[1]	650	253,428

		2,185,053

Metals & Mining - 0.9%
Alcoa, Inc.	32,310	276,897

Total Materials		2,461,950

Telecommunication Services - 1.7%
Diversified Telecommunication Services - 1.7%
Telenor ASA (Norway)[1]	25,790	507,241

TOTAL COMMON STOCKS (Identified Cost $23,590,208)		29,236,327

The accompanying notes are an integral part of the financial statements.

9

Tax Managed Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 3.7%

Dreyfus Cash Management, Inc. - Institutional Shares[2] , 0.06% (Identified Cost $ 1,092,600)	1,092,600	$1,092,600

TOTAL INVESTMENTS - 101.9% (Identified Cost $ 24,682,808)		30,328,927
LIABILITIES, LESS OTHER ASSETS - (1.9%)		(553,287)

NET ASSETS - 100%		$29,775,640

ADR - American Depository Receipt

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of October 31, 2012.

The accompanying notes are an integral part of the financial statements.

10

Tax Managed Series

Statement of Assets and Liabilities

October 31, 2012

ASSETS:

Investments, at value (identified cost $24,682,808) (Note 2)	$30,328,927
Foreign tax reclaims receivable	30,957
Dividends receivable	9,491
Receivable for fund shares sold	1,100

TOTAL ASSETS	30,370,475

LIABILITIES:

Accrued management fees (Note 3)	23,884
Accrued fund accounting and administration fees (Note 3)	6,521
Accrued transfer agent fees (Note 3)	2,525
Accrued Chief Compliance Officer service fees (Note 3)	369
Accrued Directors’ fees (Note 3)	48
Payable for securities purchased	531,786
Payable for fund shares repurchased	11,413
Other payables and accrued expenses	18,289

TOTAL LIABILITIES	594,835

TOTAL NET ASSETS	$29,775,640

NET ASSETS CONSIST OF:

Capital stock	$10,752
Additional paid-in-capital	22,964,999
Undistributed net investment income	22,820
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	1,129,585
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	5,647,484

TOTAL NET ASSETS	$29,775,640

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($29,775,640/1,075,219 shares)	$27.69

The accompanying notes are an integral part of the financial statements.

11

Tax Managed Series

Statement of Operations

For the Year Ended October 31, 2012

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $26,631)	$532,222

EXPENSES:

Management fees (Note 3)	403,633
Fund accounting and administration fees (Note 3)	32,938
Transfer agent fees (Note 3)	10,743
Chief Compliance Officer service fees (Note 3)	2,496
Directors’ fees (Note 3)	907
Audit fees	29,825
Custodian fees	5,455
Miscellaneous	37,909

Total Expenses	523,906
Less reduction of expenses (Note 3)	(39,547)

Net Expenses	484,359

NET INVESTMENT INCOME	47,863

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	5,227,040
Foreign currency and translation of other assets and liabilities	(1,839)

5,225,201

Net change in unrealized appreciation (depreciation) on- Investments	(1,293,450)
Foreign currency and translation of other assets and liabilities	(1,700)

(1,295,150)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	3,930,051

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,977,914

The accompanying notes are an integral part of the financial statements.

12

Tax Managed Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$47,863	$150,021
Net realized gain (loss) on investments and foreign currency	5,225,201	(1,083,014)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,295,150)	69,312

Net increase (decrease) from operations	3,977,914	(863,681)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(136,434)	(135,784)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(21,729,203)	3,387,055

Net increase (decrease) in net assets	(17,887,723)	2,387,590

NET ASSETS:

Beginning of year	47,663,363	45,275,773

End of year (including undistributed net investment income of $22,820 and $113,230, respectively)	$29,775,640	$47,663,363

The accompanying notes are an integral part of the financial statements.

13

Tax Managed Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$24.96	$25.01	$21.32	$18.26	$28.44

Income (loss) from investment operations:
Net investment income	0.03 [1]	0.08 [1]	0.06 [1]	0.06 [1]	0.12
Net realized and unrealized gain (loss) on investments	2.77	(0.06)	3.67	3.11	(9.42)

Total from investment operations	2.80	0.02	3.73	3.17	(9.30)

Less distributions to shareholders:
From net investment income	(0.07)	(0.07)	(0.04)	(0.11)	(0.09)
From net realized gain on investments	—	—	—	—	(0.79)

Total distributions to shareholders	(0.07)	(0.07)	(0.04)	(0.11)	(0.88)

Net asset value - End of year	$27.69	$24.96	$25.01	$21.32	$18.26

Net assets - End of year (000’s omitted)	$29,776	$47,663	$45,276	$29,259	$15,530

Total return[2]	11.28%	0.08%	17.50%	17.57%	(33.62%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.12%	0.29%	0.28%	0.31%	0.44%
Portfolio turnover	47%	57%	56%	48%	96%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.10%	0.04%	0.14%	0.24%	0.20%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

The accompanying notes are an integral part of the financial statements.

14

Tax Managed Series

Notes to Financial Statements

1.	Organization

Tax Managed Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 87.5 million have been designated as Tax Managed Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

15

Tax Managed Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Consumer Discretionary	$4,961,444	$4,828,955	$132,489	$—
Consumer Staples	1,837,580	711,455	1,126,125	—
Energy	3,783,824	3,783,824	—	—
Financials	2,392,866	2,392,866	—	—
Health Care	3,315,083	2,842,152	472,931	—
Industrials	4,945,747	4,295,525	650,222	—
Information Technology	5,030,592	5,030,592	—	—
Materials	2,461,950	2,208,522	253,428	—
Telecommunication Services	507,241	—	507,241	—
Mutual Fund	1,092,600	1,092,600	—	—

Total assets	$30,328,927	$27,186,491	$3,142,436	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2011 or October 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

16

Tax Managed Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2009 through October 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

17

Tax Managed Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Class A Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $39,547 for the year ended October 31, 2012, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $18,477,228 and $38,757,646, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of Tax Managed Series were:

	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	162,353	$4,140,214	570,847	$15,268,622
Reinvested	2,158	51,213	1,543	40,496
Repurchased	(999,140)	(25,920,630)	(473,149)	(11,922,063)

Total	(834,629)	$(21,729,203)	99,241	$3,387,055

At October 31, 2012, one omnibus account owned 486,390 shares of the Series (45.2% of shares outstanding) valued at $13,468,152. Investment activities of this shareholder may have a material effect on the Series.

18

Tax Managed Series

Notes to Financial Statements (continued)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2012, $1,839 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
Ordinary income	$136,434	$135,784

At October 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$24,730,166
Unrealized appreciation	5,977,571
Unrealized depreciation	(378,810)

Net unrealized appreciation	$5,598,761

Undistributed ordinary income	22,820
Undistributed long-term capital gains	1,176,943

19

Tax Managed Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after October 31, 2011, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the Series did not have pre or post-enactment net capital loss carryforwards.

The capital loss carryover utilized in the current year was $3,996,162.

20

Tax Managed Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Tax Managed Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 19, 2012

21

Tax Managed Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $136,434 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100%.

22

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name: Address:	Stephen B. Ashley 290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name: Address:	Peter L. Faber 290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name: Address:	Harris H. Rusitzky 290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

23

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name: Address:	Paul A. Brooke 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-present) WebMD (2000-2010) Cheyne Capital International (2000-present) MPM Bio-equities (2000-2009) GMP Companies (2000-present) HoustonPharma (2000-2009)
Name: Address:	Chester N. Watson 290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name: Address:	Ryan Albano 290 Woodcliff Drive Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 - Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Jeffrey S. Coons, Ph.D., CFA 290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Elizabeth Craig 290 Woodcliff Drive Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

24

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name: Address:	Christine Glavin 290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Jodi L. Hedberg 290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Richard Yates 290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

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26

Tax Managed Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on
Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNTAX-10/12-AR

TARGET INCOME SERIES
TARGET 2010 SERIES
TARGET 2015 SERIES
TARGET 2020 SERIES
TARGET 2025 SERIES
TARGET 2030 SERIES
TARGET 2035 SERIES
TARGET 2040 SERIES
TARGET 2045 SERIES
TARGET 2050 SERIES
TARGET 2055 SERIES
www.manning-napier.com

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Over the past twelve months, global growth concerns, uncertainty, and volatility have generally caused investors’ risk appetite to rise and fall alongside the shorter-term movement of news. Although the fourth quarter of 2011 and the first quarter of 2012 provided strong equity market returns, investors continued to express apprehension as data pertaining to the U.S. showed signs of softness heading into the second quarter. Additionally, a resurgence of fear and uncertainty related to the European sovereign debt crisis persisted throughout the quarter, placing increased stress on global financial markets. However, markets began to advance again during the later part of the second quarter and throughout the third as encouraging statements from policymakers both domestically and abroad provided a boost to investor confidence. Overall, despite the U.S. stock market posting strong returns over the past year, the market environment continues to be challenging and our slow growth economic outlook remains in place.

Despite multiple shifts in market temperament over the past year, U.S. equity markets, global equity markets, and the domestic bond market all posted positive absolute results. For the twelve months ended October 2012, the S&P 500 Index gained 15.21%. Similarly, the MSCI All Country World Index ex U.S. finished the one year period higher, returning 3.98%. While shifting risk appetites also caused gyrations within fixed income markets, the Barclay’s Capital Aggregate Bond Index returned 5.25% over the past year.

The Target Series include eleven distinct mutual funds, each of which is managed to a designated target date. The investment objective of each Series automatically becomes more conservative over time as the specified target date approaches. The Target 2010, 2020, 2030, 2040, 2050, and Target Income Series were launched on March 28, 2008 and the Target 2015, 2025, 2035, 2045 and Target 2055 Series were launched on June 25, 2012. For the twelve months ending October 31, 2012, the Series launched in 2008 generally lagged their respective benchmarks. However, the Target 2010 Class I, the Target 2010 Class K, the Target 2030 Class I and each class of the Target Income Series outperformed their respective benchmarks.

Although markets continue to be driven by uncertainty and macroeconomic developments, Manning & Napier believes investment decision-making needs to remain focused on industry and company-specific fundamentals. Within equity markets, our security selection strategies and pricing disciplines continue to identify compelling investment opportunities in what we believe are well-positioned and attractively valued growth companies. Broadly speaking, investors continue to display a preference for areas of the market that are perceived to be safe and stable. This market bias has created attractive investment opportunities in many growth-oriented companies. Over the past year, each Target Series maintained a larger position in equities than its respective blended benchmark.

During the year, we continued to find attractive opportunities in companies that adhere to the tenets of our Strategic Profile strategy. Companies that fit this strategy have what we believe to be a demonstrated sustainable competitive advantage which acts as a protective moat around the business. For example, we added or increased investments in sectors such as Information Technology and Healthcare. As of the Target Series’ fiscal year-end, each Series was overweight in the Consumer Discretionary sector and underweight in the Telecommunication Services and Utilities sectors relative to its benchmark.

With regard to the Series’ relative performance, equity selection decisions detracted from relative returns during the twelve months through October. In particular, certain Series investments in the Health Care, Energy, and Information Technology sectors challenged relative performance. This weakness was partially offset by relatively stronger performance among Series holdings in the Consumer Discretionary and Materials sectors which aided relative returns. In terms of sector allocation decisions, the overall relative performance impact of sector positioning was largely muted. The Series’ overweight to the Consumer Discretionary sector and underweight to the Utilities sector as compared to the blended benchmarks contributed positively to relative results for the period.

In the fixed income portion of the Target Series, we continue to favor opportunities we are finding in the corporate sector. As a result, the Target Series’ fixed income investments are most heavily weighted in the corporate sector, and are overweight to this sector relative to the BCA Index. Our main focus is on investment grade corporate bonds, although we are also employing a selective approach to value opportunities we see in corporate bonds rated below investment grade. Additionally, as Treasury yields hover near historic lows, our preference for government debt continues to be U.S. Agency securities. Each Series has a larger position in Agency bonds than the BCA Index.

2

Management Discussion and Analysis

(unaudited)

At Manning & Napier, we continue to focus on areas of the market that we believe can provide compelling long-term growth potential at attractive prices. In the current environment, where the majority of investors are focused on traditionally less volatile areas of the markets, we are finding the best values in growth companies that have the ability to expand the business faster than the broad economy. In short, we will continue to focus our portfolios on areas of the market that we believe can provide compelling long-term absolute returns and keep investors on track to achieve their financial goals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

3

Performance Update - Target Income Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target Income Series - Class K3	6.98%	5.36%
Manning & Napier Fund, Inc. - Target Income Series - Class R3	6.77%	5.11%
Manning & Napier Fund, Inc. - Target Income Series - Class C3	6.24%	4.59%
Manning & Napier Fund, Inc. - Target Income Series - Class I3	7.34%	5.64%
Barclays Capital Intermediate U.S. Aggregate Bond Index[4,6]	4.14%	5.33%
Target Income Blended Index[5,6]	6.21%	5.22%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target Income Series - Class K from its inception2 (3/28/08) to present (10/31/12) to the Barclays Capital Intermediate U.S. Aggregate Bond Index and the Target Income Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital Intermediate U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.50% for Class K, 0.75% for Class R, 1.25% for Class C and 0.25% for Class I for the year ended October 31, 2012.

4The Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

5At October 31, 2012, the Target Income Blended Index is a 8%/22%/70% Blended Index which is made up of 8% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 22% Russell 3000® Index, and 70% Barclays Capital Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses. The relative composition of the Target Income Blended Index may change over time to better reflect the asset allocation of the Series.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

4

Performance Update - Target 2010 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2010 - Class K3	7.39%	4.50%
Manning & Napier Fund, Inc. - Target 2010 - Class R3	7.21%	4.27%
Manning & Napier Fund, Inc. - Target 2010 - Class C3	6.60%	3.77%
Manning & Napier Fund, Inc. - Target 2010 - Class I3	7.67%	4.77%
Barclays Capital U.S. Aggregate Bond Index[4,6]	5.25%	6.00%
Target 2010 Blended Index[5,6]	7.33%	5.00%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2010 Series - Class K from its inception2 (3/28/08) to present (10/31/12) to the Barclays Capital U.S. Aggregate Bond Index and the Target 2010 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.57% for Class K, 0.82% for Class R, 1.32% for Class C and 0.32% for Class I for the year ended October 31, 2012.

4The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

5At October 31, 2012, the Target 2010 Blended Index is a 9%/27%/38%/26% Blended Index which is made up of 9% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 27% Russell 3000® Index, 38% Barclays Capital U.S. Aggregate Bond Index, and 26% Barclays Capital Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses. The relative composition of the Target 2010 Blended Index may change over time to better reflect the asset allocation of the Series.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

5

Performance Update - Target 2015 Series

(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2015 - Class K3	5.90%
Manning & Napier Fund, Inc. - Target 2015 - Class R3	5.90%
Manning & Napier Fund, Inc. - Target 2015 - Class C3	5.70%
Manning & Napier Fund, Inc. - Target 2015 - Class I3	6.10%
Barclays Capital U.S. Aggregate Bond Index[4,6]	1.78%
Target 2015 Blended Index[5,6]	3.29%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2015 Series - Class K from its inception2 (6/25/12) to present (10/31/12) to the Barclays Capital U.S. Aggregate Bond Index and the Target 2015 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2012, this annualized net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 9,646% for Class K, 10,644% for Class R, 10,645% for Class C and 9,682% for Class I for the period ended October 31, 2012.

4The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

5At October 31, 2012, the Target 2015 Blended Index is a 11%/33%/56% Blended Index which is made up of 11% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 33% Russell 3000® Index, and 56% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses. The relative composition of the Target 2015 Blended Index may change over time to better reflect the asset allocation of the Series.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

6

Performance Update - Target 2020 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2020 Series - Class K3	8.08%	4.19%
Manning & Napier Fund, Inc. - Target 2020 Series - Class R3	7.82%	3.89%
Manning & Napier Fund, Inc. - Target 2020 Series - Class C3	7.24%	3.40%
Manning & Napier Fund, Inc. - Target 2020 Series - Class I3	8.36%	4.44%
Barclays Capital U.S. Aggregate Bond Index[4,6]	5.25%	6.00%
Target 2020 Blended Index[5,6]	8.54%	4.54%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2020 Series - Class K from its inception2 (3/28/08) to present (10/31/12) to the Barclays Capital U.S. Aggregate Bond Index and the Target 2020 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.38% for Class K, 0.63% for Class R, 1.13% for Class C and 0.13% for Class I for the year ended October 31, 2012.

4The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

5At October 31, 2012, the Target 2020 Blended Index is a 11%/32%/57% Blended Index which is made up of 11% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 32% Russell 3000® Index, and 57% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses. The relative composition of the Target 2020 Blended Index may change over time to better reflect the asset allocation of the Series.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

7

Performance Update - Target 2025 Series

(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2025 Series - Class K3	7.70%
Manning & Napier Fund, Inc. - Target 2025 Series - Class R3	7.50%
Manning & Napier Fund, Inc. - Target 2025 Series - Class C3	7.30%
Manning & Napier Fund, Inc. - Target 2025 Series - Class I3	7.70%
Russell 3000® Index[5]	4.40%
Barclays Capital U.S. Aggregate Bond Index[4,6]	1.78%
Target 2025 Blended Index[5,6]	3.73%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2025 Series - Class K from its inception2 (6/25/12) to present (10/31/12) to the Barclays Capital U.S. Aggregate Bond Index and the Target 2025 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2012, this annualized net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 259% for Class K, 3,129% for Class R, 3,130% for Class C and 1,967% for Class I for the period ended October 31, 2012.

4The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

5At October 31, 2012, the Target 2025 Blended Index is a 14%/42%/44% Blended Index which is made up of 14% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 42% Russell 3000® Index, and 44% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses. The relative composition of the Target 2025 Blended Index may change over time to better reflect the asset allocation of the Series.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

8

Performance Update - Target 2030 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2030 Series - Class K3	9.12%	3.82%
Manning & Napier Fund, Inc. - Target 2030 Series - Class R3	8.84%	3.60%
Manning & Napier Fund, Inc. - Target 2030 Series - Class C3	8.36%	3.12%
Manning & Napier Fund, Inc. - Target 2030 Series - Class I3	9.36%	4.13%
Russell 3000® Index[4,7]	14.75%	4.04%
Barclays Capital U.S. Aggregate Bond Index[5,7]	5.25%	6.00%
Target 2030 Blended Index[6,7]	9.30%	3.68%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2030 Series -Class K from its inception2 (3/28/08) to present (10/31/12) to the Russell 3000® Index and the Target 2030 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.39% for Class K, 0.64% for Class R, 1.14% for Class C and 0.14% for Class I for the year ended October 31, 2012.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

5The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. The Index returns, unlike Series returns, do not reflect any fees or expenses.

6At October 31, 2012, the Target 2030 Blended Index is a 17%/49%/34% Blended Index which is made up of 17% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 49% Russell 3000® Index, and 34% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Index returns, unlike Series returns, do not reflect any fees or expenses. The relative composition of the Target 2030 Blended Index may change over time to better reflect the asset allocation of the Series.

7Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

9

Performance Update - Target 2035 Series

(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2035 Series - Class K3	9.20%
Manning & Napier Fund, Inc. - Target 2035 Series - Class R3	9.10%
Manning & Napier Fund, Inc. - Target 2035 Series - Class C3	9.30%
Manning & Napier Fund, Inc. - Target 2035 Series - Class I3	9.20%
Russell 3000® Index[4,7]	4.40%
Barclays Capital U.S. Aggregate Bond Index[5,7]	1.78%
Target 2035 Blended Index[6,7]	4.37%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2035 Series - Class K from its inception2 (6/25/12) to present (10/31/12) to the Russell 3000® Index and the Target 2035 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2012, this annualized net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 4,581% for Class K, 9,077% for Class R, 5,503% for Class C and 7,930% for Class I for the period ended October 31, 2012.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

5The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. The Index returns, unlike Series returns, do not reflect any fees or expenses.

6At October 31, 2012, the Target 2035 Blended Index is a 19%/55%/26% Blended Index which is made up of 19% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 55% Russell 3000® Index, and 26% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Index returns, unlike Series returns, do not reflect any fees or expenses. The relative composition of the Target 2035 Blended Index may change over time to better reflect the asset allocation of the Series.

7Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

10

Performance Update - Target 2040 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2040 - Class K3	8.97%	3.19%
Manning & Napier Fund, Inc. - Target 2040 - Class R3	8.67%	2.96%
Manning & Napier Fund, Inc. - Target 2040 - Class C3	8.08%	2.47%
Manning & Napier Fund, Inc. - Target 2040 - Class I3	9.23%	3.48%
Russell 3000® Index[4,6]	14.75%	4.04%
Target 2040 Blended Index[5,6]	11.12%	3.38%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2040 Series - Class K from its inception2 (3/28/08) to present (10/31/12) to the Russell 3000® Index and the Target 2040 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Target 2040 Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.44% for Class K, 0.69% for Class R, 1.19% for Class C and 0.19% for Class I for the year ended October 31, 2012.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

5At October 31, 2012, the Target 2040 Blended Index is a 20%/60%/20% Blended Index which is made up of 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 60% Russell 3000® Index, and 20% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses. The relative composition of the Target 2040 Blended Index may change over time to better reflect the asset allocation of the Series.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

11

Performance Update - Target 2045 Series

(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2045 - Class K3	10.10%
Manning & Napier Fund, Inc. - Target 2045 - Class R3	9.90%
Manning & Napier Fund, Inc. - Target 2045 - Class C3	10.10%
Manning & Napier Fund, Inc. - Target 2045 - Class I3	10.10%
Russell 3000® Index[4,6]	4.40%
Target 2045 Blended Index[5,6]	3.38%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2045 Series - Class K from its inception2 (6/25/12) to present (10/31/12) to the Russell 3000® Index and the Target 2045 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Target 2045 Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2012, this annualized net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 3,204% for Class K 8,326% for Class R, 2,985% for Class C and 7,036% for Class I for the period ended October 31, 2012.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

5At October 31, 2012, the Target 2045 Blended Index is a 21%/62%/17% Blended Index which is made up of 21% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 62% Russell 3000® Index, and 17% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses. The relative composition of the Target 2045 Blended Index may change over time to better reflect the asset allocation of the Series.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

12

Performance Update - Target 2050 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2050 - Class K3	9.07%	3.63%
Manning & Napier Fund, Inc. - Target 2050 - Class R3	8.75%	3.38%
Manning & Napier Fund, Inc. - Target 2050 - Class C3	8.29%	2.87%
Manning & Napier Fund, Inc. - Target 2050 - Class I3	9.39%	3.92%
Russell 3000® Index[4,6]	14.75%	4.04%
Target 2050 Blended Index[5,6]	11.23%	3.40%
The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2050 Series - Class K from its inception2 (3/28/08) to present (10/31/12) to the Russell 3000® Index and the Target 2050 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Target 2050 Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from March 31, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.73% for Class K, 0.98% for Class R, 1.48% for Class C and 0.48% for Class I for the year ended October 31, 2012.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

5At October 31, 2012, the Target 2050 Blended Index is a 21%/62%/17% Blended Index which is made up of 21% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 62% Russell 3000® Index, and 17% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses. The relative composition of the Target 2050 Blended Index may change over time to better reflect the asset allocation of the Series.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

13

Performance Update - Target 2055 Series

(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2055 - Class K3	10.40%
Manning & Napier Fund, Inc. - Target 2055 - Class R3	10.30%
Manning & Napier Fund, Inc. - Target 2055 - Class C3	10.10%
Manning & Napier Fund, Inc. - Target 2055 - Class I3	10.50%
Russell 3000® Index[4,6]	4.40%
Target 2055 Blended Index[5,6]	3.38%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2055 Series - Class K from its inception2 (6/25/12) to present (10/31/12) to the Russell 3000® Index and the Target 2055 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. The Barclays Capital U.S. Aggregate Bond Index, a component of the Target 2055 Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from June 30, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2012, this annualized net expense ratio was 0.30% for Class K, 0.55% for Class R, 1.05% for Class C and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 19,197% for Class K, 19,015% for Class R, 19,016% for Class C and 19,201% for Class I for the period ended October 31, 2012.

4The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

5At October 31, 2012, the Target 2055 Blended Index is a 21%/62%/17% Blended Index which is made up of 21% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 62% Russell 3000® Index, and 17% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market county indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses. The relative composition of the Target 2055 Blended Index may change over time to better reflect the asset allocation of the Series.

6Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index portfolios.

14

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the six month period (May 1, 2012 to October 31, 2012).

Actual Expenses

The Actual lines of the following tables provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 5/1/12-10/31/12[1]	ANNUALIZED EXPENSE RATIO[2]
Target Income
Actual (Class K)	$1,000.00	$1,028.60	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,028.00	$2.81	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,025.00	$5.36	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,029.60	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

15

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 5/1/12-10/31/12[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2010
Actual (Class K)	$1,000.00	$1,023.90	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,023.10	$2.80	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,020.40	$5.35	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,024.90	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 6/25/12*	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 6/25/12*-10/31/12	ANNUALIZED EXPENSE RATIO[5]
Target 2015
Actual (Class K)	$1,000.00	$1,059.00	$1.08[5]	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53[4]	0.30%
Actual (Class R)	$1,000.00	$1,059.00	$1.99[5]	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80[4]	0.55%
Actual (Class C)	$1,000.00	$1,057.00	$3.79[5]	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35[4]	1.05%
Actual (Class I)	$1,000.00	$1,061.00	$0.18[5]	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26[4]	0.05%

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 5/1/12-10/31/12[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2020
Actual (Class K)	$1,000.00	$1,021.90	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,021.20	$2.80	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,018.90	$5.34	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,024.00	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

16

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 6/25/12*	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 6/25/12*-10/31/12	ANNUALIZED EXPENSE RATIO[5]
Target 2025
Actual (Class K)	$1,000.00	$1,077.00	$1.09[5]	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53[4]	0.30%
Actual (Class R)	$1,000.00	$1,075.00	$2.00[5]	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80[4]	0.55%
Actual (Class C)	$1,000.00	$1,073.00	$3.82[5]	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35[4]	1.05%
Actual (Class I)	$1,000.00	$1,077.00	$0.18[5]	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26[4]	0.05%

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 5/1/12-10/31/12[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2030
Actual (Class K)	$1,000.00	$1,031.20	$1.54	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,030.50	$2.81	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,028.20	$5.37	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,032.10	$0.26	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 6/25/12*	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 6/25/12*-10/31/12	ANNUALIZED EXPENSE RATIO[5]
Target 2035
Actual (Class K)	$1,000.00	$1,092.00	$1.10[5]	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53[4]	0.30%
Actual (Class R)	$1,000.00	$1,091.00	$2.02[5]	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80[4]	0.55%
Actual (Class C)	$1,000.00	$1,093.00	$3.85[5]	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35[4]	1.05%
Actual (Class I)	$1,000.00	$1,092.00	$0.18[5]	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26[4]	0.05%

17

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 5/1/12-10/31/12[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2040
Actual (Class K)	$1,000.00	$1,016.90	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,015.90	$2.79	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,013.00	$5.33	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,018.90	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 6/25/12*	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 6/25/12*-10/31/12	ANNUALIZED EXPENSE RATIO[5]
Target 2045
Actual (Class K)	$1,000.00	$1,101.00	$1.11[5]	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53[4]	0.30%
Actual (Class R)	$1,000.00	$1,099.00	$2.02[5]	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80[4]	0.55%
Actual (Class C)	$1,000.00	$1,101.00	$3.87[5]	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35[4]	1.05%
Actual (Class I)	$1,000.00	$1,101.00	$0.18[5]	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26[4]	0.05%

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 5/1/12-10/31/12[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2050
Actual (Class K)	$1,000.00	$1,018.50	$1.53	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class R)	$1,000.00	$1,016.70	$2.80	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%
Actual (Class C)	$1,000.00	$1,015.30	$5.33	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35	1.05%
Actual (Class I)	$1,000.00	$1,020.40	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

18

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 6/25/12*	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 6/25/12*-10/31/12	ANNUALIZED EXPENSE RATIO[5]
Target 2055
Actual (Class K)	$1,000.00	$1,104.00	$1.11[5]	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53[4]	0.30%
Actual (Class R)	$1,000.00	$1,103.00	$2.03[5]	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80[4]	0.55%
Actual (Class C)	$1,000.00	$1,101.00	$3.87[5]	1.05%
Hypothetical[3]	$1,000.00	$1,019.91	$5.35[4]	1.05%
Actual (Class I)	$1,000.00	$1,105.00	$0.18[5]	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26[4]	0.05%

* Commencement of operations.

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

2Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

3Assumes 5% annual return before expenses.

4Expenses are equal to the Class’ annualized expense ratio (for the period 6/25/2012* to 10/31/2012), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

5Expenses are equal to the Series’ annualized expense ratio (for the period 6/25/2012* to 10/31/2012), multiplied by the average account value over the period, multiplied by 128/365 (to reflect the period since inception).

19

Portfolio Composition as of October 31, 2012 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

20

Portfolio Composition as of October 31, 2012 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

21

Statements of Assets and Liabilities

October 31, 2012

	TARGET INCOME	TARGET 2010	TARGET 2015	TARGET 2020	TARGET 2025	TARGET 2030

ASSETS:

Manning & Napier Pro-Blend® Maximum Term Series - Class I (671 shares and 4,619,910 shares, respectively)	$—	$—	$—	$—	$7,351	$50,588,019
Manning & Napier Pro-Blend® Extended Term Series - Class I (28 shares, 7,440,210 shares, 3,880 shares and 7,258,533 shares, respectively)	—	—	289	78,122,208	40,741	76,214,597
Manning & Napier Pro-Blend® Moderate Term Series - Class I (2,570,794 shares, 153 shares and 4,838,742 shares, respectively)	—	27,430,369	1,631	51,629,380	—	—
Manning & Napier Pro-Blend® Conservative Term Series - Class I (5,178,903 shares and 1,627,909 shares, respectively)	57,123,304	17,955,841	—	—	—	—

Total investments in securities:
At value*	57,123,304	45,386,210	1,920	129,751,588	48,092	126,802,616
Receivable from Advisor (Note 3)	10,991	11,948	39,310	11,633	39,303	10,420
Receivable for securities sold	300	46,187	—	300	—	300
Receivable for fund shares sold	72,354	36,208	—	114,572	—	230,409

TOTAL ASSETS	57,206,949	45,480,553	41,230	129,878,093	87,395	127,043,745

LIABILITIES:

Accrued distribution and service (Rule 12b-1) fees (Note 3)	12,276	9,071	1	25,958	11	24,744
Accrued fund accounting and administration fees (Note 3)	9,519	9,465	14,448	9,992	14,448	9,951
Accrued transfer agent fees (Note 3)	2,142	2,145	1,066	2,869	1,066	2,764
Accrued Chief Compliance Officer service fees (Note 3)	369	369	756	369	756	369
Accrued Directors’ fees (Note 3)	61	2	87	—	87	21
Payable for securities purchased	55,502	—	—	16,378	—	180,661
Payable for fund shares repurchased	16,637	82,095	—	96,667	—	47,748
Audit fees payable	10,441	10,418	17,750	10,570	17,750	10,553
Accrued Registration and filing fees	105	65	3,497	475	3,497	557
Other payables and accrued expenses	2,401	3,508	1,706	3,943	1,706	3,303

TOTAL LIABILITIES	109,453	117,138	39,311	167,221	39,321	280,671

TOTAL NET ASSETS	$57,097,496	$45,363,415	$1,919	$129,710,872	$48,074	$126,763,074

NET ASSETS CONSIST OF:

Capital stock	52,594	45,366	2	131,258	45	127,422
Additional paid-in-capital	49,017,487	42,070,499	1,884	120,277,918	45,601	116,211,511
Undistributed net investment income (loss)	78,485	54,872	(1)	142,083	(10)	100,796
Accumulated net realized gain on underlying series	2,215,881	1,483,622	—	4,563,639	—	4,052,009
Net unrealized appreciation on underlying series	5,733,049	1,709,056	34	4,595,974	2,438	6,271,336

TOTAL NET ASSETS	$57,097,496	$45,363,415	$1,919	$129,710,872	$48,074	$126,763,074

The accompanying notes are an integral part of the financial statements.

22

Statements of Assets and Liabilities

October 31, 2012

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055

ASSETS:

Manning & Napier Pro-Blend® Maximum Term Series - Class I (1,071 shares, 6,970,418 shares, 1,373 shares, 3,042,658 shares and 59 shares, respectively)	$11,724	$76,326,078	$15,039	$33,317,109	$650
Manning & Napier Pro-Blend® Extended Term Series - Class I (604 shares and 764,299 shares, respectively)	6,345	8,025,142	—	—	—

Total investments in securities:
At value*	18,069	84,351,220	15,039	33,317,109	650
Receivable from Advisor (Note 3)	39,309	11,635	39,309	13,202	39,310
Receivable for securities sold	—	300	—	300	—
Receivable for fund shares sold	—	124,440	—	39,636	—

TOTAL ASSETS	57,378	84,487,595	54,348	33,370,247	39,960

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	14,448	9,686	14,447	9,357	14,447
Accrued distribution and service (Rule 12b-1) fees (Note 3)	2	16,889	6	7,698	1
Accrued transfer agent fees (Note 3)	1,066	2,518	1,066	2,398	1,066
Accrued Chief Compliance Officer service fees (Note 3)	756	369	756	369	756
Accrued Directors’ fees (Note 3)	87	76	87	17	87
Payable for securities purchased	—	22,307	—	34,167	—
Payable for fund shares repurchased	—	94,129	—	5,291	—
Audit fees payable	17,750	10,475	17,750	10,378	17,750
Accrued Registration and filing fees	3,497	361	3,497	175	3,497
Other payables and accrued expenses	1,706	3,048	1,707	2,781	1,707

TOTAL LIABILITIES	39,312	159,858	39,316	72,631	39,311

TOTAL NET ASSETS	$18,066	$84,327,737	$15,032	$33,297,616	$649

NET ASSETS CONSIST OF:

Capital stock	17	81,919	14	30,821	1
Additional paid-in-capital	18,260	76,495,100	15,233	30,262,413	601
Undistributed net investment income (loss)	(3)	32,467	(7)	7,008	(1)
Accumulated net realized gain on underlying series	—	1,990,016	—	107,302	—
Net unrealized appreciation (depreciation) on underlying series	(208)	5,728,235	(208)	2,890,072	48

TOTAL NET ASSETS	$18,066	$84,327,737	$15,032	$33,297,616	$649

The accompanying notes are an integral part of the financial statements.

23

Statements of Assets and Liabilities

October 31, 2012

	TARGET INCOME	TARGET 2010	TARGET 2015		TARGET 2020	TARGET 2025		TARGET 2030

Class K
Net Assets	$45,925,550	$27,086,330	$1,498		$67,039,321	$47,648		$67,509,684
Shares Outstanding	4,227,522	2,708,199	142		6,776,483	4,424		6,791,425
Net Asset Value, Offering Price, and Redemption Price per share	$10.86	$10.00	$10.59	[1]	$9.89	$10.77		$9.94
Class R
Net Assets	$3,852,703	$4,792,601	$106		$19,149,856	$108		$18,759,241
Shares Outstanding	358,187	483,343	10		1,958,370	10		1,900,849
Net Asset Value, Offering Price, and Redemption Price per share	$10.76	$9.92	$10.59	[1]	$9.78	$10.75	[1]	$9.87
Class C
Net Assets	$1,019,325	$1,458,369	$106		$3,999,101	$107		$2,662,329
Shares Outstanding	95,666	147,521	10		410,096	10		271,222
Net Asset Value, Offering Price, and Redemption Price per share	$10.66	$9.89	$10.57	[1]	$9.75	$10.73	[1]	$9.82
Class I
Net Assets	$6,299,918	$12,026,115	$209		$39,522,594	$211		$37,831,820
Shares Outstanding	578,039	1,197,499	20		3,980,884	20		3,778,711
Net Asset Value, Offering Price, and Redemption Price per share	$10.90	$10.04	$10.61	[1]	$9.93	$10.77	[1]	$10.01

*At identified cost	$51,390,255	$43,677,154	$1,886		$125,155,614	$45,654		$120,531,280

1Calculated NAV may not equal actual NAV shown due to rounding of the net assets and/or shares outstanding.

	TARGET 2035		TARGET 2040	TARGET 2045		TARGET 2050	TARGET 2055

Class K
Net Assets	$15,034		$51,272,673	$3,320		$24,759,147	$214
Shares Outstanding	1,377		4,981,788	302		2,290,575	20
Net Asset Value, Offering Price, and Redemption Price per share	$10.92		$10.29	$11.01	[1]	$10.81	$11.04	[1]
Class R
Net Assets	$109		$11,827,446	$110		$3,448,293	$110
Shares Outstanding	10		1,156,918	10		320,966	10
Net Asset Value, Offering Price, and Redemption Price per share	$10.91	[1]	$10.22	$10.99	[1]	$10.74	$11.03	[1]
Class C
Net Assets	$2,710		$1,033,878	$11,388		$1,074,204	$110
Shares Outstanding	248		102,326	1,034		101,355	10
Net Asset Value, Offering Price, and Redemption Price per share	$10.93		$10.10	$11.01		$10.60	$11.01	[1]
Class I
Net Assets	$213		$20,193,740	$214		$4,015,972	$215
Shares Outstanding	19		1,950,876	19		369,225	19
Net Asset Value, Offering Price, and Redemption Price per share	$10.92	[1]	$10.35	$11.01	[1]	$10.88	$11.05	[1]

*At identified cost	$18,277		$78,622,985	$15,247		$30,427,037	$602

1Calculated NAV may not equal actual NAV shown due to rounding of the net assets and/or shares outstanding.

The accompanying notes are an integral part of the financial statements.

24

Statements of Operations

For the Year Ended October 31, 2012

	TARGET INCOME	TARGET 2010	TARGET 2015 FOR THE PERIOD 6/25/12[1] TO 10/31/12		TARGET 2020	TARGET 2025 FOR THE PERIOD 6/25/12[1] TO 10/31/12		TARGET 2030
INVESTMENT INCOME:

Income distributions from underlying series	$1,261,763	$935,510	$—		$2,416,485	$—		$1,960,348

EXPENSES:

Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	110,771	59,793	1		139,406	35		150,578
Distribution and services (Rule 12b-1) fees (Class C) (Note 3)	11,860	16,268	—	[2]	41,496	—	[2]	26,770
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	15,200	27,504	—	[2]	100,737	—	[2]	71,315
Fund accounting and administration fees (Note 3)	43,596	43,394	14,447		45,157	14,447		44,965
Transfer agent fees (Note 3)	8,767	8,686	1,066		11,988	1,066		11,365
Chief Compliance Officer service fees (Note 3)	2,496	2,496	756		2,496	756		2,496
Directors’ fees (Note 3)	1,116	877	87		2,277	87		2,239
Registration and filing fees	46,999	47,423	3,497		50,616	3,497		49,106
Audit fees	17,196	17,318	17,750		17,490	17,750		17,457
Custodian fees	2,195	4,220	420		4,267	420		2,995
Miscellaneous	13,254	13,364	1,287		20,065	1,287		18,857

Total Expenses	273,450	241,343	39,311		435,995	39,345		398,143
Less reduction of expenses (Note 3)	(107,681)	(115,606)	(39,310)		(95,300)	(39,303)		(93,380)

Net Expenses	165,769	125,737	1		340,695	42		304,763

NET INVESTMENT INCOME (LOSS)	1,095,994	809,773	(1)		2,075,790	(42)		1,655,585

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:

Net realized gain on underlying series	1,318,407	328,894	—		516,139	10		608,155
Distributions of realized gains from underlying series	982,013	1,327,217	—		4,255,728	—		3,448,916
Net change in unrealized appreciation (depreciation) on underlying series	307,113	617,274	34		2,462,193	2,438		4,194,814

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	2,607,533	2,273,385	34		7,234,060	2,448		8,251,885

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,703,527	$3,083,158	$33		$9,309,850	$2,406		$9,907,470

1 Commencement of operations.

2 Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

25

Statements of Operations

For the Year Ended October 31, 2012

	TARGET 2035 FOR THE PERIOD 6/25/12[1] TO 10/31/12	TARGET 2040	TARGET 2045 FOR THE PERIOD 6/25/12[1] TO 10/31/12	TARGET 2050	TARGET 2055 FOR THE PERIOD 6/25/12[1] TO 10/31/12

INVESTMENT INCOME:

Income distributions from underlying series	$—	$762,685	$—	$282,901	$—

EXPENSES:

Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	1	104,521	1	52,961	—	[2]
Distribution and services (Rule 12b-1) fees (Class C) (Note 3)	1	9,356	5	10,134	—	[2]
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	— [2]	67,097	— [2]	15,395	—	[2]
Fund accounting and administration fees (Note 3)	14,447	44,070	14,447	42,960	14,448
Transfer agent fees (Note 3)	1,066	10,228	1,066	9,688	1,066
Chief Compliance Officer service fees (Note 3)	756	2,496	756	2,496	756
Directors’ fees (Note 3)	87	1,551	87	570	87
Registration and filing fees	3,497	48,132	3,497	47,848	3,497
Audit fees	17,750	17,324	17,750	17,176	17,750
Custodian fees	420	2,675	420	2,136	420
Miscellaneous	1,287	16,043	1,287	14,092	1,287

Total Expenses	39,312	323,493	39,316	215,456	39,311
Less reduction of expenses (Note 3)	(39,309)	(104,746)	(39,309)	(122,050)	(39,310)

Net Expenses	3	218,747	7	93,406	1

NET INVESTMENT INCOME (LOSS)	(3)	543,938	(7)	189,495	(1)

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:

Net realized gain on underlying series	—	1,991,516	—	109,714	—
Net change in unrealized appreciation (depreciation) on underlying series	(208)	3,971,924	(208)	2,232,014	48

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	(208)	5,963,440	(208)	2,341,728	48

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(211)	$6,507,378	$(215)	$2,531,223	$47

1 Commencement of operations.

2 Amount rounds to less than $1.

The accompanying notes are an integral part of the financial statements.

26

Statements of Changes in Net Assets

	TARGET INCOME		TARGET 2010		TARGET 2015 FOR THE PERIOD 6/25/12[1] TO 10/31/12
	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income (loss)	$1,095,994	$1,006,787	$809,773	$611,903	$(1)
Net realized gain on underlying series	1,318,407	1,050,632	328,894	3,090,004	—
Distributions of realized gains from underlying series	982,013	1,489,802	1,327,217	614,501	—
Net change in unrealized appreciation (depreciation) on underlying series	307,113	(2,211,399)	617,274	(3,243,066)	34

Net increase from operations	3,703,527	1,335,822	3,083,158	1,073,342	33

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(994,528)	(1,420,895)	(542,620)	(479,554)	—
From net investment income (Class R)	(29,657)	(9,440)	(114,727)	(58,775)	—
From net investment income (Class C)	(23,100)	(29,218)	(28,528)	(24,168)	—
From net investment income (Class I)	(141,811)	(12,717)	(303,466)	(29,812)	—
From net realized gain on investments (Class K)	(1,776,212)	(492,224)	(2,048,959)	(529,696)	—
From net realized gain on investments (Class R)	(27,719)	(3,558)	(462,011)	(72,781)	—
From net realized gain on investments (Class C)	(60,498)	(12,892)	(171,418)	(43,987)	—
From net realized gain on investments (Class I)	(216,121)	(3,136)	(1,019,074)	(27,354)	—

Total distributions to shareholders	(3,269,646)	(1,984,080)	(4,690,803)	(1,266,127)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	5,936,279	2,650,464	6,446,443	5,446,293	1,886

Net increase in net assets	6,370,160	2,002,206	4,838,798	5,253,508	1,919

NET ASSETS:

Beginning of period	50,727,336	48,725,130	40,524,617	35,271,109	—

End of period[2]	$57,097,496	$50,727,336	$45,363,415	$40,524,617	$1,919

[1] Commencement of operations.
[2]Including undistributed net investment income (distributions in excess of net investment income):	$78,485	$89,179	$54,872	$62,329	$(1)

The accompanying notes are an integral part of the financial statements.

27

Statements of Changes in Net Assets

	TARGET 2020		TARGET 2025	TARGET 2030
	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11	FOR THE PERIOD 6/25/12[1] TO 10/31/12	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$2,075,790	$1,649,009	$(42)	$1,655,585	$1,285,878
Net realized gain on underlying series	516,139	7,146,008	10	608,155	6,856,640
Distributions of realized gains from underlying series	4,255,728	302,122	—	3,448,916	—
Net change in unrealized appreciation (depreciation) on underlying series	2,462,193	(6,642,777)	2,438	4,194,814	(5,730,579)

Net increase from operations	9,309,850	2,454,362	2,406	9,907,470	2,411,939

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(1,070,368)	(1,234,032)	—	(925,977)	(1,038,708)
From net investment income (Class R)	(344,785)	(218,696)	—	(155,445)	(95,429)
From net investment income (Class C)	(59,782)	(52,453)	—	(24,004)	(20,789)
From net investment income (Class I)	(835,497)	(86,948)	—	(605,721)	(58,516)
From net realized gain on investments (Class K)	(3,524,215)	(2,143,359)	—	(3,843,451)	(1,998,432)
From net realized gain on investments (Class R)	(1,200,023)	(426,909)	—	(685,589)	(212,808)
From net realized gain on investments (Class C)	(303,902)	(140,280)	—	(181,828)	(68,377)
From net realized gain on investments (Class I)	(2,414,187)	(128,094)	—	(2,137,168)	(89,785)

Total distributions to shareholders	(9,752,759)	(4,430,771)	—	(8,559,183)	(3,582,844)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	28,341,544	19,669,116	45,668	29,971,242	18,055,075

Net increase in net assets	27,898,635	17,692,707	48,074	31,319,529	16,884,170

NET ASSETS:

Beginning of period	101,812,237	84,119,530	—	95,443,545	78,559,375

End of period[2]	$129,710,872	$101,812,237	$48,074	$126,763,074	$95,443,545

[1] Commencement of operations.
[2]Including undistributed net investment income (distributions in excess of net investment income):	$142,083	$171,846	$(10)	$100,796	$156,358

The accompanying notes are an integral part of the financial statements.

28

Statements of Changes in Net Assets

	TARGET 2035	TARGET 2040		TARGET 2045
	FOR THE PERIOD 6/25/12[1] TO 10/31/12	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11	FOR THE PERIOD 6/25/12[1] TO 10/31/12

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$(3)	$543,938	$472,744	$(7)
Net realized gain on underlying series	—	1,991,516	3,464,524	—
Net change in unrealized appreciation (depreciation) on underlying series	(208)	3,971,924	(3,996,816)	(208)

Net increase (decrease) from operations	(211)	6,507,378	(59,548)	(215)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	—	(313,151)	(364,102)	—
From net investment income (Class R)	—	(77,908)	(55,126)	—
From net investment income (Class C)	—	(2,081)	(2,590)	—
From net investment income (Class I)	—	(179,939)	(14,836)	—
From net realized gain on investments (Class K)	—	(1,939,028)	(405,746)	—
From net realized gain on investments (Class R)	—	(649,307)	(81,999)	—
From net realized gain on investments (Class C)	—	(48,306)	(8,299)	—
From net realized gain on investments (Class I)	—	(821,635)	(10,968)	—

Total distributions to shareholders	—	(4,031,355)	(943,666)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	18,277	18,313,044	12,014,839	15,247

Net increase in net assets	18,066	20,789,067	11,011,625	15,032

NET ASSETS:

Beginning of period	—	63,538,670	52,527,045	—

End of period[2]	$18,066	$84,327,737	$63,538,670	$15,032

[1]Commencement of operations.
[2]Including undistributed net investment income (distributions in excess of net investment income):	$(3)	$32,467	$61,608	$(7)

The accompanying notes are an integral part of the financial statements.

29

Statements of Changes in Net Assets

	TARGET 2050		TARGET 2055
	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11	FOR THE PERIOD 6/25/12[1] TO 10/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$189,495	$162,934	$(1)
Net realized gain on underlying series	109,714	457,861	—
Net change in unrealized appreciation (depreciation) on underlying series	2,232,014	(661,564)	48

Net increase (decrease) from operations	2,531,223	(40,769)	47

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class K)	(155,055)	(130,602)	—
From net investment income (Class R)	(15,226)	(13,664)	—
From net investment income (Class C)	(2,607)	(3,344)	—
From net investment income (Class I)	(28,585)	(1,727)	—
From net realized gain on investments (Class K)	(344,780)	(29,662)	—
From net realized gain on investments (Class R)	(47,839)	(4,292)	—
From net realized gain on investments (Class C)	(18,248)	(1,754)	—
From net realized gain on investments (Class I)	(46,342)	(255)	—

Total distributions to shareholders	(658,682)	(185,300)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	7,376,288	5,906,849	602

Net increase in net assets	9,248,829	5,680,780	649

NET ASSETS:

Beginning of period	24,048,787	18,368,007	—

End of period[2]	$33,297,616	$24,048,787	$649

[1]Commencement of operations.
[2]Including undistributed net investment income (distributions in excess of net investment income):	$7,008	$18,986	$(1)

The accompanying notes are an integral part of the financial statements.

30

Financial Highlights

TARGET INCOME SERIES CLASS K	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.86	$11.02	$10.13	$9.30	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.22	0.23	0.19	0.03	(0.01)
Net realized and unrealized gain (loss) on underlying series	0.48	0.06	0.92	1.04	(0.69)

Total from investment operations	0.70	0.29	1.11	1.07	(0.70)

Less distributions to shareholders:
From net investment income	(0.25)	(0.33)	(0.19)	(0.24)	—
From net realized gain on investments	(0.45)	(0.12)	(0.03)	—	—

Total distributions to shareholders	(0.70)	(0.45)	(0.22)	(0.24)	—

Net asset value - End of period	$10.86	$10.86	$11.02	$10.13	$9.30

Net assets - End of period (000’s omitted)	$45,926	$44,682	$46,886	$42,116	$70,620 [3]

Total return[4]	6.98%	2.77%	11.22%	11.80%	(7.00%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[5]	0.30%[6]	0.28%[7,8]	0.30%[8]	0.30%[8,9]
Net investment income (loss)	2.07%	2.11%	1.83%	0.31%	(0.27%)[9]
Series portfolio turnover[10]	16%	14%	9%	13%	0%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.20%[5]	0.22%[6]	0.25%[8]	0.41%[8]	1,571%[8,9,11]

TARGET INCOME SERIES CLASS R	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/12	10/31/11	10/31/10	10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.77	$10.93	$10.08	$9.29	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	0.16	0.09	(0.05)	0.02
Net realized and unrealized gain (loss) on underlying series	0.58	0.10	0.99	1.09	(0.73)

Total from investment operations	0.67	0.26	1.08	1.04	(0.71)

Less distributions to shareholders:
From net investment income	(0.23)	(0.30)	(0.20)	(0.25)	—
From net realized gain on investments	(0.45)	(0.12)	(0.03)	—	—

Total distributions to shareholders	(0.68)	(0.42)	(0.23)	(0.25)	—

Net asset value - End of period	$10.76	$10.77	$10.93	$10.08	$9.29

Net assets - End of period (000’s omitted)	$3,853	$553	$347	$54	$93 [3]

Total return[4]	6.77%	2.50%	10.97%	11.44%	(7.10%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[5]	0.55%[6]	0.54%[7,8]	0.55%[8]	0.55%[8,9]
Net investment income (loss)	0.84%	1.47%	0.81%	(0.51%)	0.34%[9]
Series portfolio turnover[10]	16%	14%	9%	13%	0%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.20%[5]	0.22%[6]	0.37%[8]	169.34%[8]	43,127%[8,9,11]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000’s.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.68%.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.69%.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.70%. 9Annualized.

10Reflects activity of the Series and does not include the activity of the underlying series.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

31

Financial Highlights

TARGET INCOME SERIES CLASS C	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.67	$10.84	$10.00	$9.26	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.18	0.13	0.07	(0.03)	(0.01)
Net realized and unrealized gain (loss) on underlying series	0.44	0.08	0.95	1.02	(0.73)

Total from investment operations	0.62	0.21	1.02	0.99	(0.74)

Less distributions to shareholders:
From net investment income	(0.18)	(0.26)	(0.15)	(0.25)	—
From net realized gain on investments	(0.45)	(0.12)	(0.03)	—	—

Total distributions to shareholders	(0.63)	(0.38)	(0.18)	(0.25)	—

Net asset value - End of period	$10.66	$10.67	$10.84	$10.00	$9.26

Net assets - End of period (000’s omitted)	$1,019	$1,424	$1,195	$330	$93 [3]

Total return[4]	6.24%	2.04%	10.38%	10.91%	(7.40%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[5]	1.05%[6]	0.99%[7,8]	1.05%[8]	1.05%[8,9]
Net investment income (loss)	1.73%	1.23%	0.66%	(0.30%)	(0.15%)[9]
Series portfolio turnover[10]	16%	14%	9%	13%	0%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.20%[5]	0.22%[6]	0.29%[8]	10.70%[8]	43,147%[8,9,11]

TARGET INCOME SERIES CLASS I	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.89	$11.05	$10.17	$9.32	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.24	0.07	0.19	0.06	0.05
Net realized and unrealized gain (loss) on underlying series	0.50	0.25	0.94	1.04	(0.73)

Total from investment operations	0.74	0.32	1.13	1.10	(0.68)

Less distributions to shareholders:
From net investment income	(0.28)	(0.36)	(0.22)	(0.25)	—
From net realized gain on investments	(0.45)	(0.12)	(0.03)	—	—

Total distributions to shareholders	(0.73)	(0.48)	(0.25)	(0.25)	—

Net asset value - End of period	$10.90	$10.89	$11.05	$10.17	$9.32

Net assets - End of period (000’s omitted)	$6,300	$4,068	$298	$58	$93 [3]

Total return[4]	7.34%	3.00%	11.44%	12.06%	(6.80%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[5]	0.05%[6]	0.05%[8]	0.05%[8]	0.05%[8,9]
Net investment income	2.30%	0.68%	1.85%	0.66%	0.85%[9]
Series portfolio turnover[10]	16%	14%	9%	13%	0%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.20%[5]	0.23%[6]	0.33%[8]	54.69%[8]	43,107%[8,9,11]
1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000’s.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.68%.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.69%.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.70%. 9Annualized.

10Reflects activity of the Series and does not include the activity of the underlying series.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

32

Financial Highlights

TARGET 2010 SERIES CLASS K	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08 [1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.56	$10.64	$9.58	$8.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.18	0.20	0.12	0.02	(0.01)
Net realized and unrealized gain (loss) on underlying series	0.48	0.10	1.10	1.15	(1.38)

Total from investment operations	0.66	0.30	1.22	1.17	(1.39)

Less distributions to shareholders:
From net investment income	(0.25)	(0.18)	(0.14)	(0.20)	—
From net realized gain on investments	(0.97)	(0.20)	(0.02)	—	—

Total distributions to shareholders	(1.22)	(0.38)	(0.16)	(0.20)	—

Net asset value - End of period	$10.00	$10.56	$10.64	$9.58	$8.61

Net assets - End of period (000’s omitted)	$27,086	$23,653	$27,904	$15,782	$101,213 [3]

Total return[4]	7.39%	2.97%	12.85%	13.97%	(13.90%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[5]	0.30%[6]	0.29%[7,8]	0.30%[9]	0.30%[9,10]
Net investment income (loss)	1.85%	1.84%	1.20%	0.19%	(0.28%)[10]
Series portfolio turnover[11]	30%	48%	11%	9%	0%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.27%[5]	0.30%[6]	0.42%[8]	1.31%[9]	1,071%[9,10,12]

TARGET 2010 SERIES CLASS R	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08 [1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.48	$10.57	$9.54	$8.61	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.16	0.14	0.12	(0.05)	0.02
Net realized and unrealized gain (loss) on underlying series	0.48	0.13	1.07	1.18	(1.41)

Total from investment operations	0.64	0.27	1.19	1.13	(1.39)

Less distributions to shareholders:
From net investment income	(0.23)	(0.16)	(0.14)	(0.20)	—
From net realized gain on investments	(0.97)	(0.20)	(0.02)	—	—

Total distributions to shareholders	(1.20)	(0.36)	(0.16)	(0.20)	—

Net asset value - End of period	$9.92	$10.48	$10.57	$9.54	$8.61

Net assets - End of period (000’s omitted)	$4,793	$4,885	$3,655	$284	$86 [3]

Total return[4]	7.21%	2.67%	12.64%	13.54%	(13.90%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[5]	0.55%[6]	0.52%[7,8]	0.55%[9]	0.55%[9,10]
Net investment income (loss)	1.65%	1.32%	1.16%	(0.55%)	0.36%[10]
Series portfolio turnover[11]	30%	48%	11%	9%	0%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.27%[5]	0.31%[6]	0.41%[8]	25.36%[9]	42,882%[9,10,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000’s.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.68% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.69% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.

9Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

10Annualized.

11Reflects activity of the Series and does not include the activity of the underlying series.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

33

Financial Highlights

TARGET 2010 SERIES CLASS C	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08 [1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.44	$10.53	$9.49	$8.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.13	0.10	0.06	(0.01)	(0.05)
Net realized and unrealized gain (loss) on underlying series	0.45	0.12	1.08	1.10	(1.37)

Total from investment operations	0.58	0.22	1.14	1.09	(1.42)

Less distributions to shareholders:
From net investment income	(0.16)	(0.11)	(0.08)	(0.18)	—
From net realized gain on investments	(0.97)	(0.20)	(0.02)	—	—

Total distributions to shareholders	(1.13)	(0.31)	(0.10)	(0.18)	—

Net asset value - End of period	$9.89	$10.44	$10.53	$9.49	$8.58

Net assets - End of period (000’s omitted)	$1,458	$2,021	$2,247	$1,471	$98,226 [3]

Total return[4]	6.60%	2.21%	12.12%	13.13%	(14.20%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[5]	1.05%[6]	0.98%[7,8]	1.05%[9]	1.05%[9,10]
Net investment income (loss)	1.37%	0.97%	0.58%	(0.12%)	(1.03%)[10]
Series portfolio turnover[11]	30%	48%	11%	9%	0%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.27%[5]	0.30%[6]	0.44%[8]	5.01%[9]	919%[9,10,12]

TARGET 2010 SERIES CLASS I	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08 [1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.60	$10.68	$9.62	$8.63	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.21	0.08	0.14	0.07	0.05
Net realized and unrealized gain (loss) on underlying series	0.48	0.25	1.10	1.12	(1.42)

Total from investment operations	0.69	0.33	1.24	1.19	(1.37)

Less distributions to shareholders:
From net investment income	(0.28)	(0.21)	(0.16)	(0.20)	—
From net realized gain on investments	(0.97)	(0.20)	(0.02)	—	—

Total distributions to shareholders	(1.25)	(0.41)	(0.18)	(0.20)	—

Net asset value - End of period	$10.04	$10.60	$10.68	$9.62	$8.63

Net assets - End of period (000’s omitted)	$12,026	$9,966	$1,465	$469	$159 [3]

Total return[4]	7.67%	3.20%	13.10%	14.23%	(13.70%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[5]	0.05%[6]	0.05%[8]	0.05%[9]	0.05%[9,10]
Net investment income	2.16%	0.81%	1.44%	0.83%	0.86%[10]
Series portfolio turnover[11]	30%	48%	11%	9%	0%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.27%[5]	0.32%[6]	0.43%[8]	8.26%[9]	42,439%[9,10,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000’s.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.68% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.69% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.

9Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

10Annualized.

11Reflects activity of the Series and does not include the activity of the underlying series.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

34

Financial Highlights

TARGET 2015 SERIES CLASS K	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.01)
Net realized and unrealized gain (loss) on underlying series	0.60

Total from investment operations	0.59

Net asset value - End of period	$10.59

Net assets - End of period	$1,498 [3]

Total return[4]	5.90%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[5,6]
Net investment loss	(0.30%)[5]

The Series had no portfolio turnover for the period.[7]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

9,646%[5,6,8]

TARGET 2015 SERIES CLASS R	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.02)
Net realized and unrealized gain (loss) on underlying series	0.61

Total from investment operations	0.59

Net asset value - End of period	$10.59

Net assets - End of period	$106 [3]

Total return[4]	5.90%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[5,6]
Net investment loss	(0.55%)[5]

The Series had no portfolio turnover for the period.[7]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

10,644%[5,6,8]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000s.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the underlying series.

8The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

35

Financial Highlights

TARGET 2015 SERIES CLASS C	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.04)
Net realized and unrealized gain (loss) on underlying series	0.61

Total from investment operations	0.57

Net asset value - End of period	$10.57

Net assets - End of period	$106 [3]

Total return[4]	5.70%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[5,6]
Net investment loss	(1.05%)[5]

The Series had no portfolio turnover for the period.[7]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

10,645%[5,6,8]

TARGET 2015 SERIES CLASS I	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	— [9]
Net realized and unrealized gain (loss) on underlying series	0.61

Total from investment operations	0.61

Net asset value - End of period	$10.61

Net assets - End of period	$209 [3]

Total return[4]	6.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[5,6]
Net investment loss	(0.05%)[5]

The Series had no portfolio turnover for the period.[7]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

9,682%[5,6,8]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000s.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the underlying series.

8The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

9Less than $0.01.

The accompanying notes are an integral part of the financial statements.

36

Financial Highlights

TARGET 2020 SERIES CLASS K	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/2012	10/31/2011	10/31/2010	10/31/2009	3/28/08[1] TO 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.12	$10.33	$9.16	$8.14	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.17	0.20	0.13	0.02	0.04
Net realized and unrealized gain (loss) on underlying series	0.54	0.12	1.23	1.21	(1.90)

Total from investment operations	0.71	0.32	1.36	1.23	(1.86)

Less distributions to shareholders:
From net investment income	(0.21)	(0.19)	(0.17)	(0.21)	—
From net realized gain on investments	(0.73)	(0.34)	(0.02)	—	—

Total distributions to shareholders	(0.94)	(0.53)	(0.19)	(0.21)	—

Net asset value - End of period	$9.89	$10.12	$10.33	$9.16	$8.14

Net assets - End of period (000’s omitted)	$67,039	$56,290	$64,613	$30,089	$157 [3]

Total return[4]	8.08%	3.14%	14.89%	15.72%	(18.60%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[5]	0.30%[6]	0.29%[7,8]	0.30%[9]	0.30%[9,10]
Net investment income	1.72%	1.97%	1.38%	0.28%	0.74%[10]
Series portfolio turnover[11]	24%	49%	20%	9%	31%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.08%[5]	0.10%[6]	0.17%[8]	0.72%[9]	34,421%[9,10,12]

TARGET 2020 SERIES CLASS R	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/2012	10/31/2011	10/31/2010	10/31/2009	3/28/08[1] TO 10/31/08

Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.02	$10.24	$9.10	$8.13	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.14	0.15	0.12	(0.05)	0.04
Net realized and unrealized gain (loss) on underlying series	0.54	0.14	1.21	1.23	(1.91)

Total from investment operations	0.68	0.29	1.33	1.18	(1.87)

Less distributions to shareholders:
From net investment income	(0.19)	(0.17)	(0.17)	(0.21)	—
From net realized gain on investments	(0.73)	(0.34)	(0.02)	—	—

Total distributions to shareholders	(0.92)	(0.51)	(0.19)	(0.21)	—

Net asset value - End of period	$9.78	$10.02	$10.24	$9.10	$8.13

Net assets - End of period (000’s omitted)	$19,150	$16,105	$12,229	$562	$81 [3]

Total return[4]	7.82%	2.85%	14.72%	15.13%	(18.70%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[5]	0.55%[6]	0.52%[7,8]	0.55%[9]	0.55%[9,10]
Net investment income (loss)	1.47%	1.48%	1.25%	(0.54%)	0.62%[10]
Series portfolio turnover[11]	24%	49%	20%	9%	31%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.08%[5]	0.10%[6]	0.18%[8]	14.54%[9]	38,136%[9,10,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000’s.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.84% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

9Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

10Annualized.

11Reflects activity of the Series and does not include the activity of the underlying series.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

37

Financial Highlights

TARGET 2020 SERIES CLASS C	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/2012	10/31/2011	10/31/2010	10/31/2009	3/28/08[1] TO 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.99	$10.21	$9.06	$8.10	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.11	0.11	0.10	0.02	(0.05)
Net realized and unrealized gain (loss) on underlying series	0.52	0.14	1.18	1.13	(1.85)

Total from investment operations	0.63	0.25	1.28	1.15	(1.90)

Less distributions to shareholders:
From net investment income	(0.14)	(0.13)	(0.11)	(0.19)	—
From net realized gain on investments	(0.73)	(0.34)	(0.02)	—	—

Total distributions to shareholders	(0.87)	(0.47)	(0.13)	(0.19)	—

Net asset value - End of period	$9.75	$9.99	$10.21	$9.06	$8.10

Net assets - End of period (000’s omitted)	$3,999	$4,155	$3,803	$2,123	$228,171 [3]

Total return[4]	7.24%	2.42%	14.24%	14.74%	(19.00%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[5]	1.05%[6]	0.98%[7,8]	1.05%[9]	1.05%[9,10]
Net investment income (loss)	1.20%	1.08%	1.03%	0.25%	(1.05%)[10]
Series portfolio turnover[11]	24%	49%	20%	9%	31%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.08%[5]	0.10%[6]	0.18%[8]	3.08%[9]	158%[9,10,12]

TARGET 2020 SERIES CLASS I	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/2012	10/31/2011	10/31/2010	10/31/2009	3/28/08[1] TO 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.16	$10.37	$9.19	$8.15	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.20	0.09	0.18	0.10	— [13]
Net realized and unrealized gain (loss) on underlying series	0.54	0.25	1.21	1.15	(1.85)

Total from investment operations	0.74	0.34	1.39	1.25	(1.85)

Less distributions to shareholders:
From net investment income	(0.24)	(0.21)	(0.19)	(0.21)	—
From net realized gain on investments	(0.73)	(0.34)	(0.02)	—	—

Total distributions to shareholders	(0.97)	(0.55)	(0.21)	(0.21)	—

Net asset value - End of period	$9.93	$10.16	$10.37	$9.19	$8.15

Net assets - End of period (000’s omitted)	$39,523	$25,262	$3,474	$1,927	$51,467 [3]

Total return[4]	8.36%	3.37%	15.24%	15.98%	(18.50%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[5]	0.05%[6]	0.05%[8]	0.05%[9]	0.05%[9,10]
Net investment income (loss)	2.10%	0.85%	1.89%	1.22%	(0.02%)[10]
Series portfolio turnover[11]	24%	49%	20%	9%	31%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.08%[5]	0.11%[6]	0.19%[8]	2.90%[9]	871%[9,10,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000’s.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.84% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

9Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

10Annualized.

11Reflects activity of the Series and does not include the activity of the underlying series.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

13Less than $0.01.

The accompanying notes are an integral part of the financial statements.

38

Financial Highlights

TARGET 2025 SERIES CLASS K	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.01)
Net realized and unrealized gain (loss) on underlying series	0.78

Total from investment operations	0.77

Net asset value - End of period	$10.77

Net assets - End of period	$47,648 [3]

Total return[4]	7.70%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[5,6]
Net investment loss	(0.30%)[5]

The Series had no portfolio turnover for the period.[7]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

259%[5,6,8]

TARGET 2025 SERIES CLASS R	FOR THE PERIOD 6/25/12[1] TO 10/31/12 10/31/2012
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.02)
Net realized and unrealized gain (loss) on underlying series	0.77

Total from investment operations	0.75

Net asset value - End of period	$10.75

Net assets - End of period	$108 [3]

Total return[4]	7.50%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[5,6]
Net investment loss	(0.55%)[5]

The Series had no portfolio turnover for the period.[7]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

3,129%[5,6,8]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000s.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the underlying series.

8The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

39

Financial Highlights

TARGET 2025 SERIES CLASS C	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.04)
Net realized and unrealized gain (loss) on underlying series	0.77

Total from investment operations	0.73

Net asset value - End of period	$10.73

Net assets - End of period	$107 [3]

Total return[4]	7.30%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[5,6]
Net investment loss	(1.05%)[5]

The Series had no portfolio turnover for the period.[7]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

3,130%[5,6,8]

TARGET 2025 SERIES CLASS I	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	- [9]
Net realized and unrealized gain (loss) on underlying series	0.77

Total from investment operations	0.77

Net asset value - End of period	$10.77

Net assets - End of period	$211 [3]

Total return[4]	7.70%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[5,6]
Net investment loss	(0.05%)[5]

The Series had no portfolio turnover for the period.[7]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

1,967%[5,6,8]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000s.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Reflects activity of the Series and does not include the activity of the underlying series.

8The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

9Less than $0.01.

The accompanying notes are an integral part of the financial statements.

40

Financial Highlights

TARGET 2030 SERIES CLASS K	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.02	$10.15	$8.85	$7.81	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.14	0.16	0.08	0.01	0.03
Net realized and unrealized gain (loss) on underlying series	0.66	0.16	1.36	1.20	(2.22)

Total from investment operations	0.80	0.32	1.44	1.21	(2.19)

Less distributions to shareholders:
From net investment income	(0.17)	(0.15)	(0.11)	(0.17)	—
From net realized gain on investments	(0.71)	(0.30)	(0.03)	—	—

Total distributions to shareholders	(0.88)	(0.45)	(0.14)	(0.17)	—

Net asset value - End of period	$9.94	$10.02	$10.15	$8.85	$7.81

Net assets - End of period (000’s omitted)	$67,510	$63,436	$66,235	$23,597	$118 [3]

Total return[4]	9.12%	3.15%	16.34%	16.05%	(21.90%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[5]	0.30%[6]	0.29%[7,8]	0.30%[9]	0.30%[9,10]
Net investment income	1.50%	1.58%	0.87%	0.14%	0.54%[10]
Series portfolio turnover[11]	62%	40%	15%	9%	—%[12]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.09%[5]	0.11%[6]	0.20%[8]	0.97%[9]	37,175%[9,10,13]

TARGET 2030 SERIES CLASS R	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.96	$10.09	$8.83	$7.79	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	0.11	0.06	(0.05)	0.02
Net realized and unrealized gain (loss) on underlying series	0.68	0.19	1.35	1.26	(2.23)

Total from investment operations	0.77	0.30	1.41	1.21	(2.21)

Less distributions to shareholders:
From net investment income	(0.15)	(0.13)	(0.12)	(0.17)	—
From net realized gain on investments	(0.71)	(0.30)	(0.03)	—	—

Total distributions to shareholders	(0.86)	(0.43)	(0.15)	(0.17)	—

Net asset value - End of period	$9.87	$9.96	$10.09	$8.83	$7.79

Net assets - End of period (000’s omitted)	$18,759	$9,243	$7,162	$328	$78 [3]

Total return[4]	8.84%	2.94%	16.01%	16.09%	(22.10%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[5]	0.55%[6]	0.54%[7,8]	0.55%[9]	0.55%[9,10]
Net investment income (loss)	0.94%	1.11%	0.68%	(0.53%)	0.31%[10]
Series portfolio turnover[11]	62%	40%	15%	9%	—%[12]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.09%[5]	0.11%[6]	0.18%[8]	28.67%[9]	38,768%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000’s.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

10Annualized.

11Reflects activity of the Series and does not include the activity of the underlying series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

41

Financial Highlights

TARGET 2030 SERIES CLASS C	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/2012	10/31/2011	10/31/2010	10/31/2009	3/28/08[1] TO 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.90	$10.05	$8.78	$7.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.08	0.07	0.03	(0.02)	(0.01)
Net realized and unrealized gain (loss) on underlying series	0.64	0.17	1.33	1.19	(2.22)

Total from investment operations	0.72	0.24	1.36	1.17	(2.23)

Less distributions to shareholders:
From net investment income	(0.09)	(0.09)	(0.06)	(0.16)	—
From net realized gain on investments	(0.71)	(0.30)	(0.03)	—	—

Total distributions to shareholders	(0.80)	(0.39)	(0.09)	(0.16)	—

Net asset value - End of period	$9.82	$9.90	$10.05	$8.78	$7.77

Net assets - End of period (000’s omitted)	$2,662	$2,516	$2,231	$1,034	$78 [3]

Total return[4]	8.36%	2.35%	15.50%	15.57%	(22.30%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[5]	1.05%[6]	1.00%[7,8]	1.05%[9]	1.05%[9,10]
Net investment income (loss)	0.84%	0.72%	0.31%	(0.22%)	(0.17%)[10]
Series portfolio turnover[11]	62%	40%	15%	9%	—%[12]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.09%[5]	0.11%[6]	0.22%[8]	5.84%[9]	38,789%[9,10,13]

TARGET 2030 SERIES CLASS I	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.09	$10.21	$8.90	$7.82	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.17	0.07	0.13	0.11	0.01
Net realized and unrealized gain (loss) on underlying series	0.65	0.28	1.35	1.14	(2.19)

Total from investment operations	0.82	0.35	1.48	1.25	(2.18)

Less distributions to shareholders:
From net investment income	(0.19)	(0.17)	(0.14)	(0.17)	—
From net realized gain on investments	(0.71)	(0.30)	(0.03)	—	—

Total distributions to shareholders	(0.90)	(0.47)	(0.17)	(0.17)	—

Net asset value - End of period	$10.01	$10.09	$10.21	$8.90	$7.82

Net assets - End of period (000’s omitted)	$37,832	$20,249	$2,932	$1,316	$12,591 [3]

Total return[4]	9.36%	3.47%	16.76%	16.56%	(21.80%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[5]	0.05%[6]	0.05%[8]	0.05%[9]	0.05%[9,10]
Net investment income	1.78%	0.74%	1.34%	1.37%	0.16%[10]
Series portfolio turnover[11]	62%	40%	15%	9%	—%[12]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.09%[5]	0.12%[6]	0.22%[8]	6.18%[9]	14,979%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000’s.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.85% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

10Annualized.

11Reflects activity of the Series and does not include the activity of the underlying series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

42

Financial Highlights

TARGET 2035 SERIES CLASS K	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.01)
Net realized and unrealized gain (loss) on underlying series[3]	0.93

Total from investment operations	0.92

Net asset value - End of period	$10.92

Net assets - End of period	$15,034 [4]

Total return[5]	9.20%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[6,7]
Net investment loss	(0.30%)[6]

The Series had no portfolio turnover for the period.[8]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

4,581%[6,7,9]
TARGET 2035 SERIES CLASS R	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.02)
Net realized and unrealized gain (loss) on underlying series[3]	0.93

Total from investment operations	0.91

Net asset value - End of period	$10.91

Net assets - End of period	$109 [4]

Total return[5]	9.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[6,7]
Net investment loss	(0.55%)[6]

The Series had no portfolio turnover for the period.[8]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

9,077%[6,7,9]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Amount does not coincide with the amount shown on the Statements of Operations due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Annualized.

7Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the underlying series.

9The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

43

Financial Highlights

TARGET 2035 SERIES CLASS C	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.04)
Net realized and unrealized gain (loss) on underlying series[3]	0.97

Total from investment operations	0.93

Net asset value - End of period	$10.93

Net assets - End of period	$2,710 [4]

Total return[5]	9.30%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%[6,7]
Net investment loss	(1.05%)[6]

The Series had no portfolio turnover for the period.[8]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:
5,503%[6,7,9]
TARGET 2035 SERIES CLASS I	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	— [10]
Net realized and unrealized gain (loss) on underlying series[3]	0.92

Total from investment operations	0.92

Net asset value - End of period	$10.92

Net assets - End of period	$213 [4]

Total return[5]	9.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6,7]
Net investment loss	(0.05%)[6]

The Series had no portfolio turnover for the period.[8]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:
7,930%[6,7,9]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Amount does not coincide with the amount shown on the Statements of Operations due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Annualized.

7Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series—Class I.

8Reflects activity of the Series and does not include the activity of the underlying series.

9The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

10Less than $0.01.

The accompanying notes are an integral part of the financial statements.

44

Financial Highlights

TARGET 2040 SERIES CLASS K	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/2012	10/31/2011	10/31/2010	10/31/2009	3/28/08[1] TO 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.10	$10.20	$8.79	$7.58	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.07	0.09	0.04	— [3]	0.02
Net realized and unrealized gain (loss) on underlying series	0.74	(0.02)	1.46	1.36	(2.44)

Total from investment operations	0.81	0.07	1.50	1.36	(2.42)

Less distributions to shareholders:
From net investment income	(0.08)	(0.08)	(0.06)	(0.15)	—
From net realized gain on investments	(0.54)	(0.09)	(0.03)	—	—

Total distributions to shareholders	(0.62)	(0.17)	(0.09)	(0.15)	—

Net asset value - End of period	$10.29	$10.10	$10.20	$8.79	$7.58

Net assets - End of period (000’s omitted)	$51,273	$39,853	$42,417	$12,880	$76 [4]

Total return[5]	8.97%	0.70%	17.10%	18.60%	(24.20%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[6]	0.30%[7]	0.29%[8,9]	0.30%[9]	0.30%[9,10]
Net investment income	0.70%	0.88%	0.43%	0.05%	0.40%[10]
Series portfolio turnover[11]	24%	19%	4%	7%	—%[12]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.14%[6]	0.17%[7]	0.32%[9]	2.10%[9]	28,865%[9,10,13]

TARGET 2040 SERIES CLASS R	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/2012	10/31/2011	10/31/2010	10/31/2009	3/28/08[1] TO 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.04	$10.14	$8.76	$7.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.05	0.05	0.04	(0.02)	0.01
Net realized and unrealized gain (loss) on underlying series	0.73	— [3]	1.43	1.35	(2.43)

Total from investment operations	0.78	0.05	1.47	1.33	(2.42)

Less distributions to shareholders:
From net investment income	(0.06)	(0.06)	(0.06)	(0.15)	—
From net realized gain on investments	(0.54)	(0.09)	(0.03)	—	—

Total distributions to shareholders	(0.60)	(0.15)	(0.09)	(0.15)	—

Net asset value - End of period	$10.22	$10.04	$10.14	$8.76	$7.58

Net assets - End of period (000’s omitted)	$11,827	$11,475	$8,168	$504	$76 [4]

Total return[5]	8.67%	0.50%	16.85%	18.21%	(24.20%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[6]	0.55%[7]	0.52%[8,9]	0.55%[9]	0.55%[9,10]
Net investment income (loss)	0.54%	0.52%	0.40%	(0.21%)	0.14%[10]
Series portfolio turnover[11]	24%	19%	4%	7%	—%[12]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.14%[6]	0.17%[7]	0.31%[9]	16.27%[9]	28,865%[9,10,13]
1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $0.01.

4Represents the whole number without rounding to the 000’s.

5Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.

8During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

9Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

10Annualized.

11Reflects activity of the Series and does not include the activity of the underlying series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

45

Financial Highlights

TARGET 2040 SERIES CLASS C	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.94	$10.06	$8.70	$7.55	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	— [3]	0.01	(0.01)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on underlying series	0.72	(0.01)	1.43	1.36	(2.43)

Total from investment operations	0.72	—	1.42	1.30	(2.45)

Less distributions to shareholders:
From net investment income	(0.02)	(0.03)	(0.03)	(0.15)	—
From net realized gain on investments	(0.54)	(0.09)	(0.03)	—	—

Total distributions to shareholders	(0.56)	(0.12)	(0.06)	(0.15)	—

Net asset value - End of period	$10.10	$9.94	$10.06	$8.70	$7.55

Net assets - End of period (000’s omitted)	$1,034	$913	$875	$440	$75 [4]

Total return[5]	8.08%	(0.01%)	16.32%	17.88%	(24.50%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[6]	1.05%[7]	0.99%[8,9]	1.05%[9]	1.05%[9,10]
Net investment income (loss)	0.03%	0.09%	(0.12%)	(0.65%)	(0.36%)[10]
Series portfolio turnover[11]	24%	19%	4%	7%	—%[12]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.14%[6]	0.17%[7]	0.37%[9]	15.19%[9]	28,898%[9,10,13]

TARGET 2040 SERIES CLASS I	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.16	$10.26	$8.83	$7.60	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.10	0.04	0.08	0.07	— [3]
Net realized and unrealized gain (loss) on underlying series	0.74	0.06	1.46	1.32	(2.40)

Total from investment operations	0.84	0.10	1.54	1.39	(2.40)

Less distributions to shareholders:
From net investment income	(0.11)	(0.11)	(0.08)	(0.16)	—
From net realized gain on investments	(0.54)	(0.09)	(0.03)	—	—

Total distributions to shareholders	(0.65)	(0.20)	(0.11)	(0.16)	—

Net asset value - End of period	$10.35	$10.16	$10.26	$8.83	$7.60

Net assets - End of period (000’s omitted)	$20,194	$11,298	$1,066	$428	$28,539 [4]

Total return[5]	9.23%	0.93%	17.52%	18.86%	(24.00%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[6]	0.05%[7]	0.05%[9]	0.05%[9]	0.05%[9,10]
Net investment income (loss)	0.99%	0.35%	0.84%	0.93%	(0.04%)[10]
Series portfolio turnover[11]	24%	19%	4%	7%	—%[12]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to averagenet assets) would have been increased by the following amounts:

	0.14%[6]	0.18%[7]	0.36%[9]	18.65%[9]	767%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $0.01.

4Represents the whole number without rounding to the 000’s.

5Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratios of the underlying series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.

8During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

9Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%.

10Annualized.

11Reflects activity of the Series and does not include the activity of the underlying series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

46

Financial Highlights

TARGET 2045 SERIES CLASS K	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.01)
Net realized and unrealized gain (loss) on underlying series[3]	1.02

Total from investment operations	1.01

Net asset value - End of period	$11.01

Net assets - End of period	$3,320 [4]

Total return[5]	10.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[6,7]
Net investment loss	(0.30%)[6]

The Series had no portfolio turnover for the period.[8]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

3,204%[6,7,9]

TARGET 2045 SERIES CLASS R	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.02)
Net realized and unrealized gain (loss) on underlying series[3]	1.01

Total from investment operations	0.99

Net asset value - End of period	$10.99

Net assets - End of period	$110 [4]

Total return[5]	9.90%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[6,7]
Net investment loss	(0.55%)[6]

The Series had no portfolio turnover for the period.[8]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

8,326%[6,7,9]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Amount does not coincide with the amount shown on the Statements of Operations due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Annualized.

7Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%. 8Reflects activity of the Series and does not include the activity of the underlying series.

9The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

47

Financial Highlights

TARGET 2045 SERIES CLASS C	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.04)
Net realized and unrealized gain (loss) on underlying series[3]	1.05

Total from investment operations	1.01

Net asset value - End of period	$11.01

Net assets - End of period	$11,388 [4]

Total return[5]	10.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[6,7]
Net investment loss	(1.05%)[6]

The Series had no portfolio turnover for the period.[8]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

2,985%[6,7,9]

TARGET 2045 SERIES CLASS I	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	— [10]
Net realized and unrealized gain (loss) on underlying series[3]	1.01

Total from investment operations	1.01

Net asset value - End of period	$11.01

Net assets - End of period	$214 [4]

Total return[5]	10.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[6,7]
Net investment loss	(0.05%)[6]

The Series had no portfolio turnover for the period.[8]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

7,036%[6,7,9]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Amount does not coincide with the amount shown on the Statements of Operations due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Annualized.

7Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.

8Reflects activity of the Series and does not include the activity of the underlying series.

9The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

10Less than $0.01.

The accompanying notes are an integral part of the financial statements.

48

Financial Highlights

TARGET 2050 SERIES CLASS K	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.20	$10.22	$8.85	$7.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	0.09	0.03	(0.02)	0.02
Net realized and unrealized gain (loss) on underlying series	0.81	(0.01)	1.48	1.52	(2.44)

Total from investment operations	0.88	0.08	1.51	1.50	(2.42)

Less distributions to shareholders:
From net investment income	(0.08)	(0.08)	(0.06)	(0.23)	—
From net realized gain on investments	(0.19)	(0.02)	(0.08)	—	—

Total distributions to shareholders	(0.27)	(0.10)	(0.14)	(0.23)	—

Net asset value - End of period	$10.81	$10.20	$10.22	$8.85	$7.58

Net assets - End of period (000’s omitted)	$24,759	$18,293	$15,242	$1,047	$76 [3]

Total return[4]	9.07%	0.76%	17.16%	20.71%	(24.20%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.30%[5]	0.30%[5]	0.30%[6,7]	0.30%[7]	0.30%[7,8]
Net investment income (loss)	0.69%	0.82%	0.28%	(0.24%)	0.40%[8]
Series portfolio turnover[9]	5%	10%	3%	46%	1%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.43%[5]	0.54%[5]	1.07%[7]	25.10%[7]	35,232%[7,8,10]

TARGET 2050 SERIES CLASS R	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.14	$10.16	$8.82	$7.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.05	0.06	0.03	(0.05)	0.01
Net realized and unrealized gain (loss) on underlying series	0.80	— [11]	1.44	1.52	(2.43)

Total from investment operations	0.85	0.06	1.47	1.47	(2.42)

Less distributions to shareholders:
From net investment income	(0.06)	(0.06)	(0.05)	(0.23)	—
From net realized gain on investments	(0.19)	(0.02)	(0.08)	—	—

Total distributions to shareholders	(0.25)	(0.08)	(0.13)	(0.23)	—

Net asset value - End of period	$10.74	$10.14	$10.16	$8.82	$7.58

Net assets - End of period (000’s omitted)	$3,448	$2,686	$2,154	$601	$76 [3]

Total return[4]	8.75%	0.56%	16.85%	20.31%	(24.20%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.55%[5]	0.55%[5]	0.53%[6,7]	0.55%[7]	0.55%[7,8]
Net investment income (loss)	0.45%	0.55%	0.27%	(0.50%)	0.14%[8]
Series portfolio turnover[9]	5%	10%	3%	46%	1%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.43%[5]	0.54%[5]	1.44%[7]	242.05%[7]	35,243%[7,8,10]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000’s.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.

6During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

7Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%. 8Annualized.

9Reflects activity of the Series and does not include the activity of the underlying series.

10The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

11Less than $0.01.

The accompanying notes are an integral part of the financial statements.

49

Financial Highlights

TARGET 2050 SERIES CLASS C	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.02	$10.08	$8.75	$7.55	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	— [3]	0.01	(0.04)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on underlying series	0.80	(0.01)	1.46	1.49	(2.43)

Total from investment operations	0.80	—	1.42	1.43	(2.45)

Less distributions to shareholders:
From net investment income	(0.03)	(0.04)	(0.01)	(0.23)	—
From net realized gain on investments	(0.19)	(0.02)	(0.08)	—	—

Total distributions to shareholders	(0.22)	(0.06)	(0.09)	(0.23)	—

Net asset value - End of period	$10.60	$10.02	$10.08	$8.75	$7.55

Net assets - End of period (000’s omitted)	$1,074	$948	$843	$99	$75 [4]

Total return[5]	8.29%	(0.06%)	16.34%	19.84%	(24.50%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.05%[6]	1.05%[6]	1.02%[7,8]	1.05%[8]	1.05%[8,9]
Net investment income (loss)	(0.01%)	0.09%	(0.44%)	(0.71%)	(0.36%)[9]
Series portfolio turnover[10]	5%	10%	3%	46%	1%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.43%[6]	0.55%[6]	1.23%[8]	73.45%[8]	35,267%[8,9,11]

TARGET 2050 SERIES CLASS I	FOR THE YEARS ENDED				FOR THE PERIOD 3/28/08[1] TO 10/31/08
	10/31/2012	10/31/2011	10/31/2010	10/31/2009
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.26	$10.28	$8.90	$7.60	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.09	0.03	0.07	0.16	— [3]
Net realized and unrealized gain (loss) on underlying series	0.83	0.08	1.47	1.37	(2.40)

Total from investment operations	0.92	0.11	1.54	1.53	(2.40)

Less distributions to shareholders:
From net investment income	(0.11)	(0.11)	(0.08)	(0.23)	—
From net realized gain on investments	(0.19)	(0.02)	(0.08)	—	—

Total distributions to shareholders	(0.30)	(0.13)	(0.16)	(0.23)	—

Net asset value - End of period	$10.88	$10.26	$10.28	$8.90	$7.60

Net assets - End of period (000’s omitted)	$4,016	$2,121	$129	$79	$17,863 [4]

Total return[5]	9.39%	0.98%	17.40%	21.07%	(24.00%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.05%[6]	0.05%[6]	0.05%[8]	0.05%[8]	0.05%[8,9]
Net investment income (loss)	0.89%	0.25%	0.76%	2.07%	(0.03%)[9]
Series portfolio turnover[10]	5%	10%	3%	46%	1%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.43%[6]	0.57%[6]	1.90%[8]	141.53%[8]	1,903%[8,9,11]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $0.01.

4Represents the whole number without rounding to the 000’s.

5Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.

7During the year ended October 31, 2010, due to the timing of the renewal of the Series’ distribution plan under Rule 12b-1, the Series incurred approximately 11 months of distribution expense. The expense ratio would have been higher and the net investment income ratio and total return would have been lower had the Series incurred a full year of distribution expense.

8Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.85%. 9Annualized.

10Reflects activity of the Series and does not include the activity of the underlying series.

11The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

50

Financial Highlights

TARGET 2055 SERIES CLASS K	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.01)
Net realized and unrealized gain (loss) on underlying series	1.05

Total from investment operations	1.04

Net asset value - End of period	$11.04

Net assets - End of period	$214 [3]

Total return[4]	10.40%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.30%[5,6]
Net investment loss	(0.30%)[5]

The Series had no portfolio turnover for the period.[7]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

19,197%[5,6,8]

TARGET 2055 SERIES CLASS R	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.02)
Net realized and unrealized gain (loss) on underlying series	1.05

Total from investment operations	1.03

Net asset value - End of period	$11.03

Net assets - End of period	$110 [3]

Total return[4]	10.30%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.55%[5,6]
Net investment loss	(0.55%)[5]

The Series had no portfolio turnover for the period.[7]

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

19,015%[5,6,8]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000s.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.

7Reflects activity of the Series and does not include the activity of the underlying series.

8The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

51

Financial Highlights

TARGET 2055 SERIES CLASS C	FOR THE PERIOD 6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.04)
Net realized and unrealized gain (loss) on underlying series	1.05

Total from investment operations	1.01

Net asset value - End of period	$11.01

Net assets - End of period	$110 [3]

Total return[4]	10.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.05%[5,6]
Net investment loss	(1.05%)[5]

The Series had no portfolio turnover for the period.[7]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

19,016%[5,6,8]

TARGET 2055 SERIES CLASS I	FOR THE PERIOD
6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2]	— [9]
Net realized and unrealized gain (loss) on underlying series	1.05

Total from investment operations	1.05

Net asset value - End of period	$11.05

Net assets - End of period	$215 [3]

Total return[4]	10.50%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.05%[5,6]
Net investment loss	(0.05%)[5]

The Series had no portfolio turnover for the period.[7]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

19,201%[5,6,8]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents the whole number without rounding to the 000s.

4Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

6Expense ratios do not include expenses of the underlying series in which the Series invests. The expense ratio of the underlying series was 0.84%.

7Reflects activity of the Series and does not include the activity of the underlying series.

8The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

9Less than $0.01.

The accompanying notes are an integral part of the financial statements.

52

Notes to Financial Statements

1.	Organization

Target Income Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series and Target 2055 Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”) in order to meet its target asset allocations and investment style. The Series are designed to provide single investment portfolios that adjust over time to meet the changing risk and return objectives of investors over their expected investment horizon. As the target retirement date approaches, the Series’ portfolios become more conservative with a larger fixed-income investment component. The financial statements of the underlying series should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue four classes of shares (Class K, R, C and I). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15.0 billion shares of common stock each having a par value of $0.01. As of October 31, 2012, 10.3 billion shares have been designated in total among 41 series, of which 10 million have been designated in each of the Series for Class C common stock, 40 million have been designated in each of the Series for Class K and R common stock and 100 million have been designated in each of the Series for Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both

53

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

	TARGET INCOME SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$57,12 3,304	$57,123,304	$—	$—

Total assets:	$57,123,304	$57,123,304	$—	$—

	TARGET 2010 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$45,386,210	$45,386,210	$—	$—

Total assets:	$45,386,210	$45,386,210	$—	$—

	TARGET 2015 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$1,920	$1,920	$—	$—

Total assets:	$1,920	$1,920	$—	$—

	TARGET 2020 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$129,751,588	$129,751,588	$—	$—

Total assets:	$129,751,588	$129,751,588	$—	$—

	TARGET 2025 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$48,092	$48,092	$—	$—

Total assets:	$48,092	$48,092	$—	$—

	TARGET 2030 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$126,802,616	$126,802,616	$—	$—

Total assets:	$126,802,616	$126,802,616	$—	$—

	TARGET 2035 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$18,069	$18,069	$—	$—

Total assets:	$18,069	$18,069	$—	$—

54

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	TARGET 2040 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$84,351,220	$84,351,220	$—	$—

Total assets:	$84,351,220	$84,351,220	$—	$—

	TARGET 2045 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$15,039	$15,039	$—	$—

Total assets:	$15,039	$15,039	$—	$—

	TARGET 2050 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$33,317,109	$33,317,109	$—	$—

Total assets:	$33,317,109	$33,317,109	$—	$—

	TARGET 2055 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$650	$650	$—	$—

Total assets:	$650	$650	$—	$—

There were no Level 2 or Level 3 securities held by any of the Series as of October 31, 2011 or October 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the Underlying Series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each

55

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2012, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, and Target 2050 Series tax returns remains open for the years ended October 31, 2009 through October 31, 2012. As the commencement of operations of Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series, and Target 2055 Series was June 25, 2012, the statue of limitations remains open for the year ended October 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/ repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated

56

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2020 for Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, Target 2050 Series and until at least February 28, 2023 for Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series, and Target 2055 Series, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of distribution and service fees, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended October 31, 2012, the Advisor reimbursed expenses of $107,681 for Target Income Series, $115,606 for Target 2010 Series, $39,310 for Target 2015 Series, $95,300 for Target 2020 Series, $39,303 for Target 2025 Series, $93,380 for Target 2030 Series, $39,309 for Target 2035 Series, $104,746 for Target 2040 Series, $39,309 for Target 2045 Series, $122,050 for Target 2050 Series, and $39,310 for Target 2055 Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class K, Class R and Class C shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares, 0.50% of average daily net assets attributable to Class R shares, and 1.00% of average daily net assets attributable to Class C shares. There are no distribution and services fees on the Class I shares of each Series. The fees are accrued daily and paid monthly.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The fee rates for these Series are as follows: An annual fee related to fund accounting and administration of 0.0025% of the average daily net assets with an annual base fee of $40,500 per Target Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain cusip-based and out-of-pocket expenses are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2012, purchases and sales of underlying series were as follows:

SERIES	PURCHASES	SALES
Target Income Series	$13,570,979	$8,833,390
Target 2010 Series	$16,925,256	$13,040,423
Target 2015 Series	$1,887	$1
Target 2020 Series	$53,478,183	$28,565,626
Target 2025 Series	$45,794	$150
Target 2030 Series	$94,996,920	$68,481,843
Target 2035 Series	$18,278	$1
Target 2040 Series	$32,882,645	$18,070,112
Target 2045 Series	$15,247	$1
Target 2050 Series	$8,247,760	$1,342,228
Target 2055 Series	$602	$—

57

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers during the year ended October 31, 2012 is set forth below:

TARGET INCOME SERIES	VALUE AT 10/31/11	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/12	SHARES HELD AT 10/31/12	DIVIDEND INCOME 10/31/11 THROUGH 10/31/12	DISTRIBUTIONS AND NET REALIZED GAIN 10/31/11 THROUGH 10/31/12
Manning & Napier Pro-Blend® Conservative Term Series - Class I	$50,760,195	$13,570,979	$8,833,390	$57,123,304	5,178,903	$1,261,763	$2,300,420

	$50,760,195	$13,570,979	$8,833,390	$57,123,304		$1,261,763	$2,300,420

TARGET 2010 SERIES	VALUE AT 10/31/11	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/12	SHARES HELD AT 10/31/12	DIVIDEND INCOME 10/31/11 THROUGH 10/31/12	DISTRIBUTIONS AND NET REALIZED GAIN 10/31/11 THROUGH 10/31/12
Manning & Napier Pro-Blend® Moderate Term Series - Class I	$32,326,819	$6,025,939	$11,099,545	$27,430,369	2,570,794	$661,688	$1,442,775
Manning & Napier Pro-Blend® Conservative Term Series - Class I	8,228,390	10,899,317	1,940,878	17,955,841	1,627,909	273,822	213,336

	$40,555,209	$16,925,256	$13,040,423	$45,386,210		$935,510	$1,656,111

TARGET 2015 SERIES	VALUE AT 6/25/12[1]	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/12	SHARES HELD AT 10/31/12	DIVIDEND INCOME 6/25/12[1] THROUGH 10/31/12	DISTRIBUTIONS AND NET REALIZED GAIN 6/25/12[1] THROUGH 10/31/12
Manning & Napier Pro-Blend® Extended Term Series - Class I	$—	$283	$—	$289	28	$—	$—
Manning & Napier Pro-Blend® Moderate Term Series - Class I	—	1,604	1	1,631	153	—	—

	$—	$1,887	$1	$1,920		$—	$—

[1]	Commencement of operations.

58

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2020 SERIES	VALUE AT 10/31/11	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/12	SHARES HELD AT 10/31/12	DIVIDEND INCOME 10/31/11 THROUGH 10/31/12	DISTRIBUTIONS AND NET REALIZED GAIN 10/31/11 THROUGH 10/31/12
Manning & Napier Pro-Blend® Extended Term Series - Class I	$60,936,279	$29,780,497	$14,135,368	$78,122,208	7,440,210	$1,453,184	$3,288,210
Manning & Napier Pro-Blend® Moderate Term Series - Class I	40,924,421	23,697,686	14,430,258	51,629,380	4,838,742	963,301	1,483,657

	$101,860,700	$53,478,183	$28,565,626	$129,751,588		$2,416,485	$4,771,867

TARGET 2025 SERIES	VALUE AT 6/25/12[1]	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/12	SHARES HELD AT 10/31/12	DIVIDEND INCOME 6/25/12[1] THROUGH 10/31/12	DISTRIBUTIONS AND NET REALIZED GAIN 6/25/12[1] THROUGH 10/31/12
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$—	$6,869	$23	$7,351	671	$—	$2
Manning & Napier Pro-Blend® Extended Term Series - Class I	—	38,925	127	40,741	3,880	—	8

	$—	$45,794	$150	$48,092		$—	$10

[1]Commencementof operations.
TARGET 2030 SERIES	VALUE AT 10/31/11	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/12	SHARES HELD AT 10/31/12	DIVIDEND INCOME 10/31/11 THROUGH 10/31/12	DISTRIBUTIONS AND NET REALIZED GAIN 10/31/11 THROUGH 10/31/12
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$18,521,072	$49,616,486	$21,162,275	$50,588,019	4,619,910	$308,004	$70,163
Manning & Napier Pro-Blend® Extended Term Series - Class I	76,963,499	45,380,434	47,319,568	76,214,597	7,258,533	1,652,344	3,986,908

	$95,484,571	$94,996,920	$68,481,843	$126,802,616		$1,960,348	$4,057,071

59

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2035 SERIES	VALUE AT 6/25/12[1]	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/12	SHARES HELD AT 10/31/12	DIVIDEND INCOME 6/25/12[1] THROUGH 10/31/12	DISTRIBUTIONS AND NET REALIZED GAIN 6/25/12[1] THROUGH 10/31/12
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$—	$11,881	$1	$11,724	1,071	$—	$—
Manning & Napier Pro-Blend® Extended Term Series - Class I	—	6,397	—	6,345	604	—	—

	$—	$18,278	$1	$18,069		$—	$—

[1]Commencementof operations.
TARGET 2040 SERIES	VALUE AT 10/31/11	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/12	SHARES HELD AT 10/31/12	DIVIDEND INCOME 10/31/11 THROUGH 10/31/12	DISTRIBUTIONS AND NET REALIZED GAIN 10/31/11 THROUGH 10/31/12
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$63,575,247	$24,303,829	$17,072,480	$76,326,078	6,970,418	$705,093	$1,952,976
Manning & Napier Pro-Blend® Extended Term Series - Class I	—	8,578,816	997,633	8,025,142	764,299	57,592	38,540

	$63,575,247	$32,882,645	$18,070,113	$84,351,220		$762,685	$1,991,516

TARGET 2045 SERIES	VALUE AT 6/25/12[1]	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/12	SHARES HELD AT 10/31/12	DIVIDEND INCOME 6/25/12[1] THROUGH 10/31/12	DISTRIBUTIONS AND NET REALIZED GAIN 6/25/12[1] THROUGH 10/31/12
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$—	$15,247	$1	$15,039	1,373	$—	$—

	$—	$15,247	$1	$15,039		$—	$—

[1]	Commencement of operations.

60

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2050 SERIES	VALUE AT 10/31/11	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/12	SHARES HELD AT 10/31/12	DIVIDEND INCOME 10/31/11 THROUGH 10/31/12	DISTRIBUTIONS AND NET REALIZED GAIN 10/31/11 THROUGH 10/31/12
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$24,069,850	$8,247,760	$1,342,228	$33,317,109	3,042,658	$282,901	$109,714

	$24,069,850	$8,247,760	$1,342,228	$33,317,109		$282,901	$109,714

TARGET 2055 SERIES	VALUE AT 6/25/12[1]	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/12	SHARES HELD AT 10/31/12	DIVIDEND INCOME 6/25/12[1] THROUGH 10/31/12	DISTRIBUTIONS AND NET REALIZED GAIN 6/25/12[1] THROUGH 10/31/12
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$—	$602	$—	$650	59	$—	$—

	$—	$602	$—	$650		$—	$—

[1]	Commencement of operations.

6.	Capital Stock Transactions

Transactions in Class K, Class R, Class C and Class I shares:

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	523,906	$5,535,863	362,556	$3,910,102	366,391	$3,779,908	44,775	$479,118
Reinvested	274,181	2,770,577	182,292	1,912,025	5,401	54,623	1,095	11,394
Repurchased	(685,141)	(7,289,463)	(684,328)	(7,414,278)	(64,907)	(689,833)	(26,311)	(283,256)

Total	112,946	$1,016,977	(139,480)	$(1,592,151)	306,885	$3,144,698	19,559	$207,256

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	15,255	$156,232	25,545	$271,238	352,531	$3,774,856	393,080	$4,289,430
Reinvested	7,235	71,893	3,384	34,894	33,716	342,110	1,499	15,852
Repurchased	(60,384)	(624,396)	(5,620)	(59,932)	(181,620)	(1,946,091)	(48,088)	(516,123)

Total	(37,894)	$(396,271)	23,309	$246,200	204,627	$2,170,875	346,491	$3,789,159

61

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2010 SERIES:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	561,252	$5,508,851	310,020	$3,277,958	393,519	$3,795,603	282,494	$2,963,932
Reinvested	282,819	2,590,645	97,770	1,009,250	63,456	576,739	12,839	131,556
Repurchased	(375,458)	(3,775,683)	(790,894)	(8,561,266)	(439,620)	(4,285,105)	(175,273)	(1,841,204)

Total	468,613	$4,323,813	(383,104)	$(4,274,058)	17,355	$87,237	120,060	$1,254,284

TARGET 2010 SERIES:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	3,361	$32,141	49,120	$518,688	392,097	$3,936,730	957,674	$10,313,222
Reinvested	20,597	186,726	6,272	63,974	143,295	1,317,570	5,512	57,166
Repurchased	(70,074)	(684,116)	(75,224)	(789,515)	(277,741)	(2,753,658)	(160,530)	(1,697,468)

Total	(46,116)	$(465,249)	(19,832)	$(206,853)	257,651	$2,500,642	802,656	$8,672,920

TARGET 2015 SERIES:	FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12				FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS K SHARES		AMOUNTS		CLASS R SHARES		AMOUNTS
Sold	142		$ 1,486		10		$ 100
Reinvested	—		—		—		—
Repurchased	—*			(1)	—		—

Total	142		$ 1,485		10		$ 100

TARGET 2015 SERIES:	FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12				FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS C SHARES		AMOUNTS		CLASS I SHARES		AMOUNTS
Sold	10		$ 100		20		$ 201
Reinvested	—		—		—		—
Repurchased	—		—		—		—

Total	10		$ 100		20		$ 201

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	2,010,613	$19,380,782	1,675,922	$17,119,288	1,586,443	$14,918,784	595,012	$6,051,043
Reinvested	513,902	4,592,996	338,950	3,377,391	174,604	1,544,787	65,420	645,605
Repurchased	(1,309,313)	(13,015,008)	(2,707,061)	(28,217,949)	(1,409,863)	(13,486,444)	(247,831)	(2,501,394)

Total	1,215,202	$10,958,770	(692,189)	$(7,721,270)	351,184	$2,977,127	412,601	$4,195,254

62

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	46,997	$447,342	145,377	$1,473,638	1,566,124	$15,470,859	2,300,696	$24,268,461
Reinvested	41,112	362,644	19,531	192,191	356,691	3,197,362	21,490	215,042
Repurchased	(94,108)	(896,029)	(121,172)	(1,213,890)	(428,431)	(4,176,531)	(170,809)	(1,740,310)

Total	(5,999)	$(86,043)	43,736	$451,939	1,494,384	$14,491,690	2,151,377	$22,743,193

TARGET 2025 SERIES:	FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12				FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS K SHARES		AMOUNTS		CLASS R SHARES		AMOUNTS
Sold	4,436		$ 45,393		10		$ 100
Reinvested	—		—		—		—
Repurchased		(12)		(126)			—

Total	4,424		$ 45,267		10		$ 100

TARGET 2025 SERIES:	FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12				FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS C SHARES		AMOUNTS		CLASS I SHARES		AMOUNTS
Sold	10		$ 100		20		$ 201
Reinvested	—		—		—		—
Repurchased	—		—		—		—

Total	10		$ 100		20		$ 201

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	1,493,777	$14,289,691	1,386,806	$14,122,320	1,320,003	$12,422,140	364,895	$3,702,652
Reinvested	539,635	4,767,830	304,172	3,037,140	95,760	840,383	31,015	307,921
Repurchased	(1,570,157)	(15,485,014)	(1,889,426)	(19,955,578)	(442,838)	(4,271,407)	(177,715)	(1,812,551)

Total	463,255	$3,572,507	(198,448)	$(2,796,118)	972,925	$8,991,116	218,195	$2,198,022

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	39,988	$378,005	52,873	$542,800	1,811,542	$17,853,946	1,840,303	$19,567,214
Reinvested	23,588	205,832	9,025	89,165	307,186	2,731,694	14,752	148,301
Repurchased	(46,351)	(431,851)	(29,974)	(296,887)	(345,996)	(3,330,007)	(136,151)	(1,397,422)

Total	17,225	$151,986	31,924	$335,078	1,772,732	$17,255,633	1,718,904	$18,318,093

63

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2035 SERIES:	FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12				FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS K SHARES		AMOUNTS		CLASS R SHARES		AMOUNTS
Sold	1,377		$ 15,234		10		$ 100
Reinvested	—		—		—		—
Repurchased	—*			(1)	—		—

Total	1,377		$ 15,233		10		$ 100

TARGET 2035 SERIES:	FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12				FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS C SHARES		AMOUNTS		CLASS I SHARES		AMOUNTS
Sold	248		$ 2,743		19		$ 201
Reinvested	—		—		—		—
Repurchased	—		—		—		—

Total	248		$ 2,743		19		$ 201

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	1,506,199	$14,907,962	856,765	$8,988,768	984,101	$9,596,688	509,743	$5,324,802
Reinvested	249,919	2,251,557	73,655	769,848	81,216	726,846	13,209	137,125
Repurchased	(719,680)	(7,230,770)	(1,142,322)	(12,527,615)	(1,051,750)	(10,338,754)	(184,893)	(1,905,669)

Total	1,036,438	$9,928,749	(211,902)	$(2,768,999)	13,567	$(15,220)	338,059	$3,556,258

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	10,695	$105,115	16,846	$177,697	981,605	$9,832,649	1,065,270	$11,761,116
Reinvested	5,069	44,909	972	10,017	110,490	1,001,120	2,453	25,804
Repurchased	(5,277)	(50,777)	(12,994)	(140,032)	(253,542)	(2,533,501)	(59,387)	(607,022)

Total	10,487	$99,247	4,824	$47,682	838,553	$8,300,268	1,008,336	$11,179,898

TARGET 2045 SERIES:	FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12				FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS K SHARES		AMOUNTS		CLASS R SHARES		AMOUNTS
Sold	302		$ 3,355		10		$ 100
Reinvested	—		—		—		—
Repurchased	—		—		—		—

Total	302		$ 3,355		10		$ 100

64

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2045 SERIES:	FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12				FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS C SHARES		AMOUNTS		CLASS I SHARES		AMOUNTS
Sold	1,034		$ 11,591		19		$ 201
Reinvested	—		—		—		—
Repurchased	—		—		—		—

Total	1,034		$ 11,591		19		$ 201

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	565,247	$5,828,317	500,328	$5,260,037	157,352	$1,605,004	97,759	$1,032,883
Reinvested	52,848	499,785	15,172	160,264	6,696	62,927	1,712	17,956
Repurchased	(121,449)	(1,252,984)	(212,628)	(2,326,688)	(108,141)	(1,102,425)	(46,362)	(491,564)

Total	496,646	$5,075,118	302,872	$3,093,613	55,907	$565,506	53,109	$559,275

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11		FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	CLASS C SHARES	AMOUNTS	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	9,232	$94,278	20,449	$208,493	198,566	$2,055,819	204,951	$2,262,297
Reinvested	2,119	19,686	470	4,883	7,836	74,728	186	1,982
Repurchased	(4,618)	(47,775)	(9,960)	(108,643)	(43,958)	(461,072)	(10,896)	(115,051)

Total	6,733	$66,189	10,959	$104,733	162,444	$1,669,475	194,241	$2,149,228

TARGET 2055 SERIES:	FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12				FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS K SHARES		AMOUNTS		CLASS R SHARES		AMOUNTS
Sold	20		$ 201		10		$ 100
Reinvested	—				—		—
Repurchased	—				—		—

Total	20		$ 201		10		$ 100

TARGET 2055 SERIES:	FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12				FOR THE PERIOD 6/25/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	CLASS C SHARES		AMOUNTS		CLASS I SHARES		AMOUNTS
Sold	10		$ 100		19		$ 201
Reinvested	—		—		—		—
Repurchased	—		—		—		—

Total	10		$ 100		19		$ 201

*	Less than 1 share.

65

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

At October 31, 2012, one omnibus account owned the following in Target Income Series and Target 2050 Series and three omnibus accounts owned the following in Target 2010 Series, Target 2020 Series, Target 2030 Series and Target 2040 Series:

SERIES	SHARES OWNED	PERCENTAGE OF SERIES SHARES OUTSTANDING	VALUE
Target Income Series	3,719,645	70.8%	$40,395,344
Target 2010 Series	2,637,392	58.1%	26,394,736
Target 2020 Series	6,277,401	47.8%	62,157,327
Target 2030 Series	6,843,023	53.8%	68,132,779
Target 2040 Series	4,461,078	54.5%	45,961,466
Target 2050 Series	1,926,550	62.6%	20,826,008

Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series and Target 2055 Series each have two to three accounts that own substantially all the assets of these Series. Investment activities of these shareholders may have a material effect on the Series.

7.	Financial Instruments

The underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2012.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2012, $82,408, $172,111 and $204,879 was reclassified within the Target Income Series, Target 2010 Series and Target 2020 Series capital accounts, respectively, from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. The reclassifications relate primarily to distributions from investments in the Underlying Series. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions were as follows:

	TARGET INCOME SERIES	TARGET 2010 SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Ordinary income (2012)	$1,189,096	$1,041,963	$—	$2,318,608	$—	$1,711,147
Ordinary income (2011)	$1,599,338	$601,589	$—	$1,631,943	$—	$3,092,457
Long-term capital gain (2012)	$2,080,550	$3,648,840	$—	$7,434,151	$—	$6,848,036
Long-term capital gain (2011)	$384,742	$664,538	$—	$2,798,828	$—	$490,387

66

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES
Ordinary income (2012)	$—	$573,079	$—	$201,473	$—
Ordinary income (2011)	$—	$518,465	$—	$179,306	$—
Long-term capital gain (2012)	$—	$3,458,276	$—	$457,209	$—
Long-term capital gain (2011)	$—	$425,201	$—	$5,994	$—

At October 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

	TARGET INCOME SERIES	TARGET 2010 SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Cost for federal income tax purposes	$51,392,394	$43,678,578	$1,886	$125,283,647	$45,654	$120,940,849
Unrealized appreciation	$5,733,049	$1,709,056	$34	$4,595,974	$2,438	$6,271,336
Unrealized depreciation	(2,139)	(1,424)	—	(128,033)	—	(409,569)

Net unrealized appreciation	$5,730,910	$1,707,632	$34	$4,467,941	$2,438	$5,861,767

Undistributed ordinary income	78,485	56,786	—	142,084	—	100,796
Undistributed long-term capital gains	2,218,020	1,483,132	—	4,691,671	—	4,461,578
Qualified late-year losses[1]	—	—	1	—	10	—

1The Series has elected to defer certain qualified last-year losses and recognize such losses in the year ending October 31, 2013.

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES
Cost for federal income tax purposes	$18,277	$78,622,986	$15,247	$30,427,341	$602
Unrealized appreciation	$—	$5,728,234	$—	$2,890,073	$48
Unrealized depreciation	(208)	—	(208)	(305)	—

Net unrealized appreciation (depreciation)	$(208)	$5,728,234	$(208)	$2,889,768	$48

Undistributed ordinary income	—	69,679	—	7,008	—
Undistributed long-term capital gains	—	1,952,866	—	109,290	—
Capital loss carryover	—	61	—	1,684	—
Qualified late-year losses[1]	3	—	7	—	1

1The Series has elected to defer certain qualified last-year losses and recognize such losses in the year ending October 31, 2013.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) net capital losses recognized by the Series after October 31, 2011, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2012, the Series did not have any post-enactment net capital loss carryforwards.

At October 31, 2012, Target 2040 Series and Target 2050 Series had a capital loss carryover of $61 and $1,684, respectively, which is subject to limitations under Section 382-384 of the Internal Revenue Code, and are available to the extent allowed by tax law to offset future net capital gains, if any, which will expire on October 31, 2017.

Target 2040 Series and Target 2050 Series utilized $1,329 and $675, respectively, in capital loss carryovers in the current year.

67

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of –Target Income Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series and Target 2055 Series:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Target Income Series, Target 2010 Series, Target 2020 Series, Target 2030 Series, Target 2040 Series and Target 2050 Series (each a series of Manning & Napier Fund, Inc.) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series and Target 2055 Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2012 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period June 25, 2012 (commencement of operations) through October 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

New York, New York

December 19, 2012

68

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Target Income Series	$270,404
Target 2010 Series	352,976
Target 2020 Series	1,177,515
Target 2030 Series	1,210,922
Target 2040 Series	573,079
Target 2050 Series	201,473

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Target Income Series	13.39%
Target 2010 Series	18.76%
Target 2020 Series	27.64%
Target 2030 Series	47.20%
Target 2040 Series	100.00%
Target 2050 Series	100.00%

69

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

70

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name: Address:	Paul A. Brooke 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present) WebMD (2000-2010) Cheyne Capital International (2000-present) MPM Bio-equities (2000-2009) GMP Companies (2000-present) HoustonPharma (2000-2009)
Name: Address:	Chester N. Watson 290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name: Address:	Ryan Albano 290 Woodcliff Drive Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 - Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Jeffrey S. Coons, Ph.D., CFA 290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Elizabeth Craig 290 Woodcliff Drive Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

71

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name: Address:	Christine Glavin 290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Jodi L. Hedberg 290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Richard Yates 290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

72

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73

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74

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on
Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNTGT-10/12-AR

DIVIDEND FOCUS SERIES
www.manning-napier.com

Dividend Focus Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Over the past twelve months, global growth concerns, uncertainty, and volatility have generally caused investors’ risk appetite to rise and fall alongside the shorter-term movement of news. Although the fourth quarter of 2011 and the first quarter of 2012 provided strong equity market returns, investors continued to express apprehension as data pertaining to the U.S. showed signs of softness heading into the second quarter. Additionally, a resurgence of fear and uncertainty related to the European sovereign debt crisis persisted throughout the quarter, placing increased stress on global financial markets. However, markets began to advance again during the later part of the second quarter and throughout the third as encouraging statements from policymakers both domestically and abroad provided a boost to investor confidence. Overall, despite the U.S. stock market posting strong returns over the past year, the market environment continues to be challenging and our slow growth economic outlook remains in place.

The Dividend Focus Series seeks to provide competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns. The Series does not necessarily look for the highest dividend payers. Rather, the Series considers other factors beyond dividend yield (e.g., companies that generate attractive levels of free cash flow and a low risk of financial distress) to better understand a company’s ability to sustain (and in many cases grow) dividend payments into the future.

Overall, the U.S. equity markets advanced over the last year. For the twelve months ended October 2012, the Russell 3000 Index gained 14.75%. Additionally, value stocks generally exceeded growth stocks, with the Russell 1000 Value Index earning 16.89% over the one-year period and the Russell 1000 Growth Index returning 13.02%. Amid continuing volatility, the Dividend Focus Series produced strong double-digit returns. However, the Series’ results trailed both the Russell 3000 Index and the Russell 1000 Value Index over the Series’ fiscal year.

Relative underperformance as compared to the Russell 1000 Value Index for the Series was primarily driven by individual equity holdings. However, sector allocation decisions also detracted from relative results for the year ending October 31. In particular, investments in Industrials and Consumer Discretionary hurt relative performance so far this year, whereas holdings in Consumer Staples and Energy slightly offset some of the negative relative returns. From a sector allocation standpoint, an underweight to Financials as compared to the benchmark and an overweight to Information Technology detracted from relative performance, while a noticeable underweight to the Utilities sector and an overweight to the Health Care sector aided relative results over the course of the Series’ fiscal year. Overall, the portfolio continues to have a relatively large allocation to the Health Care and Consumer Staples sectors, with almost no exposure to the Financials sector and a noticeable underweight to the Utilities sector.

At Manning & Napier, we continue to focus on areas of the market that we believe can provide compelling long-term growth potential at attractive prices. For investors seeking income in the current environment, we believe it is important to look beyond simple dividend yield, and to also consider free cash flow generation and the health of a company’s balance sheet. These are the qualities that characterize the stock selection process within the Dividend Focus Series.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

2

Dividend Focus Series

Performance Update as of October 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Dividend Focus Series - Class I3	11.77%	12.55%
Manning & Napier Fund, Inc. - Dividend Focus Series - Class S3,4	11.46%	12.26%
Russell 1000® Value Index[5]	16.89%	11.90%
Standard & Poor’s (S&P) 500 Total Return Index[5]	15.21%	13.50%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Dividend Focus Series - Class I from its inception2 (November 7, 2008) to present (October 31, 2012) to the Russell 1000® Value Index and the S&P 500 Total Return Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 7, 2008, the Series’ Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2012, this annualized net expense ratio was 0.86% for Class S and 0.59% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.86% for Class S and 0.59% for Class I for the period ended October 31, 2012.

4For periods prior to the inception of Class S on March 12, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Dividend Focus Series - Class I adjusted for expense differences.

5The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

3

Dividend Focus Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each Class at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Class of the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD* 5/1/12-10/31/12	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,024.60	$4.34	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000.00	$1,025.90	$3.06	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data for Class I and 244 days for Class S.

4

Dividend Focus Series

Portfolio Composition as of October 31, 2012

(unaudited)

5

Dividend Focus Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.4%

Consumer Discretionary - 7.1%
Auto Components - 0.1%
Magna International, Inc. (Canada)	4,281	$190,119

Distributors - 0.2%
Genuine Parts Co.	4,232	264,839

Hotels, Restaurants & Leisure - 1.9%
McDonald’s Corp.	28,548	2,477,966

Leisure Equipment & Products - 0.2%
Mattel, Inc.	8,980	330,284

Media - 1.6%
The McGraw-Hill Companies, Inc.	7,739	427,812
Omnicom Group, Inc.	6,543	313,475
Pearson plc - ADR (United Kingdom)	19,503	392,010
Thomson Reuters Corp. (Canada)	24,095	680,925
Viacom, Inc. - Class B	6,479	332,178

		2,146,400

Multiline Retail - 0.8%
Kohl’s Corp.	4,836	257,662
Target Corp.	12,819	817,211

		1,074,873

Specialty Retail - 2.3%
The Home Depot, Inc.	40,698	2,498,043
Limited Brands, Inc.	7,811	374,069
Staples, Inc.	14,073	162,051

		3,034,163

Total Consumer Discretionary		9,518,644

Consumer Staples - 20.8%
Beverages - 5.6%
The Coca-Cola Co.	120,072	4,464,277
PepsiCo, Inc.	43,393	3,004,531

		7,468,808

Food & Staples Retailing - 4.6%
Sysco Corp.	16,430	510,480
Walgreen Co.	11,775	414,833
Wal-Mart Stores, Inc.	69,681	5,227,469

		6,152,782

Food Products - 2.5%
Archer-Daniels-Midland Co.	13,156	353,107
Campbell Soup Co.	8,769	309,283
ConAgra Foods, Inc.	7,749	215,732

The accompanying notes are an integral part of the financial statements.

6

Dividend Focus Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
General Mills, Inc.	17,514	$701,961
H.J. Heinz Co.	8,259	474,975
The Hershey Co.	5,847	402,566
Hillshire Brands Co.	3,088	80,319
The J.M. Smucker Co.	3,095	265,056
Kellogg Co.	9,686	506,772

		3,309,771

Household Products - 4.5%
Colgate-Palmolive Co.	10,559	1,108,273
Kimberly-Clark Corp.	10,667	890,161
The Procter & Gamble Co.	58,079	4,021,390

		6,019,824

Personal Products - 0.1%
Avon Products, Inc.	9,018	139,689

Tobacco - 3.5%
Lorillard, Inc.	3,739	433,761
Philip Morris International, Inc.	48,919	4,332,267

		4,766,028

Total Consumer Staples		27,856,902

Energy - 16.8%
Oil, Gas & Consumable Fuels - 16.8%
BP plc - ADR (United Kingdom)	62,975	2,700,998
Chevron Corp.	45,854	5,053,569
ConocoPhillips	35,357	2,045,402
Exxon Mobil Corp.	59,877	5,458,986
Marathon Oil Corp.	9,675	290,831
Occidental Petroleum Corp.	10,748	848,662
Phillips 66	17,229	812,520
Royal Dutch Shell plc - ADR (Netherlands)	41,340	2,830,963
Sasol Ltd. - ADR (South Africa)	16,125	683,861
Statoil ASA - ADR (Norway)	69,990	1,718,255

Total Energy		22,444,047

Financials - 0.4%
Insurance - 0.4%
Marsh & McLennan Companies, Inc.	14,893	506,809

Health Care - 24.2%
Biotechnology - 0.6%
Amgen, Inc.	9,288	803,830

The accompanying notes are an integral part of the financial statements.

7

Dividend Focus Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies - 1.4%
Baxter International, Inc.	12,859	$805,359
Becton, Dickinson and Co.	4,665	353,047
Medtronic, Inc.	18,402	765,155

		1,923,561

Health Care Providers & Services - 0.2%
Cardinal Health, Inc.	6,706	275,818

Pharmaceuticals - 22.0%
Abbott Laboratories	39,848	2,610,841
AstraZeneca plc - ADR (United Kingdom)	36,482	1,692,765
Bristol-Myers Squibb Co.	45,193	1,502,667
Eli Lilly & Co.	30,745	1,495,129
GlaxoSmithKline plc - ADR (United Kingdom)	71,149	3,194,590
Johnson & Johnson	72,534	5,136,858
Merck & Co., Inc.	76,480	3,489,782
Novartis AG - ADR (Switzerland)	50,827	3,073,000
Pfizer, Inc.	201,063	5,000,437
Sanofi - ADR (France)	51,374	2,252,750

		29,448,819

Total Health Care		32,452,028

Industrials - 12.5%
Aerospace & Defense - 4.0%
The Boeing Co.	13,895	978,764
General Dynamics Corp.	7,772	529,118
Honeywell International, Inc.	18,469	1,131,042
Northrop Grumman Corp.	6,920	475,335
Raytheon Co.	8,090	457,570
United Technologies Corp.	21,920	1,713,267

		5,285,096

Air Freight & Logistics - 1.0%
United Parcel Service, Inc. - Class B	18,193	1,332,637

Commercial Services & Supplies - 0.3%
Waste Management, Inc.	13,335	436,588

Electrical Equipment - 1.5%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	54,526	984,740
Emerson Electric Co.	21,596	1,045,894

		2,030,634

Industrial Conglomerates - 3.2%
3M Co.	20,087	1,759,621

The accompanying notes are an integral part of the financial statements.

8

Dividend Focus Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Industrial Conglomerates (continued)
Koninklijke Philips Electronics N.V. - NY Shares (Netherlands)	29,154	$731,182
Siemens AG - ADR (Germany)	17,804	1,796,602

		4,287,405

Machinery - 1.5%
Deere & Co.	4,858	415,068
Dover Corp.	5,444	316,950
Eaton Corp.	6,527	308,205
Illinois Tool Works, Inc.	13,017	798,333
Stanley Black & Decker, Inc.	3,199	221,691

		2,060,247

Road & Rail - 1.0%
CSX Corp.	12,783	261,668
Norfolk Southern Corp.	6,449	395,646
Union Pacific Corp.	5,631	692,782

		1,350,096

Total Industrials		16,782,703

Information Technology - 9.5%
Communications Equipment - 0.6%
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	90,732	806,607

Computers & Peripherals - 0.3%
Hewlett-Packard Co.	29,689	411,193

Electronic Equipment, Instruments & Components - 0.4%
Corning, Inc.	20,431	240,064
TE Connectivity Ltd. - ADR (Switzerland)	8,588	276,362

		516,426

IT Services - 1.0%
Accenture plc - Class A	9,178	618,689
Automatic Data Processing, Inc.	13,181	761,730

		1,380,419

Office Electronics - 0.7%
Canon, Inc. - ADR (Japan)	27,903	897,081

Semiconductors & Semiconductor Equipment - 3.3%
Analog Devices, Inc.	5,866	229,419
Applied Materials, Inc.	27,213	288,458
Intel Corp.	150,075	3,245,372
Linear Technology Corp.	6,735	210,536
Texas Instruments, Inc.	15,259	428,625

		4,402,410

The accompanying notes are an integral part of the financial statements.

9

Dividend Focus Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software - 3.2%
Microsoft Corp.	153,114	$4,369,108

Total Information Technology		12,783,244

Materials - 6.0%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	4,008	310,740
The Dow Chemical Co.	15,000	439,500
E.I. du Pont de Nemours & Co.	25,408	1,131,164
PPG Industries, Inc.	4,029	471,715

		2,353,119

Metals & Mining - 4.0%
ArcelorMittal - NY Shares (Luxembourg)	21,166	312,622
BHP Billiton plc - ADR (United Kingdom)	57,605	3,685,568
Freeport-McMoRan Copper & Gold, Inc.	11,953	464,733
Southern Copper Corp.	16,987	647,205
Teck Resources Ltd. - Class B (Canada)	7,421	236,581

		5,346,709

Paper & Forest Products - 0.2%
International Paper Co.	8,056	288,646

Total Materials		7,988,474

Telecommunication Services - 1.2%
Wireless Telecommunication Services - 1.2%
Mobile Telesystems OJSC - ADR (Russia)	14,536	249,147
NTT DOCOMO, Inc. - ADR (Japan)	55,711	802,238
Rogers Communications, Inc. - Class B (Canada)	12,316	540,919

Total Telecommunication Services		1,592,304

Utilities - 0.9%
Electric Utilities - 0.3%
Cia Energetica de Minas Gerais (CEMIG) - ADR (Brazil)	16,144	193,567
Enersis S.A. - ADR (Chile)	14,935	252,999

		446,566

Multi-Utilities - 0.4%
Public Service Enterprise Group, Inc.	13,939	446,606

Water Utilities - 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo (SABESP) - ADR (Brazil)	2,942	247,157

Total Utilities		1,140,329

TOTAL COMMON STOCKS (Identified Cost $124,769,647)		133,065,484

The accompanying notes are an integral part of the financial statements.

10

Dividend Focus Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 2.8%

Dreyfus Cash Management, Inc. - Institutional Shares[1], 0.06%
(Identified Cost $ 3,739,467)	3,739,467	$3,739,467

TOTAL INVESTMENTS - 102.2%
(Identified Cost $ 128,509,114)		136,804,951
LIABILITIES, LESS OTHER ASSETS - (2.2%)		(2,914,976)

NET ASSETS - 100%		$133,889,975

ADR - American Depository Receipt

1Rate shown is the current yield as of October 31, 2012.

The accompanying notes are an integral part of the financial statements.

11

Dividend Focus Series

Statement of Assets and Liabilities

October 31, 2012

ASSETS:

Investments, at value (identified cost $128,509,114) (Note 2)	$136,804,951
Dividends receivable	148,621
Receivable for fund shares sold	46,604
Foreign tax reclaims receivable	19,438

TOTAL ASSETS	137,019,614

LIABILITIES:

Accrued management fees (Note 3)	52,555
Accrued fund accounting and administration fees (Note 3)	11,510
Accrued transfer agent fees (Note 3)	2,885
Accrued shareholder services fees (Class S) (Note 3)	973
Accrued Chief Compliance Officer service fees (Note 3)	369
Accrued Directors’ fees (Note 3)	10
Payable for fund shares repurchased	3,040,834
Other payables and accrued expenses	20,503

TOTAL LIABILITIES	3,129,639

TOTAL NET ASSETS	$133,889,975

NET ASSETS CONSIST OF:

Capital stock	$103,845
Additional paid-in-capital	124,383,425
Undistributed net investment income	518,751
Accumulated net realized gain on investments	588,117
Net unrealized appreciation on investments	8,295,837

TOTAL NET ASSETS	$133,889,975

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($5,130,045/505,775 shares)	$10.14

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($128,759,930/9,878,688 shares)	$13.03

The accompanying notes are an integral part of the financial statements.

12

Dividend Focus Series

Statement of Operations

For the Year Ended October 31, 2012

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $104,115)	$3,896,778

EXPENSES:

Management fees (Note 3)	535,850
Fund accounting and administration fees (Note 3)	49,389
Transfer agent fees (Note 3)	10,460
Shareholder services fees (Class S)(Note 3)	2,909
Chief Compliance Officer service fees (Note 3)	2,493
Directors’ fees (Note 3)	2,408
Custodian fees	14,302
Miscellaneous	82,512

Total Expenses	700,323

NET INVESTMENT INCOME	3,196,455

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	639,201
Net change in unrealized appreciation (depreciation) on investments	9,123,532

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	9,762,733

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,959,188

The accompanying notes are an integral part of the financial statements.

13

Dividend Focus Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,196,455	$523,429
Net realized gain (loss) on investments	639,201	151,167
Net change in unrealized appreciation (depreciation) on investments	9,123,532	(1,016,872)

Net increase (decrease) from operations	12,959,188	(342,276)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(33,294)	—
From net investment income (Class I)	(2,796,819)	(387,291)
From net realized gain on investments (Class I)	(185,043)	(280,255)

Total distributions to shareholders	(3,015,156)	(667,546)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	44,917,699	77,394,902

Net increase in net assets	54,861,731	76,385,080

NET ASSETS:

Beginning of year	79,028,244	2,643,164

End of year (including undistributed net investment income of $518,751 and $152,467, respectively)	$133,889,975	$79,028,244

The accompanying notes are an integral part of the financial statements.

14

Dividend Focus Series

Financial Highlights - Class S

FOR THE PERIOD 3/1/12[1] TO 10/31/12
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.12
Net realized and unrealized gain (loss) on investments	0.23

Total from investment operations	0.35

Less distributions to shareholders:
From net investment income	(0.21)

Net asset value - End of period	$10.14

Net assets - End of period (000’s omitted)	$5,130

Total return[3]	3.59%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.86%[4]
Net investment income	1.76%[4]
Portfolio turnover	16%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

15

Dividend Focus Series

Financial Highlights - Class I*

	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/12	10/31/11	10/31/10	11/7/08[1] TO 10/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.96	$12.41	$11.38	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.34	0.27	0.36	0.34
Net realized and unrealized gain (loss) on investments	1.05	0.88	1.02	1.22

Total from investment operations	1.39	1.15	1.38	1.56

Less distributions to shareholders:
From net investment income	(0.30)	(0.30)	(0.35)	(0.18)
From net realized gain on investments	(0.02)	(1.30)	— [3]	—

Total distributions to shareholders	(0.32)	(1.60)	(0.35)	(0.18)

Net asset value - End of period	$13.03	$11.96	$12.41	$11.38

Net assets - End of period (000’s omitted)	$128,760	$79,028	$2,643	$2,044

Total return[4]	11.77%	10.17%	12.32%	15.81%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.59%	0.60%	0.60%	0.60%[5]
Net investment income	2.69%	2.41%	2.99%	3.33%[5]
Portfolio turnover	16%	8%	73%	28%

*Effective March 1, 2012, the shares of the Series have been designated as Class I.

**For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	0.45%	5.01%	6.21%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01 per share.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

16

Dividend Focus Series

Notes to Financial Statements

1.	Organization

Dividend Focus Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns through a passive quantitative investment approach.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. Effective March 1, 2012, Class A shares of the Series have been redesignated as Class I Shares and the Series issued Class S Shares. Each class of shares is substantially the same, except that Class S shares bear shareholder service fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 100 million have been designated as Dividend Focus Series Class I common stock and 100 million have been designated as Dividend Focus Series Class S common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17

Dividend Focus Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Consumer Discretionary	$9,518,644	$9,518,644	$—	$—
Consumer Staples	27,856,902	27,856,902	—	—
Energy	22,444,047	22,444,047	—	—
Financials	506,809	506,809	—	—
Health Care	32,452,028	32,452,028	—	—
Industrials	16,782,703	16,782,703	—	—
Information Technology	12,783,244	12,783,244	—	—
Materials	7,988,474	7,988,474	—	—
Telecommunication Services	1,592,304	1,592,304	—	—
Utilities	1,140,329	1,140,329	—	—
Mutual Fund	3,739,467	3,739,467	—	—

Total assets	$136,804,951	$136,804,951	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2011 or October 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its

18

Dividend Focus Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended October 31, 2009 and the years ended October 31, 2010 through October 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

19

Dividend Focus Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Effective March 1, 2012, Class A shares of the Series have been redesignated as Class I shares and the Series issued Class S shares. The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2013, to waive its Management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder service fees, at no more than 0.60% of average daily net assets each year. For the year ended October 31, 2012, the Advisor did not waive fees or reimburse expenses for the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $63,548,739 and $17,714,305, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S and I shares of Dividend Focus Series were:

CLASS S	FOR THE PERIOD 3/1/12 (COMMENCEMENT OF OPERATIONS) TO 10/31/12
	SHARES	AMOUNT
Sold	516,327	$5,190,493
Reinvested	3,094	31,412
Repurchased	(13,646)	(135,796)

Total	505,775	$5,086,109

20

Dividend Focus Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,270,811	$64,943,816	6,736,803	$81,351,801
Reinvested	136,912	1,716,807	44,413	505,619
Repurchased	(2,136,276)	(26,829,033)	(386,985)	(4,462,518)

Total	3,271,447	$39,831,590	6,394,231	$77,394,902

At October 31, 2012, one omnibus account owned 3,885,470 shares of the Series (37.4% of shares outstanding) valued at $50,627,679. In addition, the retirement plan of the Advisor and its affiliates owned 142,566 shares of the Series (1.4% of shares outstanding) valued at $1,857,633. Investment activities of these shareholders may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2012, $58 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
Ordinary income	$2,842,025	$467,218
Long-term capital gains	173,131	200,328

21

Dividend Focus Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At October 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$128,554,653
Unrealized appreciation	11,469,317
Unrealized depreciation	(3,219,019)

Net unrealized appreciation	$8,250,298

Undistributed ordinary income	997,523
Undistributed long-term capital gains	154,884

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after October 31, 2011, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the Series did not have pre or post-enactment net capital loss carryforwards.

22

Dividend Focus Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Dividend Focus Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dividend Focus Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

December 19, 2012

23

Dividend Focus Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $2,842,025 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 76.36%.

24

Dividend Focus Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name: Address:	Stephen B. Ashley 290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name: Address:	Peter L. Faber 290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name: Address:	Harris H. Rusitzky 290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

25

Dividend Focus Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name: Address:	Paul A. Brooke 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-present) WebMD (2000-2010) Cheyne Capital International (2000-present) MPM Bio-equities (2000-2009) GMP Companies (2000-present) HoustonPharma (2000-2009)
Name: Address:	Chester N. Watson 290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name: Address:	Ryan Albano 290 Woodcliff Drive Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 - Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Jeffrey S. Coons, Ph.D., CFA 290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Elizabeth Craig 290 Woodcliff Drive Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

26

Dividend Focus Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name: Address:	Christine Glavin 290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Jodi L. Hedberg 290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Richard Yates 290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

27

Dividend Focus Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNDIV-10/12-AR

OVERSEAS SERIES
www.manning-napier.com

Overseas Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Over the past twelve months, global growth concerns, uncertainty, and volatility have generally caused investors’ risk appetite to rise and fall alongside the shorter-term movement of news. Although the fourth quarter of 2011 and the first quarter of 2012 provided strong equity market returns, investors continued to express apprehension as data pertaining to the U.S. showed signs of softness heading into the second quarter. Additionally, a resurgence of fear and uncertainty related to the European sovereign debt crisis persisted throughout the quarter, placing increased stress on global financial markets. However, markets began to advance again during the later part of the second quarter and throughout the third as encouraging statements from policymakers both domestically and abroad provided a boost to investor confidence. Overall, despite the U.S. stock market posting strong returns over the past year, the market environment continues to be challenging and our slow growth economic outlook remains in place.

Despite significant headwinds, global equities were generally higher for the year ending October 31, 2012. Even after equity market declines toward the end of the time period, the MSCI All Country World Index ex U.S. (ACWIxUS) rose over the past year, increasing 3.98%.

Overall, the Series continues to provide competitive absolute and relative returns over the current international stock market cycle, which includes the equity bull market from April 2003 until November 2007 and the current bear market. With an annualized return of 10.64% over the current full cycle, the Series has slightly outpaced the ACWIxUS Index benchmark’s annualized return of 10.46%.

For the one year period ending October 31, 2012, the Series has also provided positive absolute returns and outperformed relative to the ACWIxUS Index, rising 4.61%. Outperformance was driven by sector allocation. Specifically, an overweight to Consumer Staples and Health Care as compared to the benchmark, as well as an underweight to Materials, aided relative returns. Conversely, relative performance was challenged by a significant underweight to Financials. With respect to equity selection, certain holdings challenged the Series’ performance relative to the benchmark. In particular, selections in Health Care, Information Technology, Consumer Staples and Financials impacted relative results most clearly over the one year period. However, selections in Materials, and to a lesser extent Industrials, contributed positively to relative returns.

From a regional and country perspective, the Series’ overweight allocation to Europe and the Middle East as compared to the Index was a positive relative performance contributor over the past year. Additionally, underweight positions to Emerging Markets, the Pacific region and the Americas aided relative returns as well. From a country standpoint, an underweight to Japan relative to the Index, as well as an overweight to Belgium and Ireland contributed positively to relative performance. Conversely, an underweight to Hong Kong challenged relative returns.

At Manning & Napier, we continue to focus on areas of the market that we believe can provide compelling long-term growth potential at attractive prices. In the current environment, where the majority of investors are focused on traditionally less volatile areas of the markets, we are finding the best values in growth companies that have the ability to expand the business faster than the broad economy. In short, we will continue to focus our portfolios on areas of the market that we believe can provide compelling long-term absolute returns and keep investors on track to achieve their financial goals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

2

Overseas Series

Performance Update as of October 31, 2012

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Overseas Series[3,4]	4.61%	(3.60)%	9.74%	8.54%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[5]	3.98%	(5.08)%	9.31%	5.70%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Overseas Series for the ten years ended October 31, 2012 to the MSCI All Country World Index ex U.S.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 23, 1998, the Collective’s inception date (see Note 4 below). Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 0.75%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.75% for the year ended October 31, 2012.

4For periods prior to the inception of the Series on July 10, 2002, the performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans - International Equity Collective Investment Trust (the “Collective”), which was managed by the Advisor and reorganized into the Series. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (the “1940 Act”), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees.

5The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Collective (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike Series returns, the Index returns do not reflect any fees or expenses.

3

Overseas Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD* 5/1/12-10/31/12
Actual	$1,000.00	$1,000.50	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Overseas Series

Portfolio Composition as of October 31, 2012

(unaudited)

5

Overseas Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 93.8%

Consumer Discretionary - 14.4%
Automobiles - 3.7%
Suzuki Motor Corp. (Japan)[1]	1,133,100	$25,697,386
Toyota Motor Corp. (Japan)[1]	1,231,700	47,490,857

		73,188,243

Diversified Consumer Services - 1.0%
Anhanguera Educacional Participacoes S.A. (Brazil)	1,128,080	19,772,850

Hotels, Restaurants & Leisure - 2.0%
Accor S.A. (France)[1]	1,268,180	39,627,420

Internet & Catalog Retail - 0.3%
Ocado Group plc (United Kingdom)*[1]	5,060,870	5,293,989

Media - 4.7%
British Sky Broadcasting Group plc (United Kingdom)[1]	2,641,750	30,234,710
Societe Television Francaise 1 (France)[1]	3,010,490	25,872,210
Virgin Media, Inc. - ADR (United Kingdom)	1,175,230	38,477,030

		94,583,950

Multiline Retail - 1.1%
Marks & Spencer Group plc (United Kingdom)[1]	3,516,040	22,378,375

Textiles, Apparel & Luxury Goods - 1.6%
Adidas AG (Germany)[1]	242,270	20,650,248
Burberry Group plc (United Kingdom)[1]	558,880	10,545,029

		31,195,277

Total Consumer Discretionary		286,040,104

Consumer Staples - 18.3%
Beverages - 2.9%
Anheuser-Busch InBev N.V. (Belgium)[1]	244,320	20,432,649
Carlsberg A/S - Class B (Denmark)[1]	225,050	19,425,895
SABMiller plc (United Kingdom)[1]	442,580	18,994,821

		58,853,365

Food & Staples Retailing - 5.8%
Carrefour S.A. (France)[1]	1,750,770	42,282,001
Distribuidora Internacional de Alimentacion S.A. (Spain)[1]	824,065	4,992,290
Koninklijke Ahold N.V. (Netherlands)[1]	1,658,120	21,115,305
Tesco plc (United Kingdom)[1]	9,231,290	47,767,061

		116,156,657

Food Products - 7.7%
Charoen Pokphand Foods PCL (Thailand)[1]	9,809,970	11,250,985
Danone S.A. (France)[1]	888,740	54,663,733
Nestle S.A. (Switzerland)[1]	829,080	52,636,822

The accompanying notes are an integral part of the financial statements.

6

Overseas Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Unilever plc - ADR (United Kingdom)	957,420	$35,702,192

		154,253,732

Household Products - 0.8%
Reckitt Benckiser Group plc (United Kingdom)[1]	247,410	14,989,256

Personal Products - 1.1%
Beiersdorf AG (Germany)[1]	290,100	21,104,599

Total Consumer Staples		365,357,609

Energy - 16.0%
Energy Equipment & Services - 7.6%
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	1,110,735	36,159,638
Petroleum Geo-Services ASA (Norway)[1]	688,640	11,899,370
Schlumberger Ltd. (United States)	1,124,980	78,219,859
Trican Well Service Ltd. (Canada)	2,045,320	24,410,728

		150,689,595

Oil, Gas & Consumable Fuels - 8.4%
Cameco Corp. (Canada)	1,820,480	35,226,288
Encana Corp. (Canada)	2,067,770	46,628,214
Petroleo Brasileiro S.A. - ADR (Brazil)	1,878,500	38,565,605
Talisman Energy, Inc. (Canada)	4,225,150	47,888,559

		168,308,666

Total Energy		318,998,261

Financials - 4.5%
Commercial Banks - 2.4%
HSBC Holdings plc (United Kingdom)[1]	4,901,790	48,328,534

Insurance - 1.3%
Admiral Group plc (United Kingdom)[1]	1,442,610	25,851,114

Real Estate Investment Trusts (REITS) - 0.8%
Land Securities Group plc (United Kingdom)[1]	1,243,660	16,161,750

Total Financials		90,341,398

Health Care - 9.0%
Health Care Equipment & Supplies - 1.4%
Mindray Medical International Ltd. - ADR (China)	792,230	26,943,742

Health Care Providers & Services - 2.6%
Life Healthcare Group Holdings Ltd. (South Africa)[1]	2,854,910	10,797,766
Sonic Healthcare Ltd. (Australia)[1]	3,049,480	41,122,266

		51,920,032

Life Sciences Tools & Services - 2.7%
Lonza Group AG (Switzerland)[1]	688,926	34,941,097

The accompanying notes are an integral part of the financial statements.

7

Overseas Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services (continued)
QIAGEN N.V. (Netherlands)*[1]	1,088,590	$18,964,290

		53,905,387

Pharmaceuticals - 2.3%
Novo Nordisk A/S - Class B (Denmark)[1]	198,190	31,772,932
Santen Pharmaceutical Co. Ltd. (Japan)[1]	344,900	15,108,528

		46,881,460

Total Health Care		179,650,621

Industrials - 12.1%
Airlines - 3.2%
Ryanair Holdings plc - ADR (Ireland)*	1,964,460	63,353,835

Commercial Services & Supplies - 0.8%
Edenred (France)[1]	551,290	15,953,750

Electrical Equipment - 1.3%
Nexans S.A. (France)[1]	349,090	14,864,811
Prysmian S.p.A. (Italy)[1]	586,290	11,304,157

		26,168,968

Industrial Conglomerates - 1.1%
Siemens AG (Germany)[1]	210,510	21,210,653

Machinery - 1.4%
FANUC Corp. (Japan)[1]	118,900	18,942,654
Westport Innovations, Inc. - ADR (Canada)*	306,710	8,606,283

		27,548,937

Marine - 1.8%
D/S Norden A/S (Denmark)[1]	161,440	4,257,815
Diana Shipping, Inc. - ADR (Greece)*	734,320	5,287,104
Mitsui OSK Lines Ltd. (Japan)[1]	4,151,000	9,949,655
Nippon Yusen Kabushiki Kaisha (Japan)[1]	5,080,000	9,683,176
Pacific Basin Shipping Ltd. (Hong Kong)[1,2]	11,822,854	6,310,120

		35,487,870

Professional Services - 1.5%
Adecco S.A. (Switzerland)[1]	312,370	15,147,582
Randstad Holding N.V. (Netherlands)[1]	455,280	14,885,489

		30,033,071

Trading Companies & Distributors - 0.5%
Brenntag AG (Germany)[1]	82,830	10,451,348

Transportation Infrastructure - 0.5%
Groupe Eurotunnel S.A. (France)[1]	1,359,760	10,355,146

Total Industrials		240,563,578

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology - 7.6%
Communications Equipment - 0.7%
Alcatel-Lucent - ADR (France)*	14,201,020	$14,769,061

Internet Software & Services - 1.1%
Tencent Holdings Ltd. (China)[1]	598,500	21,051,919

IT Services - 3.8%
Amdocs Ltd. - ADR (United States)	1,526,730	50,488,961
Cap Gemini S.A. (France)[1]	621,340	26,138,668

		76,627,629

Semiconductors & Semiconductor Equipment - 2.0%
Sumco Corp. (Japan)*[1]	1,032,100	7,078,743
Tokyo Electron Ltd. (Japan)[1]	722,580	32,538,036

		39,616,779

Total Information Technology		152,065,388

Materials - 9.7%
Chemicals - 4.8%
Chr. Hansen Holding A/S (Denmark)[1]	231,570	7,246,421
Johnson Matthey plc (United Kingdom)[1]	785,770	28,593,156
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	187,600	10,592,488
Syngenta AG (Switzerland)[1]	128,270	50,011,131

		96,443,196

Construction Materials - 2.5%
CRH plc (Ireland)[1]	1,298,730	24,227,664
Holcim Ltd. (Switzerland)[1]	385,230	26,290,498

		50,518,162

Metals & Mining - 2.4%
Alumina Ltd. (Australia)[1]	27,222,540	27,174,272
Norsk Hydro ASA (Norway)[1]	2,009,290	9,045,877
Umicore S.A. (Belgium)[1]	213,030	10,947,205

		47,167,354

Total Materials		194,128,712

Telecommunication Services - 2.2%
Diversified Telecommunication Services - 2.2%
Telenor ASA (Norway)[1]	2,242,390	44,103,596

TOTAL COMMON STOCKS (Identified Cost $1,865,066,920)		1,871,249,267

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Investment Portfolio - October 31, 2012

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 5.3%
Dreyfus Cash Management, Inc. - Institutional Shares[3] , 0.06% (Identified Cost $ 105,571,708)	105,571,708	$105,571,708

TOTAL INVESTMENTS - 99.1% (Identified Cost $ 1,970,638,628)		1,976,820,975
OTHER ASSETS, LESS LIABILITIES - 0.9%		17,178,172

NET ASSETS - 100%		$1,993,999,147

ADR - American Depository Receipt *Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Traded on Hong Kong exchange.

3Rate shown is the current yield as of October 31, 2012.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

United Kingdom - 17.2%; France - 14.1%.

The accompanying notes are an integral part of the financial statements.

10

Overseas Series

Statement of Assets & Liabilities

October 31, 2012

ASSETS:

Investments, at value (identified cost $1,970,638,628) (Note 2)	$1,976,820,975
Receivable for securities sold	22,002,000
Dividends receivable	2,959,805
Foreign tax reclaims receivable	1,746,633
Receivable for fund shares sold	703,879

TOTAL ASSETS	2,004,233,292

LIABILITIES:

Accrued management fees (Note 3)	1,212,678
Accrued fund accounting and administration fees (Note 3)	67,074
Accrued transfer agent fees (Note 3)	2,194
Accrued Chief Compliance Officer service fees (Note 3)	369
Foreign currency due to custodian (identifed cost $8,296,932)	8,296,950
Payable for fund shares repurchased	497,097
Accrued custodian fees	125,508
Other payables and accrued expenses	32,275

TOTAL LIABILITIES	10,234,145

TOTAL NET ASSETS	$1,993,999,147

NET ASSETS CONSIST OF:

Capital stock	$887,233
Additional paid-in-capital	2,011,597,660
Undistributed net investment income	27,318,155
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(51,973,731)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	6,169,830

TOTAL NET ASSETS	$1,993,999,147

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($1,993,999,147/88,723,349 shares)	$22.47

The accompanying notes are an integral part of the financial statements.

11

Overseas Series

Statement of Operations

For the Year Ended October 31, 2012

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $4,342,875)	$40,684,791

EXPENSES:

Management fees (Note 3)	11,738,467
Fund accounting and administration fees (Note 3)	243,919
Directors’ fees (Note 3)	34,086
Transfer agent fees (Note 3)	8,435
Chief Compliance Officer service fees (Note 3)	2,497
Custodian fees	369,757
Miscellaneous	161,683

Total Expenses	12,558,844
Less reduction of expenses (Note 3)	(5,287)

Net Expenses	12,553,557

NET INVESTMENT INCOME	28,131,234

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	(43,021,677)
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $54,086)	(706,575)

(43,728,252)

Net change in unrealized appreciation (depreciation) on- Investments	107,079,938
Foreign currency and translation of other assets and liabilities	28,145

107,108,083

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	63,379,831

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,511,065

The accompanying notes are an integral part of the financial statements.

12

Overseas Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$28,131,234	$34,731,762
Net realized gain (loss) on investments and foreign currency	(43,728,252)	33,909,582
Net change in unrealized appreciation (depreciation) on investments and foreign currency	107,108,083	(166,547,551)

Net increase (decrease) from operations	91,511,065	(97,906,207)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(35,331,200)	(9,601,100)
From net realized gain on investments	(34,111,953)	(31,173)

Total distributions to shareholders	(69,443,153)	(9,632,273)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	635,743,925	525,453,301

Net increase in net assets	657,811,837	417,914,821

NET ASSETS:

Beginning of year	1,336,187,310	918,272,489

End of year (including undistributed net investment income of $27,318,155 and $35,228,119, respectively)	$1,993,999,147	$1,336,187,310

The accompanying notes are an integral part of the financial statements.

13

Overseas Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$22.63	$24.22	$21.68	$17.78	$33.55

Income (loss) from investment operations:
Net investment income	0.36 [1]	0.75 [1]	0.32 [1]	0.36 [1]	0.34
Net realized and unrealized gain (loss) on investments	0.51	(2.09)	2.41	4.35	(13.17)

Total from investment operations	0.87	(1.34)	2.73	4.71	(12.83)

Less distributions to shareholders:
From net investment income	(0.52)	(0.25)	(0.19)	(0.42)	(0.29)
From net realized gain on investments	(0.51)	— [2]	—	(0.39)	(2.65)

Total distributions to shareholders	(1.03)	(0.25)	(0.19)	(0.81)	(2.94)

Net asset value - End of year	$22.47	$22.63	$24.22	$21.68	$17.78

Net assets - End of year (000’s omitted)	$1,993,999	$1,336,187	$918,272	$448,441	$174,371

Total return[3]	4.61%	(5.61%)	12.68%	28.10%	(41.58%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.75%	0.75%	0.75%	0.75%	0.80%
Net investment income	1.68%	3.04%	1.42%	1.97%	1.48%
Portfolio turnover	42%	37%	36%	49%	43%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.00%[4]	0.01%	0.01%	0.05%	0.03%

1Calculated based on average shares outstanding during the year.

2Less than $0.01 per share.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

14

Overseas Series

Notes to Financial Statements

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 200 million have been designated as Overseas Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

15

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Consumer Discretionary	$286,040,104	$58,249,880	$227,790,224	$—
Consumer Staples	365,357,609	35,702,192	329,655,417	—
Energy	318,998,261	270,939,253	48,059,008	—
Financials	90,341,398	—	90,341,398	—
Health Care	179,650,621	26,943,742	152,706,879	—
Industrials	240,563,578	77,247,222	163,316,356	—
Information Technology	152,065,388	65,258,022	86,807,366	—
Materials	194,128,712	—	194,128,712	—
Telecommunication Services	44,103,596	—	44,103,596	—
Mutual Fund	105,571,708	105,571,708	—	—

Total assets	$1,976,820,975	$639,912,019	$1,336,908,956	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2011 or October 31, 2012.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date

16

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2012, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2009 through October 31, 2012. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a

17

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least February 28, 2013, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.75% of average daily net assets each year. Accordingly, the Advisor waived fees of $5,287 for the year ended October 31, 2012, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2012, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,213,773,674 and $669,507,095, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of Overseas Series were:

	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	36,986,583	$797,706,576	25,644,794	$638,310,503
Reinvested	3,272,558	62,996,742	347,072	8,409,551
Repurchased	(10,584,050)	(224,959,393)	(4,851,651)	(121,266,753)

Total	29,675,091	$635,743,925	21,140,215	$525,453,301

At October 31, 2012, the retirement plan of the Advisor and its affiliates owned 178,566 shares of the Series (0.2% of shares outstanding) valued at $4,012,379.

18

Overseas Series

Notes to Financial Statements (continued)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses and passive foreign investment company (PFIC) gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2012, $709,998 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
Ordinary income	$36,180,006	$9,632,273
Long-term capital gains	33,263,147	—

At October 31, 2012, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,980,614,340
Unrealized appreciation	148,274,858
Unrealized depreciation	(152,068,223)

Net unrealized depreciation	$(3,793,365)

Undistributed ordinary income	29,361,869
Capital loss carryover	(44,041,733)

19

Overseas Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after October 31, 2011, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the Series had no pre-enactment net capital losses and had post-enactment net short-term capital loss carryforwards of $31,307,311 and net long-term capital loss carryforwards of $12,734,422, respectively.

20

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 19, 2012

21

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $37,667,083 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 0.15%.

The Series has elected to pass through to its shareholders, foreign source income of $44,782,455 and foreign taxes paid of $1,487,077 for the year ended October 31, 2012.

22

Overseas Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name: Address:	Stephen B. Ashley 290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name: Address:	Peter L. Faber 290 Woodcliff Drive Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name: Address:	Harris H. Rusitzky 290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

23

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name: Address:	Paul A. Brooke 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-present) WebMD (2000-2010) Cheyne Capital International (2000-present) MPM Bio-equities (2000-2009) GMP Companies (2000-present) HoustonPharma (2000-2009)
Name: Address:	Chester N. Watson 290 Woodcliff Drive Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name: Address:	Ryan Albano 290 Woodcliff Drive Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 - Manning & Napier Advisors, LLC; Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Jeffrey S. Coons, Ph.D., CFA 290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Elizabeth Craig 290 Woodcliff Drive Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

24

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name: Address:	Christine Glavin 290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Jodi L. Hedberg 290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Richard Yates 290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

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26

Overseas Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On our web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNOVS-10/12-AR

PRO-BLEND® CONSERVATIVE TERM SERIES
PRO-BLEND® MODERATE TERM SERIES
PRO-BLEND® EXTENDED TERM SERIES
PRO-BLEND® MAXIMUM TERM SERIES
www.manning-napier.com

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Over the past twelve months, global growth concerns, uncertainty, and volatility have generally caused investors’ risk appetite to rise and fall alongside the shorter-term movement of news. Although the fourth quarter of 2011 and the first quarter of 2012 provided strong equity market returns, investors continued to express apprehension as data pertaining to the U.S. showed signs of softness heading into the second quarter. Additionally, a resurgence of fear and uncertainty related to the European sovereign debt crisis persisted throughout the quarter, placing increased stress on global financial markets. However, markets began to advance again during the later part of the second quarter and throughout the third as encouraging statements from policymakers both domestically and abroad provided a boost to investor confidence. Overall, despite the U.S. stock market posting strong returns over the past year, the market environment continues to be challenging and our slow growth economic outlook remains in place.

Despite multiple shifts in market temperament over the past year, U.S. equity markets, global equity markets, and the domestic bond market all posted positive absolute results. For the twelve months ended October 2012, the S&P 500 Index gained 15.21%. Similarly, the MSCI All Country World Index ex U.S. Index finished the one year period higher, returning 3.98%. While shifting risk appetites also caused gyrations within fixed income markets, the Barclay’s Capital U.S. Aggregate Bond Index (the “BCA Index”) returned 5.25% over the past year.

Over the current stock market cycle, which includes the bull market in stocks from October 2002 until November 2007 and the current bear market, the Pro-Blend Series continue to provide competitive absolute returns for long-term investors. The Conservative Term Series (i.e., the most fixed income oriented Series, with an average of 80% in bonds) has slightly trailed its blended benchmark over the current stock market cycle. Meanwhile, the more growth-oriented Moderate Term Series, Extended Term Series, and Maximum Term Series each continued to outperform their respective blended benchmarks over the current stock market cycle with the exception of the Maximum Term Series Class C and the Moderate Term Series Class C and R.

For the twelve months ending October 31, 2012, each of the Pro-Blend Series provided positive absolute returns. On a relative basis, however, the performance of each fund in the Series trailed its respective blended benchmark during the one year period with the exception of the Conservative Term Series Class I and Class R.

Although markets continue to be driven by uncertainty and macroeconomic developments, Manning & Napier believes investment decision-making needs to remain focused on industry and company-specific fundamentals. Within equity markets, our security selection strategies and pricing disciplines continue to identify compelling investment opportunities in what we believe are well-positioned and attractively valued growth companies. Broadly speaking, investors continue to display a preference for areas of the market that are perceived to be safe and stable. This market bias has created attractive investment opportunities in many growth-oriented companies. Over the past year, each Pro-Blend Series maintained a larger position in equities than its respective blended benchmark.

During the year, we continued to find attractive opportunities in companies that adhere to the tenets of our Strategic Profile strategy. Companies that fit this strategy have what we believe to be a demonstrated sustainable competitive advantage which acts as a protective moat around the business. For example, we added or increased investments in sectors such as Information Technology and Healthcare. As of the Pro-Blend Series’ fiscal year-end, each Series was overweight in the Consumer Discretionary sector and underweight in the Telecommunication Services and Utilities sectors relative to the blended benchmarks.

With regard to the Series’ relative performance, equity selection decisions detracted from relative returns during the twelve months through October. In particular, certain Series investments in the Health Care, Energy, and Information Technology sectors challenged relative performance. This weakness was partially offset by relatively stronger performance among Series holdings in the Consumer Discretionary and Materials sectors which aided relative returns. In terms of sector allocation decisions, the overall relative performance impact of sector positioning was largely muted. The Series’ overweight to the Consumer Discretionary sector and underweight to the Utilities sector as compared to the blended benchmarks contributed positively to relative results for the period.

Management Discussion and Analysis

(unaudited)

In the fixed income portion of the Pro-Blend Series’ portfolios, we continue to favor opportunities we are finding in the corporate sector. As a result, the Pro-Blend Series’ fixed income investments are most heavily weighted in the corporate sector, and are overweight to this sector relative to the BCA Index. Our main focus is on investment grade corporate bonds, although we are also employing a selective approach to value opportunities we see in corporate bonds rated below investment grade. Additionally, as Treasury yields hover near historic lows, our preference for government debt continues to be U.S. Agency securities. Each Series has a larger position in Agency bonds than the BCA Index.

At Manning & Napier, we continue to focus on areas of the market that we believe can provide compelling long-term growth potential at attractive prices. In the current environment, where the majority of investors are focused on traditionally less volatile areas of the markets, we are finding the best values in growth companies that have the ability to expand the business faster than the broad economy. In short, we will continue to focus our portfolios on areas of the market that we believe can provide compelling long-term absolute returns and keep investors on track to achieve their financial goals.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

Performance Update - Pro-Blend® Conservative Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S3	7.15%	4.87%	5.79%	6.09%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class I3,4	7.34%	5.03%	5.87%	6.15%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class C3,4	6.42%	4.05%	5.01%	5.33%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class R3,4	6.85%	4.60%	5.54%	5.87%
Barclays Capital Intermediate U.S. Aggregate Bond Index[5,7]	4.14%	5.80%	4.96%	5.92%
8%/22%/70% Blended Index[6,7]	6.68%	4.98%	5.87%	6.42%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2012 to the Barclays Capital Intermediate U.S. Aggregate Bond Index and a 8%/22%/70% Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 0.88% for Class S, 0.68% for Class I, 1.69% for Class C and 1.19% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.88% for Class S, 0.68% for Class I, 1.69% for Class C and 1.19% for Class R for the year ended October 31, 2012.

4For periods prior to the inception of Class I on March 28, 2008, Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S adjusted for expense differences.

5The Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

Performance Update - Pro-Blend® Conservative Term Series

(unaudited)

6The 8%/22%/70% Blended Index is 8% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 22% Russell 3000® Index, and 70% Barclays Capital Intermediate U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

7Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index’s portfolios.

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 5/1/12-10/31/12*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,029.60	$4.55	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%
Class I
Actual	$1,000.00	$1,030.20	$3.53	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52	0.69%
Class C
Actual	$1,000.00	$1,026.20	$8.63	1.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	$8.59	1.69%
Class R
Actual	$1,000.00	$1,028.30	$6.08	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06	1.19%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

Portfolio Composition - Pro-Blend® Conservative Term Series

As of October 31, 2012 (unaudited)

Sector Allocation[3]
Financials	17.88%
Consumer Discretionary	8.78%
Energy	6.40%
Industrials	5.79%
Health Care	5.42%
Information Technology	5.27%
Consumer Staples	4.29%
Materials	4.03%
Telecommunication Services	1.08%
Utilities	0.72%

[3] Including common stocks, preferred stocks, and corporate bonds, as a percentage of total investments.

Top Five Stock Holding[4]
Hess Corp.	0.85%
EMC Corp.	0.62%
Monsanto Co.	0.53%
Juniper Networks, Inc.	0.47%
Exxon Mobil Corp.	0.46%

4 As a percentage of total investments.

Top Five Bond Holdings[5]
Fannie Mae, 0.875%, 8/28/2017	2.36%
Freddie Mac, 2.375%, 1/13/2022	1.95%
Freddie Mac, 0.875%, 10/28/2013	1.83%
Fannie Mae, 4.375%, 3/15/2013	1.80%
Fannie Mae, 0.50%, 9/28/2015	1.74%

5 As a percentage of total investments.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 31.32%

Consumer Discretionary - 4.40%
Auto Components - 0.03%
Hankook Tire Co. Ltd. (South Korea)*[1]	3,329	$140,413
Magna International, Inc. (Canada)	5,069	225,114

		365,527

Automobiles - 0.20%
Suzuki Motor Corp. (Japan)[1]	3,530	80,056
Tesla Motors, Inc.*	3,370	94,798
Toyota Motor Corp. (Japan)[1]	5,850	225,559
Toyota Motor Corp. - ADR (Japan)	28,530	2,210,219
Yamaha Motor Co. Ltd. (Japan)[1]	9,150	87,365

		2,697,997

Distributors - 0.03%
Genuine Parts Co.	4,740	296,629
Inchcape plc (United Kingdom)[1]	19,020	123,696

		420,325

Diversified Consumer Services - 0.01%
Anhanguera Educacional Participacoes S.A. (Brazil)	7,720	135,315

Hotels, Restaurants & Leisure - 1.01%
Accor S.A. (France)[1]	121,530	3,797,505
Arcos Dorados Holdings, Inc. (Argentina)	4,080	52,673
BJ’s Restaurants, Inc.*	2,550	84,278
Carnival Corp.	111,250	4,214,150
Hyatt Hotels Corp. - Class A*	15,170	553,705
InterContinental Hotels Group plc (United Kingdom)[1]	46,974	1,162,230
McDonald’s Corp.	32,038	2,780,898
Orient-Express Hotels Ltd. - ADR - Class A*	64,550	757,172

		13,402,611

Household Durables - 0.40%
DR Horton, Inc.	61,050	1,279,608
Lennar Corp. - Class A	39,030	1,462,454
LG Electronics, Inc. (South Korea)[1]	1,600	111,315
NVR, Inc.*	1,280	1,156,787
Rodobens Negocios Imobiliarios S.A. (Brazil)	13,340	84,071
Toll Brothers, Inc.*	36,500	1,204,865

		5,299,100

Internet & Catalog Retail - 0.24%
Amazon.com, Inc.*	11,210	2,609,912
Blue Nile, Inc.*	730	27,572
HomeAway, Inc.*	10,260	263,785
Ocado Group plc (United Kingdom)*[1]	76,380	79,898

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Internet & Catalog Retail (continued)
Shutterfly, Inc.*	7,470	$226,042

		3,207,209

Leisure Equipment & Products - 0.03%
Mattel, Inc.	9,859	362,614

Media - 2.01%
British Sky Broadcasting Group plc (United Kingdom)[1]	5,140	58,827
DIRECTV*	82,820	4,232,930
Imax Corp. (Canada)*	6,520	147,287
The McGraw-Hill Companies, Inc.	8,491	469,382
Mediaset Espana Comunicacion S.A. (Spain)[1]	36,260	195,162
News Corp. - Class A	111,940	2,677,605
Omnicom Group, Inc.	7,419	355,444
Pearson plc - ADR (United Kingdom)	22,532	452,893
Reed Elsevier plc - ADR (United Kingdom)	978	38,210
Societe Television Francaise 1 (France)[1]	12,700	109,144
Thomson Reuters Corp. (Canada)	24,462	691,296
Time Warner, Inc.	93,850	4,077,783
Valassis Communications, Inc.*	3,340	86,907
Viacom, Inc. - Class B	53,914	2,764,171
Virgin Media, Inc. - ADR (United Kingdom)	163,510	5,353,317
The Walt Disney Co.	96,430	4,731,820
Wolters Kluwer N.V. (Netherlands)[1]	6,030	116,663
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)[1]	45,750	145,103

		26,703,944

Multiline Retail - 0.11%
Kohl’s Corp.	5,494	292,720
Marks & Spencer Group plc (United Kingdom)[1]	14,240	90,633
PPR (France)[1]	555	97,839
Target Corp.	14,332	913,665

		1,394,857

Specialty Retail - 0.32%
Aeropostale, Inc.*	5,060	60,467
American Eagle Outfitters, Inc.	4,670	97,463
Belle International Holdings Ltd. (Hong Kong)[1]	45,000	83,449
Chico’s FAS, Inc.	4,200	78,120
Dick’s Sporting Goods, Inc.	4,000	200,000
Group 1 Automotive, Inc.	1,060	65,731
Hennes & Mauritz AB - Class B (Sweden)[1]	3,130	106,127
The Home Depot, Inc.	44,762	2,747,492
Komeri Co. Ltd. (Japan)[1]	1,110	26,791

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Specialty Retail (continued)
Limited Brands, Inc.	8,863	$424,449
Penske Automotive Group, Inc.	2,100	64,260
Sonic Automotive, Inc. - Class A	4,230	82,062
Staples, Inc.	15,818	182,144
Teavana Holdings, Inc.*	5,880	62,034

		4,280,589

Textiles, Apparel & Luxury Goods - 0.01%
Adidas AG (Germany)[1]	1,140	97,170
Burberry Group plc (United Kingdom)[1]	4,270	80,567

		177,737

Total Consumer Discretionary		58,447,825

Consumer Staples - 3.42%
Beverages - 0.69%
The Boston Beer Co., Inc. - Class A*	760	81,761
C&C Group plc (Ireland)[1]	15,470	74,070
Carlsberg A/S - Class B (Denmark)[1]	1,650	142,425
Cia Cervecerias Unidas S.A. - ADR (Chile)	1,460	103,558
The Coca-Cola Co.	134,780	5,011,120
Diageo plc (United Kingdom)[1]	8,530	243,862
PepsiCo, Inc.	46,436	3,215,229
SABMiller plc (United Kingdom)[1]	1,520	65,236
Tsingtao Brewery Co. Ltd. (China)[1]	30,000	161,833

		9,099,094

Food & Staples Retailing - 0.57%
Carrefour S.A. (France)[1]	7,240	174,850
Casino Guichard-Perrachon S.A. (France)[1]	820	71,578
Distribuidora Internacional de Alimentacion S.A. (Spain)[1]	19,840	120,193
Koninklijke Ahold N.V. (Netherlands)[1]	4,910	62,526
Sysco Corp.	18,077	561,652
Tesco plc (United Kingdom)[1]	43,875	227,030
Walgreen Co.	12,209	430,123
Wal-Mart Stores, Inc.	79,672	5,976,993

		7,624,945

Food Products - 1.22%
Alliance Grain Traders, Inc. (Canada)	2,510	34,681
Archer-Daniels-Midland Co.	15,092	405,069
Barry Callebaut AG (Switzerland)[1]	130	124,159
Biostime International Holdings Ltd. (China)[1]	14,620	37,398
BRF - Brasil Foods S.A. (Brazil)	6,760	122,982
Cal-Maine Foods, Inc.	1,000	43,130

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Campbell Soup Co.	9,390	$331,185
Charoen Pokphand Foods PCL (Thailand)[1]	103,510	118,715
ConAgra Foods, Inc.	8,856	246,551
Danone S.A. (France)[1]	3,690	226,961
Flowers Foods, Inc.	3,080	60,645
General Mills, Inc.	19,366	776,189
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)	55,850	129,964
H.J. Heinz Co.	9,397	540,421
The Hershey Co.	6,638	457,026
Hillshire Brands Co.	3,608	93,844
The J.M. Smucker Co.	3,498	299,569
Kellogg Co.	10,630	556,162
Kraft Foods Group, Inc.*	32,523	1,479,146
M Dias Branco S.A. (Brazil)	2,020	67,829
Mondelez International, Inc. - Class A	97,570	2,589,508
Nestle S.A. (Switzerland)[1]	45,420	2,883,635
Sanderson Farms, Inc.	970	43,931
Tyson Foods, Inc. - Class A	2,530	42,529
Unilever plc - ADR (United Kingdom)	118,370	4,414,017
Universal Robina Corp. (Philippines)[1]	59,730	104,165

		16,229,411

Household Products - 0.52%
Colgate-Palmolive Co.	11,142	1,169,464
Kimberly-Clark Corp.	11,494	959,174
The Procter & Gamble Co.	64,593	4,472,419
Reckitt Benckiser Group plc (United Kingdom)[1]	4,960	300,500

		6,901,557

Personal Products - 0.02%
Avon Products, Inc.	10,624	164,566
Beiersdorf AG (Germany)[1]	700	50,925

		215,491

Tobacco - 0.40%
Gudang Garam Tbk PT (Indonesia)[1]	15,750	80,315
Lorillard, Inc.	3,995	463,460
Philip Morris International, Inc.	54,292	4,808,100

		5,351,875

Total Consumer Staples		45,422,373

Energy - 4.12%
Energy Equipment & Services - 0.85%
Baker Hughes, Inc.	83,075	3,486,658

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Bourbon S.A. (France)[1]	800	$21,599
Calfrac Well Services Ltd. (Canada)	3,770	86,479
CARBO Ceramics, Inc.	390	28,841
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	2,480	80,736
Gulfmark Offshore, Inc. - Class A*	1,090	35,229
Hornbeck Offshore Services, Inc.*	980	33,947
ION Geophysical Corp.*	6,750	43,605
Key Energy Services, Inc.*	4,880	31,915
National Oilwell Varco, Inc.	500	36,850
Petroleum Geo-Services ASA (Norway)[1]	5,620	97,111
Poseidon Concepts Corp. (Canada)	4,730	69,950
Schlumberger Ltd.	59,590	4,143,293
Trican Well Service Ltd. (Canada)	13,950	166,492
Weatherford International Ltd. - ADR*	266,104	3,006,975

		11,369,680

Oil, Gas & Consumable Fuels - 3.27%
Apache Corp.	12,960	1,072,440
BP plc - ADR (United Kingdom)	66,480	2,851,327
Cameco Corp. (Canada)	5,830	112,811
Chevron Corp.	51,769	5,705,462
Cloud Peak Energy, Inc.*	4,930	104,023
ConocoPhillips	37,007	2,140,855
Encana Corp. (Canada)	5,220	117,711
EOG Resources, Inc.	12,510	1,457,290
Exxon Mobil Corp.	65,942	6,011,932
Hess Corp.	214,830	11,227,016
Marathon Oil Corp.	10,956	329,337
Occidental Petroleum Corp.	11,351	896,275
Pacific Rubiales Energy Corp. (Colombia)	4,920	115,715
Paladin Energy Ltd. (Australia)*[2]	56,570	66,836
Petroleo Brasileiro S.A. - ADR (Brazil)	101,030	2,074,146
Phillips 66	17,997	848,739
Range Resources Corp.	31,340	2,048,382
Royal Dutch Shell plc - ADR (Netherlands)	46,123	3,158,503
Royal Dutch Shell plc - Class B (Netherlands)[1]	1,976	69,896
Royal Dutch Shell plc - Class B - ADR (Netherlands)	1,940	137,022
Sasol Ltd. - ADR (South Africa)	17,453	740,182
Statoil ASA (Norway)[1]	4,160	102,456
Statoil ASA - ADR (Norway)	78,757	1,933,484

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Talisman Energy, Inc. (Canada)	13,290	$150,631

		43,472,471

Total Energy		54,842,151

Financials - 5.46%
Capital Markets - 0.02%
Deutsche Bank AG (Germany)[1]	5,300	241,420

Commercial Banks - 0.16%
Barclays plc (United Kingdom)[1]	39,850	147,356
BNP Paribas S.A. (France)[1]	4,310	217,417
CIT Group, Inc.*	5,670	211,037
Hong Leong Financial Group Berhad (Malaysia)[1]	33,030	139,610
HSBC Holdings plc (United Kingdom)[1]	6,370	62,804
HSBC Holdings plc - ADR (United Kingdom)	9,470	467,439
ICICI Bank Ltd. - ADR (India)	6,630	260,228
Standard Chartered plc (United Kingdom)[1]	9,040	214,038
Wells Fargo & Co.	11,570	389,793

		2,109,722

Consumer Finance - 0.55%
American Express Co.	43,720	2,447,008
Discover Financial Services	118,220	4,847,020

		7,294,028

Diversified Financial Services - 0.38%
CME Group, Inc.	5,200	290,836
Deutsche Boerse AG (Germany)[1]	4,870	263,884
Hankook Tire Worldwide Co. Ltd. (South Korea)[1]	761	9,822
JPMorgan Chase & Co.	11,790	491,407
JSE Ltd. (South Africa)[1]	67,914	550,869
MarketAxess Holdings, Inc.	16,410	512,648
Moody’s Corp.	61,580	2,965,693

		5,085,159

Insurance - 0.16%
Admiral Group plc (United Kingdom)[1]	17,680	316,820
Allianz SE (Germany)[1]	2,690	334,165
AXA S.A. (France)[1]	920	14,664
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	31,770	280,620
Mapfre S.A. (Spain)[1]	102,890	285,419
Marsh & McLennan Companies, Inc.	16,408	558,364
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	905	145,617

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
Zurich Insurance Group AG (Switzerland)[1]	810	$199,681

		2,135,350

Real Estate Investment Trusts (REITS) - 4.12%
Agree Realty Corp.	5,800	146,392
Alexandria Real Estate Equities, Inc.	29,740	2,094,588
Alstria Office REIT AG (Germany)[1]	14,860	179,471
American Assets Trust, Inc.	26,150	710,496
American Campus Communities, Inc.	23,680	1,072,941
Apartment Investment & Management Co. - Class A	34,210	913,065
Associated Estates Realty Corp.	63,800	956,362
AvalonBay Communities, Inc.	2,560	347,034
BioMed Realty Trust, Inc.	175,520	3,355,942
Boston Properties, Inc.	22,320	2,372,616
Camden Property Trust	15,980	1,048,767
CBL & Associates Properties, Inc.	27,980	625,913
Cedar Realty Trust, Inc.	75,150	397,544
Coresite Realty Corp.	56,350	1,280,836
Corporate Office Properties Trust	98,090	2,447,346
CubeSmart	85,290	1,119,005
Digital Realty Trust, Inc.	40,100	2,463,343
DuPont Fabros Technology, Inc.	105,000	2,253,300
Education Realty Trust, Inc.	47,160	496,595
Equity Lifestyle Properties, Inc.	12,400	834,892
Equity One, Inc.	46,470	971,223
Equity Residential	5,970	342,738
General Growth Properties, Inc.	76,580	1,505,563
HCP, Inc.	42,900	1,900,470
Health Care REIT, Inc.	32,390	1,924,938
Healthcare Realty Trust, Inc.	20,880	490,471
Healthcare Trust of America, Inc.	53,860	538,600
Home Properties, Inc.	15,180	922,792
Host Hotels & Resorts, Inc.	136,787	1,977,940
Kimco Realty Corp.	31,860	621,907
Land Securities Group plc (United Kingdom)[1]	56,710	736,964
LTC Properties, Inc.	17,870	589,889
The Macerich Co.	11,040	629,280
Mack-Cali Realty Corp.	48,460	1,259,475
Mid-America Apartment Communities, Inc.	17,660	1,142,779
National Retail Properties, Inc.	20,820	659,578
Pebblebrook Hotel Trust	96,530	2,048,367
Potlatch Corp.	8,750	336,700
Public Storage	6,480	898,322

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Realty Income Corp.	16,910	$664,056
Simon Property Group, Inc.	21,260	3,235,985
Sovran Self Storage, Inc.	34,350	1,985,430
Tanger Factory Outlet Centers	15,720	494,708
Taubman Centers, Inc.	8,260	648,823
UDR, Inc.	83,700	2,031,399
Unibail-Rodamco SE (France)[1]	3,500	788,321
Weyerhaeuser Co.	11,150	308,744

		54,771,910

Real Estate Management & Development - 0.06%
General Shopping Brasil S.A. (Brazil)*	118,230	622,861
Thomas Properties Group, Inc.	40,950	218,673

		841,534

Thrifts & Mortgage Finance - 0.01%
Aareal Bank AG (Germany)*[1]	2,795	60,101

Total Financials		72,539,224

Health Care - 4.24%
Biotechnology - 0.20%
Amgen, Inc.	10,610	918,242
Green Cross Corp. (South Korea)[1]	3,870	560,355
Incyte Corp. Ltd.*	14,230	227,111
Myriad Genetics, Inc.*	29,700	777,249
Protalix BioTherapeutics, Inc.*	29,870	144,272

		2,627,229

Health Care Equipment & Supplies - 0.63%
Abaxis, Inc.*	10,440	383,983
Alere, Inc.*	16,210	311,232
Baxter International, Inc.	14,900	933,187
Becton, Dickinson and Co.	37,790	2,859,947
BioMerieux (France)[1]	3,770	365,327
DexCom, Inc.*	19,710	258,201
HeartWare International, Inc.*	4,230	355,235
Insulet Corp.*	26,720	566,731
MAKO Surgical Corp.*	14,280	216,342
Medtronic, Inc.	21,248	883,492
Mindray Medical International Ltd. - ADR (China)	4,100	139,441
Neogen Corp.*	3,100	132,649
Quidel Corp.*	14,620	256,289
Sirona Dental Systems, Inc.*	4,440	254,234
Straumann Holding AG (Switzerland)[1]	1,735	213,793

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Thoratec Corp.*	7,300	$260,610

		8,390,693

Health Care Providers & Services - 0.25%
Cardinal Health, Inc.	7,218	296,876
HMS Holdings Corp.*	7,290	168,326
Life Healthcare Group Holdings Ltd. (South Africa)[1]	8,230	31,127
Odontoprev S.A. (Brazil)	35,800	185,077
Qualicorp S.A. (Brazil)*	36,020	369,591
Sonic Healthcare Ltd. (Australia)[1]	32,740	441,499
Universal Health Services, Inc. - Class B	43,250	1,790,118

		3,282,614

Health Care Technology - 0.37%
Cerner Corp.*	58,820	4,481,496
Computer Programs & Systems, Inc.	4,060	198,169
Greenway Medical Technologies, Inc.*	14,620	242,546

		4,922,211

Life Sciences Tools & Services - 0.22%
Gerresheimer AG (Germany)[1]	3,070	152,381
Lonza Group AG (Switzerland)[1]	7,140	362,128
Luminex Corp.*	22,380	359,870
QIAGEN N.V. (Netherlands)*[1]	4,310	75,084
QIAGEN N.V. - ADR (Netherlands)*	88,940	1,552,003
WuXi PharmaTech Cayman, Inc. - ADR (China)*	29,390	417,044

		2,918,510

Pharmaceuticals - 2.57%
Abbott Laboratories	45,571	2,985,812
AstraZeneca plc (United Kingdom)[1]	465	21,564
AstraZeneca plc - ADR (United Kingdom)	42,479	1,971,026
Bayer AG (Germany)[1]	3,230	281,632
Bristol-Myers Squibb Co.	49,410	1,642,883
Eli Lilly & Co.	34,399	1,672,823
GlaxoSmithKline plc (United Kingdom)[1]	4,135	92,656
GlaxoSmithKline plc - ADR (United Kingdom)	74,864	3,361,394
Johnson & Johnson	81,969	5,805,045
Merck & Co., Inc.	87,476	3,991,530
Novartis AG - ADR (Switzerland)	57,013	3,447,006
Novo Nordisk A/S - Class B (Denmark)[1]	910	145,887
Pfizer, Inc.	227,431	5,656,209
Sanofi - ADR (France)	58,658	2,572,153
Santen Pharmaceutical Co. Ltd. (Japan)[1]	1,050	45,996

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
Shire plc (Ireland)[1]	4,305	$121,056
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	2,910	117,622
UCB S.A. (Belgium)[1]	4,330	252,904

		34,185,198

Total Health Care		56,326,455

Industrials - 2.88%
Aerospace & Defense - 0.45%
The Boeing Co.	15,723	1,107,528
General Dynamics Corp.	8,977	611,154
Honeywell International, Inc.	21,739	1,331,296
Northrop Grumman Corp.	7,977	547,940
Raytheon Co.	8,785	496,880
United Technologies Corp.	23,530	1,839,105

		5,933,903

Air Freight & Logistics - 0.11%
United Parcel Service, Inc. - Class B	19,912	1,458,554

Airlines - 0.49%
Copa Holdings S.A. - ADR - Class A (Panama)	1,500	139,230
Deutsche Lufthansa AG (Germany)[1]	4,930	75,424
Ryanair Holdings plc - ADR (Ireland)*	5,780	186,405
Southwest Airlines Co.	639,445	5,639,905
Spirit Airlines, Inc.*	11,880	208,494
US Airways Group, Inc.*	22,060	268,691

		6,518,149

Building Products - 0.00%**
A.O. Smith Corp.	720	43,754

Commercial Services & Supplies - 0.07%
Edenred (France)[1]	9,030	261,319
Interface, Inc.	1,820	26,044
Tomra Systems ASA (Norway)[1]	19,690	161,758
Waste Management, Inc.	13,784	451,288

		900,409

Construction & Engineering - 0.00%**
MYR Group, Inc.*	1,850	39,183

Electrical Equipment - 0.22%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	66,317	1,197,685
Alstom S.A. (France)[1]	6,280	214,667
Emerson Electric Co.	24,198	1,171,909
Nexans S.A. (France)[1]	630	26,826

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment (continued)
Polypore International, Inc.*	3,990	$140,767
Prysmian S.p.A. (Italy)[1]	5,290	101,996
Schneider Electric S.A. (France)[1]	1,560	97,678

		2,951,528

Industrial Conglomerates - 0.40%
3M Co.	21,531	1,886,116
Koninklijke Philips Electronics N.V. - NY Shares (Netherlands)	32,862	824,179
Siemens AG (Germany)[1]	5,200	523,944
Siemens AG - ADR (Germany)	20,640	2,082,782

		5,317,021

Machinery - 0.51%
Astec Industries, Inc.*	970	27,936
Deere & Co.	5,558	474,876
Dover Corp.	6,094	354,793
Eaton Corp.	7,645	360,997
FANUC Corp. (Japan)[1]	1,490	237,381
Graham Corp.	1,400	25,158
Illinois Tool Works, Inc.	14,774	906,089
Pall Corp.	57,790	3,638,458
Stanley Black & Decker, Inc.	3,491	241,926
Titan International, Inc.	2,850	59,793
Wabash National Corp.*	24,670	155,668
Westport Innovations, Inc. - ADR (Canada)*	9,770	274,146

		6,757,221

Marine - 0.01%
Baltic Trading Ltd.	4,170	14,220
D/S Norden A/S (Denmark)[1]	2,350	61,979
Diana Shipping, Inc. - ADR (Greece)*	1,980	14,256
Mitsui OSK Lines Ltd. (Japan)[1]	6,000	14,382
Nippon Yusen Kabushiki Kaisha (Japan)[1]	10,490	19,995
Pacific Basin Shipping Ltd. (Hong Kong)[1,3]	36,000	19,214
Sinotrans Shipping Ltd. (China)[1]	277,750	67,898

		211,944

Professional Services - 0.26%
Adecco S.A. (Switzerland)[1]	38,830	1,882,961
ALS Ltd. (Australia)[1]	7,650	73,437
Experian plc (United Kingdom)[1]	7,820	135,295
Manpower, Inc.	34,770	1,319,174

		3,410,867

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail - 0.27%
CSX Corp.	13,935	$285,249
Norfolk Southern Corp.	40,527	2,486,331
Union Pacific Corp.	6,439	792,190

		3,563,770

Trading Companies & Distributors - 0.01%
Brenntag AG (Germany)[1]	240	30,283
Fastenal Co.	1,360	60,792
MSC Industrial Direct Co., Inc. - Class A	440	32,824

		123,899

Transportation Infrastructure - 0.08%
Groupe Eurotunnel S.A. (France)[1]	97,190	740,143
Malaysia Airports Holdings Berhad (Malaysia)[1]	143,820	274,325

		1,014,468

Total Industrials		38,244,670

Information Technology - 4.44%
Communications Equipment - 0.88%
Alcatel-Lucent - ADR (France)*	96,420	100,277
Infinera Corp.*	53,770	264,548
Juniper Networks, Inc.*	374,160	6,199,831
Polycom, Inc.*	18,440	184,769
Qualcomm, Inc.	65,280	3,823,776
Riverbed Technology, Inc.*	15,870	293,119
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	91,453	813,017

		11,679,337

Computers & Peripherals - 0.68%
Apple, Inc.	670	398,717
EMC Corp.*	333,360	8,140,651
Fusion-io, Inc.*	2,170	51,212
Hewlett-Packard Co.	29,428	407,578
Immersion Corp.*	13,210	57,067

		9,055,225

Electronic Equipment, Instruments & Components - 0.10%
Amphenol Corp. - Class A	2,580	155,135
Corning, Inc.	24,081	282,952
Hitachi Ltd. (Japan)[1]	46,050	244,211
Keyence Corp. (Japan)[1]	490	130,090
Rofin-Sinar Technologies, Inc.*	11,220	204,316
TE Connectivity Ltd. - ADR (Switzerland)	9,546	307,190

		1,323,894

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Internet Software & Services - 0.40%
The Active Network, Inc.*	23,500	$208,210
Google, Inc. - Class A*	5,975	4,061,626
LinkedIn Corp. - Class A*	2,450	261,979
LogMeIn, Inc.*	4,140	102,175
Tencent Holdings Ltd. (China)[1]	11,690	411,190
Velti plc - ADR (Ireland)*	33,060	241,338

		5,286,518

IT Services - 0.90%
Accenture plc - Class A (Ireland)	10,073	679,021
Amdocs Ltd. - ADR	12,850	424,950
Automatic Data Processing, Inc.	14,538	840,151
Cap Gemini S.A. (France)[1]	12,240	514,915
Cielo S.A. (Brazil)	4,800	118,756
Euronet Worldwide, Inc.*	18,210	369,481
InterXion Holding NV - ADR (Netherlands)*	900	19,233
MasterCard, Inc. - Class A	9,220	4,249,775
Sapient Corp.*	6,980	71,754
VeriFone Systems, Inc.*	91,520	2,712,653
The Western Union Co.	153,570	1,950,339

		11,951,028

Office Electronics - 0.07%
Canon, Inc. - ADR (Japan)	28,859	927,817

Semiconductors & Semiconductor Equipment - 0.37%
Analog Devices, Inc.	6,404	250,460
Applied Materials, Inc.	29,122	308,693
Intel Corp.	149,816	3,239,771
Linear Technology Corp.	7,301	228,229
Samsung Electronics Co. Ltd. (South Korea)[1]	190	228,007
Sumco Corp. (Japan)*[1]	16,730	114,744
Texas Instruments, Inc.	16,536	464,496
Tokyo Electron Ltd. (Japan)[1]	2,930	131,939

		4,966,339

Software - 1.04%
Autodesk, Inc.*	128,280	4,084,435
Aveva Group plc (United Kingdom)[1]	4,700	151,243
Electronic Arts, Inc.*	349,910	4,321,389
Microsoft Corp.	164,296	4,688,186
RealPage, Inc.*	9,980	217,863

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
SAP AG (Germany)[1]	4,690	$342,007

		13,805,123

Total Information Technology		58,995,281

Materials - 1.80%
Chemicals - 1.10%
Air Products & Chemicals, Inc.	27,573	2,137,735
BASF SE (Germany)[1]	3,430	284,518
Calgon Carbon Corp.*	4,310	53,401
The Dow Chemical Co.	16,957	496,840
E.I. du Pont de Nemours & Co.	28,481	1,267,974
Flotek Industries, Inc.*	4,020	44,662
Johnson Matthey plc (United Kingdom)[1]	2,405	87,515
Linde AG (Germany)[1]	1,840	309,638
Monsanto Co.	81,030	6,974,252
PPG Industries, Inc.	4,570	535,056
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	890	50,252
Syngenta AG (Switzerland)[1]	6,010	2,343,236
Yingde Gases (Hong Kong)[1]	72,000	68,165

		14,653,244

Construction Materials - 0.01%
CRH plc (Ireland)[1]	3,990	74,433
Holcim Ltd. (Switzerland)[1]	920	62,787

		137,220

Metals & Mining - 0.66%
Alcoa, Inc.	321,570	2,755,855
Alumina Ltd. (Australia)[1]	61,280	61,171
ArcelorMittal - NY Shares (Luxembourg)	23,528	347,509
BHP Billiton plc - ADR (United Kingdom)	62,041	3,969,383
Freeport-McMoRan Copper & Gold, Inc.	13,189	512,788
Impala Platinum Holdings Ltd. (South Africa)[1]	4,140	74,642
Norsk Hydro ASA (Norway)[1]	7,000	31,514
Southern Copper Corp.	18,916	720,700
Teck Resources Ltd. - Class B (Canada)	8,155	259,981
Umicore S.A. (Belgium)[1]	770	39,569

		8,773,112

Paper & Forest Products - 0.03%
International Paper Co.	9,260	331,786

Total Materials		23,895,362

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services - 0.45%
Diversified Telecommunication Services - 0.31%
Swisscom AG - ADR (Switzerland)[4]	2,360	$98,034
Telefonica S.A. - ADR (Spain)	14,480	190,267
Telenor ASA (Norway)[1]	181,460	3,568,977
Telenor ASA - ADR (Norway)[4]	3,420	201,267

		4,058,545

Wireless Telecommunication Services - 0.14%
Mobile Telesystems OJSC - ADR (Russia)	15,143	259,551
MTN Group Ltd. (South Africa)[1]	3,260	58,906
NTT DOCOMO, Inc. - ADR (Japan)	58,343	840,139
Rogers Communications, Inc. - Class B (Canada)	13,851	608,336
SK Telecom Co. Ltd. - ADR (South Korea)	8,490	132,699

		1,899,631

Total Telecommunication Services		5,958,176

Utilities - 0.11%
Electric Utilities - 0.04%
Cia Energetica de Minas Gerais (CEMIG) - ADR (Brazil)	17,082	204,813
Enersis S.A. - ADR (Chile)	16,137	273,361

		478,174

Independent Power Producers & Energy Traders - 0.00%**
Dynegy, Inc.*	2,570	48,059

Multi-Utilities - 0.04%
National Grid plc (United Kingdom)[1]	6,570	74,928
Public Service Enterprise Group, Inc.	15,397	493,320

		568,248

Water Utilities - 0.03%
Cia de Saneamento Basico do Estado de Sao Paulo (SABESP) - ADR (Brazil)	3,358	282,106
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	4,390	103,620

		385,726

Total Utilities		1,480,207

TOTAL COMMON STOCKS (Identified Cost $386,531,571)		416,151,724

PREFERRED STOCKS - 0.33%

Financials - 0.33%
Commercial Banks - 0.27%
BB&T Corp., Series D (non-cumulative), 5.85%	34,225	897,722
PNC Financial Services Group, Inc., Series Q (non-cumulative), 5.375%	52,625	1,322,992
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT	VALUE (NOTE 2)

PREFERRED STOCKS (continued)

Financials (continued)
Commercial Banks (continued)
U.S. Bancorp., Series F (non-cumulative), 6.50%[5]	45,425	$1,343,217

		3,563,931

Real Estate Investment Trusts (REITS) - 0.06%
MPG Office Trust, Inc., Series A, 7.625%*	11,690	261,973
Public Storage, Series Q, 6.50%	18,560	524,691

		786,664

Total Financials		4,350,595

TOTAL PREFERRED STOCKS (Identified Cost $4,020,511)		4,350,595

CORPORATE BONDS - 27.67%

Convertible Corporate Bonds - 0.12%
Financials - 0.04%
Real Estate Investment Trusts (REITS) - 0.04%
BioMed Realty LP6 , 3.75%, 1/15/2030	$410,000	484,825

Health Care - 0.01%
Health Care Equipment & Supplies - 0.01%
Alere, Inc., 3.00%, 5/15/2016	180,000	169,875

Information Technology - 0.00%**
Computers & Peripherals - 0.00%**
EMC Corp., 1.75%, 12/1/2013	40,000	62,075

Materials - 0.07%
Containers & Packaging - 0.07%
Owens-Brockway Glass Container, Inc.[6] , 3.00%, 6/1/2015	975,000	959,766

Total Convertible Corporate Bonds (Identified Cost $1,635,903)		1,676,541

Non-Convertible Corporate Bonds - 27.55%
Consumer Discretionary - 4.33%
Auto Components - 0.06%
Exide Technologies, 8.625%, 2/1/2018	375,000	304,219
UCI International, Inc., 8.625%, 2/15/2019	495,000	490,669

		794,888

Hotels, Restaurants & Leisure - 0.44%
Choice Hotels International, Inc., 5.70%, 8/28/2020	265,000	286,863
International Game Technology, 7.50%, 6/15/2019	4,000,000	4,778,820
Yum! Brands, Inc., 3.875%, 11/1/2020	730,000	790,393

		5,856,076

Household Durables - 0.63%
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	1,400,000	1,560,250

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Household Durables (continued)
NVR, Inc., 3.95%, 9/15/2022	$1,070,000	$1,111,128
Taylor Morrison Communities, Inc. - Monarch Communities, Inc.[6] , 7.75%, 4/15/2020	540,000	575,100
Tupperware Brands Corp., 4.75%, 6/1/2021	4,795,000	5,164,982

		8,411,460

Media - 2.59%
Cablevision Systems Corp., 8.625%, 9/15/2017	290,000	338,575
Comcast Corp., 5.15%, 3/1/2020	6,500,000	7,870,252
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	6,000,000	6,910,326
Discovery Communications LLC, 5.05%, 6/1/2020	5,680,000	6,683,747
MDC Partners, Inc. (Canada), 11.00%, 11/1/2016	270,000	294,300
Nara Cable Funding Ltd. (Spain)[6] , 8.875%, 12/1/2018	720,000	680,400
NBCUniversal Media LLC, 5.15%, 4/30/2020	1,135,000	1,359,220
Sirius XM Radio, Inc.[6] , 8.75%, 4/1/2015	440,000	499,400
Time Warner, Inc., 4.875%, 3/15/2020	5,060,000	5,950,292
Time Warner, Inc., 4.75%, 3/29/2021	3,245,000	3,793,421

		34,379,933

Multiline Retail - 0.07%
Target Corp., 6.00%, 1/15/2018	325,000	401,754
Target Corp., 3.875%, 7/15/2020	535,000	612,933

		1,014,687

Specialty Retail - 0.47%
Advance Auto Parts, Inc., 4.50%, 1/15/2022	1,490,000	1,608,796
Dufry Finance SCA (Switzerland)[6] , 5.50%, 10/15/2020	470,000	478,225
The Home Depot, Inc., 5.40%, 3/1/2016	905,000	1,042,331
Lowe’s Companies, Inc., 6.10%, 9/15/2017	1,800,000	2,204,264
O’Reilly Automotive, Inc., 4.875%, 1/14/2021	255,000	288,832
Rent-A-Center, Inc., 6.625%, 11/15/2020	550,000	594,687

		6,217,135

Textiles, Apparel & Luxury Goods - 0.07%
Jones Group, Inc. - Apparel Group Holdings - Apparel Group USA - Footwear Accessories Retail, 6.875%, 3/15/2019	330,000	341,550
VF Corp., 5.95%, 11/1/2017	485,000	576,418

		917,968

Total Consumer Discretionary		57,592,147

Consumer Staples - 0.85%
Beverages - 0.12%
Constellation Brands, Inc., 7.25%, 9/1/2016	665,000	768,075
PepsiCo, Inc., 5.00%, 6/1/2018	110,000	130,733

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Beverages (continued)
PepsiCo, Inc., 7.90%, 11/1/2018	$493,000	$672,231

		1,571,039

Food & Staples Retailing - 0.04%
Shearer’s Escrow Corp.[6] , 9.00%, 11/1/2019	485,000	497,731

Food Products - 0.69%
C&S Group Enterprises LLC[6] , 8.375%, 5/1/2017	595,000	626,981
General Mills, Inc., 5.65%, 2/15/2019	375,000	460,678
Kraft Foods Group, Inc.[6] , 6.125%, 8/23/2018	247,000	306,115
Kraft Foods Group, Inc.[6] , 5.375%, 2/10/2020	2,966,000	3,638,211
Minerva Luxembourg S.A. (Brazil)[6] , 12.25%, 2/10/2022	310,000	368,900
Mondelez International, Inc., 6.125%, 2/1/2018	88,000	108,505
Mondelez International, Inc., 5.375%, 2/10/2020	2,699,000	3,312,744
Tyson Foods, Inc., 4.50%, 6/15/2022	380,000	402,800

		9,224,934

Total Consumer Staples		11,293,704

Energy - 2.24%
Energy Equipment & Services - 0.94%
Baker Hughes, Inc., 7.50%, 11/15/2018	535,000	716,234
Calfrac Holdings LP (Canada)[6] , 7.50%, 12/1/2020	970,000	960,300
Global Geophysical Services, Inc., 10.50%, 5/1/2017	325,000	307,125
Schlumberger Oilfield plc[6] , 4.20%, 1/15/2021	810,000	921,987
SESI LLC, 6.375%, 5/1/2019	280,000	299,600
Shelf Drilling Holdings Ltd. (United Arab Emirates)[6] , 8.625%, 11/1/2018	485,000	487,425
Sidewinder Drilling, Inc.[6] , 9.75%, 11/15/2019	485,000	487,425
Thermon Industries, Inc., 9.50%, 5/1/2017	261,000	289,710
Weatherford International Ltd., 9.625%, 3/1/2019	6,000,000	7,948,878

		12,418,684

Oil, Gas & Consumable Fuels - 1.30%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	2,950,000	3,426,755
Anadarko Petroleum Corp., 8.70%, 3/15/2019	1,220,000	1,663,439
Anadarko Petroleum Corp., 6.95%, 6/15/2019	3,000,000	3,822,189
Apache Corp., 6.90%, 9/15/2018	495,000	634,339
Carrizo Oil & Gas, Inc., 7.50%, 9/15/2020	490,000	499,800
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc.[6] , 6.625%, 11/15/2019	1,060,000	1,009,650
CVR Refining LLC - Coffeyville Finance, Inc.[6] , 6.50%, 11/1/2022	490,000	480,200
Drill Rigs Holdings, Inc.[6] , 6.50%, 10/1/2017	435,000	432,825
EOG Resources, Inc., 2.625%, 3/15/2023	860,000	880,345
EPL Oil & Gas, Inc.[6] , 8.25%, 2/15/2018	580,000	574,200

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
EV Energy Partners LP - EV Energy Finance Corp., 8.00%, 4/15/2019	$650,000	$684,125
Gulfport Energy Corp.[6] , 7.75%, 11/1/2020	730,000	715,400
PBF Holding Co. LLC - PBF Finance Corp.[6] , 8.25%, 2/15/2020	370,000	388,500
Petrobras International Finance Co. (Brazil), 5.375%, 1/27/2021	1,170,000	1,326,846
Shell International Finance B.V. (Netherlands), 4.30%, 9/22/2019	490,000	578,744
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	175,000	182,000

		17,299,357

Total Energy		29,718,041

Financials - 11.95%
Capital Markets - 2.81%
BNP Paribas Home Loan Covered Bonds S.A. (France)[6] , 2.20%, 11/2/2015	1,080,000	1,113,804
The Charles Schwab Corp., 4.45%, 7/22/2020	5,925,000	6,781,785
Credit Suisse AG (Switzerland)[6] , 2.60%, 5/27/2016	6,145,000	6,462,703
GFI Group, Inc., 8.625%, 7/19/2018	435,000	363,225
Goldman Sachs Capital I, 6.345%, 2/15/2034	380,000	391,703
Goldman Sachs Capital II7 , 4.00%, 6/1/2043	1,500,000	1,185,600
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	335,000	392,298
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	8,165,000	9,231,978
Innovation Ventures LLC - Innovation Ventures Finance Corp.[6] , 9.50%, 8/15/2019	325,000	310,781
Jefferies Group, Inc., 5.125%, 4/13/2018	820,000	842,550
Jefferies Group, Inc., 8.50%, 7/15/2019	2,675,000	3,129,750
Morgan Stanley, 7.30%, 5/13/2019	2,205,000	2,653,316
Morgan Stanley, 5.50%, 1/26/2020	2,650,000	2,925,793
Morgan Stanley, 5.75%, 1/25/2021	1,000,000	1,118,851
Morgan Stanley, 5.50%, 7/28/2021	360,000	400,113

		37,304,250

Commercial Banks - 3.95%
Bank of Montreal (Canada)[6] , 1.30%, 10/31/2014	3,650,000	3,713,510
Bank of Montreal (Canada)[6] , 2.625%, 1/25/2016	2,965,000	3,152,092
Bank of Nova Scotia (Canada)[6] , 1.45%, 7/26/2013	5,450,000	5,493,600
Bank of Nova Scotia (Canada)[6] , 1.65%, 10/29/2015	1,080,000	1,113,372
Barclays Bank plc (United Kingdom)[6] , 2.50%, 9/21/2015	1,180,000	1,229,396
Canadian Imperial Bank of Commerce (Canada)[6] , 1.50%, 12/12/2014	2,630,000	2,687,860
KeyBank National Association, 5.45%, 3/3/2016	880,000	991,493
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	315,000	380,554
National Bank of Canada (Canada)[6] , 2.20%, 10/19/2016	4,880,000	5,146,936
National City Corp., 6.875%, 5/15/2019	6,000,000	7,434,828
PNC Bank National Association, 5.25%, 1/15/2017	195,000	223,204
Royal Bank of Canada (Canada)[6] , 3.125%, 4/14/2015	4,460,000	4,734,736

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks (continued)
Royal Bank of Canada (Canada), 1.20%, 9/19/2017	$1,855,000	$1,864,090
Santander Holdings USA, Inc., 4.625%, 4/19/2016	140,000	146,355
Santander Issuances S.A. Unipersonal (Spain)[6] , 5.911%, 6/20/2016	745,000	759,900
The Toronto-Dominion Bank (Canada)[6] , 2.20%, 7/29/2015	1,080,000	1,127,844
The Toronto-Dominion Bank (Canada)[6] , 1.625%, 9/14/2016	5,555,000	5,736,649
U.S. Bank National Association, 6.30%, 2/4/2014	100,000	107,025
Wachovia Corp., 5.25%, 8/1/2014	5,935,000	6,370,255

		52,413,699

Consumer Finance - 0.83%
American Express Co., 8.125%, 5/20/2019	6,150,000	8,320,310
American Express Co.[7] , 6.80%, 9/1/2066	1,190,000	1,292,638
Credit Acceptance Corp., 9.125%, 2/1/2017	660,000	724,350
General Motors Financial Co., Inc.[6] , 4.75%, 8/15/2017	730,000	747,373

		11,084,671

Diversified Financial Services - 1.40%
Bank of America Corp., 4.875%, 1/15/2013	1,800,000	1,814,778
Bank of America Corp., 5.75%, 8/15/2016	205,000	227,031
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	130,000	161,765
Citigroup, Inc., 8.50%, 5/22/2019	5,974,000	7,965,887
CME Group, Inc., 3.00%, 9/15/2022	1,905,000	1,956,473
CNG Holdings, Inc.[6] , 9.375%, 5/15/2020	695,000	715,850
CNH Capital LLC (Netherlands)[6] , 6.25%, 11/1/2016	435,000	469,800
JPMorgan Chase & Co., 6.30%, 4/23/2019	2,000,000	2,466,500
JPMorgan Chase & Co., 4.95%, 3/25/2020	1,255,000	1,441,519
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[6] , 7.375%, 10/1/2017	470,000	475,875
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[6] , 8.875%, 8/1/2020	905,000	961,562

		18,657,040

Insurance - 0.55%
American International Group, Inc., 4.25%, 5/15/2013	200,000	203,629
American International Group, Inc., 4.875%, 6/1/2022	1,670,000	1,883,463
Fidelity National Financial, Inc., 6.60%, 5/15/2017	1,725,000	1,939,797
Genworth Financial, Inc., 7.625%, 9/24/2021	875,000	920,318
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	1,725,000	1,964,221
Hub International Ltd.[6] , 8.125%, 10/15/2018	435,000	446,962

		7,358,390

Real Estate Investment Trusts (REITS) - 2.41%
BioMed Realty LP, 3.85%, 4/15/2016	470,000	494,853
Boston Properties LP, 5.875%, 10/15/2019	5,150,000	6,184,058

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Camden Property Trust, 5.70%, 5/15/2017	$2,270,000	$2,630,235
Digital Realty Trust LP, 5.25%, 3/15/2021	880,000	995,118
HCP, Inc., 6.70%, 1/30/2018	5,355,000	6,462,371
Health Care REIT, Inc., 6.20%, 6/1/2016	520,000	596,572
Health Care REIT, Inc., 4.95%, 1/15/2021	4,000,000	4,435,156
Mack-Cali Realty LP, 7.75%, 8/15/2019	605,000	753,279
Simon Property Group LP, 10.35%, 4/1/2019	5,215,000	7,514,247
UDR, Inc., 4.625%, 1/10/2022	1,730,000	1,929,279

		31,995,168

Total Financials		158,813,218

Health Care - 1.14%
Biotechnology - 0.46%
Amgen, Inc., 3.45%, 10/1/2020	5,750,000	6,149,780

Health Care Equipment & Supplies - 0.19%
CR Bard, Inc., 4.40%, 1/15/2021	385,000	443,940
Fresenius Medical Care US Finance, Inc. (Germany), 6.875%, 7/15/2017	225,000	258,187
Fresenius Medical Care US Finance, Inc. (Germany)[6] , 6.50%, 9/15/2018	745,000	834,400
Fresenius US Finance II, Inc. (Germany)[6] , 9.00%, 7/15/2015	410,000	470,475
Hologic, Inc.[6] , 6.25%, 8/1/2020	445,000	471,700

		2,478,702

Health Care Providers & Services - 0.27%
CHS - Community Health Systems, Inc., 7.125%, 7/15/2020	620,000	655,650
HCA, Inc., 6.375%, 1/15/2015	320,000	344,000
HCA, Inc., 6.50%, 2/15/2020	345,000	381,225
Health Management Associates, Inc., 6.125%, 4/15/2016	460,000	501,400
STHI Holding Corp.[6] , 8.00%, 3/15/2018	300,000	321,000
UnitedHealth Group, Inc., 4.70%, 2/15/2021	1,175,000	1,367,552

		3,570,827

Life Sciences Tools & Services - 0.06%
Thermo Fisher Scientific, Inc., 4.50%, 3/1/2021	685,000	785,344

Pharmaceuticals - 0.16%
Abbott Laboratories, 5.60%, 11/30/2017	330,000	405,493
Novartis Securities Investment Ltd. (Switzerland), 5.125%, 2/10/2019	990,000	1,193,554
Valeant Pharmaceuticals International (Canada)[6] , 6.75%, 8/15/2021	480,000	510,000

		2,109,047

Total Health Care		15,093,700

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 2.88%
Aerospace & Defense - 0.62%
The Boeing Co., 6.00%, 3/15/2019	$2,410,000	$3,052,863
Ducommun, Inc., 9.75%, 7/15/2018	695,000	734,962
Honeywell International, Inc., 5.30%, 3/1/2018	405,000	490,241
Textron, Inc., 5.60%, 12/1/2017	3,150,000	3,467,974
Textron, Inc., 7.25%, 10/1/2019	350,000	423,052

		8,169,092

Air Freight & Logistics - 0.54%
Aguila 3 S.A. (Luxembourg)[6] , 7.875%, 1/31/2018	920,000	972,900
FedEx Corp., 8.00%, 1/15/2019	4,690,000	6,229,422

		7,202,322

Airlines - 0.19%
Continental Airlines, Inc.[6] , 6.75%, 9/15/2015	480,000	502,200
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B, 6.375%, 1/2/2016	330,000	339,900
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	135,000	140,400
Southwest Airlines Co., 5.25%, 10/1/2014	355,000	379,668
Southwest Airlines Co., 5.75%, 12/15/2016	1,070,000	1,215,565

		2,577,733

Building Products - 0.07%
Building Materials Corp. of America[6] , 7.50%, 3/15/2020	315,000	342,562
Owens Corning, 9.00%, 6/15/2019	445,000	566,096

		908,658

Commercial Services & Supplies - 0.42%
Clean Harbors, Inc.[6] , 5.25%, 8/1/2020	445,000	456,125
Garda World Security Corp. (Canada)[6] , 9.75%, 3/15/2017	475,000	501,719
International Lease Finance Corp., 6.375%, 3/25/2013	385,000	391,737
International Lease Finance Corp., 5.625%, 9/20/2013	345,000	354,919
Waste Management, Inc., 7.375%, 3/11/2019	3,000,000	3,826,125

		5,530,625

Industrial Conglomerates - 0.47%
General Electric Capital Corp., 5.625%, 5/1/2018	1,800,000	2,138,107
General Electric Capital Corp., 5.50%, 1/8/2020	2,610,000	3,105,052
General Electric Co., 5.25%, 12/6/2017	180,000	213,272
Tyco Electronics Group S.A. (Switzerland), 4.875%, 1/15/2021	695,000	780,642

		6,237,073

Machinery - 0.41%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	770,000	1,002,281
Dynacast International LLC - Dynacast Finance, Inc., 9.25%, 7/15/2019	510,000	535,500
John Deere Capital Corp., 5.75%, 9/10/2018	2,060,000	2,559,410

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery (continued)
Joy Global, Inc., 5.125%, 10/15/2021	$380,000	$419,811
Kennametal, Inc., 3.875%, 2/15/2022	915,000	964,851

		5,481,853

Marine - 0.05%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc., 8.875%, 11/1/2017	705,000	722,625

Road & Rail - 0.11%
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	420,000	431,484
Union Pacific Corp., 5.65%, 5/1/2017	175,000	207,123
Union Pacific Corp., 2.95%, 1/15/2023	765,000	800,218

		1,438,825

Total Industrials		38,268,806

Information Technology - 0.79%
Communications Equipment - 0.05%
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	350,000	374,500
ViaSat, Inc., 6.875%, 6/15/2020	300,000	313,500

		688,000

Computers & Peripherals - 0.12%
Dell, Inc., 5.875%, 6/15/2019	520,000	616,359
Hewlett-Packard Co., 5.50%, 3/1/2018	330,000	366,601
International Business Machines Corp., 1.875%, 8/1/2022	585,000	569,111

		1,552,071

Electronic Equipment, Instruments & Components - 0.36%
Amphenol Corp., 4.00%, 2/1/2022	305,000	320,614
Corning, Inc., 6.625%, 5/15/2019	3,200,000	4,015,446
CPI International, Inc., 8.00%, 2/15/2018	505,000	482,275

		4,818,335

IT Services - 0.09%
The Western Union Co., 5.253%, 4/1/2020	995,000	1,156,760

Office Electronics - 0.04%
Xerox Corp.[7] , 1.799%, 9/13/2013	540,000	544,234

Semiconductors & Semiconductor Equipment - 0.03%
Advanced Micro Devices, Inc.[6] , 7.50%, 8/15/2022	570,000	453,150

Software - 0.10%
Nuance Communications, Inc.[6] , 5.375%, 8/15/2020	485,000	494,700

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Software (continued)
Oracle Corp., 3.875%, 7/15/2020	$695,000	$798,930

		1,293,630

Total Information Technology		10,506,180

Materials - 2.14%
Chemicals - 0.27%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	760,000	949,981
Eastman Chemical Co., 3.60%, 8/15/2022	1,095,000	1,158,717
Nufarm Australia Ltd. (Australia)[6], 6.375%, 10/15/2019	945,000	968,625
Taminco Global Chemical Corp. (Belgium)[6], 9.75%, 3/31/2020	425,000	461,125

		3,538,448

Containers & Packaging - 0.05%
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC - Reynolds Group Issuer (Luxembourg) S.A. (New Zealand)[6], 5.75%, 10/15/2020	735,000	742,350

Metals & Mining - 0.89%
Alcoa, Inc., 5.72%, 2/23/2019	2,032,000	2,222,912
Alcoa, Inc., 5.87%, 2/23/2022	730,000	778,055
Allegheny Technologies, Inc., 5.95%, 1/15/2021	550,000	615,867
ArcelorMittal (Luxembourg), 6.00%, 3/1/2021	695,000	671,057
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	1,170,000	1,504,042
Calcipar S.A. (Luxembourg)[6], 6.875%, 5/1/2018	640,000	641,600
Cliffs Natural Resources, Inc., 4.80%, 10/1/2020	1,205,000	1,190,448
FMG Resources August 2006 Pty. Ltd. (Australia)[6], 6.875%, 2/1/2018	405,000	391,837
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022	1,140,000	1,160,746
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	1,160,000	1,256,859
Shale-Inland Holdings LLC - Shale-Inland Finance Corp.[4,6], 8.75%, 11/15/2019	485,000	480,150
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	845,000	859,672

		11,773,245

Paper & Forest Products - 0.93%
International Paper Co., 9.375%, 5/15/2019	7,350,000	10,116,342
International Paper Co., 7.50%, 8/15/2021	455,000	604,240
Sappi Papier Holding GmbH (South Africa)[6], 8.375%, 6/15/2019	625,000	659,375
Smurfit Kappa Acquisitions (Ireland)[6], 4.875%, 9/15/2018	990,000	990,000

		12,369,957

Total Materials		28,424,000

Telecommunication Services - 0.63%
Diversified Telecommunication Services - 0.35%
Inmarsat Finance plc (United Kingdom)[6], 7.375%, 12/1/2017	430,000	463,325
Sable International Finance Ltd. (United Kingdom)[6], 8.75%, 2/1/2020	370,000	421,800

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
UPCB Finance III Ltd. (Netherlands)[6], 6.625%, 7/1/2020	$600,000	$642,000
UPCB Finance VI Ltd. (Netherlands)[6], 6.875%, 1/15/2022	345,000	369,150
Verizon Communications, Inc., 8.75%, 11/1/2018	605,000	844,167
Virgin Media Finance plc (United Kingdom), 4.875%, 2/15/2022	485,000	489,850
Wind Acquisition Finance S.A. (Italy)[6], 11.75%, 7/15/2017	405,000	394,875
Wind Acquisition Finance S.A. (Italy)[6], 7.25%, 2/15/2018	335,000	326,625
Windstream Corp., 7.50%, 6/1/2022	660,000	699,600

		4,651,392

Wireless Telecommunication Services - 0.28%
Crown Castle Towers LLC[6] , 6.113%, 1/15/2020	390,000	474,501
Crown Castle Towers LLC[6] , 4.883%, 8/15/2020	224,000	255,970
NII Capital Corp., 8.875%, 12/15/2019	790,000	663,600
NII Capital Corp., 7.625%, 4/1/2021	305,000	240,950
SBA Tower Trust[6] , 5.101%, 4/17/2017	200,000	222,160
SBA Tower Trust[6] , 2.933%, 12/15/2017	1,785,000	1,831,378

		3,688,559

Total Telecommunication Services		8,339,951

Utilities - 0.60%
Electric Utilities - 0.60%
Allegheny Energy Supply Co. LLC[6], 5.75%, 10/15/2019	365,000	403,714
Exelon Generation Co. LLC, 5.20%, 10/1/2019	5,000,000	5,753,340
Southwestern Electric Power Co., 6.45%, 1/15/2019	680,000	829,470
System Energy Resources, Inc., 4.10%, 4/1/2023	935,000	947,951

		7,934,475

Multi-Utilities - 0.00%**
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	85,000	87,391

Total Utilities		8,021,866

Total Non-Convertible Corporate Bonds
(Identified Cost $336,358,855)		366,071,613

TOTAL CORPORATE BONDS
(Identified Cost $337,994,758)		367,748,154

MUTUAL FUND - 0.29%

iShares iBoxx High Yield Corporate Bond Fund
(Identified Cost $3,692,508)	41,370	3,832,103

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

U.S. TREASURY SECURITIES - 3.09%

U.S. Treasury Notes - 3.09%
U.S. Treasury Note, 0.625%, 2/28/2013	$7,500,000	$7,511,422
U.S. Treasury Note, 0.25%, 1/31/2014	6,000,000	6,000,936
U.S. Treasury Note, 2.125%, 12/31/2015	10,300,000	10,847,991
U.S. Treasury Note, 2.00%, 4/30/2016	3,750,000	3,949,219
U.S. Treasury Note, 2.75%, 12/31/2017	9,150,000	10,077,865
U.S. Treasury Note, 3.75%, 11/15/2018	2,250,000	2,625,293

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $39,266,989)		41,012,726

ASSET-BACKED SECURITIES - 0.34%
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A6, 2.20%, 9/16/2019	2,560,000	2,576,077
FDIC Trust, Series 2011-R1, Class A6, 2.672%, 7/25/2026	1,415,867	1,449,110
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[6], 5.29%, 3/25/2016	170,000	186,152
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[6] , 3.74%, 2/25/2017	300,000	324,358

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $4,445,077)		4,535,697

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.14%

Americold LLC Trust, Series 2010-ARTA, Class A1[6], 3.847%, 1/14/2029	429,357	461,843
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[7] , 5.916%, 5/10/2045	100,000	115,247
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	1,325,000	1,522,400
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	790,000	874,547
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[7] , 5.894%, 9/11/2038	695,000	797,729
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	830,000	957,421
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[6], 3.759%, 4/15/2044	660,000	713,327
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[7] , 5.219%, 7/15/2044	480,000	536,199
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[6], 3.156%, 7/10/2046	234,729	248,180
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1[6], 3.742%, 11/10/2046	853,939	926,948
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class A2, 2.377%, 5/25/2022 .	1,690,000	1,726,251
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	1,600,000	1,621,507
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	1,770,000	1,813,678
FREMF Mortgage Trust, Series 2011-K701, Class B6,7, 4.286%, 7/25/2048	875,000	931,150
FREMF Mortgage Trust, Series 2011-K702, Class B6,7, 4.77%, 4/25/2044	1,250,000	1,369,101

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4[7], 6.064%, 7/10/2038	$440,000	$509,404
GS Mortgage Securities Corp. II, Series 2010-C2, Class A1[6], 3.849%, 12/10/2043	1,092,946	1,188,470
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[7], 5.465%, 1/12/2043	1,210,000	1,339,711
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[7], 5.20%, 12/15/2044	325,000	364,283
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[7], 5.868%, 4/15/2045	1,075,000	1,243,542
LSTAR Commercial Mortgage Trust, Series 2011-1, Class A6, 3.913%, 6/25/2043	1,011,774	1,055,904
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5 Class A4, 3.176%, 8/15/2045	880,000	932,760
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A7, 5.23%, 9/15/2042	655,000	724,536
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[6], 3.884%, 9/15/2047	700,000	760,194
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX6, 4.004%, 9/13/2028	155,000	175,862
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[7], 5.24%, 10/15/2044	89,016	99,063
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[7], 6.011%, 6/15/2045	955,000	1,112,760
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[6], 4.393%, 11/15/2043	265,000	303,571
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045	2,315,000	2,407,544
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[6], 3.791%, 2/15/2044 .	1,470,000	1,596,163

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $27,072,290)		28,429,295

FOREIGN GOVERNMENT BONDS - 2.08%

Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	MYR 1,775,000	606,461
Province of British Columbia Canada (Canada), 2.85%, 6/15/2015	$3,100,000	3,290,340
Province of Manitoba Canada (Canada), 2.625%, 7/15/2015	750,000	792,750
Province of Manitoba Canada, Series FH (Canada), 4.90%, 12/6/2016	1,620,000	1,890,054
Province of New Brunswick Canada (Canada), 5.20%, 2/21/2017	3,500,000	4,120,200
Province of Nova Scotia Canada (Canada), 5.125%, 1/26/2017	1,250,000	1,465,750
Province of Ontario Canada (Canada), 2.30%, 5/10/2016	7,315,000	7,712,205
Province of Quebec Canada (Canada), 5.125%, 11/14/2016	6,600,000	7,719,360

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $26,874,140)		27,597,120

U.S. GOVERNMENT AGENCIES - 29.13%

Mortgage-Backed Securities - 6.57%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	2,025,540	2,204,785
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	178,948	194,784
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	225,160	247,448

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	$1,289,446	$1,403,553
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	286,860	315,256
Fannie Mae, Pool #888815, 4.50%, 11/1/2022	235,649	254,159
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	2,198,764	2,393,338
Fannie Mae, Pool #AA1563, 4.50%, 2/1/2024	249,028	268,434
Fannie Mae, Pool #AC1557, 4.50%, 9/1/2024	436,341	470,343
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	171,310	186,470
Fannie Mae, Pool #745147, 4.50%, 12/1/2035	178,326	192,638
Fannie Mae, Pool #745418, 5.50%, 4/1/2036	3,249,665	3,584,100
Fannie Mae, Pool #886904, 6.50%, 9/1/2036	390,112	463,317
Fannie Mae, Pool #888021, 6.00%, 12/1/2036	1,257,993	1,397,679
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	1,302,772	1,428,703
Fannie Mae, Pool #918516, 5.50%, 6/1/2037	648,929	711,657
Fannie Mae, Pool #933521, 5.00%, 1/1/2038	183,189	199,871
Fannie Mae, Pool #972107, 5.00%, 2/1/2038	280,001	311,327
Fannie Mae, Pool #889260, 5.00%, 4/1/2038	165,180	180,223
Fannie Mae, Pool #912948, 5.00%, 5/1/2038	306,765	334,701
Fannie Mae, Pool #975840, 5.00%, 5/1/2038	368,759	402,340
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	4,872,572	5,413,615
Fannie Mae, Pool #986458, 6.00%, 8/1/2038	137,673	152,659
Fannie Mae, Pool #987831, 6.00%, 9/1/2038	329,351	365,201
Fannie Mae, Pool #990897, 6.00%, 9/1/2038	698,783	774,846
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	609,702	677,402
Fannie Mae, Pool #993920, 6.00%, 11/1/2038	291,037	322,717
Fannie Mae, Pool #257497, 6.00%, 12/1/2038	183,657	203,648
Fannie Mae, Pool #AA0675, 6.00%, 12/1/2038	186,391	206,680
Fannie Mae, Pool #971022, 5.00%, 1/1/2039	329,659	359,680
Fannie Mae, Pool #AA1810, 5.00%, 1/1/2039	347,613	379,269
Fannie Mae, Pool #988811, 6.00%, 1/1/2039	208,996	231,745
Fannie Mae, Pool #983686, 5.00%, 2/1/2039	414,880	452,662
Fannie Mae, Pool #AA7681, 4.50%, 6/1/2039	3,848,130	4,152,160
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	1,274,930	1,398,170
Fannie Mae, Pool #AA6788, 6.00%, 8/1/2039	660,890	732,829
Fannie Mae, Pool #AC0463, 5.00%, 11/1/2039	310,758	339,057
Fannie Mae, Pool #AC5111, 5.00%, 11/1/2039	564,361	615,755
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	4,684,456	5,054,563
Fannie Mae, Pool #MA0259, 5.00%, 12/1/2039	252,580	275,582
Fannie Mae, Pool #AC8573, 5.00%, 1/1/2040	444,848	485,544
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	1,898,150	2,105,316
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	2,951,307	3,184,482
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	1,158,123	1,255,413
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	741,332	803,609
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	2,845,121	3,078,798

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	$747,682	$810,493
Fannie Mae, Pool #AE0604, 6.00%, 7/1/2039	4,714,938	5,246,923
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	740,425	807,105
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	276,326	303,811
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	200,297	220,220
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	285,357	321,763
Freddie Mac, Pool #G08216, 5.50%, 8/1/2037	2,066,489	2,248,807
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	283,446	311,988
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	991,975	1,079,494
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	3,919,567	4,314,261
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	2,329,086	2,534,572
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	995,960	1,082,896
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	760,098	826,446
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	2,289,813	2,489,688
Freddie Mac, Pool #G04471, 5.50%, 7/1/2038	408,715	444,391
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	1,789,480	1,950,714
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	5,887,672	6,309,766
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	2,169,769	2,361,200
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	1,853,340	2,016,852
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	716,588	788,747
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	456,330	502,281
GNMA, Pool #671161, 5.50%, 11/15/2037	197,135	217,841

Total Mortgage-Backed Securities (Identified Cost $85,177,092)		87,356,787

Other Agencies - 22.56%
Fannie Mae, 4.375%, 3/15/2013	23,396,000	23,762,779
Fannie Mae, 2.50%, 5/15/2014	16,500,000	17,056,165
Fannie Mae, 3.00%, 9/16/2014	8,000,000	8,408,168
Fannie Mae, 0.625%, 10/30/2014	12,000,000	12,068,100
Fannie Mae, 2.375%, 7/28/2015	11,500,000	12,112,651
Fannie Mae, 0.50%, 9/28/2015	23,000,000	23,040,549
Fannie Mae, 5.25%, 9/15/2016	7,000,000	8,231,531
Fannie Mae, 1.375%, 11/15/2016	20,000,000	20,586,940
Fannie Mae, 0.875%, 8/28/2017	31,000,000	31,129,549
Federal Farm Credit Bank, 5.125%, 8/25/2016	2,640,000	3,087,633
Federal Home Loan Bank, 5.00%, 11/17/2017	5,985,000	7,215,570
Freddie Mac, 0.875%, 10/28/2013	24,000,000	24,153,240
Freddie Mac, 0.75%, 11/25/2014	10,000,000	10,087,110
Freddie Mac, 2.875%, 2/9/2015	9,110,000	9,626,382
Freddie Mac, 2.00%, 8/25/2016	21,500,000	22,609,293
Freddie Mac, 1.00%, 3/8/2017	5,000,000	5,050,500
Freddie Mac, 1.25%, 5/12/2017	18,000,000	18,375,084
Freddie Mac, 3.75%, 3/27/2019	15,000,000	17,403,375

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Other Agencies (continued)
Freddie Mac, 2.375%, 1/13/2022	$24,584,000	$25,764,475

Total Other Agencies (Identified Cost $294,590,750)		299,769,094

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $379,767,842)		387,125,881

SHORT-TERM INVESTMENT - 3.04%

Dreyfus Cash Management, Inc. - Institutional Shares[8] , 0.06%,
(Identified Cost $40,423,008)	40,423,008	40,423,008

TOTAL INVESTMENTS - 99.43%
(Identified Cost $1,250,088,694)		1,321,206,303
OTHER ASSETS, LESS LIABILITIES - 0.57%		7,551,429

NET ASSETS - 100%		$1,328,757,732

ADR - American Depository Receipt

MYR - Malaysian Ringgit

*Non-income producing security

**Less than 0.01%

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Traded on Canadian exchange.

3Traded on Hong Kong exchange.

4Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

5The rate shown is a fixed rate as of October 31, 2012; the rate becomes floating, based on LIBOR plus a spread, in 2022.

6Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $93,912,072 or 7.07%, of the Series’ net assets as of October 31, 2012 (see Note 2 to the financial statements).

7The coupon rate is floating and is the effective rate as of October 31, 2012.

8Rate shown is the current yield as of October 31, 2012.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2012

ASSETS:

Investments, at value (identified cost $1,250,088,694) (Note 2)	$1,321,206,303
Foreign currency (identified cost $631)	634
Interest receivable	7,016,760
Receivable for fund shares sold	3,493,823
Receivable for securities sold	2,063,096
Dividends receivable	295,042
Foreign tax reclaims receivable	144,813

TOTAL ASSETS	1,334,220,471

LIABILITIES:

Payable to custodian	285,314
Accrued management fees (Note 3)	684,768
Accrued shareholder services fees (Class S) (Note 3)	165,328
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	74,098
Accrued fund accounting and administration fees (Note 3)	64,377
Accrued transfer agent fees (Note 3)	57,974
Accrued Chief Compliance Officer service fees (Note 3)	369
Payable for fund shares repurchased	2,735,960
Payable for securities purchased	1,284,039
Other payables and accrued expenses	110,512

TOTAL LIABILITIES	5,462,739

TOTAL NET ASSETS	$1,328,757,732

NET ASSETS CONSIST OF:

Capital stock	$1,039,641
Additional paid-in-capital	1,221,112,002
Undistributed net investment income	7,916,027
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	27,570,396
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	71,119,666

TOTAL NET ASSETS	$1,328,757,732

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2012

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($973,964,208/ 71,486,454 shares)	$13.62

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($249,566,103/ 22,619,488 shares)	$11.03

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($72,239,445/ 6,766,812 shares)	$10.68

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($32,987,976/ 3,091,336 shares)	$10.67

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2012

INVESTMENT INCOME:

Interest	$24,013,646
Dividends (net of foreign taxes withheld, $201,981)	6,907,146

Total Investment Income	30,920,792

EXPENSES:

Management fees (Note 3)	7,328,235
Shareholder services fees (Class S) (Note 3)	1,862,693
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	568,517
Fund accounting and administration fees (Note 3)	254,776
Transfer agent fees (Note 3)	232,609
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	87,011
Directors’ fees (Note 3)	25,184
Chief Compliance Officer service fees (Note 3)	2,496
Custodian fees	106,067
Miscellaneous	403,362

Total Expenses	10,870,950

NET INVESTMENT INCOME	20,049,842

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	27,828,383
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $4,350)	(53,568)
Forward foreign currency exchange contracts	11,060

27,785,875

Net change in unrealized appreciation (depreciation) on-
Investments	37,016,895
Foreign currency and translation of other assets and liabilities	(4,868)
Forward foreign currency exchange contracts	(132)

37,011,895

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	64,797,770

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$84,847,612

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$20,049,842	$18,446,768
Net realized gain (loss) on investments and foreign currency	27,785,875	18,539,491
Net change in unrealized appreciation (depreciation) on investments and foreign currency	37,011,895	(9,715,102)

Net increase from operations	84,847,612	27,271,157

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(15,950,542)	(13,191,554)
From net investment income (Class I)	(4,666,555)	(3,512,349)
From net investment income (Class C)	(818,634)	(371,207)
From net investment income (Class R)	(291,148)	(4,541)
From net realized gain on investments (Class S)	(14,036,267)	(17,869,909)
From net realized gain on investments (Class I)	(3,415,773)	(4,243,177)
From net realized gain on investments (Class C)	(925,150)	(600,819)
From net realized gain on investments (Class R)	(105,151)	(201)

Total distributions to shareholders	(40,209,220)	(39,793,757)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	186,355,904	269,691,096

Net increase in net assets	230,994,296	257,168,496

NET ASSETS:

Beginning of year	1,097,763,436	840,594,940

End of year (including undistributed net investment income of $ 7,916,027 and $ 9,659,276,respectively)	$1,328,757,732	$1,097,763,436

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEARS ENDED
.	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.16	$13.37	$12.21	$11.13	$12.74

Income (loss) from investment operations:
Net investment income	0.22 [1]	0.25 [1]	0.29 [1]	0.23 [1]	0.24
Net realized and unrealized gain (loss) on investments	0.69	0.12	1.07	1.07	(1.15)

Total from investment operations	0.91	0.37	1.36	1.30	(0.91)

Less distributions to shareholders:
From net investment income	(0.24)	(0.24)	(0.20)	(0.22)	(0.27)
From net realized gain on investments	(0.21)	(0.34)	—	—	(0.43)

Total distributions to shareholders	(0.45)	(0.58)	(0.20)	(0.22)	(0.70)

Net asset value - End of year	$13.62	$13.16	$13.37	$12.21	$11.13

Net assets - End of year (000’s omitted)	$973,964	$870,693	$683,681	$328,201	$139,174

Total return[2]	7.15%	2.87%	11.26%	11.83%	(7.52%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.88%	0.89%	0.90%	0.90%	0.92%
Net investment income	1.65%	1.87%	2.28%	1.97%	2.33%
Series portfolio turnover	54%	25%	42%	47%	45%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[3]	0.03%	0.05%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/12	10/31/11	10/31/10	10/31/09	3/28/08[1] TO 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.75	$11.03	$10.11	$9.27	$10.00

Income (loss) from investment operations:
Net investment income	0.20 [2]	0.22 [2]	0.26 [2]	0.21 [2]	0.06
Net realized and unrealized gain (loss) on investments	0.55	0.10	0.88	0.87	(0.74)

Total from investment operations	0.75	0.32	1.14	1.08	(0.68)

Less distributions to shareholders:
From net investment income	(0.26)	(0.26)	(0.22)	(0.24)	(0.05)
From net realized gain on investments	(0.21)	(0.34)	—	—	—

Total distributions to shareholders	(0.47)	(0.60)	(0.22)	(0.24)	(0.05)

Net asset value - End of period	$11.03	$10.75	$11.03	$10.11	$9.27

Net assets - End of period (000’s omitted)	$249,566	$181,345	$139,399	$95,879	$77

Total return[3]	7.34%	3.07%	11.49%	11.94%	(6.81%)

Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.68%	0.69%	0.70%	0.70%	0.70%[4]
Net investment income	1.84%	2.07%	2.48%	2.17%	1.81%[4]
Series portfolio turnover	54%	25%	42%	47%	45%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	0.00%[5]	0.03%	0.15%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class C

	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/12	10/31/11	1/4/10[1] TO 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.42	$10.73	$10.00

Income from investment operations:
Net investment income[2]	0.09	0.11	0.12
Net realized and unrealized gain on investments	0.55	0.10	0.68

Total from investment operations	0.64	0.21	0.80

Less distributions to shareholders:
From net investment income	(0.17)	(0.18)	(0.07)
From net realized gain on investments	(0.21)	(0.34)	—

Total distributions to shareholders	(0.38)	(0.52)	(0.07)

Net asset value - End of period	$10.68	$10.42	$10.73

Net assets - End of period (000’s omitted)	$72,239	$42,898	$17,514

Total return[3]	6.42%	2.06%	8.03%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.69%	1.69%	1.70%[4]
Net investment income	0.84%	1.03%	1.43%[4]
Series portfolio turnover	54%	25%	42%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[4,5]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/12	10/31/11	6/30/10[1] TO 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.44	$10.76	$10.00

Income from investment operations:
Net investment income[2]	0.14	0.13	0.05
Net realized and unrealized gain on investments	0.54	0.13	0.71

Total from investment operations	0.68	0.26	0.76

Less distributions to shareholders:
From net investment income	(0.24)	(0.24)	—
From net realized gain on investments	(0.21)	(0.34)	—

Total distributions to shareholders	(0.45)	(0.58)	—

Net asset value - End of period	$10.67	$10.44	$10.76

Net assets - End of period (000’s omitted)	$32,988	$2,828	$1

Total return[3]	6.85%	2.61%	7.60%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.19%	1.19%	1.20%[4]
Net investment income	1.32%	1.31%	1.51%[4]
Series portfolio turnover	54%	25%	42%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Moderate Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S3	7.73%	2.76%	6.83%	6.95%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class I3,4	8.06%	3.00%	6.95%	7.01%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class C3,4	6.94%	2.00%	6.07%	6.22%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class R3,4	7.48%	2.46%	6.58%	6.74%
Barclays Capital U.S. Aggregate Bond Index[5,7]	5.25%	6.38%	5.39%	6.14%
10%/30%/60% Blended Index[6,7]	8.13%	4.00%	6.78%	7.03%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2012 to the Barclays Capital U.S. Aggregate Bond Index and a 10%/30%/60% Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 15, 1993, the Class S inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1993.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.33% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S, 0.82% for Class I, 1.82% for class C and 1.33% for Class R for the year ended October 31, 2012.

4For periods prior to the inception of Class I on March 28, 2008, Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S adjusted for expense differences.

5The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

Performance Update - Pro-Blend® Moderate Term Series

(unaudited)

6The 10%/30%/60% Blended Index is 10% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 30% Russell 3000® Index, and 60% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

7Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index’s portfolios.

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 5/1/12-10/31/12*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,020.70	$5.50	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Class I
Actual	$1,000.00	$1,022.40	$4.23	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Class C
Actual	$1,000.00	$1,017.00	$9.25	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25	1.82%
Class R
Actual	$1,000.00	$1,019.50	$6.77	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77	1.33%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

Portfolio Composition - Pro-Blend® Moderate Term Series

As of October 31, 2012 (unaudited)

Sector Allocation[3]
Financials	16.76%
Consumer Discretionary	10.07%
Information Technology	9.34%
Energy	7.09%
Industrials	6.02%
Materials	5.21%
Health Care	5.18%
Consumer Staples	4.14%
Telecommunication Services	1.75%
Utilities	0.37%

3Including common stocks, preferred stocks, and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[4]
Hess Corp.	2.04%
EMC Corp.	1.50%
Monsanto Co.	1.32%
Juniper Networks, Inc.	1.06%
Virgin Media, Inc. - ADR (United Kingdom)	1.06%
Southwest Airlines Co.	1.01%
Discover Financial Services	0.94%
Anheuser-Busch InBev N.V. (Belgium)	0.92%
The Walt Disney Co.	0.88%
Cerner Corp.	0.86%

4As a percentage of total investments.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 42.56%

Consumer Discretionary - 7.63%
Auto Components - 0.03%
Hankook Tire Co. Ltd. (South Korea)*[1]	10,712	$451,817

Automobiles - 0.50%
Hyundai Motor Co. (South Korea)[1]	1,100	226,071
Suzuki Motor Corp. (Japan)[1]	9,500	215,449
Tesla Motors, Inc.*	11,910	335,028
Toyota Motor Corp. (Japan)[1]	9,200	354,726
Toyota Motor Corp. - ADR (Japan)	67,870	5,257,889
Yamaha Motor Co. Ltd. (Japan)[1]	24,400	232,974

		6,622,137

Distributors - 0.02%
Inchcape plc (United Kingdom)[1]	47,340	307,875

Diversified Consumer Services - 0.03%
Anhanguera Educacional Participacoes S.A. (Brazil)	22,890	401,213

Hotels, Restaurants & Leisure - 1.30%
Accor S.A. (France)[1]	169,680	5,302,071
Arcos Dorados Holdings, Inc. (Argentina)	10,350	133,619
BJ’s Restaurants, Inc.*	6,270	207,224
Carnival Corp.	271,880	10,298,814
Hyatt Hotels Corp. - Class A*	5,310	193,815
InterContinental Hotels Group plc (United Kingdom)[1]	19,637	485,858
Orient-Express Hotels Ltd. - ADR - Class A*	46,090	540,636

		17,162,037

Household Durables - 0.21%
DR Horton, Inc.	22,160	464,474
Lennar Corp. - Class A	20,240	758,393
LG Electronics, Inc. (South Korea)[1]	4,910	341,598
NVR, Inc.*	430	388,608
Rodobens Negocios Imobiliarios S.A. (Brazil)	36,860	232,298
Toll Brothers, Inc.*	16,510	544,995

		2,730,366

Internet & Catalog Retail - 0.61%
Amazon.com, Inc.*	27,330	6,362,971
Blue Nile, Inc.*	1,880	71,008
HomeAway, Inc.*	25,030	643,521
Ocado Group plc (United Kingdom)*[1]	215,910	225,855
Shutterfly, Inc.*	24,430	739,252

		8,042,607

Media - 4.66%
British Sky Broadcasting Group plc (United Kingdom)[1]	12,750	145,923

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media (continued)
DIRECTV*	207,980	$10,629,858
Imax Corp. (Canada)*	17,710	400,069
Mediaset Espana Comunicacion S.A. (Spain)[1]	119,970	645,713
News Corp. - Class A	276,760	6,620,099
Reed Elsevier plc - ADR (United Kingdom)	4,434	173,236
Societe Television Francaise 1 (France)[1]	37,310	320,643
Time Warner, Inc.	241,150	10,477,968
Valassis Communications, Inc.*	8,290	215,706
Viacom, Inc. - Class B	112,260	5,755,570
Virgin Media, Inc. - ADR (United Kingdom)	425,940	13,945,276
The Walt Disney Co.	237,780	11,667,865
Wolters Kluwer N.V. (Netherlands)[1]	15,630	302,395
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)[1]	135,390	429,411

		61,729,732

Multiline Retail - 0.04%
Marks & Spencer Group plc (United Kingdom)[1]	42,270	269,034
PPR (France)[1]	1,625	286,467

		555,501

Specialty Retail - 0.19%
Aeropostale, Inc.*	12,520	149,614
American Eagle Outfitters, Inc.	11,490	239,796
Belle International Holdings Ltd. (Hong Kong)[1]	113,000	209,550
Chico’s FAS, Inc.	10,430	193,998
Dick’s Sporting Goods, Inc.	11,070	553,500
Group 1 Automotive, Inc.	2,890	179,209
Hennes & Mauritz AB - Class B (Sweden)[1]	6,090	206,490
Komeri Co. Ltd. (Japan)[1]	4,800	115,852
Penske Automotive Group, Inc.	7,670	234,702
Select Comfort Corp.*	4,210	117,164
Sonic Automotive, Inc. - Class A	10,550	204,670
Teavana Holdings, Inc.*	14,580	153,819

		2,558,364

Textiles, Apparel & Luxury Goods - 0.04%
Adidas AG (Germany)[1]	4,150	353,731
Burberry Group plc (United Kingdom)[1]	6,650	125,473

		479,204

Total Consumer Discretionary		101,040,853

Consumer Staples - 3.81%
Beverages - 1.11%
Anheuser-Busch InBev N.V. (Belgium)[1]	145,040	12,129,795

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Beverages (continued)
The Boston Beer Co., Inc. - Class A*	2,040	$219,463
C&C Group plc (Ireland)[1]	40,880	195,731
Carlsberg A/S - Class B (Denmark)[1]	4,100	353,904
Cia Cervecerias Unidas S.A. - ADR (Chile)	3,630	257,476
Diageo plc (United Kingdom)[1]	22,700	648,964
Kirin Holdings Co. Ltd. (Japan)[1]	30,000	376,594
SABMiller plc (United Kingdom)[1]	3,710	159,227
Tsingtao Brewery Co. Ltd. (China)[1]	64,000	345,244

		14,686,398

Food & Staples Retailing - 0.17%
Carrefour S.A. (France)[1]	23,260	561,741
Casino Guichard-Perrachon S.A. (France)[1]	2,420	211,243
Distribuidora Internacional de Alimentacion S.A. (Spain)[1]	55,640	337,074
Koninklijke Ahold N.V. (Netherlands)[1]	11,940	152,050
Tesco plc (United Kingdom)[1]	182,805	945,920

		2,208,028

Food Products - 2.43%
Alliance Grain Traders, Inc. (Canada)	6,220	85,943
Barry Callebaut AG (Switzerland)[1]	370	353,375
Biostime International Holdings Ltd. (China)[1]	37,000	94,645
BRF - Brasil Foods S.A. (Brazil)	16,810	305,817
Cal-Maine Foods, Inc.	2,490	107,394
Charoen Pokphand Foods PCL (Thailand)[1]	441,380	506,216
Danone S.A. (France)[1]	13,550	833,420
Flowers Foods, Inc.	8,085	159,194
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)	138,570	322,455
Kraft Foods Group, Inc.*	81,753	3,718,126
M Dias Branco S.A. (Brazil)	5,100	171,251
Mondelez International, Inc. - Class A	245,260	6,509,200
Nestle S.A. (Switzerland)[1]	131,880	8,372,828
Sanderson Farms, Inc.	2,400	108,696
Tyson Foods, Inc. - Class A	6,280	105,567
Unilever plc - ADR (United Kingdom)	271,329	10,117,858
Universal Robina Corp. (Philippines)[1]	154,910	270,151

		32,142,136

Household Products - 0.06%
Reckitt Benckiser Group plc (United Kingdom)[1]	13,150	796,689

Personal Products - 0.03%
Beiersdorf AG (Germany)[1]	3,150	229,161
Kao Corp. (Japan)[1]	3,300	92,702
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products (continued)
Natura Cosmeticos S.A. (Brazil)	3,800	$101,312

		423,175

Tobacco - 0.01%
Gudang Garam Tbk PT (Indonesia)[1]	38,000	193,776

Total Consumer Staples		50,450,202

Energy - 5.45%
Energy Equipment & Services - 1.93%
Baker Hughes, Inc.	182,290	7,650,711
Bourbon S.A. (France)[1]	1,950	52,648
Calfrac Well Services Ltd. (Canada)	9,700	222,505
CARBO Ceramics, Inc.	970	71,731
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	6,158	200,472
Gulfmark Offshore, Inc. - Class A*	2,680	86,618
Hornbeck Offshore Services, Inc.*	2,400	83,136
ION Geophysical Corp.*	18,000	116,280
Key Energy Services, Inc.*	12,140	79,396
National Oilwell Varco, Inc.	1,250	92,125
Petroleum Geo-Services ASA (Norway)[1]	16,200	279,928
Poseidon Concepts Corp. (Canada)	11,750	173,765
Schlumberger Ltd.	134,915	9,380,640
Trican Well Service Ltd. (Canada)	40,240	480,261
Weatherford International Ltd. - ADR*	588,620	6,651,406

		25,621,622

Oil, Gas & Consumable Fuels - 3.52%
Apache Corp.	34,270	2,835,843
Cameco Corp. (Canada)	18,770	363,199
Cloud Peak Energy, Inc.*	12,120	255,732
Encana Corp. (Canada)	20,770	468,363
EOG Resources, Inc.	29,750	3,465,578
Hess Corp.	515,040	26,915,990
Pacific Rubiales Energy Corp. (Colombia)	12,470	293,287
Paladin Energy Ltd. (Australia)*[2]	140,800	166,352
Petroleo Brasileiro S.A. - ADR (Brazil)	264,490	5,429,980
Range Resources Corp.	76,610	5,007,230
Royal Dutch Shell plc - Class B (Netherlands)[1]	6,202	219,381
Royal Dutch Shell plc - Class B - ADR (Netherlands)	6,790	479,578
Statoil ASA (Norway)[1]	10,790	265,746
Talisman Energy, Inc. (Canada)	34,450	390,462

		46,556,721

Total Energy		72,178,343

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials - 5.62%
Capital Markets - 0.03%
Deutsche Bank AG (Germany)[1]	10,200	$464,619

Commercial Banks - 0.44%
Barclays plc (United Kingdom)[1]	98,070	362,640
BNP Paribas S.A. (France)[1]	9,640	486,287
CIT Group, Inc.*	13,970	519,963
Hong Leong Financial Group Berhad (Malaysia)[1]	117,900	498,336
HSBC Holdings plc (United Kingdom)[1]	32,900	324,373
HSBC Holdings plc - ADR (United Kingdom)	23,230	1,146,633
ICICI Bank Ltd. - ADR (India)	20,550	806,587
Standard Chartered plc (United Kingdom)[1]	28,270	669,341
Wells Fargo & Co.	28,540	961,513

		5,775,673

Consumer Finance - 1.42%
American Express Co.	114,500	6,408,565
Discover Financial Services	301,630	12,366,830

		18,775,395

Diversified Financial Services - 0.96%
CME Group, Inc.	14,550	813,781
Deutsche Boerse AG (Germany)[1]	12,940	701,161
Hankook Tire Worldwide Co. Ltd. (South Korea)[1]	2,448	31,596
JPMorgan Chase & Co.	28,640	1,193,715
JSE Ltd. (South Africa)[1]	179,580	1,456,622
MarketAxess Holdings, Inc.	45,250	1,413,610
Moody’s Corp.	148,760	7,164,282

		12,774,767

Insurance - 0.35%
Admiral Group plc (United Kingdom)[1]	57,840	1,036,474
Allianz SE (Germany)[1]	7,010	870,816
AXA S.A. (France)[1]	4,080	65,030
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	106,000	936,284
Mapfre S.A. (Spain)[1]	204,600	567,565
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	3,525	567,182
Zurich Insurance Group AG (Switzerland)[1]	2,280	562,065

		4,605,416

Real Estate Investment Trusts (REITS) - 2.36%
Agree Realty Corp.	6,900	174,156
Alexandria Real Estate Equities, Inc.	24,640	1,735,395
Alstria Office REIT AG (Germany)[1]	38,200	461,359
American Assets Trust, Inc.	12,960	352,123
American Campus Communities, Inc.	14,830	671,947

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Apartment Investment & Management Co. - Class A	14,110	$376,596
Associated Estates Realty Corp.	29,840	447,302
AvalonBay Communities, Inc.	2,130	288,743
BioMed Realty Trust, Inc.	161,140	3,080,997
Boston Properties, Inc.	8,650	919,495
Camden Property Trust	6,420	421,345
CBL & Associates Properties, Inc.	14,580	326,155
Cedar Realty Trust, Inc.	14,260	75,435
Coresite Realty Corp.	24,160	549,157
Corporate Office Properties Trust	111,150	2,773,193
CubeSmart	30,510	400,291
Digital Realty Trust, Inc.	45,990	2,825,166
DuPont Fabros Technology, Inc.	123,780	2,656,319
Education Realty Trust, Inc.	32,910	346,542
Equity Lifestyle Properties, Inc.	4,600	309,718
Equity One, Inc.	16,730	349,657
Equity Residential	4,640	266,382
General Growth Properties, Inc.	29,160	573,286
HCP, Inc.	16,710	740,253
Health Care REIT, Inc.	12,490	742,281
Healthcare Realty Trust, Inc.	10,040	235,840
Healthcare Trust of America, Inc.	5,130	51,300
Home Properties, Inc.	10,250	623,097
Host Hotels & Resorts, Inc.	51,294	741,711
Kimco Realty Corp.	11,120	217,062
Land Securities Group plc (United Kingdom)[1]	31,610	410,782
LTC Properties, Inc.	7,050	232,721
The Macerich Co.	4,210	239,970
Mack-Cali Realty Corp.	22,970	596,990
Mid-America Apartment Communities, Inc.	9,110	589,508
National Retail Properties, Inc.	7,960	252,173
Pebblebrook Hotel Trust	47,130	1,000,099
Potlatch Corp.	3,130	120,442
Public Storage	2,330	323,008
Realty Income Corp.	6,080	238,762
Simon Property Group, Inc.	8,330	1,267,909
Sovran Self Storage, Inc.	12,950	748,510
Tanger Factory Outlet Centers	6,410	201,723
Taubman Centers, Inc.	3,490	274,139
UDR, Inc.	32,900	798,483
Unibail-Rodamco SE (France)[1]	1,110	250,010

		31,277,532

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Management & Development - 0.05%
General Shopping Brasil S.A. (Brazil)*	106,230	$559,642
Thomas Properties Group, Inc.	21,900	116,946

		676,588

Thrifts & Mortgage Finance - 0.01%
Aareal Bank AG (Germany)*[1]	8,370	179,981

Total Financials		74,529,971

Health Care - 3.91%
Biotechnology - 0.34%
Green Cross Corp. (South Korea)[1]	10,280	1,488,489
Incyte Corp. Ltd.*	35,470	566,101
Myriad Genetics, Inc.*	82,740	2,165,306
Protalix BioTherapeutics, Inc.*	71,850	347,035

		4,566,931

Health Care Equipment & Supplies - 1.20%
Abaxis, Inc.*	25,440	935,683
Alere, Inc.*	46,300	888,960
Becton, Dickinson and Co.	82,580	6,249,654
BioMerieux (France)[1]	10,240	992,295
DexCom, Inc.*	49,820	652,642
HeartWare International, Inc.*	9,220	774,296
Insulet Corp.*	66,470	1,409,829
MAKO Surgical Corp.*	35,040	530,856
Mindray Medical International Ltd. - ADR (China)	11,430	388,734
Neogen Corp.*	7,610	325,632
Quidel Corp.*	37,280	653,518
Sirona Dental Systems, Inc.*	12,740	729,492
Straumann Holding AG (Switzerland)[1]	5,370	661,710
Thoratec Corp.*	18,980	677,586

		15,870,887

Health Care Providers & Services - 0.56%
HMS Holdings Corp.*	17,950	414,465
Life Healthcare Group Holdings Ltd. (South Africa)[1]	19,899	75,261
Odontoprev S.A. (Brazil)	117,630	608,116
Qualicorp S.A. (Brazil)*	87,570	898,530
Sonic Healthcare Ltd. (Australia)[1]	80,860	1,090,398
Universal Health Services, Inc. - Class B	106,500	4,408,035

		7,494,805

Health Care Technology - 0.94%
Cerner Corp.*	148,938	11,347,586
Computer Programs & Systems, Inc.	10,140	494,933

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Technology (continued)
Greenway Medical Technologies, Inc.*	34,630	$574,512

		12,417,031

Life Sciences Tools & Services - 0.57%
Gerresheimer AG (Germany)[1]	7,520	373,258
Lonza Group AG (Switzerland)[1]	18,240	925,100
Luminex Corp.*	55,120	886,330
QIAGEN N.V. (Netherlands)*[1]	11,170	194,592
QIAGEN N.V. - ADR (Netherlands)*	229,050	3,996,923
WuXi PharmaTech Cayman, Inc. - ADR (China)*	82,460	1,170,107

		7,546,310

Pharmaceuticals - 0.30%
AstraZeneca plc (United Kingdom)[1]	1,890	87,649
AstraZeneca plc - ADR (United Kingdom)	11,950	554,480
Bayer AG (Germany)[1]	9,575	834,869
GlaxoSmithKline plc (United Kingdom)[1]	12,270	274,942
Novo Nordisk A/S - Class B (Denmark)[1]	3,530	565,914
Santen Pharmaceutical Co. Ltd. (Japan)[1]	2,700	118,275
Shire plc (Ireland)[1]	16,965	477,052
Takeda Pharmaceutical Co. Ltd. (Japan)[1]	2,400	111,554
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	7,240	292,641
UCB S.A. (Belgium)[1]	10,740	627,294

		3,944,670

Total Health Care		51,840,634

Industrials - 3.46%
Airlines - 1.19%
Copa Holdings S.A. - ADR - Class A (Panama)	4,310	400,054
Deutsche Lufthansa AG (Germany)[1]	15,825	242,107
Ryanair Holdings plc - ADR (Ireland)*	20,830	671,767
Southwest Airlines Co.	1,506,495	13,287,286
Spirit Airlines, Inc.*	30,300	531,765
US Airways Group, Inc.*	55,000	669,900

		15,802,879

Building Products - 0.01%
A.O. Smith Corp.	1,760	106,955

Commercial Services & Supplies - 0.11%
Edenred (France)[1]	34,340	993,763
Interface, Inc.	4,760	68,116
Tomra Systems ASA (Norway)[1]	49,750	408,709

		1,470,588

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Construction & Engineering - 0.01%
MYR Group, Inc.*	7,350	$155,673

Electrical Equipment - 0.14%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	14,800	267,288
Alstom S.A. (France)[1]	15,620	533,934
Nexans S.A. (France)[1]	1,630	69,408
Polypore International, Inc.*	16,960	598,349
Prysmian S.p.A. (Italy)[1]	6,220	119,927
Schneider Electric S.A. (France)[1]	3,960	247,953

		1,836,859

Machinery - 0.76%
AGCO Corp.*	4,370	198,879
Astec Industries, Inc.*	2,450	70,560
FANUC Corp. (Japan)[1]	4,600	732,853
Graham Corp.	7,910	142,143
Pall Corp.	108,730	6,845,641
Pentair Ltd. - ADR	6,900	291,456
Titan International, Inc.	8,050	168,889
Turk Traktor ve Ziraat Makineleri AS (Turkey)[1]	20,300	444,062
Wabash National Corp.*	60,430	381,313
Westport Innovations, Inc. - ADR (Canada)*	29,170	818,510

		10,094,306

Marine - 0.04%
Baltic Trading Ltd.	10,880	37,101
D/S Norden A/S (Denmark)[1]	6,410	169,057
Diana Shipping, Inc. - ADR (Greece)*	4,820	34,704
Mitsui OSK Lines Ltd. (Japan)[1]	16,000	38,351
Nippon Yusen Kabushiki Kaisha (Japan)[1]	26,000	49,560
Pacific Basin Shipping Ltd. (Hong Kong)[1,3]	89,000	47,501
Sinotrans Shipping Ltd. (China)[1]	704,500	172,221

		548,495

Professional Services - 0.65%
Adecco S.A. (Switzerland)[1]	97,650	4,735,286
ALS Ltd. (Australia)[1]	18,990	182,296
Experian plc (United Kingdom)[1]	20,290	351,039
Manpower, Inc.	88,690	3,364,899

		8,633,520

Road & Rail - 0.40%
Norfolk Southern Corp.	84,940	5,211,069

Trading Companies & Distributors - 0.05%
Brenntag AG (Germany)[1]	580	73,183

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Trading Companies & Distributors (continued)
Fastenal Co.	3,300	$147,510
Mills Estruturas e Servicos de Engenharia S.A. (Brazil)	25,200	386,366
MSC Industrial Direct Co., Inc. - Class A	1,060	79,076

		686,135

Transportation Infrastructure - 0.10%
Groupe Eurotunnel S.A. (France)[1]	74,880	570,243
Malaysia Airports Holdings Berhad (Malaysia)[1]	379,920	724,667

		1,294,910

Total Industrials		45,841,389

Information Technology - 8.70%
Communications Equipment - 2.01%
Alcatel-Lucent - ADR (France)*	417,200	433,888
Infinera Corp.*	156,790	771,407
Juniper Networks, Inc.*	847,240	14,038,767
Polycom, Inc.*	59,190	593,084
Qualcomm, Inc.	169,790	9,945,449
Riverbed Technology, Inc.*	49,630	916,666

		26,699,261

Computers & Peripherals - 1.58%
Apple, Inc.	1,460	868,846
EMC Corp.*	809,220	19,761,152
Fusion-io, Inc.*	5,340	126,024
Immersion Corp.*	32,890	142,085

		20,898,107

Electronic Equipment, Instruments & Components - 0.16%
Amphenol Corp. - Class A	9,630	579,052
Hitachi Ltd. (Japan)[1]	114,200	605,623
Keyence Corp. (Japan)[1]	1,123	298,144
Rofin-Sinar Technologies, Inc.*	35,280	642,449

		2,125,268

Internet Software & Services - 1.06%
The Active Network, Inc.*	64,730	573,508
Google, Inc. - Class A*	14,806	10,064,675
LinkedIn Corp. - Class A*	6,030	644,788
LogMeIn, Inc.*	10,190	251,489
NHN Corp. (South Korea)[1]	2,280	527,387
Tencent Holdings Ltd. (China)[1]	32,700	1,150,205
Velti plc - ADR (Ireland)*	114,130	833,149

		14,045,201

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 2.07%
Amdocs Ltd. - ADR	31,560	$1,043,689
Cap Gemini S.A. (France)[1]	31,780	1,336,928
Cielo S.A. (Brazil)	11,900	294,417
Euronet Worldwide, Inc.*	62,000	1,257,980
InterXion Holding NV - ADR (Netherlands)*	2,240	47,869
MasterCard, Inc. - Class A	23,520	10,841,074
Sapient Corp.*	16,910	173,835
VeriFone Systems, Inc.*	220,930	6,548,365
The Western Union Co.	460,930	5,853,811

		27,397,968

Semiconductors & Semiconductor Equipment - 0.12%
Samsung Electronics Co. Ltd. (South Korea)[1]	590	708,022
Sumco Corp. (Japan)*[1]	49,600	340,186
Tokyo Electron Ltd. (Japan)[1]	12,160	547,569

		1,595,777

Software - 1.70%
Autodesk, Inc.*	314,400	10,010,496
Aveva Group plc (United Kingdom)[1]	11,560	371,992
Electronic Arts, Inc.*	848,250	10,475,888
RealPage, Inc.*	37,090	809,675
SAP AG (Germany)[1]	12,150	886,010

		22,554,061

Total Information Technology		115,315,643

Materials - 2.94%
Chemicals - 2.33%
Air Products & Chemicals, Inc.	58,630	4,545,584
BASF SE (Germany)[1]	6,660	552,447
Calgon Carbon Corp.*	10,710	132,697
Flotek Industries, Inc.*	9,940	110,433
Johnson Matthey plc (United Kingdom)[1]	12,122	441,104
Linde AG (Germany)[1]	4,880	821,215
Monsanto Co.	203,370	17,504,056
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	2,200	124,219
Syngenta AG (Switzerland)[1]	16,470	6,421,481
Yingde Gases (Hong Kong)[1]	184,000	174,198

		30,827,434

Construction Materials - 0.03%
CRH plc (Ireland)[1]	10,340	192,892

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Construction Materials (continued)
Holcim Ltd. (Switzerland)[1]	2,450	$167,203

		360,095

Metals & Mining - 0.58%
Alcoa, Inc.	823,990	7,061,594
Alumina Ltd. (Australia)[1]	146,840	146,580
Impala Platinum Holdings Ltd. (South Africa)[1]	9,660	174,164
Norsk Hydro ASA (Norway)[1]	18,130	81,622
Umicore S.A. (Belgium)[1]	5,030	258,482

		7,722,442

Total Materials		38,909,971

Telecommunication Services - 0.98%
Diversified Telecommunication Services - 0.91%
Swisscom AG - ADR (Switzerland)[4]	7,815	324,635
Telefonica S.A. - ADR (Spain)	37,580	493,801
Telenor ASA (Norway)[1]	546,330	10,745,284
Telenor ASA - ADR (Norway)[4]	8,880	522,588

		12,086,308

Wireless Telecommunication Services - 0.07%
MTN Group Ltd. (South Africa)[1]	8,310	150,157
SK Telecom Co. Ltd. - ADR (South Korea)	48,180	753,053

		903,210

Total Telecommunication Services		12,989,518

Utilities - 0.06%
Independent Power Producers & Energy Traders - 0.02%
Dynegy, Inc.*	10,810	202,147

Multi-Utilities - 0.02%
GDF Suez (France)[1]	3,795	87,104
National Grid plc (United Kingdom)[1]	20,900	238,357

		325,461

Water Utilities - 0.02%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	13,330	314,635

Total Utilities		842,243

TOTAL COMMON STOCKS (Identified Cost $525,681,185)		563,938,767

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT	VALUE (NOTE 2)

PREFERRED STOCKS - 0.32%

Financials - 0.32%
Commercial Banks - 0.24%
BB&T Corp., Series D (non-cumulative), 5.85%	44,000	$1,154,120
PNC Financial Services Group, Inc., Series Q (non-cumulative), 5.375%	47,175	1,185,979
U.S. Bancorp., Series F (non-cumulative), 6.50%[5]	29,800	881,186

		3,221,285

Real Estate Investment Trusts (REITS) - 0.08%
Public Storage, Series Q, 6.50%	37,110	1,049,100

Total Financials		4,270,385

TOTAL PREFERRED STOCKS (Identified Cost $3,952,125)		4,270,385

CORPORATE BONDS - 22.87%

Convertible Corporate Bonds - 0.21%
Financials - 0.07%
Real Estate Investment Trusts (REITS) - 0.07%
BioMed Realty LP6 , 3.75%, 1/15/2030	$825,000	975,563

Health Care - 0.03%
Health Care Equipment & Supplies - 0.03%
Alere, Inc., 3.00%, 5/15/2016	330,000	311,438
Medtronic, Inc., 1.625%, 4/15/2013	90,000	90,506

Total Health Care		401,944

Information Technology - 0.03%
Computers & Peripherals - 0.03%
EMC Corp., 1.75%, 12/1/2013	215,000	333,653

Materials - 0.08%
Containers & Packaging - 0.08%
Owens-Brockway Glass Container, Inc.[6] , 3.00%, 6/1/2015	1,115,000	1,097,578

Total Convertible Corporate Bonds (Identified Cost $2,699,287)		2,808,738

Non-Convertible Corporate Bonds - 22.66%
Consumer Discretionary - 2.42%
Auto Components - 0.06%
Exide Technologies, 8.625%, 2/1/2018	380,000	308,275
UCI International, Inc., 8.625%, 2/15/2019	555,000	550,144

		858,419

Hotels, Restaurants & Leisure - 0.35%
Choice Hotels International, Inc., 5.70%, 8/28/2020	640,000	692,800
International Game Technology, 7.50%, 6/15/2019	2,415,000	2,885,213

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc., 3.875%, 11/1/2020	$960,000	$1,039,421

		4,617,434

Household Durables - 0.51%
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	1,855,000	2,067,331
Taylor Morrison Communities, Inc. - Monarch Communities, Inc.[6] , 7.75%, 4/15/2020	620,000	660,300
Tupperware Brands Corp., 4.75%, 6/1/2021	3,750,000	4,039,350

		6,766,981

Media - 0.79%
Cablevision Systems Corp., 8.625%, 9/15/2017	535,000	624,612
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	1,740,000	2,003,995
Discovery Communications LLC, 5.05%, 6/1/2020	1,715,000	2,018,068
MDC Partners, Inc. (Canada), 11.00%, 11/1/2016	545,000	594,050
Nara Cable Funding Ltd. (Spain)[6] , 8.875%, 12/1/2018	680,000	642,600
NBCUniversal Media LLC, 5.15%, 4/30/2020	1,940,000	2,323,249
Sirius XM Radio, Inc.[6] , 8.75%, 4/1/2015	485,000	550,475
Time Warner, Inc., 4.75%, 3/29/2021	1,435,000	1,677,522

		10,434,571

Multiline Retail - 0.07%
Target Corp., 6.00%, 1/15/2018	790,000	976,572

Specialty Retail - 0.54%
Advance Auto Parts, Inc., 4.50%, 1/15/2022	1,955,000	2,110,870
Dufry Finance SCA (Switzerland)[6] , 5.50%, 10/15/2020	520,000	529,100
The Home Depot, Inc., 5.40%, 3/1/2016	1,615,000	1,860,071
Lowe’s Companies, Inc., 6.10%, 9/15/2017	620,000	759,246
O’Reilly Automotive, Inc., 4.875%, 1/14/2021	920,000	1,042,060
Rent-A-Center, Inc., 6.625%, 11/15/2020	750,000	810,937

		7,112,284

Textiles, Apparel & Luxury Goods - 0.10%
Jones Group, Inc. - Apparel Group Holdings - Apparel Group USA - Footwear Accessories Retail, 6.875%, 3/15/2019	530,000	548,550
VF Corp., 5.95%, 11/1/2017	640,000	760,634
		1,309,184

Total Consumer Discretionary		32,075,445

Consumer Staples - 0.32%
Beverages - 0.09%
Beam, Inc., 5.375%, 1/15/2016	234,000	263,620
Constellation Brands, Inc., 7.25%, 9/1/2016	565,000	652,575

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Beverages (continued)
PepsiCo, Inc., 7.90%, 11/1/2018	$187,000	$254,984

		1,171,179

Food & Staples Retailing - 0.04%
Shearer’s Escrow Corp.[6] , 9.00%, 11/1/2019	540,000	554,175

Food Products - 0.19%
C&S Group Enterprises LLC[6] , 8.375%, 5/1/2017	600,000	632,250
Kraft Foods Group, Inc.[6] , 6.125%, 8/23/2018	702,000	870,012
Minerva Luxembourg S.A. (Brazil)[6] , 12.25%, 2/10/2022	575,000	684,250
Mondelez International, Inc., 6.125%, 2/1/2018	248,000	305,786

		2,492,298

Total Consumer Staples		4,217,652

Energy - 1.62%
Energy Equipment & Services - 0.88%
Baker Hughes, Inc., 7.50%, 11/15/2018	1,085,000	1,452,549
Calfrac Holdings LP (Canada)[6] , 7.50%, 12/1/2020	1,105,000	1,093,950
Global Geophysical Services, Inc., 10.50%, 5/1/2017	325,000	307,125
Schlumberger Oilfield plc[6] , 4.20%, 1/15/2021	905,000	1,030,121
SESI LLC, 6.375%, 5/1/2019	565,000	604,550
Shelf Drilling Holdings Ltd. (United Arab Emirates)[6] , 8.625%, 11/1/2018	540,000	542,700
Sidewinder Drilling, Inc.[6] , 9.75%, 11/15/2019	540,000	542,700
Thermon Industries, Inc., 9.50%, 5/1/2017	481,000	533,910
Weatherford International Ltd., 9.625%, 3/1/2019	4,175,000	5,531,094

		11,638,699

Oil, Gas & Consumable Fuels - 0.74%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	2,100,000	2,439,385
Anadarko Petroleum Corp., 8.70%, 3/15/2019	425,000	579,477
Carrizo Oil & Gas, Inc., 7.50%, 9/15/2020	545,000	555,900
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc.[6] , 6.625%, 11/15/2019	1,130,000	1,076,325
CVR Refining LLC - Coffeyville Finance, Inc.[6] , 6.50%, 11/1/2022	545,000	534,100
Drill Rigs Holdings, Inc.[6] , 6.50%, 10/1/2017	445,000	442,775
EOG Resources, Inc., 2.625%, 3/15/2023	1,005,000	1,028,775
EPL Oil & Gas, Inc.[6] , 8.25%, 2/15/2018	650,000	643,500
EV Energy Partners LP - EV Energy Finance Corp., 8.00%, 4/15/2019	655,000	689,387
Gulfport Energy Corp.[6] , 7.75%, 11/1/2020	815,000	798,700
PBF Holding Co. LLC - PBF Finance Corp.[6] , 8.25%, 2/15/2020	510,000	535,500

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	$465,000	$483,600

		9,807,424

Total Energy		21,446,123

Financials - 10.70%
Capital Markets - 2.70%
BNP Paribas Home Loan Covered Bonds S.A. (France)[6] , 2.20%, 11/2/2015	4,045,000	4,171,609
The Charles Schwab Corp., 4.45%, 7/22/2020	4,740,000	5,425,428
Credit Suisse AG (Switzerland)[6] , 2.60%, 5/27/2016	5,710,000	6,005,213
GFI Group, Inc., 8.625%, 7/19/2018	635,000	530,225
Goldman Sachs Capital I, 6.345%, 2/15/2034	795,000	819,484
Goldman Sachs Capital II7 , 4.00%, 6/1/2043	1,215,000	960,336
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	890,000	1,042,225
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	4,285,000	4,844,951
Innovation Ventures LLC - Innovation Ventures Finance Corp.[6] , 9.50%, 8/15/2019	325,000	310,781
Jefferies Group, Inc., 8.50%, 7/15/2019	2,470,000	2,889,900
Morgan Stanley, 5.55%, 4/27/2017	687,000	763,692
Morgan Stanley, 7.30%, 5/13/2019	940,000	1,131,119
Morgan Stanley, 5.50%, 1/26/2020	4,255,000	4,697,831
Morgan Stanley, 5.75%, 1/25/2021	1,900,000	2,125,817

		35,718,611

Commercial Banks - 3.44%
Bank of Montreal (Canada)[6] , 1.30%, 10/31/2014	3,430,000	3,489,682
Bank of Montreal (Canada)[6] , 2.625%, 1/25/2016	2,730,000	2,902,263
Bank of Nova Scotia (Canada)[6] , 1.45%, 7/26/2013	2,200,000	2,217,600
Bank of Nova Scotia (Canada)[6] , 1.65%, 10/29/2015	4,045,000	4,169,991
Barclays Bank plc (United Kingdom)[6] , 2.50%, 9/21/2015	4,045,000	4,214,328
Canadian Imperial Bank of Commerce (Canada)[6] , 1.50%, 12/12/2014	2,450,000	2,503,900
KeyBank National Association, 5.45%, 3/3/2016	1,340,000	1,509,774
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	2,050,000	2,476,619
National Bank of Canada (Canada)[6] , 2.20%, 10/19/2016	4,650,000	4,904,355
National City Corp., 6.875%, 5/15/2019	820,000	1,016,093
PNC Bank National Association, 5.25%, 1/15/2017	545,000	623,826
Royal Bank of Canada (Canada)[6] , 3.125%, 4/14/2015	5,215,000	5,536,244
Royal Bank of Canada (Canada), 1.20%, 9/19/2017	1,790,000	1,798,771
Santander Holdings USA, Inc., 4.625%, 4/19/2016	260,000	271,802
The Toronto-Dominion Bank (Canada)[6] , 2.20%, 7/29/2015	4,045,000	4,224,194
The Toronto-Dominion Bank (Canada)[6] , 1.625%, 9/14/2016	2,300,000	2,375,210
Wachovia Corp., 5.25%, 8/1/2014	1,300,000	1,395,338

		45,629,990

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Consumer Finance - 0.76%
American Express Co., 8.125%, 5/20/2019	$5,465,000	$7,393,577
American Express Co.[7] , 6.80%, 9/1/2066	950,000	1,031,937
Credit Acceptance Corp., 9.125%, 2/1/2017	750,000	823,125
General Motors Financial Co., Inc.[6] , 4.75%, 8/15/2017	820,000	839,515

		10,088,154

Diversified Financial Services - 1.31%
Bank of America Corp., 5.75%, 8/15/2016	980,000	1,085,320
Citigroup, Inc., 8.50%, 5/22/2019	3,814,000	5,085,687
CME Group, Inc., 3.00%, 9/15/2022	2,240,000	2,300,525
CNG Holdings, Inc.[6] , 9.375%, 5/15/2020	635,000	654,050
CNH Capital LLC (Netherlands)[6] , 6.25%, 11/1/2016	500,000	540,000
JPMorgan Chase & Co., 6.30%, 4/23/2019	1,130,000	1,393,572
JPMorgan Chase & Co., 4.95%, 3/25/2020	4,040,000	4,640,429
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[6] , 7.375%, 10/1/2017	530,000	536,625
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[6] , 8.875%, 8/1/2020	985,000	1,046,563

		17,282,771

Insurance - 0.78%
American International Group, Inc., 4.25%, 5/15/2013	485,000	493,799
American International Group, Inc., 4.875%, 6/1/2022	2,100,000	2,368,426
Fidelity National Financial, Inc., 6.60%, 5/15/2017	1,985,000	2,232,172
Genworth Financial, Inc., 7.625%, 9/24/2021	2,175,000	2,287,648
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	2,195,000	2,499,400
Hub International Ltd.[6] , 8.125%, 10/15/2018	445,000	457,237

		10,338,682

Real Estate Investment Trusts (REITS) - 1.71%
BioMed Realty LP, 3.85%, 4/15/2016	950,000	1,000,234
Boston Properties LP, 5.875%, 10/15/2019	1,285,000	1,543,013
Boston Properties LP, 5.625%, 11/15/2020	410,000	492,557
Camden Property Trust, 5.70%, 5/15/2017	705,000	816,879
Digital Realty Trust LP, 5.875%, 2/1/2020	4,750,000	5,526,297
HCP, Inc., 6.70%, 1/30/2018	3,675,000	4,434,961
Health Care REIT, Inc., 6.20%, 6/1/2016	3,640,000	4,176,001
Mack-Cali Realty LP, 7.75%, 8/15/2019	770,000	958,719
Simon Property Group LP, 10.35%, 4/1/2019	1,060,000	1,527,344
UDR, Inc., 4.625%, 1/10/2022	1,980,000	2,208,076

		22,684,081

Total Financials		141,742,289

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care - 1.22%
Biotechnology - 0.38%
Amgen, Inc., 3.45%, 10/1/2020	$4,750,000	$5,080,253

Health Care Equipment & Supplies - 0.26%
CR Bard, Inc., 4.40%, 1/15/2021	905,000	1,043,547
Fresenius Medical Care US Finance, Inc. (Germany), 6.875%, 7/15/2017	635,000	728,663
Fresenius Medical Care US Finance, Inc. (Germany)[6] , 6.50%, 9/15/2018	315,000	352,800
Fresenius US Finance II, Inc. (Germany)[6] , 9.00%, 7/15/2015	700,000	803,250
Hologic, Inc.[6] , 6.25%, 8/1/2020	505,000	535,300

		3,463,560

Health Care Providers & Services - 0.35%
CHS - Community Health Systems, Inc., 7.125%, 7/15/2020	630,000	666,225
HCA, Inc., 6.375%, 1/15/2015	550,000	591,250
HCA, Inc., 6.50%, 2/15/2020	200,000	221,000
Health Management Associates, Inc., 6.125%, 4/15/2016	730,000	795,700
STHI Holding Corp.[6] , 8.00%, 3/15/2018	600,000	642,000
UnitedHealth Group, Inc., 4.70%, 2/15/2021	1,450,000	1,687,617

		4,603,792

Life Sciences Tools & Services - 0.07%
Thermo Fisher Scientific, Inc., 4.50%, 3/1/2021	830,000	951,584

Pharmaceuticals - 0.16%
Novartis Securities Investment Ltd. (Switzerland), 5.125%, 2/10/2019	1,275,000	1,537,153
Valeant Pharmaceuticals International (Canada)[6] , 6.75%, 8/15/2021	535,000	568,437

		2,105,590

Total Health Care		16,204,779

Industrials - 2.54%
Aerospace & Defense - 0.27%
The Boeing Co., 6.00%, 3/15/2019	1,185,000	1,501,096
Ducommun, Inc., 9.75%, 7/15/2018	790,000	835,425
Textron, Inc., 7.25%, 10/1/2019	1,000,000	1,208,719

		3,545,240

Air Freight & Logistics - 0.14%
Aguila 3 S.A. (Luxembourg)[6] , 7.875%, 1/31/2018	1,045,000	1,105,088
FedEx Corp., 8.00%, 1/15/2019	570,000	757,094

		1,862,182

Airlines - 0.30%
Continental Airlines, Inc.[6] , 6.75%, 9/15/2015	785,000	821,306
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B, 6.375%, 1/2/2016	515,000	530,450
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	290,000	301,600
Southwest Airlines Co., 5.25%, 10/1/2014	1,030,000	1,101,573

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines (continued)
Southwest Airlines Co., 5.75%, 12/15/2016	$1,120,000	$1,272,367

		4,027,296

Building Products - 0.13%
Building Materials Corp. of America[6] , 7.50%, 3/15/2020	555,000	603,563
Owens Corning, 9.00%, 6/15/2019	830,000	1,055,865

		1,659,428

Commercial Services & Supplies - 0.30%
Clean Harbors, Inc.[6] , 5.25%, 8/1/2020	600,000	615,000
Garda World Security Corp. (Canada)[6] , 9.75%, 3/15/2017	530,000	559,813
International Lease Finance Corp., 5.625%, 9/20/2013	630,000	648,112
Waste Management, Inc., 7.375%, 3/11/2019	1,665,000	2,123,499

		3,946,424

Industrial Conglomerates - 0.63%
General Electric Capital Corp., 5.625%, 5/1/2018	335,000	397,925
General Electric Capital Corp., 5.50%, 1/8/2020	4,860,000	5,781,820
General Electric Co., 5.25%, 12/6/2017	550,000	651,666
Tyco Electronics Group S.A. (Switzerland), 4.875%, 1/15/2021	1,350,000	1,516,355

		8,347,766

Machinery - 0.51%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	1,500,000	1,952,496
Caterpillar Financial Services Corp., 7.15%, 2/15/2019	295,000	391,662
Dynacast International LLC - Dynacast Finance, Inc., 9.25%, 7/15/2019	780,000	819,000
John Deere Capital Corp., 5.50%, 4/13/2017	120,000	141,868
John Deere Capital Corp., 5.75%, 9/10/2018	1,895,000	2,354,409
Kennametal, Inc., 3.875%, 2/15/2022	1,055,000	1,112,479

		6,771,914

Marine - 0.06%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc., 8.875%, 11/1/2017	790,000	809,750

Road & Rail - 0.20%
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	1,030,000	1,058,163
Union Pacific Corp., 5.65%, 5/1/2017	815,000	964,603
Union Pacific Corp., 7.875%, 1/15/2019	495,000	650,573

		2,673,339

Total Industrials		33,643,339

Information Technology - 0.59%
Communications Equipment - 0.08%
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	500,000	535,000

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Communications Equipment (continued)
ViaSat, Inc., 6.875%, 6/15/2020	$555,000	$579,975

		1,114,975

Computers & Peripherals - 0.18%
Dell, Inc., 5.875%, 6/15/2019	1,250,000	1,481,633
Hewlett-Packard Co., 5.50%, 3/1/2018	815,000	905,392

		2,387,025

Electronic Equipment, Instruments & Components - 0.13%
Amphenol Corp., 4.00%, 2/1/2022	565,000	593,924
Corning, Inc., 6.625%, 5/15/2019	460,000	577,220
CPI International, Inc., 8.00%, 2/15/2018	575,000	549,125

		1,720,269

IT Services - 0.12%
The Western Union Co., 5.253%, 4/1/2020	1,350,000	1,569,474

Semiconductors & Semiconductor Equipment - 0.04%
Advanced Micro Devices, Inc.[6] , 7.50%, 8/15/2022	580,000	461,100

Software - 0.04%
Nuance Communications, Inc.[6] , 5.375%, 8/15/2020	540,000	550,800

Total Information Technology		7,803,643

Materials - 2.18%
Chemicals - 0.32%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	1,185,000	1,481,220
Eastman Chemical Co., 3.60%, 8/15/2022	1,080,000	1,142,844
Nufarm Australia Ltd. (Australia)[6] , 6.375%, 10/15/2019	1,060,000	1,086,500
Taminco Global Chemical Corp. (Belgium)[6] , 9.75%, 3/31/2020	500,000	542,500

		4,253,064

Containers & Packaging - 0.06%
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC - Reynolds Group Issuer (Luxembourg) S.A. (New Zealand)[6] , 5.75%, 10/15/2020	830,000	838,300

Metals & Mining - 1.36%
Alcoa, Inc., 5.72%, 2/23/2019	2,166,000	2,369,502
Alcoa, Inc., 5.87%, 2/23/2022	210,000	223,824
Allegheny Technologies, Inc., 5.95%, 1/15/2021	1,345,000	1,506,076
ArcelorMittal (Luxembourg), 6.00%, 3/1/2021	1,900,000	1,834,545
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	1,145,000	1,471,904
Calcipar S.A. (Luxembourg)[6] , 6.875%, 5/1/2018	630,000	631,575
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	4,750,000	5,014,433
FMG Resources August 2006 Pty. Ltd. (Australia)[6] , 6.875%, 2/1/2018	555,000	536,963
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022	1,185,000	1,206,565

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	$1,420,000	$1,538,569
Shale-Inland Holdings LLC - Shale-Inland Finance Corp.[4,6] , 8.75%, 11/15/2019	540,000	534,600
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	1,065,000	1,083,492

		17,952,048

Paper & Forest Products - 0.44%
International Paper Co., 9.375%, 5/15/2019	1,777,000	2,445,815
International Paper Co., 7.50%, 8/15/2021	1,195,000	1,586,961
Sappi Papier Holding GmbH (South Africa)[6] , 8.375%, 6/15/2019	625,000	659,375
Smurfit Kappa Acquisitions (Ireland)[6] , 4.875%, 9/15/2018	1,110,000	1,110,000

		5,802,151

Total Materials		28,845,563

Telecommunication Services - 0.77%
Diversified Telecommunication Services - 0.41%
Inmarsat Finance plc (United Kingdom)[6] , 7.375%, 12/1/2017	490,000	527,975
Sable International Finance Ltd. (United Kingdom)[6] , 8.75%, 2/1/2020	585,000	666,900
UPCB Finance III Ltd. (Netherlands)[6] , 6.625%, 7/1/2020	335,000	358,450
UPCB Finance VI Ltd. (Netherlands)[6] , 6.875%, 1/15/2022	635,000	679,450
Verizon Communications, Inc., 8.75%, 11/1/2018	715,000	997,652
Virgin Media Finance plc (United Kingdom), 4.875%, 2/15/2022	540,000	545,400
Wind Acquisition Finance S.A. (Italy)[6] , 7.25%, 2/15/2018	790,000	770,250
Windstream Corp., 7.50%, 6/1/2022	750,000	795,000

		5,341,077

Wireless Telecommunication Services - 0.36%
Crown Castle Towers LLC[6] , 6.113%, 1/15/2020	1,040,000	1,265,335
Crown Castle Towers LLC[6] , 4.883%, 8/15/2020	333,000	380,527
NII Capital Corp., 8.875%, 12/15/2019	585,000	491,400
NII Capital Corp., 7.625%, 4/1/2021	375,000	296,250
SBA Tower Trust[6] , 5.101%, 4/17/2017	575,000	638,709
SBA Tower Trust[6] , 2.933%, 12/15/2017	1,680,000	1,723,650

		4,795,871

Total Telecommunication Services		10,136,948

Utilities - 0.30%
Electric Utilities - 0.30%
Allegheny Energy Supply Co. LLC[6] , 5.75%, 10/15/2019	705,000	779,776
Exelon Generation Co. LLC, 5.20%, 10/1/2019	830,000	955,054
Southwestern Electric Power Co., 6.45%, 1/15/2019	850,000	1,036,838
System Energy Resources, Inc., 4.10%, 4/1/2023	1,180,000	1,196,344

		3,968,012

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Multi-Utilities - 0.00%**
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	$50,000	$51,406

Total Utilities		4,019,418

Total Non-Convertible Corporate Bonds (Identified Cost $276,373,627)		300,135,199

TOTAL CORPORATE BONDS (Identified Cost $279,072,914)		302,943,937

MUTUAL FUNDS - 0.04%
iShares S&P India Nifty 50 Index Fund	11,200	267,232
PowerShares India Portfolio	13,600	242,760

TOTAL MUTUAL FUNDS (Identified Cost $531,270)		509,992

U.S. TREASURY SECURITIES - 3.85%

U.S. Treasury Notes - 3.85%
U.S. Treasury Note, 0.25%, 1/31/2014	$14,000,000	14,002,184
U.S. Treasury Note, 0.25%, 2/28/2014	20,000,000	20,002,340
U.S. Treasury Note, 2.375%, 2/28/2015	16,270,000	17,041,556

TOTAL U.S. TREASURY SECURITIES (Identified Cost $50,206,359)		51,046,080

ASSET-BACKED SECURITIES - 0.20%
FDIC Trust, Series 2011-R1, Class A6 , 2.672%, 7/25/2026	1,497,838	1,533,006
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[6] , 5.29%, 3/25/2016	335,000	366,830
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[6] , 3.74%, 2/25/2017	690,000	746,022

TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,522,208)		2,645,858

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.27%
Americold LLC Trust, Series 2010-ARTA, Class A1[6] , 3.847%, 1/14/2029	356,367	383,330
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[7] , 5.916%, 5/10/2045	1,005,000	1,158,235
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	1,130,000	1,298,349
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	1,090,000	1,206,654
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[7] , 5.894%, 9/11/2038	765,000	878,075

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	$1,155,000	$1,332,314
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[6] , 3.759%, 4/15/2044	540,000	583,631
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[7] , 5.219%, 7/15/2044	1,060,000	1,184,107
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[6] , 3.156%, 7/10/2046	386,613	408,767
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1[6] , 3.742%, 11/10/2046	535,521	581,307
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class A2, 2.377%, 5/25/2022	1,630,000	1,664,964
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	1,545,000	1,565,768
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	1,705,000	1,747,074
FREMF Mortgage Trust, Series 2011-K701, Class B6,7 , 4.286%, 7/25/2048	750,000	798,128
FREMF Mortgage Trust, Series 2011-K702, Class B6,7 , 4.77%, 4/25/2044	885,000	969,324
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4[7] , 6.064%, 7/10/2038	600,000	694,642
GS Mortgage Securities Corp. II, Series 2010-C2, Class A1[6] , 3.849%, 12/10/2043	1,026,129	1,115,812
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[7] , 5.465%, 1/12/2043	1,750,000	1,937,598
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[7] , 5.20%, 12/15/2044	475,000	532,413
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[7] , 5.868%, 4/15/2045	1,670,000	1,931,828
LSTAR Commercial Mortgage Trust, Series 2011-1, Class A6 , 3.913%, 6/25/2043	596,947	622,984
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A7 , 5.23%, 9/15/2042	425,000	470,119
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[6] , 3.884%, 9/15/2047	800,000	868,794
OBP Depositor LLC Trust, Series 2010-OBP, Class A6 , 4.646%, 7/15/2045	115,000	135,525
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX6 , 4.004%, 9/13/2028	350,000	397,107
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[7] , 5.24%, 10/15/2044	556,348	619,143
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[7] , 6.011%, 6/15/2045	850,000	990,415
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[6] , 4.393%, 11/15/2043	545,000	624,325
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045	2,230,000	2,319,146
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[6] , 3.791%, 2/15/2044	940,000	1,020,676

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $28,603,345)		30,040,554

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS - 2.39%
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	MYR 3,205,000	$1,095,047
Province of British Columbia Canada (Canada), 2.85%, 6/15/2015	$3,800,000	4,033,320
Province of Manitoba Canada (Canada), 2.625%, 7/15/2015	1,000,000	1,057,000
Province of Manitoba Canada, Series FH (Canada), 4.90%, 12/6/2016	2,250,000	2,625,075
Province of New Brunswick Canada (Canada), 5.20%, 2/21/2017	3,800,000	4,473,360
Province of Nova Scotia Canada (Canada), 5.125%, 1/26/2017	2,000,000	2,345,200
Province of Ontario Canada (Canada), 2.30%, 5/10/2016	7,600,000	8,012,680
Province of Quebec Canada (Canada), 5.125%, 11/14/2016	6,900,000	8,070,240

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $30,850,651)		31,711,922

U.S. GOVERNMENT AGENCIES - 22.22%

Mortgage-Backed Securities - 5.98%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	2,384,418	2,595,421
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	168,270	183,160
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	209,968	230,752
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	1,526,249	1,661,311
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	267,034	293,467
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	2,603,684	2,834,091
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	159,937	174,090
Fannie Mae, Pool #745418, 5.50%, 4/1/2036	4,157,012	4,584,825
Fannie Mae, Pool #888021, 6.00%, 12/1/2036	792,376	880,360
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	1,263,037	1,385,127
Fannie Mae, Pool #889575, 6.00%, 6/1/2038	2,021,531	2,241,577
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	8,567,185	9,518,473
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	402,796	447,522
Fannie Mae, Pool #AD0258, 5.50%, 3/1/2039	2,256,318	2,474,422
Fannie Mae, Pool #AA7681, 4.50%, 6/1/2039	3,655,016	3,943,789
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	1,004,341	1,101,424
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	4,447,858	4,799,272
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	4,357,665	4,833,267
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	2,823,144	3,046,193
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	1,106,327	1,199,266
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	736,065	797,900
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	2,777,224	3,005,324
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	696,116	754,595
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	1,167,411	1,297,038
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	874,149	952,871
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	257,569	283,188
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	186,956	205,551
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	151,093	166,831
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	266,175	300,134
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	125,112	135,597

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	$505,534	$556,440
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	979,365	1,065,771
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	2,523,502	2,777,615
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	2,282,136	2,483,480
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	2,244,029	2,439,908
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	1,752,817	1,910,748
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	5,614,867	6,017,403
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	1,250,649	1,360,989
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	1,188,348	1,293,192
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	1,617,674	1,780,572
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	1,060,768	1,167,585
GNMA, Pool #286310, 9.00%, 2/15/2020	753	774
GNMA, Pool #263096, 9.50%, 3/15/2020	1,474	1,503

Total Mortgage-Backed Securities (Identified Cost $77,501,334)		79,182,818

Other Agencies - 16.24%
Fannie Mae, 0.50%, 7/2/2015	19,000,000	19,045,334
Fannie Mae, 1.625%, 10/26/2015	26,930,000	27,869,049
Fannie Mae, 5.25%, 9/15/2016	17,000,000	19,990,861
Fannie Mae, 1.375%, 11/15/2016	6,000,000	6,176,082
Fannie Mae, 0.875%, 8/28/2017	45,000,000	45,188,055
Fannie Mae, 0.875%, 10/26/2017	30,000,000	30,025,890
Freddie Mac, 1.00%, 3/8/2017	25,000,000	25,252,500
Freddie Mac, 1.25%, 5/12/2017	19,000,000	19,395,922
Freddie Mac, 2.375%, 1/13/2022	21,288,000	22,310,207

Total Other Agencies (Identified Cost $212,162,745)		215,253,900

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $289,664,079)		294,436,718

SHORT-TERM INVESTMENT - 3.01%

Dreyfus Cash Management, Inc.-Institutional Shares[8] , 0.06%,
(Identified Cost $39,843,907)	39,843,907	39,843,907

TOTAL INVESTMENTS - 99.73%
(Identified Cost $1,250,928,043)		1,321,388,120
OTHER ASSETS, LESS LIABILITIES - 0.27%		3,577,040

NET ASSETS - 100%		$1,324,965,160

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

ADR - American Depository Receipt

MYR - Malaysian Ringgit

*Non-income producing security

**Less than 0.01%

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Traded on Canadian exchange.

3Traded on Hong Kong exchange.

4Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

5The rate shown is a fixed rate as of October 31, 2012; the rate becomes floating, based on LIBOR plus a spread, in 2022.

6Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $98,040,894, or 7.40%, of the Series’ net assets as of October 31, 2012 (see Note 2 to the financial statements).

7The coupon rate is floating and is the effective rate as of October 31, 2012.

8Rate shown is the current yield as of October 31, 2012.

75

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2012

ASSETS:

Investments, at value (identified cost $1,250,928,043) (Note 2)	$1,321,388,120
Foreign currency (identified cost $1,234)	1,240
Interest receivable	5,181,057
Receivable for securities sold	2,114,141
Receivable for fund shares sold	1,400,422
Foreign tax reclaims receivable	320,706
Dividends receivable	269,470

TOTAL ASSETS	1,330,675,156

LIABILITIES:
Payable to custodian	525,805
Accrued management fees (Note 3)	850,978
Accrued shareholder services fees (Class S) (Note 3)	151,601
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	86,927
Accrued fund accounting and administration fees (Note 3)	61,818
Accrued transfer agent fees (Note 3)	39,990
Accrued Chief Compliance Officer service fees (Note 3)	369
Payable for fund shares repurchased	2,598,692
Payable for securities purchased	1,280,026
Other payables and accrued expenses	113,790

TOTAL LIABILITIES	5,709,996

TOTAL NET ASSETS	$1,324,965,160

NET ASSETS CONSIST OF:

Capital stock	$1,109,515
Additional paid-in-capital	1,213,523,344
Undistributed net investment income	5,382,260
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	34,484,816
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	70,465,225

TOTAL NET ASSETS	$1,324,965,160

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2012

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($707,222,477/ 53,247,741 shares)	$13.28

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($496,286,358/ 46,512,379 shares)	$10.67

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($81,457,149/ 7,575,728 shares)	$10.75

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($39,999,176/ 3,615,637 shares)	$11.06

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2012

INVESTMENT INCOME:

Interest	$20,669,780
Dividends (net of foreign taxes withheld, $386,159)	8,964,935

Total Investment Income	29,634,715

EXPENSES:

Management fees (Note 3)	9,242,496
Shareholder services fees (Class S) (Note 3)	1,758,928
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	705,541
Fund accounting and administration fees (Note 3)	240,852
Transfer agent fees (Note 3)	166,918
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	145,466
Directors’ fees (Note 3)	25,407
Chief Compliance Officer service fees (Note 3)	2,497
Custodian fees	107,171
Miscellaneous	366,967

Total Expenses	12,762,243

NET INVESTMENT INCOME	16,872,472

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	35,091,276
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $1,629)	(105,206)
Forward foreign currency exchange contracts	28,622

35,014,692

Net change in unrealized appreciation (depreciation) on- Investments	40,791,097
Foreign currency and translation of other assets and liabilities	(16,972)
Forward foreign currency exchange contracts	(343)

40,773,782

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	75,788,474

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,660,946

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$16,872,472	$18,384,602
Net realized gain (loss) on investments and foreign currency	35,014,692	36,912,629
Net change in unrealized appreciation (depreciation) on investments and foreign currency	40,773,782	(26,676,941)

Net increase from operations	92,660,946	28,620,290

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(10,590,847)	(9,718,456)
From net investment income (Class I)	(8,737,419)	(6,475,725)
From net investment income (Class C)	(811,185)	(482,924)
From net investment income (Class R)	(453,451)	(15,533)
From net realized gain on investments (Class S)	(20,279,845)	(9,435,174)
From net realized gain on investments (Class I)	(13,096,537)	(5,280,876)
From net realized gain on investments (Class C)	(2,173,904)	(612,007)
From net realized gain on investments (Class R)	(828,847)	(6,337)

Total distributions to shareholders	(56,972,035)	(32,027,032)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	177,385,942	155,736,834

Net increase in net assets	213,074,853	152,330,092

NET ASSETS:

Beginning of year	1,111,890,307	959,560,215

End of year (including undistributed net investment income of $5,382,260 and $ 9,128,769,respectively)	$1,324,965,160	$1,111,890,307

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEARS ENDED
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.92	$12.94	$11.61	$10.41	$14.18

Income (loss) from investment operations:
Net investment income	0.17 [1]	0.22 [1]	0.19 [1]	0.16 [1]	0.23
Net realized and unrealized gain (loss) on investments	0.77	0.14	1.28	1.23	(2.75)

Total from investment operations	0.94	0.36	1.47	1.39	(2.52)

Less distributions to shareholders:
From net investment income	(0.20)	(0.19)	(0.14)	(0.19)	(0.23)
From net realized gain on investments	(0.38)	(0.19)	—	—	(1.02)

Total distributions to shareholders	(0.58)	(0.38)	(0.14)	(0.19)	(1.25)

Net asset value - End of year	$13.28	$12.92	$12.94	$11.61	$10.41

Net assets - End of year (000’s omitted)	$707,222	$682,409	$633,304	$396,927	$218,807

Total return[2]	7.73%	2.78%	12.81%	13.65%	(19.28%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.07%	1.07%	1.09%	1.10%	1.10%
Net investment income	1.34%	1.68%	1.60%	1.49%	1.74%
Series portfolio turnover	47%	52%	56%	58%	75%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid aportion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) wouldhave increased by the following amounts:

	N/A	N/A	0.00%[3]	0.02%	0.02%
1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/12	10/31/11	10/31/10	10/31/09	3/28/08[1] TO 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.50	$10.60	$9.54	$8.59	$10.00

Income (loss) from investment operations:
Net investment income	0.16 [2]	0.20 [2]	0.18 [2]	0.15 [2]	0.06
Net realized and unrealized gain (loss) on investments	0.62	0.11	1.06	1.02	(1.42)

Total from investment operations	0.78	0.31	1.24	1.17	(1.36)

Less distributions to shareholders:
From net investment income	(0.23)	(0.22)	(0.18)	(0.22)	(0.05)
From net realized gain on investments	(0.38)	(0.19)	—	—	—

Total distributions to shareholders	(0.61)	(0.41)	(0.18)	(0.22)	(0.05)

Net asset value - End of period	$10.67	$10.50	$10.60	$9.54	$8.59

Net assets - End of period (000’s omitted)	$496,286	$352,611	$294,000	$44,134	$322

Total return[3]	8.06%	2.93%	13.13%	14.11%	(13.64%)
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.82%	0.82%	0.84%	0.85%	0.85%[4]
Net investment income	1.57%	1.93%	1.85%	1.67%	1.47%[4]
Series portfolio turnover	47%	52%	56%	58%	75%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[5]	0.02%	0.10%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class C

	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/12	10/31/11	1/4/10[1] TO 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.58	$10.69	$10.00

Income from investment operations:
Net investment income[2]	0.06	0.10	0.07
Net realized and unrealized gain on investments	0.62	0.11	0.67

Total from investment operations	0.68	0.21	0.74

Less distributions to shareholders:
From net investment income	(0.13)	(0.13)	(0.05)
From net realized gain on investments	(0.38)	(0.19)	—

Total distributions to shareholders	(0.51)	(0.32)	(0.05)

Net asset value - End of period	$10.75	$10.58	$10.69

Net assets - End of period (000’s omitted)	$81,457	$58,316	$32,019

Total return[3]	6.94%	1.97%	7.41%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.82%	1.82%	1.84%[4]
Net investment income	0.57%	0.92%	0.85%[4]
Series portfolio turnover	47%	52%	56%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[4,5]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/12	10/31/11	6/30/10[1] TO 10/31/10
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.88	$10.99	$10.00

Income from investment operations:
Net investment income[2]	0.11	0.11	0.02
Net realized and unrealized gain on investments	0.65	0.16	0.97

Total from investment operations	0.76	0.27	0.99

Less distributions to shareholders:
From net investment income	(0.20)	(0.19)	—
From net realized gain on investments	(0.38)	(0.19)	—

Total distributions to shareholders	(0.58)	(0.38)	—

Net asset value - End of period	$11.06	$10.88	$10.99

Net assets - End of period (000’s omitted)	$39,999	$18,554	$237

Total return[3]	7.48%	2.50%	9.90%
Ratios (to average net assets)/ Supplemental Data:
Expenses	1.33%	1.32%	1.34%[4]
Net investment income	1.04%	1.05%	0.65%[4]
Series portfolio turnover	47%	52%	56%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Extended Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S3	8.26%	2.01%	7.73%	8.51%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class I3,4	8.60%	2.24%	7.85%	8.57%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class C3,4	7.51%	1.29%	6.97%	7.77%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class R3,4	8.03%	1.74%	7.48%	8.29%
Barclays Capital U.S. Aggregate Bond Index[5,7]	5.25%	6.38%	5.39%	6.15%
15%/40%/45% Blended Index[6,7]	9.03%	2.87%	7.21%	7.18%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2012 to the Barclays Capital U.S. Aggregate Bond Index and a 15%/40%/45% Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from October 12, 1993, the Class S inception date. The Barclays Capital U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.33% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.33% for Class R for the year ended October 31, 2012.

4For periods prior to the inception of Class I on March 28, 2008, Class C on January 4, 2010, and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S adjusted for expense differences.

5The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income and, unlike Series returns, do not reflect any fees or expenses.

Performance Update - Pro-Blend® Extended Term Series

(unaudited)

6The 15%/40%/45% Blended Index is 15% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 40% Russell 3000® Index, and 45% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

7Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Index’s portfolios.

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 5/1/12-10/31/12*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,022.80	$5.46	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45	1.07%
Class I
Actual	$1,000.00	$1,023.80	$4.18	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18	0.82%
Class C
Actual	$1,000.00	$1,019.20	$9.26	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25	1.82%
Class R
Actual	$1,000.00	$1,021.30	$6.73	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72	1.32%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

Portfolio Composition - Pro-Blend® Extended Term Series

As of October 31, 2012 (unaudited)

Sector Allocation[3]
Financials	16.12%
Information Technology	12.21%
Consumer Discretionary	11.85%
Energy	8.50%
Health Care	7.14%
Industrials	6.81%
Materials	5.53%
Consumer Staples	4.25%
Telecommunication Services	2.00%
Utilities	0.49%

[3]Including common stocks, preferred stocks, and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[4]
Hess Corp.	2.66%
EMC Corp.	1.96%
Monsanto Co.	1.80%
Juniper Networks, Inc.	1.47%
Virgin Media, Inc. - ADR (United Kingdom)	1.37%
Southwest Airlines Co.	1.32%
Discover Financial Services	1.24%
Novo Nordisk A/S - Class B (Denmark)	1.20%
The Walt Disney Co.	1.17%
Cerner Corp.	1.13%

4As a percentage of total investments.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 56.14%

Consumer Discretionary - 10.03%
Auto Components - 0.07%
Hankook Tire Co. Ltd. (South Korea)*[1]	14,537	$613,151
Mando Corp. (South Korea)[1]	2,100	276,604

		889,755

Automobiles - 0.65%
Hyundai Motor Co. (South Korea)[1]	1,500	308,278
Suzuki Motor Corp. (Japan)[1]	13,300	301,628
Tesla Motors, Inc.*	15,770	443,610
Toyota Motor Corp. (Japan)[1]	12,700	489,676
Toyota Motor Corp. - ADR (Japan)	88,580	6,862,293
Yamaha Motor Co. Ltd. (Japan)[1]	34,000	324,636

		8,730,121

Distributors - 0.03%
Inchcape plc (United Kingdom)[1]	62,340	405,428

Diversified Consumer Services - 0.05%
Anhanguera Educacional Participacoes S.A. (Brazil)	35,290	618,559

Hotels, Restaurants & Leisure - 1.67%
Accor S.A. (France)[1]	206,730	6,459,790
Arcos Dorados Holdings, Inc. (Argentina)	14,150	182,677
BJ’s Restaurants, Inc.*	8,520	281,586
Carnival Corp.	371,650	14,078,102
Hyatt Hotels Corp. - Class A*	6,130	223,745
InterContinental Hotels Group plc (United Kingdom)[1]	21,998	544,274
Orient-Express Hotels Ltd. - ADR - Class A*	54,290	636,822

		22,406,996

Household Durables - 0.23%
DR Horton, Inc	25,760	539,930
Lennar Corp. - Class A	21,820	817,595
LG Electronics, Inc. (South Korea)[1]	6,950	483,524
NVR, Inc.*	490	442,833
Rodobens Negocios Imobiliarios S.A. (Brazil)	50,510	318,322
Toll Brothers, Inc.*	16,080	530,801

		3,133,005

Internet & Catalog Retail - 0.80%
Amazon.com, Inc.*	36,350	8,463,007
Blue Nile, Inc.*	2,620	98,957
HomeAway, Inc.*	37,820	972,352
Ocado Group plc (United Kingdom)*[1]	268,930	281,318
Shutterfly, Inc.*	31,410	950,467

		10,766,101

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media - 6.18%
AMC Networks, Inc. - Class A*	16,100	$752,192
British Sky Broadcasting Group plc (United Kingdom)[1]	16,990	194,450
DIRECTV*	276,690	14,141,626
Imax Corp. (Canada)*	22,990	519,344
Mediaset Espana Comunicacion S.A. (Spain)[1]	138,120	743,401
News Corp. - Class A	369,760	8,844,659
Reed Elsevier plc - ADR (United Kingdom)	7,379	288,298
Societe Television Francaise 1 (France)[1]	47,150	405,208
Time Warner, Inc.	322,640	14,018,708
Valassis Communications, Inc.*	11,110	289,082
Viacom, Inc. - Class B	154,110	7,901,220
Virgin Media, Inc. - ADR (United Kingdom)	563,910	18,462,413
The Walt Disney Co.	320,360	15,720,065
Wolters Kluwer N.V. (Netherlands)[1]	21,550	416,929
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)[1]	161,000	510,637

		83,208,232

Multiline Retail - 0.05%
Marks & Spencer Group plc (United Kingdom)[1]	52,450	333,826
PPR (France)[1]	2,230	393,121

		726,947

Specialty Retail - 0.26%
Aeropostale, Inc.*	16,810	200,879
American Eagle Outfitters, Inc.	15,610	325,780
Belle International Holdings Ltd. (Hong Kong)[1]	153,000	283,727
Chico’s FAS, Inc.	14,240	264,864
Dick’s Sporting Goods, Inc.	14,770	738,500
Group 1 Automotive, Inc.	3,980	246,800
Hennes & Mauritz AB - Class B (Sweden)[1]	8,390	284,475
Komeri Co. Ltd. (Japan)[1]	7,100	171,365
Penske Automotive Group, Inc.	9,800	299,880
Select Comfort Corp.*	5,580	155,291
Sonic Automotive, Inc. - Class A	14,490	281,106
Teavana Holdings, Inc.*	19,580	206,569

		3,459,236

Textiles, Apparel & Luxury Goods - 0.04%
Adidas AG (Germany)[1]	5,220	444,935
Burberry Group plc (United Kingdom)[1]	7,790	146,983

		591,918

Total Consumer Discretionary		134,936,298

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples - 3.95%
Beverages - 0.25%
The Boston Beer Co., Inc. - Class A*	3,140	$337,801
C&C Group plc (Ireland)[1]	57,090	273,344
Carlsberg A/S - Class B (Denmark)[1]	6,750	582,647
Cia Cervecerias Unidas S.A. - ADR (Chile)	4,870	345,429
Diageo plc (United Kingdom)[1]	31,790	908,836
Kirin Holdings Co. Ltd. (Japan)[1]	21,000	263,616
SABMiller plc (United Kingdom)[1]	5,060	217,167
Tsingtao Brewery Co. Ltd. (China)[1]	88,000	474,711

		3,403,551

Food & Staples Retailing - 0.21%
Carrefour S.A. (France)[1]	29,020	700,848
Casino Guichard-Perrachon S.A. (France)[1]	3,380	295,042
Distribuidora Internacional de Alimentacion S.A. (Spain)[1]	73,750	446,787
Koninklijke Ahold N.V. (Netherlands)[1]	16,310	207,699
Tesco plc (United Kingdom)[1]	229,210	1,186,041

		2,836,417

Food Products - 3.35%
Alliance Grain Traders, Inc. (Canada)	8,520	117,723
Barry Callebaut AG (Switzerland)[1]	500	477,534
Biostime International Holdings Ltd. (China)[1]	49,000	125,341
BRF - Brasil Foods S.A. (Brazil)	22,850	415,700
Cal-Maine Foods, Inc.	3,410	147,073
Charoen Pokphand Foods PCL (Thailand)[1]	587,970	674,339
Danone S.A. (France)[1]	17,500	1,076,373
Flowers Foods, Inc.	11,340	223,285
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)	188,350	438,294
Kraft Foods Group, Inc.*	114,300	5,198,364
M Dias Branco S.A. (Brazil)	6,800	228,335
Mondelez International, Inc. - Class A	342,900	9,100,566
Nestle S.A. (Switzerland)[1]	176,920	11,232,338
Sanderson Farms, Inc.	3,290	149,004
Tyson Foods, Inc. - Class A	8,600	144,566
Unilever plc - ADR (United Kingdom)	400,575	14,937,442
Universal Robina Corp. (Philippines)[1]	213,620	372,537

		45,058,814

Household Products - 0.08%
Reckitt Benckiser Group plc (United Kingdom)[1]	18,500	1,120,817

Personal Products - 0.04%
Beiersdorf AG (Germany)[1]	3,130	227,706
Kao Corp. (Japan)[1]	3,000	84,275

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products (continued)
Natura Cosmeticos S.A. (Brazil)	5,100	$135,972

		447,953

Tobacco - 0.02%
Gudang Garam Tbk PT (Indonesia)[1]	51,000	260,067

Total Consumer Staples		53,127,619

Energy - 7.26%
Energy Equipment & Services - 2.60%
Baker Hughes, Inc.	249,510	10,471,935
Bourbon S.A. (France)[1]	2,640	71,277
Calfrac Well Services Ltd. (Canada)	13,400	307,378
CARBO Ceramics, Inc.	3,220	238,119
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	11,088	360,967
Gulfmark Offshore, Inc. - Class A*	3,640	117,645
Hornbeck Offshore Services, Inc.*	3,250	112,580
ION Geophysical Corp.*	31,400	202,844
Key Energy Services, Inc.*	15,990	104,575
National Oilwell Varco, Inc.	1,710	126,027
Petroleum Geo-Services ASA (Norway)[1]	19,000	328,311
Poseidon Concepts Corp. (Canada)	15,830	234,102
Schlumberger Ltd.	180,880	12,576,586
Trican Well Service Ltd. (Canada)	50,350	600,923
Weatherford International Ltd. - ADR*	807,920	9,129,496

		34,982,765

Oil, Gas & Consumable Fuels - 4.66%
Apache Corp.	47,250	3,909,938
Cameco Corp. (Canada)	23,120	447,372
Cloud Peak Energy, Inc.*	16,420	346,462
Encana Corp. (Canada)	24,860	560,593
EOG Resources, Inc.	41,490	4,833,170
Hess Corp.	686,290	35,865,515
Pacific Rubiales Energy Corp. (Colombia)	17,080	401,711
Paladin Energy Ltd. (Australia)*[2]	187,520	221,551
Petroleo Brasileiro S.A. - ADR (Brazil)	354,170	7,271,110
Range Resources Corp.	105,730	6,910,513
Royal Dutch Shell plc - Class B (Netherlands)[1]	9,249	327,162
Royal Dutch Shell plc - Class B - ADR (Netherlands)	9,190	649,090
Statoil ASA (Norway)[1]	14,880	366,479
Talisman Energy, Inc. (Canada)	47,460	537,920

		62,648,586

Total Energy		97,631,351

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials - 6.97%
Capital Markets - 0.05%
Deutsche Bank AG (Germany)[1]	14,080	$641,356

Commercial Banks - 0.56%
Barclays plc (United Kingdom)[1]	131,600	486,626
BNP Paribas S.A. (France)[1]	13,100	660,826
CIT Group, Inc.*	18,790	699,364
Hong Leong Financial Group Berhad (Malaysia)[1]	153,070	646,992
HSBC Holdings plc (United Kingdom)[1]	40,950	403,741
HSBC Holdings plc - ADR (United Kingdom)	31,510	1,555,334
ICICI Bank Ltd. - ADR (India)	25,550	1,002,837
Standard Chartered plc (United Kingdom)[1]	34,833	824,732
Wells Fargo & Co.	38,900	1,310,541

		7,590,993

Consumer Finance - 1.88%
American Express Co.	155,620	8,710,051
Discover Financial Services	405,940	16,643,540

		25,353,591

Diversified Financial Services - 1.21%
CME Group, Inc.	18,500	1,034,705
Deutsche Boerse AG (Germany)[1]	9,050	490,379
Hankook Tire Worldwide Co. Ltd. (South Korea)[1]	3,323	42,890
JPMorgan Chase & Co.	38,890	1,620,935
JSE Ltd. (South Africa)[1]	224,300	1,819,358
MarketAxess Holdings, Inc.	46,060	1,438,914
Moody’s Corp.	203,120	9,782,259

		16,229,440

Insurance - 0.44%
Admiral Group plc (United Kingdom)[1]	70,280	1,259,395
Allianz SE (Germany)[1]	9,660	1,200,011
AXA S.A. (France)[1]	4,550	72,521
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	132,200	1,167,705
Mapfre S.A. (Spain)[1]	282,140	782,662
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	3,955	636,370
Zurich Insurance Group AG (Switzerland)[1]	3,310	815,980

		5,934,644

Real Estate Investment Trusts (REITS) - 2.74%
Agree Realty Corp.	8,100	204,444
Alexandria Real Estate Equities, Inc.	32,410	2,282,636
Alstria Office REIT AG (Germany)[1]	53,410	645,057
American Assets Trust, Inc.	13,520	367,338
American Campus Communities, Inc.	16,140	731,303

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Apartment Investment & Management Co. - Class A	14,030	$374,460
Associated Estates Realty Corp.	33,230	498,118
AvalonBay Communities, Inc.	2,220	300,943
BioMed Realty Trust, Inc.	200,480	3,833,178
Boston Properties, Inc.	9,460	1,005,598
Camden Property Trust	6,960	456,785
CBL & Associates Properties, Inc.	16,700	373,579
Cedar Realty Trust, Inc.	38,840	205,464
Coresite Realty Corp.	25,980	590,525
Corporate Office Properties Trust	139,880	3,490,006
CubeSmart	34,780	456,314
Digital Realty Trust, Inc.	55,420	3,404,451
DuPont Fabros Technology, Inc.	155,780	3,343,039
Education Realty Trust, Inc.	37,860	398,666
Equity Lifestyle Properties, Inc.	5,540	373,008
Equity One, Inc.	19,330	403,997
Equity Residential	4,840	277,864
General Growth Properties, Inc.	31,930	627,744
HCP, Inc.	18,280	809,804
Health Care REIT, Inc.	13,960	829,643
Healthcare Realty Trust, Inc.	10,870	255,336
Healthcare Trust of America, Inc.	6,950	69,500
Home Properties, Inc.	11,420	694,222
Host Hotels & Resorts, Inc.	56,824	821,675
Kimco Realty Corp.	12,840	250,637
Land Securities Group plc (United Kingdom)[1]	34,670	450,547
LTC Properties, Inc.	7,580	250,216
The Macerich Co.	4,530	258,210
Mack-Cali Realty Corp.	25,420	660,666
Mid-America Apartment Communities, Inc.	9,683	626,587
National Retail Properties, Inc.	9,210	291,773
Pebblebrook Hotel Trust	53,840	1,142,485
Potlatch Corp.	3,550	136,604
Public Storage	2,660	368,756
Realty Income Corp.	7,300	286,671
Simon Property Group, Inc.	9,050	1,377,501
Sovran Self Storage, Inc.	14,860	858,908
Tanger Factory Outlet Centers	7,210	226,899
Taubman Centers, Inc.	3,800	298,490
UDR, Inc.	38,130	925,415
Unibail-Rodamco SE (France)[1]	1,490	335,599

		36,870,661

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Management & Development - 0.07%
General Shopping Brasil S.A. (Brazil)*	127,160	$669,906
Thomas Properties Group, Inc.	51,822	276,729

		946,635

Thrifts & Mortgage Finance - 0.02%
Aareal Bank AG (Germany)*[1]	11,235	241,587

Total Financials		93,808,907

Health Care - 6.27%
Biotechnology - 0.44%
Green Cross Corp. (South Korea)[1]	13,120	1,899,706
Incyte Corp. Ltd.*	48,600	775,656
Myriad Genetics, Inc.*	100,520	2,630,608
Protalix BioTherapeutics, Inc.*	118,360	571,679

		5,877,649

Health Care Equipment & Supplies - 1.56%
Abaxis, Inc.*	35,980	1,323,344
Alere, Inc.*	56,400	1,082,880
Becton, Dickinson and Co.	108,520	8,212,794
BioMerieux (France)[1]	14,810	1,435,145
DexCom, Inc.*	70,555	924,271
HeartWare International, Inc.*	12,170	1,022,037
Insulet Corp.*	89,990	1,908,688
MAKO Surgical Corp.*	47,740	723,261
Mindray Medical International Ltd. - ADR (China)	14,040	477,500
Neogen Corp.*	10,420	445,872
Quidel Corp.*	51,390	900,867
Sirona Dental Systems, Inc.*	18,580	1,063,891
Straumann Holding AG (Switzerland)[1]	4,169	513,719
Thoratec Corp.*	27,720	989,604

		21,023,873

Health Care Providers & Services - 0.76%
HMS Holdings Corp.*	24,360	562,472
Life Healthcare Group Holdings Ltd. (South Africa)[1]	27,120	102,573
Odontoprev S.A. (Brazil)	159,630	825,246
Qualicorp S.A. (Brazil)*	116,760	1,198,040
Sonic Healthcare Ltd. (Australia)[1]	107,490	1,449,504
Universal Health Services, Inc. - Class B	145,170	6,008,586

		10,146,421

Health Care Technology - 1.25%
Cerner Corp.*	200,336	15,263,600
Computer Programs & Systems, Inc.	15,140	738,983

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Technology (continued)
Greenway Medical Technologies, Inc.*	50,580	$839,122

		16,841,705

Life Sciences Tools & Services - 0.72%
Gerresheimer AG (Germany)[1]	10,290	510,749
Lonza Group AG (Switzerland)[1]	10,170	515,804
Luminex Corp.*	74,800	1,202,784
QIAGEN N.V. (Netherlands)*[1]	15,390	268,109
QIAGEN N.V. - ADR (Netherlands)*	330,501	5,767,242
WuXi PharmaTech Cayman, Inc. - ADR (China)*	102,470	1,454,049

		9,718,737

Pharmaceuticals - 1.54%
AstraZeneca plc (United Kingdom)[1]	2,540	117,793
AstraZeneca plc - ADR (United Kingdom)	16,540	767,456
Bayer AG (Germany)[1]	13,685	1,193,231
GlaxoSmithKline plc (United Kingdom)[1]	16,925	379,249
Novo Nordisk A/S - Class B (Denmark)[1]	100,560	16,121,328
Santen Pharmaceutical Co. Ltd. (Japan)[1]	3,700	162,080
Shire plc (Ireland)[1]	21,165	595,155
Takeda Pharmaceutical Co. Ltd. (Japan)[1]	3,000	139,443
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	9,790	395,712
UCB S.A. (Belgium)[1]	15,270	891,879

		20,763,326

Total Health Care		84,371,711

Industrials - 4.75%
Airlines - 1.58%
Copa Holdings S.A. - ADR - Class A (Panama)	6,400	594,048
Deutsche Lufthansa AG (Germany)[1]	19,235	294,276
Ryanair Holdings plc - ADR (Ireland)*	28,480	918,480
Southwest Airlines Co.	2,020,795	17,823,412
Spirit Airlines, Inc.*	39,000	684,450
US Airways Group, Inc.*	75,050	914,109

		21,228,775

Building Products - 0.01%
A.O. Smith Corp.	2,400	145,848

Commercial Services & Supplies - 0.14%
Edenred (France)[1]	42,080	1,217,751
Interface, Inc.	6,620	94,732
Tomra Systems ASA (Norway)[1]	65,630	539,167

		1,851,650

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Construction & Engineering - 0.02%
MYR Group, Inc.*	10,100	$213,918

Electrical Equipment - 0.19%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	20,120	363,367
Alstom S.A. (France)[1]	21,220	725,357
Nexans S.A. (France)[1]	3,200	136,261
Polypore International, Inc.*	23,390	825,199
Prysmian S.p.A. (Italy)[1]	7,280	140,364
Schneider Electric S.A. (France)[1]	5,520	345,631

		2,536,179

Industrial Conglomerates - 0.13%
Siemens AG (Germany)[1]	17,400	1,753,196

Machinery - 1.06%
AGCO Corp.*	5,970	271,694
Astec Industries, Inc.*	3,280	94,464
Deere & Co.	2,800	239,232
FANUC Corp. (Japan)[1]	7,000	1,115,211
Graham Corp.	10,590	190,302
Pall Corp.	150,460	9,472,962
Pentair Ltd. - ADR	8,300	350,592
Titan International, Inc.	13,680	287,006
Trinity Industries, Inc.	7,500	234,600
Turk Traktor ve Ziraat Makineleri AS (Turkey)[1]	25,900	566,561
Wabash National Corp.*	82,350	519,629
Westport Innovations, Inc. - ADR (Canada)*	32,240	904,654

		14,246,907

Marine - 0.05%
Baltic Trading Ltd.	15,120	51,559
D/S Norden A/S (Denmark)[1]	8,840	233,146
Diana Shipping, Inc. - ADR (Greece)*	6,580	47,376
Mitsui OSK Lines Ltd. (Japan)[1]	20,000	47,939
Nippon Yusen Kabushiki Kaisha (Japan)[1]	36,000	68,621
Pacific Basin Shipping Ltd. (Hong Kong)[1,3]	120,000	64,047
Sinotrans Shipping Ltd. (China)[1]	964,500	235,780

		748,468

Professional Services - 0.85%
Adecco S.A. (Switzerland)[1]	130,540	6,330,202
ALS Ltd. (Australia)[1]	25,990	249,493
Experian plc (United Kingdom)[1]	27,980	484,085
Manpower, Inc.	117,380	4,453,397

		11,517,177

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail - 0.53%
Norfolk Southern Corp.	116,380	$7,139,913

Trading Companies & Distributors - 0.07%
Brenntag AG (Germany)[1]	790	99,681
Fastenal Co.	4,470	199,809
Mills Estruturas e Servicos de Engenharia S.A. (Brazil)	32,600	499,822
MSC Industrial Direct Co., Inc. - Class A	1,430	106,678

		905,990

Transportation Infrastructure - 0.12%
Groupe Eurotunnel S.A. (France)[1]	86,400	657,972
Malaysia Airports Holdings Berhad (Malaysia)[1]	520,010	991,877

		1,649,849

Total Industrials		63,937,870

Information Technology - 11.72%
Communications Equipment - 2.72%
Alcatel-Lucent - ADR (France)*	543,850	565,604
Infinera Corp.*	212,150	1,043,778
Juniper Networks, Inc.*	1,194,380	19,790,877
Polycom, Inc.*	74,810	749,596
Qualcomm, Inc.	229,770	13,458,778
Riverbed Technology, Inc.*	56,950	1,051,867

		36,660,500

Computers & Peripherals - 2.08%
Apple, Inc.	2,020	1,202,102
EMC Corp.*	1,082,160	26,426,347
Fusion-io, Inc.*	7,260	171,336
Immersion Corp.*	44,990	194,357

		27,994,142

Electronic Equipment, Instruments & Components - 0.21%
Amphenol Corp. - Class A	11,940	717,952
Hitachi Ltd. (Japan)[1]	155,200	823,053
Keyence Corp. (Japan)[1]	1,609	427,171
Rofin-Sinar Technologies, Inc.*	43,760	796,870

		2,765,046

Internet Software & Services - 1.39%
The Active Network, Inc.*	84,350	747,341
Google, Inc. - Class A*	19,970	13,575,007
LinkedIn Corp. - Class A*	8,210	877,895
LogMeIn, Inc.*	13,840	341,571
NHN Corp. (South Korea)[1]	2,800	647,669

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Internet Software & Services (continued)
Tencent Holdings Ltd. (China)[1]	44,600	$1,568,781
Velti plc - ADR (Ireland)*	136,558	996,873

		18,755,137

IT Services - 2.92%
Amdocs Ltd. - ADR	43,120	1,425,978
Cap Gemini S.A. (France)[1]	43,850	1,844,691
Cielo S.A. (Brazil)	16,200	400,803
Euronet Worldwide, Inc.*	77,370	1,569,837
InterXion Holding NV - ADR (Netherlands)*	3,040	64,965
MasterCard, Inc. - Class A	31,580	14,556,169
Sapient Corp.*	22,940	235,823
VeriFone Systems, Inc.*	302,740	8,973,214
The Western Union Co.	718,480	9,124,696
Wirecard AG (Germany)[1]	47,000	1,076,420

		39,272,596

Semiconductors & Semiconductor Equipment - 0.14%
Samsung Electronics Co. Ltd. (South Korea)[1]	770	924,029
Sumco Corp. (Japan)*[1]	61,500	421,803
Tokyo Electron Ltd. (Japan)[1]	12,000	540,364

		1,886,196

Software - 2.26%
Autodesk, Inc.*	426,180	13,569,571
Aveva Group plc (United Kingdom)[1]	15,390	495,239
Electronic Arts, Inc.*	1,142,260	14,106,911
RealPage, Inc.*	48,360	1,055,699
SAP AG (Germany)[1]	16,750	1,221,454

		30,448,874

Total Information Technology		157,782,491

Materials - 3.84%
Chemicals - 3.03%
Air Products & Chemicals, Inc.	78,610	6,094,633
BASF SE (Germany)[1]	9,190	762,310
Calgon Carbon Corp.*	14,620	181,142
Flotek Industries, Inc.*	13,180	146,430
Johnson Matthey plc (United Kingdom)[1]	15,532	565,189
Linde AG (Germany)[1]	6,790	1,142,633
Monsanto Co.	282,160	24,285,511
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	3,100	175,036
Syngenta AG (Switzerland)[1]	18,360	7,158,372

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
Yingde Gases (Hong Kong)[1]	252,000	$238,576

		40,749,832

Construction Materials - 0.04%
CRH plc (Ireland)[1]	14,240	265,646
Holcim Ltd. (Switzerland)[1]	3,450	235,450

		501,096

Metals & Mining - 0.77%
Alcoa, Inc.	1,094,490	9,379,779
Alumina Ltd. (Australia)[1]	282,210	281,710
Impala Platinum Holdings Ltd. (South Africa)[1]	13,980	252,051
Norsk Hydro ASA (Norway)[1]	24,980	112,461
Umicore S.A. (Belgium)[1]	8,190	420,868

		10,446,869

Total Materials		51,697,797

Telecommunication Services - 1.27%
Diversified Telecommunication Services - 1.18%
Swisscom AG - ADR (Switzerland)[4]	9,800	407,092
Telefonica S.A. - ADR (Spain)	51,840	681,178
Telenor ASA (Norway)[1]	713,370	14,030,647
Telenor ASA - ADR (Norway)[4]	12,530	737,391

		15,856,308

Wireless Telecommunication Services - 0.09%
MTN Group Ltd. (South Africa)[1]	13,620	246,106
SK Telecom Co. Ltd. - ADR (South Korea)	63,500	992,505

		1,238,611

Total Telecommunication Services		17,094,919

Utilities - 0.08%
Independent Power Producers & Energy Traders - 0.02%
Dynegy, Inc.*	14,590	272,833

Multi-Utilities - 0.03%
GDF Suez (France)[1]	4,147	95,183
National Grid plc (United Kingdom)[1]	22,535	257,004

		352,187

Water Utilities - 0.03%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	19,030	449,176

Total Utilities		1,074,196

TOTAL COMMON STOCKS (Identified Cost $706,618,269)		755,463,159

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT	VALUE (NOTE 2)

PREFERRED STOCKS - 0.33%

Financials - 0.33%
Commercial Banks - 0.24%
BB&T Corp., Series D (non-cumulative), 5.85%	43,910	$1,151,759
PNC Financial Services Group, Inc., Series Q (non-cumulative), 5.375%[5]	48,600	1,221,804
U.S. Bancorp., Series F (non-cumulative), 6.50%[5]	30,400	898,928

		3,272,491

Real Estate Investment Trusts (REITS) - 0.09%
Public Storage, Series Q, 6.50%	39,780	1,124,581

Total Financials		4,397,072

TOTAL PREFERRED STOCKS
(Identified Cost $4,067,250)		4,397,072

CORPORATE BONDS - 18.49%

Convertible Corporate Bonds - 0.23%
Financials - 0.08%
Real Estate Investment Trusts (REITS) - 0.08%
BioMed Realty LP6 , 3.75%, 1/15/2030	$850,000	1,005,125

Health Care - 0.03%
Health Care Equipment & Supplies - 0.03%
Alere, Inc., 3.00%, 5/15/2016	330,000	311,437
Medtronic, Inc., 1.625%, 4/15/2013	140,000	140,788

Total Health Care		452,225

Information Technology - 0.04%
Computers & Peripherals - 0.04%
EMC Corp., 1.75%, 12/1/2013	335,000	519,878

Materials - 0.08%
Containers & Packaging - 0.08%
Owens-Brockway Glass Container, Inc.[6] , 3.00%, 6/1/2015	1,145,000	1,127,109

Total Convertible Corporate Bonds
(Identified Cost $2,959,013)		3,104,337

Non-Convertible Corporate Bonds - 18.26%
Consumer Discretionary - 1.83%
Auto Components - 0.07%
Exide Technologies, 8.625%, 2/1/2018	390,000	316,388
UCI International, Inc., 8.625%, 2/15/2019	570,000	565,013

		881,401

Hotels, Restaurants & Leisure - 0.22%
Choice Hotels International, Inc., 5.70%, 8/28/2020	366,000	396,195
International Game Technology, 7.50%, 6/15/2019	1,290,000	1,541,169

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc., 3.875%, 11/1/2020	$980,000	$1,061,075

		2,998,439

Household Durables - 0.17%
Taylor Morrison Communities, Inc. - Monarch Communities, Inc.[6] , 7.75%, 4/15/2020	630,000	670,950
Tupperware Brands Corp., 4.75%, 6/1/2021	1,500,000	1,615,740

		2,286,690

Media - 0.73%
Cablevision Systems Corp., 8.625%, 9/15/2017	540,000	630,450
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	1,330,000	1,531,789
Discovery Communications LLC, 5.05%, 6/1/2020	1,350,000	1,588,567
MDC Partners, Inc. (Canada), 11.00%, 11/1/2016	560,000	610,400
Nara Cable Funding Ltd. (Spain)[6] , 8.875%, 12/1/2018	695,000	656,775
NBCUniversal Media LLC, 5.15%, 4/30/2020	2,055,000	2,460,967
Sirius XM Radio, Inc.[6] , 8.75%, 4/1/2015	495,000	561,825
Time Warner, Inc., 4.75%, 3/29/2021	1,480,000	1,730,127

		9,770,900

Multiline Retail - 0.08%
Target Corp., 6.00%, 1/15/2018	845,000	1,044,561

Specialty Retail - 0.44%
Advance Auto Parts, Inc., 4.50%, 1/15/2022	2,000,000	2,159,458
Dufry Finance SCA (Switzerland)[6] , 5.50%, 10/15/2020	525,000	534,187
The Home Depot, Inc., 5.40%, 3/1/2016	1,220,000	1,405,131
Lowe’s Companies, Inc., 6.10%, 9/15/2017	850,000	1,040,902
Rent-A-Center, Inc., 6.625%, 11/15/2020	775,000	837,969

		5,977,647

Textiles, Apparel & Luxury Goods - 0.12%
Jones Group, Inc. - Apparel Group Holdings - Apparel Group USA - Footwear Accessories Retail, 6.875%, 3/15/2019	545,000	564,075
VF Corp., 5.95%, 11/1/2017	880,000	1,045,871

		1,609,946

Total Consumer Discretionary		24,569,584

Consumer Staples - 0.31%
Beverages - 0.09%
Beam, Inc., 5.375%, 1/15/2016	229,000	257,987
Constellation Brands, Inc., 7.25%, 9/1/2016	575,000	664,125
PepsiCo, Inc., 7.90%, 11/1/2018	163,000	222,259

		1,144,371

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food & Staples Retailing - 0.04%
Shearer’s Escrow Corp.[6] , 9.00%, 11/1/2019	$545,000	$559,306

Food Products - 0.18%
C&S Group Enterprises LLC[6] , 8.375%, 5/1/2017	615,000	648,056
Kraft Foods Group, Inc.[6] , 6.125%, 8/23/2018	662,000	820,439
Minerva Luxembourg S.A. (Brazil)[6] , 12.25%, 2/10/2022	575,000	684,250
Mondelez International, Inc., 6.125%, 2/1/2018	233,000	287,291

		2,440,036

Total Consumer Staples		4,143,713

Energy - 1.25%
Energy Equipment & Services - 0.51%
Baker Hughes, Inc., 7.50%, 11/15/2018	805,000	1,077,698
Calfrac Holdings LP (Canada)[6] , 7.50%, 12/1/2020	1,140,000	1,128,600
Global Geophysical Services, Inc., 10.50%, 5/1/2017	335,000	316,575
Schlumberger Oilfield plc[6] , 4.20%, 1/15/2021	400,000	455,302
SESI LLC, 6.375%, 5/1/2019	600,000	642,000
Shelf Drilling Holdings Ltd. (United Arab Emirates)[6] , 8.625%, 11/1/2018	545,000	547,725
Sidewinder Drilling, Inc.[6] , 9.75%, 11/15/2019	545,000	547,725
Thermon Industries, Inc., 9.50%, 5/1/2017	490,000	543,900
Weatherford International Ltd., 9.625%, 3/1/2019	1,245,000	1,649,392

		6,908,917

Oil, Gas & Consumable Fuels - 0.74%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	1,690,000	1,963,124
Carrizo Oil & Gas, Inc., 7.50%, 9/15/2020	560,000	571,200
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc.[6] , 6.625%, 11/15/2019	1,145,000	1,090,613
CVR Refining LLC - Coffeyville Finance, Inc.[6] , 6.50%, 11/1/2022	555,000	543,900
Drill Rigs Holdings, Inc.[6] , 6.50%, 10/1/2017	455,000	452,725
EOG Resources, Inc., 2.625%, 3/15/2023	1,035,000	1,059,485
EPL Oil & Gas, Inc.[6] , 8.25%, 2/15/2018	660,000	653,400
EV Energy Partners LP - EV Energy Finance Corp., 8.00%, 4/15/2019	670,000	705,175
Gulfport Energy Corp.[6] , 7.75%, 11/1/2020	835,000	818,300
PBF Holding Co. LLC - PBF Finance Corp.[6] , 8.25%, 2/15/2020	525,000	551,250
Shell International Finance B.V. (Netherlands), 4.30%, 9/22/2019	910,000	1,074,810
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	465,000	483,600

		9,967,582

Total Energy		16,876,499

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials - 8.75%
Capital Markets - 1.99%
BNP Paribas Home Loan Covered Bonds S.A. (France)[6] , 2.20%, 11/2/2015	$5,370,000	$5,538,081
Credit Suisse AG (Switzerland)[6] , 2.60%, 5/27/2016	2,995,000	3,149,845
GFI Group, Inc., 8.625%, 7/19/2018	650,000	542,750
Goldman Sachs Capital II7 , 4.00%, 6/1/2043	2,005,000	1,584,752
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	885,000	1,036,370
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	3,290,000	3,719,927
Innovation Ventures LLC - Innovation Ventures Finance Corp.[6] , 9.50%, 8/15/2019	335,000	320,344
Jefferies Group, Inc., 8.50%, 7/15/2019	2,465,000	2,884,050
Morgan Stanley, 5.55%, 4/27/2017	1,210,000	1,345,076
Morgan Stanley, 7.30%, 5/13/2019	1,355,000	1,630,496
Morgan Stanley, 5.75%, 1/25/2021	1,900,000	2,125,817
Morgan Stanley, 5.50%, 7/28/2021	2,670,000	2,967,505

		26,845,013

Commercial Banks - 3.19%
Bank of Montreal (Canada)[6] , 1.30%, 10/31/2014	2,285,000	2,324,759
Bank of Montreal (Canada)[6] , 2.625%, 1/25/2016	1,845,000	1,961,420
Bank of Nova Scotia (Canada)[6] , 1.45%, 7/26/2013	2,150,000	2,167,200
Bank of Nova Scotia (Canada)[6] , 1.65%, 10/29/2015	5,370,000	5,535,933
Barclays Bank plc (United Kingdom)[6] , 2.50%, 9/21/2015	5,370,000	5,594,794
Canadian Imperial Bank of Commerce (Canada)[6] , 1.50%, 12/12/2014	1,640,000	1,676,080
KeyBank National Association, 5.45%, 3/3/2016	1,310,000	1,475,973
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	1,830,000	2,210,836
National Bank of Canada (Canada)[6] , 2.20%, 10/19/2016	3,120,000	3,290,664
National City Corp., 6.875%, 5/15/2019	1,465,000	1,815,337
PNC Bank National Association, 5.25%, 1/15/2017	1,035,000	1,184,696
Royal Bank of Canada (Canada)[6] , 3.125%, 4/14/2015	4,725,000	5,016,060
Royal Bank of Canada (Canada), 1.20%, 9/19/2017	1,390,000	1,396,811
Santander Holdings USA, Inc., 4.625%, 4/19/2016	265,000	277,029
The Toronto-Dominion Bank (Canada)[6] , 2.20%, 7/29/2015	5,370,000	5,607,891
Wachovia Corp., 5.25%, 8/1/2014	1,270,000	1,363,138

		42,898,621

Consumer Finance - 0.58%
American Express Co., 8.125%, 5/20/2019	3,825,000	5,174,827
American Express Co.[7] , 6.80%, 9/1/2066	930,000	1,010,213
Credit Acceptance Corp., 9.125%, 2/1/2017	770,000	845,075
General Motors Financial Co., Inc.[6] , 4.75%, 8/15/2017	845,000	865,110

		7,895,225

Diversified Financial Services - 1.14%
Bank of America Corp., 5.75%, 8/15/2016	685,000	758,616
Citigroup, Inc., 8.50%, 5/22/2019	3,538,000	4,717,661

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
CME Group, Inc., 3.00%, 9/15/2022	$2,300,000	$2,362,146
CNG Holdings, Inc.[6] , 9.375%, 5/15/2020	630,000	648,900
CNH Capital LLC (Netherlands)[6] , 6.25%, 11/1/2016	520,000	561,600
JPMorgan Chase & Co., 6.30%, 4/23/2019	860,000	1,060,595
JPMorgan Chase & Co., 4.95%, 3/25/2020	3,130,000	3,595,184
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[6] , 7.375%, 10/1/2017	540,000	546,750
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[6] , 8.875%, 8/1/2020	1,005,000	1,067,813

		15,319,265

Insurance - 0.84%
American International Group, Inc., 4.25%, 5/15/2013	1,245,000	1,267,588
American International Group, Inc., 4.875%, 6/1/2022	2,150,000	2,424,817
Fidelity National Financial, Inc., 6.60%, 5/15/2017	2,025,000	2,277,153
Genworth Financial, Inc., 7.625%, 9/24/2021	2,170,000	2,282,389
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	2,260,000	2,573,415
Hub International Ltd.[6] , 8.125%, 10/15/2018	455,000	467,513

		11,292,875

Real Estate Investment Trusts (REITS) - 1.01%
BioMed Realty LP, 3.85%, 4/15/2016	1,145,000	1,205,545
Boston Properties LP, 5.875%, 10/15/2019	1,255,000	1,506,989
Camden Property Trust, 5.70%, 5/15/2017	980,000	1,135,520
Digital Realty Trust LP, 5.25%, 3/15/2021	1,870,000	2,114,626
HCP, Inc., 6.70%, 1/30/2018	1,270,000	1,532,626
Health Care REIT, Inc., 6.20%, 6/1/2016	1,240,000	1,422,594
Mack-Cali Realty LP, 7.75%, 8/15/2019	755,000	940,043
Simon Property Group LP, 10.35%, 4/1/2019	1,035,000	1,491,322
UDR, Inc., 4.625%, 1/10/2022	1,980,000	2,208,076

		13,557,341

Total Financials		117,808,340

Health Care - 0.84%
Health Care Equipment & Supplies - 0.26%
CR Bard, Inc., 4.40%, 1/15/2021	925,000	1,066,609
Fresenius Medical Care US Finance, Inc. (Germany), 6.875%, 7/15/2017	685,000	786,037
Fresenius Medical Care US Finance, Inc. (Germany)[6] , 6.50%, 9/15/2018	290,000	324,800
Fresenius US Finance II, Inc. (Germany)[6] , 9.00%, 7/15/2015	720,000	826,200
Hologic, Inc.[6] , 6.25%, 8/1/2020	520,000	551,200

		3,554,846

Health Care Providers & Services - 0.35%
CHS - Community Health Systems, Inc., 7.125%, 7/15/2020	645,000	682,087

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Providers & Services (continued)
HCA, Inc., 6.375%, 1/15/2015	$575,000	$618,125
HCA, Inc., 6.50%, 2/15/2020	195,000	215,475
Health Management Associates, Inc., 6.125%, 4/15/2016	745,000	812,050
STHI Holding Corp.[6] , 8.00%, 3/15/2018	635,000	679,450
UnitedHealth Group, Inc., 4.70%, 2/15/2021	1,460,000	1,699,256

		4,706,443

Life Sciences Tools & Services - 0.07%
Thermo Fisher Scientific, Inc., 4.50%, 3/1/2021	850,000	974,514

Pharmaceuticals - 0.16%
Novartis Securities Investment Ltd. (Switzerland), 5.125%, 2/10/2019	1,245,000	1,500,984
Valeant Pharmaceuticals International (Canada)[6] , 6.75%, 8/15/2021	550,000	584,375

		2,085,359

Total Health Care		11,321,162

Industrials - 2.07%
Aerospace & Defense - 0.24%
The Boeing Co., 6.00%, 3/15/2019	980,000	1,241,413
Ducommun, Inc., 9.75%, 7/15/2018	815,000	861,863
Textron, Inc., 7.25%, 10/1/2019	940,000	1,136,196

		3,239,472

Air Freight & Logistics - 0.16%
Aguila 3 S.A. (Luxembourg)[6] , 7.875%, 1/31/2018	1,025,000	1,083,937
FedEx Corp., 8.00%, 1/15/2019	785,000	1,042,664

		2,126,601

Airlines - 0.34%
Continental Airlines, Inc.[6] , 6.75%, 9/15/2015	805,000	842,231
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B, 6.375%, 1/2/2016	545,000	561,350
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	290,000	301,600
Southwest Airlines Co., 5.25%, 10/1/2014	945,000	1,010,666
Southwest Airlines Co., 5.75%, 12/15/2016	1,580,000	1,794,946

		4,510,793

Building Products - 0.13%
Building Materials Corp. of America[6] , 7.50%, 3/15/2020	570,000	619,875
Owens Corning, 9.00%, 6/15/2019	830,000	1,055,865

		1,675,740

Commercial Services & Supplies - 0.24%
Clean Harbors, Inc.[6] , 5.25%, 8/1/2020	610,000	625,250
Garda World Security Corp. (Canada)[6] , 9.75%, 3/15/2017	540,000	570,375
International Lease Finance Corp., 5.625%, 9/20/2013	650,000	668,688

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc., 7.375%, 3/11/2019	$1,110,000	$1,415,666

		3,279,979

Industrial Conglomerates - 0.42%
General Electric Capital Corp., 5.625%, 5/1/2018	460,000	546,405
General Electric Capital Corp., 5.50%, 1/8/2020	4,020,000	4,782,494
Tyco Electronics Group S.A. (Switzerland), 4.875%, 1/15/2021	325,000	365,048

		5,693,947

Machinery - 0.37%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	815,000	1,060,856
Dynacast International LLC - Dynacast Finance, Inc., 9.25%, 7/15/2019	805,000	845,250
John Deere Capital Corp., 5.50%, 4/13/2017	275,000	325,115
John Deere Capital Corp., 5.75%, 9/10/2018	1,295,000	1,608,949
Kennametal, Inc., 3.875%, 2/15/2022	1,075,000	1,133,568

		4,973,738

Marine - 0.06%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc., 8.875%, 11/1/2017	815,000	835,375

Road & Rail - 0.11%
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	515,000	529,082
Union Pacific Corp., 5.65%, 5/1/2017	810,000	958,685

		1,487,767

Total Industrials		27,823,412

Information Technology - 0.46%
Communications Equipment - 0.08%
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	515,000	551,050
ViaSat, Inc., 6.875%, 6/15/2020	565,000	590,425

		1,141,475

Electronic Equipment, Instruments & Components - 0.18%
Amphenol Corp., 4.00%, 2/1/2022	575,000	604,436
Corning, Inc., 6.625%, 5/15/2019	1,000,000	1,254,827
CPI International, Inc., 8.00%, 2/15/2018	595,000	568,225

		2,427,488

IT Services - 0.12%
The Western Union Co., 5.253%, 4/1/2020	1,350,000	1,569,474

Semiconductors & Semiconductor Equipment - 0.04%
Advanced Micro Devices, Inc.[6] , 7.50%, 8/15/2022	590,000	469,050

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Software - 0.04%
Nuance Communications, Inc.[6] , 5.375%, 8/15/2020	$545,000	$555,900

Total Information Technology		6,163,387

Materials - 1.61%
Chemicals - 0.29%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	855,000	1,068,729
Eastman Chemical Co., 3.60%, 8/15/2022	1,105,000	1,169,299
Nufarm Australia Ltd. (Australia)[6] , 6.375%, 10/15/2019	1,085,000	1,112,125
Taminco Global Chemical Corp. (Belgium)[6] , 9.75%, 3/31/2020	515,000	558,775

		3,908,928

Containers & Packaging - 0.07%
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC - Reynolds Group Issuer (Luxembourg) S.A. (New Zealand)[6] , 5.75%, 10/15/2020	855,000	863,550

Metals & Mining - 1.00%
Alcoa, Inc., 5.72%, 2/23/2019	1,562,000	1,708,755
Allegheny Technologies, Inc., 5.95%, 1/15/2021	1,765,000	1,976,375
ArcelorMittal (Luxembourg), 6.00%, 3/1/2021	1,970,000	1,902,133
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	830,000	1,066,970
Calcipar S.A. (Luxembourg)[6] , 6.875%, 5/1/2018	630,000	631,575
Cliffs Natural Resources, Inc., 4.80%, 10/1/2020	1,165,000	1,150,931
FMG Resources August 2006 Pty. Ltd. (Australia)[6] , 6.875%, 2/1/2018	570,000	551,475
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022	1,200,000	1,221,838
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	1,460,000	1,581,909
Shale-Inland Holdings LLC - Shale-Inland Finance Corp.[4,6] , 8.75%, 11/15/2019	545,000	539,550
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	1,090,000	1,108,926

		13,440,437

Paper & Forest Products - 0.25%
International Paper Co., 7.50%, 8/15/2021	1,210,000	1,606,881
Sappi Papier Holding GmbH (South Africa)[6] , 8.375%, 6/15/2019	635,000	669,925
Smurfit Kappa Acquisitions (Ireland)[6] , 4.875%, 9/15/2018	1,135,000	1,135,000

		3,411,806

Total Materials		21,624,721

Telecommunication Services - 0.73%
Diversified Telecommunication Services - 0.40%
Inmarsat Finance plc (United Kingdom)[6] , 7.375%, 12/1/2017	505,000	544,137
Sable International Finance Ltd. (United Kingdom)[6] , 8.75%, 2/1/2020	600,000	684,000
UPCB Finance III Ltd. (Netherlands)[6] , 6.625%, 7/1/2020	350,000	374,500
UPCB Finance VI Ltd. (Netherlands)[6] , 6.875%, 1/15/2022	650,000	695,500
Verizon Communications, Inc., 8.75%, 11/1/2018	720,000	1,004,629
Virgin Media Finance plc (United Kingdom), 4.875%, 2/15/2022	545,000	550,450
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
Wind Acquisition Finance S.A. (Italy)[6] , 7.25%, 2/15/2018	$815,000	$794,625
Windstream Corp., 7.50%, 6/1/2022	770,000	816,200

		5,464,041

Wireless Telecommunication Services - 0.33%
Crown Castle Towers LLC[6] , 6.113%, 1/15/2020	1,045,000	1,271,418
Crown Castle Towers LLC[6] , 4.883%, 8/15/2020	353,000	403,381
NII Capital Corp., 8.875%, 12/15/2019	590,000	495,600
NII Capital Corp., 7.625%, 4/1/2021	375,000	296,250
SBA Tower Trust[6] , 5.101%, 4/17/2017	575,000	638,709
SBA Tower Trust[6] , 2.933%, 12/15/2017	1,285,000	1,318,387

		4,423,745

Total Telecommunication Services		9,887,786

Utilities - 0.41%
Electric Utilities - 0.40%
Allegheny Energy Supply Co. LLC[6] , 5.75%, 10/15/2019	1,660,000	1,836,068
Exelon Generation Co. LLC, 5.20%, 10/1/2019	815,000	937,794
Southwestern Electric Power Co., 6.45%, 1/15/2019	880,000	1,073,432
System Energy Resources, Inc., 4.10%, 4/1/2023	1,560,000	1,581,608

		5,428,902

Multi-Utilities - 0.01%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	135,000	138,797

Total Utilities		5,567,699

Total Non-Convertible Corporate Bonds
(Identified Cost $228,395,555)		245,786,303

TOTAL CORPORATE BONDS
(Identified Cost $231,354,568)		248,890,640

MUTUAL FUNDS - 0.05%
iShares S&P India Nifty 50 Index Fund	13,700	326,882
PowerShares India Portfolio	16,900	301,665

TOTAL MUTUAL FUNDS (Identified Cost $654,978)		628,547

U.S. TREASURY SECURITIES - 3.19%

U.S. Treasury Notes—3.19%
U.S. Treasury Note, 0.25%, 1/31/2014	$8,000,000	8,001,248
U.S. Treasury Note, 1.00%, 8/31/2016	20,350,000	20,717,256

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
U.S. Treasury Note, 2.625%, 4/30/2018	$13,000,000	$14,259,375

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $42,323,090)		42,977,879

ASSET-BACKED SECURITIES - 0.21%
FDIC Trust, Series 2011-R1, Class A6 , 2.672%, 7/25/2026	1,573,848	1,610,800
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[6] , 5.29%, 3/25/2016	470,000	514,657
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[6] , 3.74%, 2/25/2017	700,000	756,835

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $2,743,188)		2,882,292

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.18%

Americold LLC Trust, Series 2010-ARTA, Class A1[6] , 3.847%, 1/14/2029	270,495	290,961
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[7] , 5.916%, 5/10/2045	3,155,000	3,636,052
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	850,000	976,634
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	2,020,000	2,236,184
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[7] , 5.894%, 9/11/2038	605,000	694,426
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	695,000	801,696
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[6] , 3.759%, 4/15/2044	420,000	453,935
Citigroup - Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4[7] , 5.219%, 7/15/2044	420,000	469,174
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[6] , 3.156%, 7/10/2046	414,228	437,965
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1[6] , 3.742%, 11/10/2046	332,892	361,353
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class A2, 2.377%, 5/25/2022 .	1,255,000	1,281,920
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	1,190,000	1,205,996
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	1,325,000	1,357,697
FREMF Mortgage Trust, Series 2011-K701, Class B6,7 , 4.286%, 7/25/2048	550,000	585,294
FREMF Mortgage Trust, Series 2011-K702, Class B6,7 , 4.77%, 4/25/2044	675,000	739,315
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4[7] , 6.064%, 7/10/2038	615,000	712,008
GS Mortgage Securities Corp. II, Series 2010-C2, Class A1[6] , 3.849%, 12/10/2043	715,904	778,474
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[7] , 5.465%, 1/12/2043	1,605,000	1,777,054
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[7] , 5.20%, 12/15/2044	325,000	364,283

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[7] , 5.868%, 4/15/2045	$1,460,000	$1,688,903
LSTAR Commercial Mortgage Trust, Series 2011-1, Class A6 , 3.913%, 6/25/2043	360,866	376,606
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A7 , 5.23%, 9/15/2042	345,000	381,626
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[6] , 3.884%, 9/15/2047	765,000	830,784
OBP Depositor LLC Trust, Series 2010-OBP, Class A6 , 4.646%, 7/15/2045	115,000	135,525
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX6 , 4.004%, 9/13/2028	350,000	397,107
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[7] , 5.24%, 10/15/2044	2,158,629	2,402,276
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[7] , 6.011%, 6/15/2045	750,000	873,895
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[6] , 4.393%, 11/15/2043	600,000	687,330
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045	1,720,000	1,788,759
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[6] , 3.791%, 2/15/2044 .	575,000	624,349

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $27,984,491)		29,347,581

FOREIGN GOVERNMENT BONDS - 1.73%

Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	MYR 3,275,000	1,118,964
Province of British Columbia Canada (Canada), 2.85%, 6/15/2015	$2,500,000	2,653,500
Province of Manitoba Canada (Canada), 2.625%, 7/15/2015	1,000,000	1,057,000
Province of Manitoba Canada, Series FH (Canada), 4.90%, 12/6/2016	1,400,000	1,633,380
Province of New Brunswick Canada (Canada), 5.20%, 2/21/2017	3,200,000	3,767,040
Province of Nova Scotia Canada (Canada), 5.125%, 1/26/2017	2,000,000	2,345,200
Province of Ontario Canada (Canada), 2.30%, 5/10/2016	5,000,000	5,271,500
Province of Quebec Canada (Canada), 5.125%, 11/14/2016	4,600,000	5,380,160

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $22,594,401)		23,226,744

U.S. GOVERNMENT AGENCIES - 14.86%

Mortgage-Backed Securities - 4.21%
Fannie Mae, Pool #621881, 5.50%, 1/1/2017	650	704
Fannie Mae, Pool #888468, 5.50%, 9/1/2021	1,739,048	1,892,941
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	121,995	132,791
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	153,093	168,248
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	1,113,171	1,211,679
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	195,122	214,437
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	1,899,583	2,067,683
Fannie Mae, Pool #990895, 5.50%, 10/1/2023	150,894	164,247
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	116,576	126,892
Fannie Mae, Pool #888021, 6.00%, 12/1/2036	396,188	440,180

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #909786, 5.50%, 3/1/2037	$953,939	$1,046,150
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	109,608	121,779
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	195,201	216,876
Fannie Mae, Pool #AA7681, 4.50%, 6/1/2039	2,452,708	2,646,490
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	645,858	708,289
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	3,002,304	3,239,509
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	3,887,119	4,311,365
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	1,870,959	2,018,779
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	737,551	799,511
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	487,857	528,841
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	1,805,196	1,953,461
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	458,804	497,347
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	6,661,614	7,401,310
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	637,477	694,885
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	187,826	206,507
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	136,362	149,925
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	110,184	121,660
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	194,054	218,811
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	84,787	91,892
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	454,981	500,796
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	918,911	999,982
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	1,261,751	1,388,807
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	1,723,461	1,875,516
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	1,694,679	1,842,605
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038	5,493,267	6,005,211
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	1,646,446	1,794,792
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	3,706,902	3,972,654
Freddie Mac, Pool #A89760, 4.50%, 12/1/2039	525,129	562,776
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	950,186	1,034,018
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	594,174	646,596
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	1,458,965	1,605,881
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	979,170	1,077,771

Total Mortgage-Backed Securities
(Identified Cost $55,503,080)		56,700,594

Other Agencies - 10.65%
Fannie Mae, 0.875%, 8/28/2017	49,000,000	49,204,771
Freddie Mac, 1.00%, 6/29/2017	21,000,000	21,202,776
Freddie Mac, 3.75%, 3/27/2019	37,000,000	42,928,325

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

	PRINCIPAL AMOUNT/	VALUE
PRO-BLEND® EXTENDED TERM SERIES	SHARES	(NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Other Agencies (continued)
Freddie Mac, 2.375%, 1/13/2022	$28,614,000	$29,987,987

Total Other Agencies
(Identified Cost $140,933,589)		143,323,859

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $196,436,669)		200,024,453

SHORT-TERM INVESTMENT - 2.87%

Dreyfus Cash Management, Inc. - Institutional Shares[8] , 0.06%,
(Identified Cost $38,684,593)	38,684,593	38,684,593

TOTAL INVESTMENTS - 100.05%
(Identified Cost $1,273,461,497)		1,346,522,960

LIABILITIES, LESS OTHER ASSETS - (0.05%)		(713,283)

NET ASSETS - 100%		$1,345,809,677

ADR - American Depository Receipt

MYR - Malaysian Ringgit

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Traded on Canadian exchange.

3Traded on Hong Kong exchange.

4Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

5The rate shown is a fixed rate as of October 31, 2012; the rate becomes floating, based on LIBOR plus a spread, in 2022.

6Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $92,334,950, or 6.86%, of the Series’ net assets as of October 31, 2012 (see Note 2 to the financial statements).

7The coupon rate is floating and is the effective rate as of October 31, 2012.

8Rate shown is the current yield as of October 31, 2012.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2012

ASSETS:

Investments, at value (identified cost $1,273,461,497) (Note 2)	$1,346,522,960
Cash	15,415,996
Foreign currency (identified cost $1,688)	1,695
Interest receivable	4,180,339
Receivable for securities sold	2,027,892
Receivable for fund shares sold	1,632,437
Foreign tax reclaims receivable	447,249
Dividends receivable	355,543

TOTAL ASSETS	1,370,584,111

LIABILITIES:

Accrued management fees (Note 3)	866,249
Accrued shareholder services fees (Class S) (Note 3)	170,540
Accrued distribution and services (Rule 12b-1) fees (Class C) (Class R) (Note 3)	89,293
Accrued fund accounting and administration fees (Note 3)	61,115
Accrued transfer agent fees (Note 3)	41,836
Accrued Chief Compliance Officer service fees (Note 3)	369
Payable for securities purchased	22,097,815
Payable for fund shares repurchased	1,332,352
Other payables and accrued expenses	114,865

TOTAL LIABILITIES	24,774,434

TOTAL NET ASSETS	$1,345,809,677

NET ASSETS CONSIST OF:

Capital stock	$1,014,804
Additional paid-in-capital	1,219,010,888
Undistributed net investment income	5,091,239
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	47,619,688
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	73,073,058

TOTAL NET ASSETS	$1,345,809,677

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2012

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($792,803,756/ 49,514,662 shares)	$16.01

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($429,157,213/ 40,879,788 shares)	$10.50

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($85,587,804/ 7,769,710 shares)	$11.02

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($38,260,904/ 3,316,201 shares)	$11.54

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2012

INVESTMENT INCOME:

Interest	$16,566,104
Dividends (net of foreign taxes withheld, $525,856)	11,770,804

Total Investment Income	28,336,908

EXPENSES:

Management fees (Note 3)	9,364,504
Shareholder services fees (Class S) (Note 3)	1,883,927
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	774,593
Fund accounting and administration fees (Note 3)	239,548
Transfer agent fees (Note 3)	190,735
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	137,898
Directors’ fees (Note 3)	25,951
Chief Compliance Officer service fees (Note 3)	2,496
Custodian fees	113,921
Miscellaneous	343,438

Total Expenses	13,077,011

NET INVESTMENT INCOME	15,259,897

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on - Investments	49,648,390
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $7,790)	(125,130)
Forward foreign currency exchange contracts	28,317

49,551,577

Net change in unrealized appreciation (depreciation) on- Investments	36,306,054
Foreign currency and translation of other assets and liabilities	(17,710)
Forward foreign currency exchange contracts	(340)

36,288,004

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	85,839,581

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$101,099,478

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$15,259,897	$16,744,293
Net realized gain (loss) on investments and foreign currency	49,551,577	48,161,280
Net change in unrealized appreciation (depreciation) on investments and foreign currency	36,288,004	(33,340,882)

Net increase from operations	101,099,478	31,564,691

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(9,026,428)	(8,968,239)
From net investment income (Class I)	(7,861,255)	(6,522,174)
From net investment income (Class C)	(859,372)	(562,393)
From net investment income (Class R)	(399,233)	(10,782)
From net realized gain on investments (Class S)	(21,181,721)	—
From net realized gain on investments (Class I)	(14,551,102)	—
From net realized gain on investments (Class C)	(2,996,587)	—
From net realized gain on investments (Class R)	(855,544)	—

Total distributions to shareholders	(57,731,242)	(16,063,588)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	187,555,878	115,070,014

Net increase in net assets	230,924,114	130,571,117

NET ASSETS:

Beginning of year	1,114,885,563	984,314,446

End of year (including undistributed net investment income of $ 5,091,239 and $ 7,628,684,respectively)	$1,345,809,677	$1,114,885,563

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEARS ENDED
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$15.46	$15.16	$13.32	$11.75	$17.82

Income (loss) from investment operations:
Net investment income	0.19 [1]	0.23 [1]	0.22 [1]	0.17 [1]	0.22
Net realized and unrealized gain (loss) on investments	1.01	0.26	1.78	1.60	(4.36)

Total from investment operations	1.20	0.49	2.00	1.77	(4.14)

Less distributions to shareholders:
From net investment income	(0.19)	(0.19)	(0.16)	(0.20)	(0.21)
From net realized gain on investments	(0.46)	—	—	—	(1.72)

Total distributions to shareholders	(0.65)	(0.19)	(0.16)	(0.20)	(1.93)

Net asset value - End of year	$16.01	$15.46	$15.16	$13.32	$11.75

Net assets - End of year
(000’s omitted)	$792,804	$716,536	$676,524	$511,700	$424,876

Total return[2]	8.26%	3.26%	15.17%	15.47%	(25.70%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.07%	1.08%	1.07%	1.10%	1.10%
Net investment income	1.20%	1.49%	1.52%	1.48%	1.50%
Series portfolio turnover	58%	65%	62%	62%	76%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid aportion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) wouldhave increased by the following amounts:

	N/A	N/A	0.00%[3]	0.01%	0.00%[3]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	FOR THE YEARS ENDED				FOR THE PERIOD
					3/28/08[1] TO
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.38	$10.26	$9.08	$8.10	$10.00

Income (loss) from investment operations:
Net investment income	0.15 [2]	0.18 [2]	0.17 [2]	0.13 [2]	0.08
Net realized and unrealized gain (loss) on investments	0.66	0.17	1.22	1.10	(1.91)

Total from investment operations	0.81	0.35	1.39	1.23	(1.83)

Less distributions to shareholders:
From net investment income	(0.23)	(0.23)	(0.21)	(0.25)	(0.07)
From net realized gain on investments	(0.46)	—	—	—	—

Total distributions to shareholders	(0.69)	(0.23)	(0.21)	(0.25)	(0.07)

Net asset value - End of period	$10.50	$10.38	$10.26	$9.08	$8.10

Net assets - End of period (000’s omitted)	$429,157	$321,632	$278,210	$98,015	$1,084

Total return[3]	8.60%	3.43%	15.39%	15.82%	(18.46%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.82%	0.83%	0.83%	0.85%	0.85%[4]
Net investment income	1.45%	1.74%	1.76%	1.59%	1.62%[4]
Series portfolio turnover	58%	65%	62%	62%	76%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[5]	0.00%[5]	0.02%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class C

	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/12	10/31/11	1/4/10[1] TO 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.86	$10.74	$10.00

Income from investment operations:
Net investment income[2]	0.05	0.08	0.06
Net realized and unrealized gain on investments	0.70	0.19	0.73

Total from investment operations	0.75	0.27	0.79

Less distributions to shareholders:
From net investment income	(0.13)	(0.15)	(0.05)
From net realized gain on investments	(0.46)	—	—

Total distributions to shareholders	(0.59)	(0.15)	(0.05)

Net asset value - End of period	$11.02	$10.86	$10.74

Net assets - End of period (000’s omitted)	$85,588	$68,436	$29,468

Total return[3]	7.51%	2.49%	7.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.82%	1.83%	1.83%[4]
Net investment income	0.44%	0.71%	0.75%[4]
Series portfolio turnover	58%	65%	62%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[4,5]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/12	10/31/11	6/30/10[1] TO 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.36	$11.22	$10.00

Income from investment operations:
Net investment income[2]	0.10	0.11	0.02
Net realized and unrealized gain on investments	0.74	0.23	1.20

Total from investment operations	0.84	0.34	1.22

Less distributions to shareholders:
From net investment income	(0.20)	(0.20)	—
From net realized gain on investments	(0.46)	—	—

Total distributions to shareholders	(0.66)	(0.20)	—

Net asset value - End of period	$11.54	$11.36	$11.22

Net assets - End of period (000’s omitted)	$38,261	$8,281	$112

Total return[3]	8.03%	3.04%	12.20%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.33%	1.33%	1.33%[4]
Net investment income	0.90%	0.97%	0.43%[4]
Series portfolio turnover	58%	65%	62%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized. 4Annualized.

The accompanying notes are an integral part of the financial statements.

Performance Update - Pro-Blend® Maximum Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2012
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S3	9.04%	-0.08%	8.06%	8.59%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class I3,4	9.42%	0.14%	8.18%	8.66%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class C3,4	8.27%	-0.83%	7.30%	7.85%
Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class R3,4	8.81%	-0.31%	7.84%	8.39%
Russell 3000® Index[5,7]	14.75%	0.59%	7.47%	7.42%
20%/65%/15% Blended Index[6,7]	11.25%	0.62%	7.77%	7.08%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2012 to the Russell 3000® Index and a 20%/65%/15% Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2012, this net expense ratio was 1.09% for Class S, 0.84% for Class I, 1.84% for Class C and 1.34% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.09% for Class S, 0.84% for Class I, 1.84% for Class C and 1.34% for Class R for the year ended October 31, 2012.

4For periods prior to the inception of Class I on March 28, 2008, Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S adjusted for expense differences.

5The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns, unlike Series returns, do not reflect any fees or expenses.

6The 20%/65%/15% Blended Index is 20% Morgan Stanley Capital International (MSCI) All Country World Index ex U.S., 65% Russell 3000® Index, and 15% Barclays Capital U.S. Aggregate Bond Index. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns

Performance Update - Pro-Blend® Maximum Term Series

(unaudited)

assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Index returns assume reinvestment of income. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

7Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices’ portfolios.

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/12	ENDING ACCOUNT VALUE 10/31/12	EXPENSES PAID DURING PERIOD 5/1/12-10/31/12*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,018.40	$5.49	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Class I
Actual	$1,000.00	$1,020.20	$4.23	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Class C
Actual	$1,000.00	$1,014.30	$9.29	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.98	$9.30	1.83%
Class R
Actual	$1,000.00	$1,017.10	$6.76	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77	1.33%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

Portfolio Composition - Pro-Blend® Maximum Term Series

As of October 31, 2012 (unaudited)

Sector Allocation[3]
Information Technology	17.90%
Consumer Discretionary	14.79%
Industrials	13.16%
Energy	11.83%
Health Care	10.43%
Financials	10.37%
Consumer Staples	7.65%
Materials	5.07%
Telecommunication Services	2.11%
Utilities	0.09%

[3] Including common stocks and corporate bonds, as a percentage of totalinvestments.

Top Ten Stock Holdings[4]
Hess Corp.	3.08%
Monsanto Co.	2.64%
EMC Corp.	2.21%
DIRECTV	2.10%
Moody’s Corp.	1.84%
Google, Inc. - Class A	1.81%
Anheuser-Busch InBev N.V. (Belgium)	1.69%
Juniper Networks, Inc.	1.59%
Riverbed Technology, Inc.	1.58%
Virgin Media, Inc. - ADR (United Kingdom)	1.49%

4 As a percentage of total investments.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 86.59%

Consumer Discretionary - 13.81%
Auto Components - 0.08%
Hankook Tire Co. Ltd. (South Korea)*[1]	12,429	$524,238
Mando Corp. (South Korea)[1]	1,100	144,888

		669,126

Automobiles - 0.71%
Hyundai Motor Co. (South Korea)[1]	1,000	205,519
Suzuki Motor Corp. (Japan)[1]	10,200	231,324
Tesla Motors, Inc.*	11,890	334,466
Toyota Motor Corp. (Japan)[1]	8,400	323,880
Toyota Motor Corp. - ADR (Japan)	59,040	4,573,829
Yamaha Motor Co. Ltd. (Japan)[1]	26,000	248,251

		5,917,269

Distributors - 0.03%
Inchcape plc (United Kingdom)[1]	43,220	281,081

Diversified Consumer Services - 0.05%
Anhanguera Educacional Participacoes S.A. (Brazil)	24,120	422,772

Hotels, Restaurants & Leisure - 1.54%
Accor S.A. (France)[1]	129,990	4,061,859
Arcos Dorados Holdings, Inc. (Argentina)	9,440	121,870
BJ’s Restaurants, Inc.*	5,660	187,063
Carnival Corp.	207,280	7,851,766
Hyatt Hotels Corp. - Class A*	1,950	71,175
InterContinental Hotels Group plc (United Kingdom)[1]	8,698	215,206
Orient-Express Hotels Ltd. - ADR - Class A*	19,020	223,105

		12,732,044

Household Durables - 0.18%
DR Horton, Inc.	11,590	242,926
Lennar Corp. - Class A	8,080	302,758
LG Electronics, Inc. (South Korea)[1]	3,720	258,807
NVR, Inc.*	170	153,636
Rodobens Negocios Imobiliarios S.A. (Brazil)	43,750	275,719
Toll Brothers, Inc.*	7,130	235,361

		1,469,207

Internet & Catalog Retail - 1.14%
Amazon.com, Inc.*	33,010	7,685,388
Blue Nile, Inc.*	2,020	76,295
HomeAway, Inc.*	28,130	723,222
Ocado Group plc (United Kingdom)*[1]	207,710	217,278
Shutterfly, Inc.*	24,020	726,845

		9,429,028

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Media - 8.62%
AMC Networks, Inc. - Class A*	217,590	$10,165,805
British Sky Broadcasting Group plc (United Kingdom)[1]	11,360	130,015
DIRECTV*	341,000	17,428,510
Mediaset Espana Comunicacion S.A. (Spain)[1]	97,570	525,150
News Corp. - Class A	247,620	5,923,070
Reed Elsevier plc - ADR (United Kingdom)	5,125	200,234
Societe Television Francaise 1 (France)[1]	39,080	335,854
Time Warner, Inc.	213,990	9,297,865
Valassis Communications, Inc.*	7,510	195,410
Viacom, Inc. - Class B	103,840	5,323,877
Virgin Media, Inc. - ADR (United Kingdom)	376,650	12,331,521
The Walt Disney Co.	178,740	8,770,772
Wolters Kluwer N.V. (Netherlands)[1]	17,270	334,124
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (Portugal)[1]	155,650	493,669

		71,455,876

Multiline Retail - 0.08%
Marks & Spencer Group plc (United Kingdom)[1]	48,350	307,731
PPR (France)[1]	1,965	346,405

		654,136

Specialty Retail - 1.33%
Aeropostale, Inc.*	11,330	135,394
American Eagle Outfitters, Inc.	10,370	216,422
Belle International Holdings Ltd. (Hong Kong)[1]	103,000	191,006
Chico’s FAS, Inc.	9,390	174,654
Dick’s Sporting Goods, Inc.	121,330	6,066,500
Group 1 Automotive, Inc.	3,230	200,292
Hennes & Mauritz AB - Class B (Sweden)[1]	6,720	227,852
Komeri Co. Ltd. (Japan)[1]	5,400	130,334
Penske Automotive Group, Inc.	6,550	200,430
Sonic Automotive, Inc. - Class A	9,350	181,390
Teavana Holdings, Inc.*	13,210	139,365
Tiffany & Co.	50,150	3,170,483

		11,034,122

Textiles, Apparel & Luxury Goods - 0.05%
Adidas AG (Germany)[1]	4,050	345,208
Burberry Group plc (United Kingdom)[1]	2,900	54,718

		399,926

Total Consumer Discretionary		114,464,587

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples - 7.16%
Beverages - 2.79%
Anheuser-Busch InBev N.V. (Belgium)[1]	167,520	$14,009,813
The Boston Beer Co., Inc. - Class A*	2,190	235,600
C&C Group plc (Ireland)[1]	44,110	211,196
Carlsberg A/S - Class B (Denmark)[1]	4,950	427,275
Cia Cervecerias Unidas S.A. - ADR (Chile)	3,430	243,290
Cia de Bebidas das Americas (AmBev) - ADR (Brazil)	3,400	138,686
The Coca-Cola Co.	172,580	6,416,524
Diageo plc (United Kingdom)[1]	24,560	702,140
Kirin Holdings Co. Ltd. (Japan)[1]	18,000	225,956
SABMiller plc (United Kingdom)[1]	3,200	137,339
Tsingtao Brewery Co. Ltd. (China)[1]	70,000	377,611

		23,125,430

Food & Staples Retailing - 0.52%
Carrefour S.A. (France)[1]	24,970	603,038
Casino Guichard-Perrachon S.A. (France)[1]	2,880	251,397
Distribuidora Internacional de Alimentacion S.A. (Spain)[1]	62,700	379,845
Koninklijke Ahold N.V. (Netherlands)[1]	161,130	2,051,908
Raia Drogasil S.A. (Brazil)	14,500	159,560
Tesco plc (United Kingdom)[1]	171,040	885,042

		4,330,790

Food Products - 3.69%
Alliance Grain Traders, Inc. (Canada)	5,740	79,311
Barry Callebaut AG (Switzerland)[1]	390	372,477
Biostime International Holdings Ltd. (China)[1]	33,000	84,413
BRF - Brasil Foods S.A. (Brazil)	15,610	283,986
Cal-Maine Foods, Inc.	2,300	99,199
Charoen Pokphand Foods PCL (Thailand)[1]	402,910	462,095
Danone S.A. (France)[1]	141,310	8,691,554
Flowers Foods, Inc.	8,820	173,666
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)	128,690	299,464
Ingredion, Inc.	3,800	233,548
M Dias Branco S.A. (Brazil)	4,800	161,178
Nestle S.A. (Switzerland)[1]	63,880	4,055,628
Sanderson Farms, Inc.	2,210	100,091
Tyson Foods, Inc. - Class A	358,430	6,025,208
Unilever plc - ADR (United Kingdom)	245,434	9,152,234
Universal Robina Corp. (Philippines)[1]	171,130	298,438

		30,572,490

Household Products - 0.11%
Reckitt Benckiser Group plc (United Kingdom)[1]	14,820	897,865

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products - 0.03%
Kao Corp. (Japan)[1]	3,900	$109,557
Natura Cosmeticos S.A. (Brazil)	3,470	92,514

		202,071

Tobacco - 0.02%
Gudang Garam Tbk PT (Indonesia)[1]	34,500	175,928

Total Consumer Staples		59,304,574

Energy - 11.86%
Energy Equipment & Services - 5.33%
Baker Hughes, Inc	272,760	11,447,737
Bourbon S.A. (France)[1]	1,770	47,788
Calfrac Well Services Ltd. (Canada)	11,300	259,207
Cameron International Corp.*	203,210	10,290,554
CARBO Ceramics, Inc	2,000	147,900
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	5,472	178,139
Gulfmark Offshore, Inc. - Class A*	2,450	79,184
Hornbeck Offshore Services, Inc.*	2,190	75,862
ION Geophysical Corp.*	22,000	142,120
Key Energy Services, Inc.*	11,080	72,463
National Oilwell Varco, Inc	1,150	84,755
Petroleum Geo-Services ASA (Norway)[1]	14,000	241,913
Poseidon Concepts Corp. (Canada)	10,710	158,385
Schlumberger Ltd	172,730	12,009,917
Trican Well Service Ltd. (Canada)	44,200	527,523
Weatherford International Ltd. - ADR*	743,040	8,396,352

		44,159,799

Oil, Gas & Consumable Fuels - 6.53%
Apache Corp	31,220	2,583,455
Cameco Corp. (Canada)	16,960	328,176
Chesapeake Energy Corp	157,330	3,187,506
Cloud Peak Energy, Inc.*	10,990	231,889
Encana Corp. (Canada)	209,270	4,719,039
EOG Resources, Inc	61,760	7,194,422
Hess Corp	488,610	25,534,759
Pacific Rubiales Energy Corp. (Colombia)	11,440	269,062
Paladin Energy Ltd. (Australia)*[2]	127,940	151,158
Petroleo Brasileiro S.A. - ADR (Brazil)	185,240	3,802,977
Range Resources Corp	69,880	4,567,357
Royal Dutch Shell plc - Class B (Netherlands)[1]	7,474	264,376
Royal Dutch Shell plc - Class B - ADR (Netherlands)	7,420	524,075
Statoil ASA (Norway)[1]	11,920	293,577

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Talisman Energy, Inc. (Canada)	40,030	$453,707

		54,105,535

Total Energy		98,265,334

Financials - 7.48%
Capital Markets - 0.06%
Deutsche Bank AG (Germany)[1]	11,290	514,269

Commercial Banks - 0.63%
Barclays plc (United Kingdom)[1]	88,550	327,437
BNP Paribas S.A. (France)[1]	10,210	515,040
CIT Group, Inc.*	12,690	472,322
Hong Leong Financial Group Berhad (Malaysia)[1]	105,620	446,432
HSBC Holdings plc (United Kingdom)[1]	32,180	317,274
HSBC Holdings plc - ADR (United Kingdom)	21,030	1,038,041
ICICI Bank Ltd. - ADR (India)	18,670	732,797
Standard Chartered plc (United Kingdom)[1]	22,210	525,860
Wells Fargo & Co	26,150	880,993

		5,256,196

Consumer Finance - 2.10%
American Express Co	107,700	6,027,969
Discover Financial Services	278,070	11,400,870

		17,428,839

Diversified Financial Services - 2.25%
Hankook Tire Worldwide Co. Ltd. (South Korea)[1]	2,841	36,669
JPMorgan Chase & Co	24,410	1,017,409
JSE Ltd. (South Africa)[1]	147,840	1,199,170
MarketAxess Holdings, Inc	35,580	1,111,519
Moody’s Corp	317,420	15,286,947

		18,651,714

Insurance - 0.54%
Admiral Group plc (United Kingdom)[1]	43,970	787,928
Allianz SE (Germany)[1]	7,740	961,500
AXA S.A. (France)[1]	4,615	73,557
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	76,400	674,831
Mapfre S.A. (Spain)[1]	226,030	627,012
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	3,663	589,387
Zurich Insurance Group AG (Switzerland)[1]	2,910	717,372

		4,431,587

Real Estate Investment Trusts (REITS) - 1.81%
Agree Realty Corp	3,000	75,720

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Alexandria Real Estate Equities, Inc	3,800	$267,634
Alstria Office REIT AG (Germany)[1]	41,540	501,698
American Assets Trust, Inc	3,990	108,408
American Campus Communities, Inc	10,740	486,629
Apartment Investment & Management Co. - Class A	14,700	392,343
Associated Estates Realty Corp	10,910	163,541
AvalonBay Communities, Inc	1,710	231,808
BioMed Realty Trust, Inc	34,100	651,992
Boston Properties, Inc	3,220	342,286
Camden Property Trust	3,500	229,705
CBL & Associates Properties, Inc	6,030	134,891
Cedar Realty Trust, Inc	5,770	30,523
Coresite Realty Corp	6,970	158,428
Corporate Office Properties Trust	20,750	517,713
CubeSmart	12,470	163,606
Digital Realty Trust, Inc	34,750	2,134,693
DuPont Fabros Technology, Inc	100,450	2,155,657
Education Realty Trust, Inc	18,150	191,119
Equity Lifestyle Properties, Inc	3,820	257,201
Equity One, Inc	6,630	138,567
Equity Residential	3,720	213,565
General Growth Properties, Inc	11,050	217,243
HCP, Inc	7,450	330,035
Health Care REIT, Inc	5,330	316,762
Healthcare Realty Trust, Inc	2,240	52,618
Healthcare Trust of America, Inc	4,630	46,300
Home Properties, Inc	7,540	458,357
Host Hotels & Resorts, Inc	19,393	280,423
Kimco Realty Corp	4,410	86,083
Land Securities Group plc (United Kingdom)[1]	18,400	239,114
LTC Properties, Inc	3,200	105,632
The Macerich Co	1,600	91,200
Mack-Cali Realty Corp	8,340	216,757
Mid-America Apartment Communities, Inc	5,100	330,021
National Retail Properties, Inc	3,590	113,731
Pebblebrook Hotel Trust	26,950	571,879
Potlatch Corp	1,240	47,715
Public Storage	950	131,699
Realty Income Corp	3,130	122,915
Simon Property Group, Inc	3,890	592,097
Sovran Self Storage, Inc	6,630	383,214
Tanger Factory Outlet Centers	3,680	115,810

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Taubman Centers, Inc.	1,360	$106,828
UDR, Inc.	17,710	429,822
Unibail-Rodamco SE (France)[1]	440	99,103

		15,033,085

Real Estate Management & Development - 0.06%
General Shopping Brasil S.A. (Brazil)*	77,220	406,811
Thomas Properties Group, Inc.	10,440	55,750

		462,561

Thrifts & Mortgage Finance - 0.03%
Aareal Bank AG (Germany)*[1]	9,707	208,731

Total Financials		61,986,982

Health Care - 9.94%
Biotechnology - 1.23%
Green Cross Corp. (South Korea)[1]	8,580	1,242,338
Incyte Corp. Ltd.*	32,460	518,062
Myriad Genetics, Inc.*	309,650	8,103,541
Protalix BioTherapeutics, Inc.*	60,970	294,485

		10,158,426

Health Care Equipment & Supplies - 3.80%
Abaxis, Inc.*	24,970	918,397
Alere, Inc.*	546,900	10,500,480
Becton, Dickinson and Co.	93,015	7,039,375
BioMerieux (France)[1]	9,870	956,441
DexCom, Inc.*	45,104	590,862
HeartWare International, Inc.*	8,890	746,582
Insulet Corp.*	62,200	1,319,262
MAKO Surgical Corp.*	32,360	490,254
Mindray Medical International Ltd. - ADR (China)	10,550	358,805
Neogen Corp.*	7,010	299,958
Quidel Corp.*	35,030	614,076
Sirona Dental Systems, Inc.*	15,580	892,111
Straumann Holding AG (Switzerland)[1]	1,250	154,029
Thoratec Corp.*	17,700	631,890
Volcano Corp.*	209,480	5,995,318

		31,507,840

Health Care Providers & Services - 0.47%
HMS Holdings Corp.*	16,450	379,831
Life Healthcare Group Holdings Ltd. (South Africa)[1]	17,040	64,448
Odontoprev S.A. (Brazil)	138,960	718,387
Qualicorp S.A. (Brazil)*	80,180	822,703

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services (continued)
Sonic Healthcare Ltd. (Australia)[1]	77,370	$1,043,335
Universal Health Services, Inc. - Class B	20,060	830,283

		3,858,987

Health Care Technology - 2.19%
Allscripts Healthcare Solutions, Inc.*	412,290	5,326,787
Cerner Corp.*	155,830	11,872,688
Computer Programs & Systems, Inc.	9,340	455,885
Greenway Medical Technologies, Inc.*	32,590	540,668

		18,196,028

Life Sciences Tools & Services - 1.77%
Gerresheimer AG (Germany)[1]	6,530	324,119
Lonza Group AG (Switzerland)[1]	20,020	1,015,379
Luminex Corp.*	50,520	812,362
QIAGEN N.V. (Netherlands)*[1]	12,980	226,124
QIAGEN N.V. - ADR (Netherlands)*	413,470	7,215,051
Waters Corp.*	48,860	3,997,237
WuXi PharmaTech Cayman, Inc. - ADR (China)*	75,470	1,070,919

		14,661,191

Pharmaceuticals - 0.48%
AstraZeneca plc (United Kingdom)[1]	2,175	100,866
AstraZeneca plc - ADR (United Kingdom)	12,710	589,744
Bayer AG (Germany)[1]	11,706	1,020,677
GlaxoSmithKline plc (United Kingdom)[1]	14,755	330,625
Novo Nordisk A/S - Class B (Denmark)[1]	2,470	395,979
Santen Pharmaceutical Co. Ltd. (Japan)[1]	3,100	135,797
Shire plc (Ireland)[1]	16,590	466,507
Takeda Pharmaceutical Co. Ltd. (Japan)[1]	2,700	125,498
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	6,650	268,793
UCB S.A. (Belgium)[1]	10,000	584,073

		4,018,559

Total Health Care		82,401,031

Industrials - 12.12%
Airlines - 4.04%
Copa Holdings S.A. - ADR - Class A (Panama)	4,600	426,972
Deutsche Lufthansa AG (Germany)[1]	17,640	269,874
Ryanair Holdings plc - ADR (Ireland)*	278,770	8,990,333
Southwest Airlines Co.	1,323,857	11,676,419
Spirit Airlines, Inc.*	29,000	508,950
United Continental Holdings, Inc.*	243,406	4,675,829

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines (continued)
US Airways Group, Inc.*	571,930	$6,966,107

		33,514,484

Building Products - 0.01%
A.O. Smith Corp.	1,600	97,232

Commercial Services & Supplies - 0.17%
Edenred (France)[1]	33,190	960,484
Interface, Inc.	5,060	72,409
Tomra Systems ASA (Norway)[1]	47,870	393,264

		1,426,157

Construction & Engineering - 0.49%
MYR Group, Inc.*	6,710	142,118
Quanta Services, Inc.*	150,570	3,904,280

		4,046,398

Electrical Equipment - 0.21%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	13,740	248,144
Alstom S.A. (France)[1]	14,500	495,649
Nexans S.A. (France)[1]	2,050	87,292
Polypore International, Inc.*	16,300	575,064
Prysmian S.p.A. (Italy)[1]	2,710	52,251
Schneider Electric S.A. (France)[1]	4,200	262,980

		1,721,380

Industrial Conglomerates - 1.20%
Siemens AG (Germany)[1]	98,970	9,972,060

Machinery - 3.28%
AGCO Corp.*	4,010	182,495
Astec Industries, Inc.*	2,380	68,544
Deere & Co.	2,000	170,880
FANUC Corp. (Japan)[1]	3,500	557,605
Flowserve Corp.	59,740	8,094,173
Graham Corp.	7,830	140,705
Joy Global, Inc.	133,810	8,356,435
Pall Corp.	98,620	6,209,115
Pentair Ltd. - ADR	5,510	232,742
Titan International, Inc.	10,040	210,639
Trinity Industries, Inc.	5,500	172,040
Turk Traktor ve Ziraat Makineleri AS (Turkey)[1]	18,500	404,687
Wabash National Corp.*	54,630	344,715
Westport Innovations, Inc. - ADR (Canada)*	72,180	2,025,371

		27,170,146

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Marine - 0.07%
Baltic Trading Ltd.	11,570	$39,454
D/S Norden A/S (Denmark)[1]	8,020	211,519
Diana Shipping, Inc. - ADR (Greece)*	4,140	29,808
Mitsui OSK Lines Ltd. (Japan)[1]	14,000	33,557
Nippon Yusen Kabushiki Kaisha (Japan)[1]	22,000	41,935
Pacific Basin Shipping Ltd. (Hong Kong)[1,3]	80,000	42,698
Sinotrans Shipping Ltd. (China)[1]	651,300	159,216

		558,187

Professional Services - 0.94%
Adecco S.A. (Switzerland)[1]	87,130	4,225,146
ALS Ltd. (Australia)[1]	17,500	167,993
Experian plc (United Kingdom)[1]	22,420	387,891
Manpower, Inc.	79,730	3,024,956

		7,805,986

Road & Rail - 0.59%
Norfolk Southern Corp.	79,770	4,893,889

Trading Companies & Distributors - 1.00%
Brenntag AG (Germany)[1]	530	66,874
Fastenal Co.	173,260	7,744,722
Mills Estruturas e Servicos de Engenharia S.A. (Brazil)	23,400	358,768
MSC Industrial Direct Co., Inc. - Class A	960	71,616

		8,241,980

Transportation Infrastructure - 0.12%
Groupe Eurotunnel S.A. (France)[1]	50,030	381,000
Malaysia Airports Holdings Berhad (Malaysia)[1]	327,440	624,565

		1,005,565

Total Industrials		100,453,464

Information Technology - 17.44%
Communications Equipment - 4.45%
Alcatel-Lucent - ADR (France)*	380,160	395,366
Infinera Corp.*	159,640	785,429
Juniper Networks, Inc.*	799,100	13,241,087
Polycom, Inc.*	56,200	563,124
Qualcomm, Inc.	148,820	8,717,131
Riverbed Technology, Inc.*	712,480	13,159,506

		36,861,643

Computers & Peripherals - 2.35%
Apple, Inc.	1,530	910,503
EMC Corp.*	751,660	18,355,537

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Computers & Peripherals (continued)
Fusion-io, Inc.*	4,820	$113,752
Immersion Corp.*	30,070	129,902

		19,509,694

Electronic Equipment, Instruments & Components - 1.18%
Amphenol Corp. - Class A	139,380	8,380,919
Hitachi Ltd. (Japan)[1]	106,000	562,136
Keyence Corp. (Japan)[1]	1,146	304,250
Rofin-Sinar Technologies, Inc.*	31,340	570,701

		9,818,006

Internet Software & Services - 2.65%
The Active Network, Inc.*	59,530	527,436
Google, Inc. - Class A*	22,099	15,022,237
LinkedIn Corp. - Class A*	38,620	4,129,637
LogMeIn, Inc.*	9,200	227,056
NHN Corp. (South Korea)[1]	2,000	462,620
Tencent Holdings Ltd. (China)[1]	31,000	1,090,408
Velti plc - ADR (Ireland)*	70,210	512,533

		21,971,927

IT Services - 4.03%
Amdocs Ltd. - ADR	269,830	8,923,278
Cap Gemini S.A. (France)[1]	34,680	1,458,926
Cielo S.A. (Brazil)	10,800	267,202
Euronet Worldwide, Inc.*	41,010	832,093
InterXion Holding NV - ADR (Netherlands)*	2,020	43,167
MasterCard, Inc. - Class A	20,830	9,601,172
Sapient Corp.*	14,400	148,032
VeriFone Systems, Inc.*	203,940	6,044,782
The Western Union Co.	481,000	6,108,700

		33,427,352

Semiconductors & Semiconductor Equipment - 0.18%
Samsung Electronics Co. Ltd. (South Korea)[1]	560	672,021
Sumco Corp. (Japan)*[1]	55,600	381,337
Tokyo Electron Ltd. (Japan)[1]	9,300	418,782

		1,472,140

Software - 2.60%
Autodesk, Inc.*	324,690	10,338,130
Aveva Group plc (United Kingdom)[1]	10,950	352,363
Electronic Arts, Inc.*	732,440	9,045,634
RealPage, Inc.*	36,370	793,957

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
SAP AG (Germany)[1]	13,420	$978,622

		21,508,706

Total Information Technology		144,569,468

Materials - 5.08%
Chemicals - 4.21%
Air Products & Chemicals, Inc.	52,440	4,065,673
BASF SE (Germany)[1]	7,360	610,512
Calgon Carbon Corp.*	9,640	119,440
Chr. Hansen Holding A/S (Denmark)[1]	5,800	181,497
Flotek Industries, Inc.*	9,360	103,990
Johnson Matthey plc (United Kingdom)[1]	11,091	403,587
Linde AG (Germany)[1]	5,330	896,942
Monsanto Co.	255,140	21,959,900
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	2,600	146,804
Syngenta AG (Switzerland)[1]	16,050	6,257,727
Yingde Gases (Hong Kong)[1]	169,000	159,997

		34,906,069

Construction Materials - 0.05%
CRH plc (Ireland)[1]	12,010	224,045
Holcim Ltd. (Switzerland)[1]	2,710	184,947

		408,992

Metals & Mining - 0.82%
Alcoa, Inc.	727,280	6,232,790
Alumina Ltd. (Australia)[1]	123,840	123,620
Impala Platinum Holdings Ltd. (South Africa)[1]	9,270	167,133
Norsk Hydro ASA (Norway)[1]	21,070	94,858
Umicore S.A. (Belgium)[1]	3,850	197,844

		6,816,245

Total Materials		42,131,306

Telecommunication Services - 1.61%
Diversified Telecommunication Services - 1.49%
Swisscom AG - ADR (Switzerland)[4]	9,116	378,679
Telefonica S.A. - ADR (Spain)	39,010	512,591
Telenor ASA (Norway)[1]	553,990	10,895,942
Telenor ASA - ADR (Norway)[4]	9,830	578,495

		12,365,707

Wireless Telecommunication Services - 0.12%
MTN Group Ltd. (South Africa)[1]	7,410	133,895

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
SK Telecom Co. Ltd. - ADR (South Korea)	53,960	$843,395

		977,290

Total Telecommunication Services		13,342,997

Utilities - 0.09%
Multi-Utilities - 0.05%
GDF Suez (France)[1]	4,464	102,459
National Grid plc (United Kingdom)[1]	24,670	281,353

		383,812

Water Utilities - 0.04%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	15,510	366,091

Total Utilities		749,903

TOTAL COMMON STOCKS
(Identified Cost $666,395,451)		717,669,646

CORPORATE BONDS - 7.00%

Non-Convertible Corporate Bonds - 7.00%
Consumer Discretionary - 1.01%
Media - 0.51%
NBCUniversal Media LLC, 2.875%, 4/1/2016	$3,955,000	4,193,775

Specialty Retail - 0.50%
Lowe’s Companies, Inc., 1.625%, 4/15/2017	4,080,000	4,189,438

Total Consumer Discretionary		8,383,213

Consumer Staples - 0.51%
Beverages - 0.51%
PepsiCo, Inc., 1.25%, 8/13/2017	4,170,000	4,227,237

Financials - 2.91%
Capital Markets - 0.94%
BNP Paribas Home Loan Covered Bonds S.A. (France)[5], 2.20%, 11/2/2015	2,425,000	2,500,903
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	410,000	463,578
Jefferies Group, Inc., 5.125%, 4/13/2018	850,000	873,375
Jefferies Group, Inc., 8.50%, 7/15/2019	3,000,000	3,510,000
Morgan Stanley, 5.50%, 1/26/2020	405,000	447,150

		7,795,006

Commercial Banks - 1.30%
Bank of Nova Scotia (Canada)[5], 1.45%, 7/26/2013	970,000	977,760
Bank of Nova Scotia (Canada)[5], 1.65%, 10/29/2015	2,425,000	2,499,933
Barclays Bank plc (United Kingdom)[5], 2.50%, 9/21/2015	2,425,000	2,526,513
Royal Bank of Canada (Canada)[5], 3.125%, 4/14/2015	2,135,000	2,266,516
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks (continued)
The Toronto-Dominion Bank (Canada)[5], 2.20%, 7/29/2015	$2,425,000	$2,532,427

		10,803,149

Consumer Finance - 0.05%
American Express Co., 8.125%, 5/20/2019	315,000	426,162

Diversified Financial Services - 0.10%
Citigroup, Inc., 8.50%, 5/22/2019	279,000	372,026
JPMorgan Chase & Co., 4.95%, 3/25/2020	385,000	442,219

		814,245

Insurance - 0.52%
American International Group, Inc., 5.45%, 5/18/2017	3,740,000	4,281,986

Total Financials		24,120,548

Health Care - 0.51%
Biotechnology - 0.51%
Amgen, Inc., 5.70%, 2/1/2019	3,510,000	4,225,566

Industrials - 1.07%
Aerospace & Defense - 0.51%
United Technologies Corp., 1.80%, 6/1/2017	4,040,000	4,194,203

Industrial Conglomerates - 0.56%
General Electric Capital Corp., 1.625%, 7/2/2015	4,115,000	4,185,547
General Electric Capital Corp., 5.50%, 1/8/2020	375,000	446,128

		4,631,675

Total Industrials		8,825,878

Information Technology - 0.49%
Computers & Peripherals - 0.49%
Hewlett-Packard Co., 2.60%, 9/15/2017	4,170,000	4,060,854

Telecommunication Services - 0.50%
Diversified Telecommunication Services - 0.50%
Verizon Communications, Inc., 8.75%, 11/1/2018	2,980,000	4,158,048

TOTAL CORPORATE BONDS
(Identified Cost $56,566,589)		58,001,344

MUTUAL FUNDS - 0.06%
iShares S&P India Nifty 50 Index Fund	10,400	248,144
PowerShares India Portfolio	12,800	228,480

TOTAL MUTUAL FUNDS
(Identified Cost $427,472)		476,624

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2012

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES - 1.42%

Other Agencies - 1.42%
Fannie Mae, 6.25%, 5/15/2029	$1,608,000	$2,340,503
Fannie Mae, 7.25%, 5/15/2030	1,448,000	2,332,895
Fannie Mae, 6.625%, 11/15/2030	1,528,000	2,345,046
Freddie Mac, 6.75%, 3/15/2031	1,508,000	2,346,852
Freddie Mac, 6.25%, 7/15/2032	1,608,000	2,417,818

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $10,797,943)		11,783,114

SHORT-TERM INVESTMENT - 5.12%

Dreyfus Cash Management, Inc. - Institutional Shares[6] , 0.06%,
(Identified Cost $42,446,095)	42,446,095	42,446,095

TOTAL INVESTMENTS - 100.19%
(Identified Cost $776,633,550)		830,376,823
LIABILITIES, LESS OTHER ASSETS - (0.19%)		(1,568,764)

NET ASSETS - 100%		$828,808,059

ADR - American Depository Receipt

*Non-income producing security

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Traded on Canadian exchange.

3Traded on Hong Kong exchange.

4Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

5Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $13,304,052, or 1.61%, of the Series’ net assets as of October 31, 2012 (see Note 2 to the financial statements).

6Rate shown is the current yield as of October 31, 2012.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2012

ASSETS:

Investments, at value (identified cost $776,633,550) (Note 2)	$830,376,823
Foreign currency (identified cost $1,412)	1,418
Interest receivable	719,855
Receivable for fund shares sold	702,715
Foreign tax reclaims receivable	353,998
Dividends receivable	265,202
Receivable for securities sold	197,077

TOTAL ASSETS	832,617,088

LIABILITIES:

Accrued management fees (Note 3)	537,491
Accrued shareholder services fees (Class S) (Note 3)	101,452
Accrued transfer agent fees (Note 3)	43,583
Accrued fund accounting and administration fees (Note 3)	31,095
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R)(Note 3)	27,210
Accrued Chief Compliance Officer service fees (Note 3)	369
Payable for fund shares repurchased	2,156,939
Payable for securities purchased	829,418
Other payables and accrued expenses	81,472

TOTAL LIABILITIES	3,809,029

TOTAL NET ASSETS	$828,808,059

NET ASSETS CONSIST OF:

Capital stock	$602,334
Additional paid-in-capital	757,295,291
Undistributed net investment income	367,069
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	16,797,651
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	53,745,714

TOTAL NET ASSETS	$828,808,059

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2012

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($467,243,747/27,487,890 shares)	$17.00

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($320,999,207/29,326,301 shares)	$10.95

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($23,045,324/2,024,592 shares)	$11.38

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($17,519,781/1,394,571 shares)	$12.56

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2012

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $571,798)	$9,814,863
Interest	1,409,969

Total Investment Income	11,224,832

EXPENSES:

Management fees (Note 3)	5,874,252
Shareholder services fees (Class S) (Note 3)	1,223,358
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	201,209
Transfer agent fees (Note 3)	192,262
Fund accounting and administration fees (Note 3)	139,352
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	57,464
Directors’ fees (Note 3)	16,111
Chief Compliance Officer service fees (Note 3)	2,496
Custodian fees	81,570
Miscellaneous	272,480

Total Expenses	8,060,554

NET INVESTMENT INCOME	3,164,278

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	35,060,540
Foreign currency and translation of other assets and liabilities (net of Brazilian tax of $1,515)	(25,652)

35,034,888

Net change in unrealized appreciation (depreciation) on- Investments	33,613,437
Foreign currency and translation of other assets and liabilities	(75,182)

33,538,255

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	68,573,143

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,737,421

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,164,278	$5,050,643
Net realized gain (loss) on investments and foreign currency (net of Brazilian tax of $1,515 and $61,928, respectively)	35,034,888	36,622,584
Net change in unrealized appreciation (depreciation) on investments and foreign currency	33,538,255	(37,022,155)

Net increase from operations	71,737,421	4,651,072

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(2,108,007)	(2,786,497)
From net investment income (Class I)	(2,634,625)	(2,324,919)
From net investment income (Class C)	(15,318)	(42,076)
From net investment income (Class R)	(56,697)	(2,032)

Total distributions to shareholders	(4,814,647)	(5,155,524)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	17,554,083	7,297,306

Net increase in net assets	84,476,857	6,792,854

NET ASSETS:

Beginning of year	744,331,202	737,538,348

End of year (including undistributed net investment income of $367,069 and $1,936,234, respectively)	$828,808,059	$744,331,202

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEARS ENDED
	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$15.66	$15.59	$13.35	$11.50	$19.57

Income (loss) from investment operations:
Net investment income	0.06 [1]	0.10 [1]	0.08 [1]	0.06 [1]	0.12
Net realized and unrealized gain (loss) on investments	1.35	0.05	2.21	1.90	(6.22)

Total from investment operations	1.41	0.15	2.29	1.96	(6.10)

Less distributions to shareholders:
From net investment income	(0.07)	(0.08)	(0.05)	(0.11)	(0.10)
From net realized gain on investments	—	—	—	—	(1.87)

Total distributions to shareholders	(0.07)	(0.08)	(0.05)	(0.11)	(1.97)

Net asset value - End of year	$17.00	$15.66	$15.59	$13.35	$11.50

Net assets - End of year (000’s omitted)	$467,244	$512,215	$539,781	$443,770	$342,015

Total return[2]	9.04%	0.94%	17.17%	17.34%	(34.19%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.09%	1.09%	1.10%	1.10%	1.10%
Net investment income	0.36%	0.59%	0.54%	0.55%	0.77%
Series portfolio turnover	64%	65%	68%	67%	82%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[3]	0.03%	0.04%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	FOR THE YEARS ENDED				FOR THE PERIOD
	10/31/12	10/31/11	10/31/10	10/31/09	3/28/08[1] TO 10/31/08
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.12	$10.12	$8.70	$7.57	$10.00

Income (loss) from investment operations:
Net investment income	0.06 [2]	0.09 [2]	0.08 [2]	0.05 [2]	0.05
Net realized and unrealized gain (loss) on investments	0.88	0.03	1.43	1.24	(2.44)

Total from investment operations	0.94	0.12	1.51	1.29	(2.39)

Less distributions to shareholders:
From net investment income	(0.11)	(0.12)	(0.09)	(0.16)	(0.04)

Net asset value - End of period	$10.95	$10.12	$10.12	$8.70	$7.57

Net assets - End of period (000’s omitted)	$320,999	$210,597	$190,344	$52,271	$2,597

Total return[3]	9.42%	1.14%	17.47%	17.58%	(24.01%)
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.84%	0.84%	0.85%	0.85%	0.85%[4]
Net investment income	0.57%	0.83%	0.81%	0.68%	0.88%[4]
Series portfolio turnover	64%	65%	68%	67%	82%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[5]	0.02%	0.08%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class C

	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/12	10/31/11	1/4/10[1] TO 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.52	$10.54	$10.00

Income (loss) from investment operations:
Net investment loss[2]	(0.04)	(0.02)	(0.01)
Net realized and unrealized gain on investments	0.91	0.04	0.58

Total from investment operations	0.87	0.02	0.57

Less distributions to shareholders:
From net investment income	(0.01)	(0.04)	(0.03)

Net asset value - End of period	$11.38	$10.52	$10.54

Net assets - End of period (000’s omitted)	$23,045	$18,102	$7,383

Total return[3]	8.27%	0.15%	5.68%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.84%	1.84%	1.85%[4]
Net investment loss	(0.40%)	(0.15%)	(0.13%)[4]
Series portfolio turnover	64%	65%	68%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.01%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	FOR THE YEARS ENDED		FOR THE PERIOD
	10/31/12	10/31/11	6/30/10[1] TO 10/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.63	$11.64	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.00 [3]	0.00 [3]	(0.01)
Net realized and unrealized gain on investments	1.00	0.09	1.65

Total from investment operations	1.00	0.09	1.64

Less distributions to shareholders:
From net investment income	(0.07)	(0.10)	—

Net asset value - End of period	$12.56	$11.63	$11.64

Net assets - End of period (000’s omitted)	$17,520	$3,418	$31

Total return[4]	8.72%	0.71%	16.40%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.34%	1.34%	1.35%[5]
Net investment income	0.02%	0.04%	(0.38%)[5]
Series portfolio turnover	64%	65%	68%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $0.01.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized. 5Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific goals. The goals are as follows: Pro-Blend® Conservative Term Series - primary goal is preservation of capital; secondary goal is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary goal is long-term growth of capital; secondary goal is preservation of capital. Pro-Blend® Maximum Term Series - primary goal is long-term growth of capital.

Each Series is authorized to issue six classes of shares (Class C, R, E, I, S and Z). Currently, only Class S, I, C and R shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2012, 10.3 billion shares have been designated in total among 43 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 25 million each have been designated as Class C common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series and 52.5 million each have been designated as Class R common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as a benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instruments’ level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measure. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2012 in valuing the Series’ assets or liabilities carried at fair value:

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Consumer Discretionary	$58,447,825	$51,432,313	$7,015,512	$—
Consumer Staples	45,422,373	40,151,997	5,270,376	—
Energy	54,842,151	54,470,353	371,798	—
Financials	72,539,224	67,630,781	4,908,443	—
Health Care	56,326,455	53,163,066	3,163,389	—
Industrials	38,244,670	33,223,765	5,020,905	—
Information Technology	58,995,281	56,726,935	2,268,346	—
Materials	23,895,362	20,407,922	3,487,440	—
Telecommunication Services	5,958,176	2,030,992	3,927,184	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Utilities	$1,480,207	$1,405,279	$74,928	$—
Preferred Securities:
Financials	4,350,595	4,350,595	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	428,138,607	—	428,138,607	—
Corporate Debt:
Consumer Discretionary	57,592,147	—	57,592,147	—
Consumer Staples	11,293,704	—	11,293,704	—
Energy	29,718,041	—	29,718,041	—
Financials	158,813,218	—	158,813,218	—
Health Care	15,093,700	—	15,093,700	—
Industrials	38,268,806	—	38,268,806	—
Information Technology	10,506,180	—	10,506,180	—
Materials	28,424,000	—	28,424,000	—
Telecommunication Services	8,339,951	—	8,339,951	—
Utilities	8,021,866	—	8,021,866	—
Convertible corporate debt:
Financials	484,825	—	484,825	—
Health Care	169,875	—	169,875	—
Information Technology	62,075	—	62,075	—
Materials	959,766	—	959,766	—
Asset-backed securities	4,535,697	—	4,535,697	—
Commercial mortgage-backed securities	28,429,295	—	28,429,295	—
Foreign government bonds	27,597,120	—	27,597,120	—
Mutual funds	44,255,111	44,255,111	—	—

Total assets	$1,321,206,303	$429,249,109	$891,957,194	$—

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Consumer Discretionary	$101,040,853	$89,485,877	$11,554,976	$—
Consumer Staples	50,450,202	22,289,752	28,160,450	—
Energy	72,178,343	71,160,168	1,018,175	—
Financials	74,529,971	64,563,732	9,966,239	—
Health Care	51,840,634	42,941,982	8,898,652	—
Industrials	45,841,389	34,935,269	10,906,120	—
Information Technology	115,315,643	108,543,577	6,772,066	—
Materials	38,909,971	29,354,364	9,555,607	—
Telecommunication Services	12,989,518	1,246,854	11,742,664	—
Utilities	842,243	516,782	325,461	—
Preferred Securities:
Financials	4,270,385	4,270,385	—	—
Debt securities:

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
U.S. Treasury and other U.S. Government agencies	$345,482,798	$—	$345,482,798	$—
Corporate Debt:
Consumer Discretionary	32,075,445	—	32,075,445	—
Consumer Staples	4,217,652	—	4,217,652	—
Energy	21,446,123	—	21,446,123	—
Financials	141,742,289	—	141,742,289	—
Health Care	16,204,779	—	16,204,779	—
Industrials	33,643,339	—	33,643,339	—
Information Technology	7,803,643	—	7,803,643	—
Materials	28,845,563	—	28,845,563	—
Telecommunication Services	10,136,948	—	10,136,948	—
Utilities	4,019,418	—	4,019,418	—
Convertible corporate debt:
Financials	975,563	—	975,563	—
Health Care	401,944	—	401,944	—
Information Technology	333,653	—	333,653	—
Materials	1,097,578	—	1,097,578	—
Asset-backed securities	2,645,858	—	2,645,858	—
Commercial mortgage-backed securities	30,040,554	—	30,040,554	—
Foreign government bonds	31,711,922	—	31,711,922	—
Mutual funds	40,353,899	40,353,899	—	—

Total assets	$1,321,388,120	$509,662,641	$811,725,479	$—

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Consumer Discretionary	$134,936,298	$120,118,934	$14,817,364	$—
Consumer Staples	53,127,619	31,919,554	21,208,065	—
Energy	97,631,351	96,177,155	1,454,196	—
Financials	93,808,907	81,352,278	12,456,629	—
Health Care	84,371,711	58,076,244	26,295,467	—
Industrials	63,937,870	47,641,252	16,296,618	—
Information Technology	157,782,491	147,791,817	9,990,674	—
Materials	51,697,797	40,087,495	11,610,302	—
Telecommunication Services	17,094,919	1,673,683	15,421,236	—
Utilities	1,074,196	722,009	352,187	—
Preferred Securities:
Financials	4,397,072	4,397,072	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	243,002,332	—	243,002,332	—
Corporate Debt:
Consumer Discretionary	24,569,584	—	24,569,584	—
Consumer Staples	4,143,713	—	4,143,713	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Energy	$16,876,499	$—	$16,876,499	$—
Financials	117,808,340	—	117,808,340	—
Health Care	11,321,162	—	11,321,162	—
Industrials	27,823,412	—	27,823,412	—
Information Technology	6,163,387	—	6,163,387	—
Materials	21,624,721	—	21,624,721	—
Telecommunication Services	9,887,786	—	9,887,786	—
Utilities	5,567,699	—	5,567,699	—
Convertible corporate debt:
Financials	1,005,125	—	1,005,125	—
Health Care	452,225	—	452,225	—
Information Technology	519,878	—	519,878	—
Materials	1,127,109	—	1,127,109	—
Asset-backed securities	2,882,292	—	2,882,292	—
Commercial mortgage-backed securities	29,347,581	—	29,347,581	—
Foreign government bonds	23,226,744	—	23,226,744	—
Mutual funds	39,313,140	39,313,140	—	—

Total assets	$1,346,522,960	$669,270,633	$677,252,327	$—

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity Securities:
Consumer Discretionary	$114,464,587	$104,330,190	$10,134,397	$—
Consumer Staples	59,304,574	23,894,059	35,410,515	—
Energy	98,265,334	97,239,541	1,025,793	—
Financials	61,986,982	53,299,429	8,687,553	—
Health Care	82,401,031	74,214,796	8,186,235	—
Industrials	100,453,464	80,654,924	19,798,540	—
Information Technology	144,569,468	137,888,003	6,681,465	—
Materials	42,131,306	32,481,793	9,649,513	—
Telecommunication Services	13,342,997	1,355,986	11,987,011	—
Utilities	749,903	366,091	383,812	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	11,783,114	—	11,783,114	—
Corporate Debt:
Consumer Discretionary	8,383,213	—	8,383,213	—
Consumer Staples	4,227,237	—	4,227,237	—
Financials	24,120,548	—	24,120,548	—
Health Care	4,225,566	—	4,225,566	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Industrials	$8,825,878	$—	$8,825,878	$—
Information Technology	4,060,854	—	4,060,854	—
Telecommunication Services	4,158,048	—	4,158,048	—
Mutual funds	42,922,719	42,922,719	—	—

Total assets	$830,376,823	$648,647,531	$181,729,292	$—

There were no Level 3 securities held by any of the Pro-Blend® Series as of October 31, 2011 or October 31, 2012.

Please see the Investment Portfolio for each of the Series for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2012.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Forward Foreign Currency Exchange Contracts (continued)

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

Each Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series have in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. Investments in forward foreign currency exchange contacts held by each Series, if any, on October 31, 2012 are shown at the end of each Investment Portfolio. During the period of November 1, 2011 through March 15, 2012, the period for which forward foreign currency contracts were held, the average volume of derivative activity (measured in terms of notional amounts) was $141,579, $365,162 and $358,560 for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series, respectively.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series account for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in each applicable Series’ Investment Portfolio. None of the Series had TBA dollar rolls outstanding as of October 31, 2012.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2012, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2009 through October 31, 2012. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% for Pro-Blend® Conservative Term Series and 0.75% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

Class S shares of each Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

accounts and reporting services. For these services, Class S of each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% for Pro-Blend® Conservative Term Series Class S and 0.25% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2013, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of shareholder services fees and distribution and service fees (12b-1), at no more than the amounts presented in the following table, of average daily net assets each year. In addition, the Advisor has voluntarily agreed to waive fees and reimburse expenses during the current fiscal year in order to keep total direct annual fund operating expenses for the Series, inclusive of shareholder services fees and distribution and service fees (12b-1), at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT	VOLUNTARY EXPENSE LIMITATION
Pro-Blend® Conservative Term Series Class S	0.80%	0.90%
Pro-Blend® Conservative Term Series Class I	0.70%	—
Pro-Blend® Conservative Term Series Class C	0.80%	1.70%
Pro-Blend® Conservative Term Series Class R	0.80%	1.20%
Pro-Blend® Moderate Term Series Class S	0.95%	1.10%
Pro-Blend® Moderate Term Series Class I	0.85%	—
Pro-Blend® Moderate Term Series Class C	0.95%	1.85%
Pro-Blend® Moderate Term Series Class R	0.95%	1.35%
Pro-Blend® Extended Term Series Class S	0.95%	1.10%
Pro-Blend® Extended Term Series Class I	0.85%	—
Pro-Blend® Extended Term Series Class C	0.95%	1.85%
Pro-Blend® Extended Term Series Class R	0.95%	1.35%
Pro-Blend® Maximum Term Series Class S	0.95%	1.10%
Pro-Blend® Maximum Term Series Class I	0.85%	—
Pro-Blend® Maximum Term Series Class C	0.95%	1.85%
Pro-Blend® Maximum Term Series Class R	0.95%	1.35%

The Advisor may change or eliminate all or part of its voluntary waiver at any time. For the year ended October 31, 2012, the Advisor did not waive fees or reimburse expenses for any of the Series.

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class C and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 1.00% of average daily net assets attributable to Class C shares and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and services fees on the Class S or Class I shares of each Series. The fees are accrued daily and paid monthly.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees by 10%, excluding out-of-pocket expenses.

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2012, purchases and sales of securities, other than short-term securities, were as follows:

	PURCHASES		SALES
SERIES	OTHER ISSUERS	GOVERNMENT	OTHER ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$548,277,199	$304,332,209	$388,664,042	$245,889,440
Pro-Blend® Moderate Term Series	462,165,627	276,858,638	481,720,000	83,642,244
Pro-Blend® Extended Term Series	571,206,576	301,592,820	529,629,484	176,394,711
Pro-Blend® Maximum Term Series	452,441,477	44,501,580	415,172,788	67,513,006

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class C and Class R shares:

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS S:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	26,069,181	$343,763,360	41,128,782	$538,739,989
Reinvested	2,267,263	28,835,907	2,348,318	29,945,209
Repurchased	(23,020,286)	(304,046,708)	(28,447,470)	(372,362,380)

Total	5,316,158	$68,552,559	15,029,630	$196,322,818

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS I:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	11,315,785	$120,465,074	6,621,598	$70,534,777
Reinvested	496,678	5,126,231	464,786	4,845,089
Repurchased	(6,068,215)	(64,644,410)	(2,853,614)	(30,612,336)

Total	5,744,248	$60,946,895	4,232,770	$44,767,530

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS C:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,294,301	$34,352,366	2,878,263	$29,930,044
Reinvested	165,508	1,656,482	87,934	892,913
Repurchased	(808,540)	(8,436,523)	(482,213)	(5,010,887)

Total	2,651,269	$27,572,325	2,483,984	$25,812,070

PRO-BLEND® CONSERVATIVE TERM SERIES CLASS R:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,136,578	$32,630,982	313,344	$3,231,709
Reinvested	38,175	386,243	456	4,741
Repurchased	(354,355)	(3,733,100)	(42,968)	(447,772)

Total	2,820,398	$29,284,125	270,832	$2,788,678

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MODERATE TERM SERIES CLASS S:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	13,456,576	$173,187,990	21,968,787	$286,379,412
Reinvested	2,497,934	30,293,484	1,475,969	18,769,387
Repurchased	(15,524,966)	(199,950,024)	(19,552,324)	(255,845,262)

Total	429,544	$3,531,450	3,892,432	$49,303,537

PRO-BLEND® MODERATE TERM SERIES CLASS I:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	19,011,171	$195,393,293	10,586,608	$112,330,732
Reinvested	1,793,291	17,519,244	931,494	9,639,123
Repurchased	(7,863,290)	(80,891,498)	(5,691,539)	(60,329,149)

Total	12,941,172	$132,021,039	5,826,563	$61,640,706

PRO-BLEND® MODERATE TERM SERIES CLASS C:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,743,976	$28,755,211	3,188,019	$34,023,071
Reinvested	295,321	2,909,073	101,484	1,061,587
Repurchased	(974,897)	(10,273,739)	(773,849)	(8,231,166)

Total	2,064,400	$21,390,545	2,515,654	$26,853,492

PRO-BLEND® MODERATE TERM SERIES CLASS R:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,467,798	$26,568,820	1,781,246	$19,006,290
Reinvested	125,978	1,275,941	2,016	21,870
Repurchased	(683,284)	(7,401,853)	(99,656)	(1,089,061)

Total	1,910,492	$20,442,908	1,683,606	$17,939,099

PRO-BLEND® EXTENDED TERM SERIES CLASS S:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	13,112,333	$202,738,783	16,001,971	$251,124,390
Reinvested	2,045,908	29,485,102	564,378	8,698,817
Repurchased	(11,985,226)	(186,275,586)	(14,847,080)	(232,518,001)

Total	3,173,015	$45,948,299	1,719,269	$27,305,206

PRO-BLEND® EXTENDED TERM SERIES CLASS I:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	21,647,453	$216,083,753	12,745,928	$134,769,394
Reinvested	1,373,291	13,023,907	363,643	3,769,679
Repurchased	(13,118,636)	(131,307,939)	(9,261,024)	(98,182,021)

Total	9,902,108	$97,799,721	3,848,547	$40,357,052

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® EXTENDED TERM SERIES CLASS C:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,122,883	$22,673,316	4,089,975	$45,138,799
Reinvested	384,905	3,827,641	50,691	552,372
Repurchased	(1,041,421)	(11,141,698)	(581,472)	(6,343,489)

Total	1,466,367	$15,359,259	3,559,194	$39,347,682

PRO-BLEND® EXTENDED TERM SERIES CLASS R:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,966,151	$32,865,356	742,885	$8,337,390
Reinvested	120,408	1,254,744	933	10,782
Repurchased	(499,400)	(5,671,501)	(24,790)	(288,098)

Total	2,587,159	$28,448,599	719,028	$8,060,074

PRO-BLEND® MAXIMUM TERM SERIES CLASS S:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,736,070	$76,881,479	10,313,961	$170,140,771
Reinvested	135,989	2,059,460	167,146	2,721,541
Repurchased	(10,099,677)	(164,352,376)	(12,380,054)	(201,770,974)

Total	(5,227,618)	$(85,411,437)	(1,898,947)	$(28,908,662)

PRO-BLEND® MAXIMUM TERM SERIES CLASS I:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	16,683,670	$170,265,289	8,318,101	$88,898,033
Reinvested	136,210	1,338,627	94,403	994,204
Repurchased	(8,295,889)	(84,917,904)	(6,413,546)	(68,366,415)

Total	8,523,991	$86,686,012	1,998,958	$21,525,822

PRO-BLEND® MAXIMUM TERM SERIES CLASS C:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	624,670	$6,847,410	1,158,000	$12,880,192
Reinvested	1,483	14,790	3,732	41,088
Repurchased	(321,604)	(3,491,401)	(141,903)	(1,528,428)

Total	304,549	$3,370,799	1,019,829	$11,392,852

PRO-BLEND® MAXIMUM TERM SERIES CLASS R:	FOR THE YEAR ENDED 10/31/12		FOR THE YEAR ENDED 10/31/11
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,291,508	$15,255,655	319,544	$3,625,125
Reinvested	4,971	55,655	166	2,032
Repurchased	(195,888)	(2,402,601)	(28,368)	(339,863)

Total	1,100,591	$12,908,709	291,342	$3,287,294

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

At October 31, 2012, the retirement plan of the Advisor and its affiliates owned the following:

SERIES	SHARES OWNED	PERCENTAGE OF SERIES SHARES OUTSTANDING	VALUE
Pro-Blend® Conservative Term Series	122,593	0.1%	$1,352,197
Pro-Blend® Moderate Term Series	284,226	0.3%	3,032,689
Pro-Blend® Extended Term Series	1,642,665	1.6%	17,247,980
Pro-Blend® Maximum Term Series	1,640,736	2.7%	17,966,058

In addition, one shareholder owned 14,815,859 shares of Pro-Blend® Moderate Term Series (13.3% of shares outstanding) valued at $158,085,219. The Target 2040 Series, another series of the Fund, owned 6,970,418 shares of Pro-Blend® Maximum Term Series (11.6% of shares outstanding) valued at $76,326,078. Investment activities of these shareholders may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2012.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, market discount, and investments in passive foreign investment companies (PFICs), real estate investment trusts, and hybrid securities. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2012, $66,212 and $26,079 were reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments for Pro-Blend® Conservative Term Series and Pro-Blend® Moderate Term Series, respectively. $348,946 and $81,204 were reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, respectively. Any such reclassifications are not reflected in the financial highlights.

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES		PRO-BLEND® MODERATE TERM SERIES
	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
Ordinary income	$23,254,049	$24,078,415	$25,502,215	$16,673,921
Long-term capital gains	16,955,171	15,715,342	31,469,820	15,353,111

	PRO-BLEND® EXTENDED TERM SERIES		PRO-BLEND® MAXIMUM TERM SERIES
	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11	FOR THE YEAR ENDED 10/31/12	FOR THE YEAR ENDED 10/31/11
Ordinary income	$18,107,350	$16,063,588	$4,814,647	$5,155,524
Long-term capital gains	39,623,892	—	—	—

At October 31, 2012, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$1,253,609,830	$1,252,200,518	$1,275,153,080	$778,289,867
Unrealized appreciation	83,796,452	103,389,378	116,042,194	92,061,044
Unrealized depreciation	(16,199,979)	(34,201,776)	(44,672,314)	(39,974,088)

Net unrealized appreciation	$67,596,473	$69,187,602	$71,369,880	$52,086,956
Undistributed ordinary income	13,821,666	11,944,432	13,874,175	409,444
Undistributed long-term gains	25,185,893	29,195,119	40,528,335	18,411,593

The Pro-Blend® Maximum Term Series utilized capital loss carryovers of $15,905,020 in the current year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Series after October 31, 2011, may get carried forward indefinitely, and will retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Series were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the Series did not have pre or post-enactment net capital loss carryforwards.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of -Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 19, 2012

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$4,570,911
Pro-Blend® Moderate Term Series	8,455,900
Pro-Blend® Extended Term Series	9,377,345
Pro-Blend® Maximum Term Series	4,814,647

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	11.73%
Pro-Blend® Moderate Term Series	17.75%
Pro-Blend® Extended Term Series	27.84%
Pro-Blend® Maximum Term Series	100.00%

The percentage of ordinary income distribution paid by the Series during the year ended October 31, 2012 which was derived from U.S. Treasury securities is as follows:

Series	U.S. Treasury%
Pro-Blend® Conservative Term Series	4.16%
Pro-Blend® Moderate Term Series	1.86%
Pro-Blend® Extended Term Series	2.06%
Pro-Blend® Maximum Term Series	1.12%

The law varies in each state as to whether and what percentage of dividend income attributable to U.S. Treasury securities is exempt from state and local income tax. It is recommended that you consult your tax advisor to determine if any portion of the dividends you received is exempt from income taxes.

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice
Chairman since June 2010; Co-Executive Director from 2003-2010 -
Manning & Napier Advisors, LLC, President; Director - Manning & Napier
Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman,
Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group
(property management and investment). Director 1995-2008 and
Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	74
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995-2006) - McDermott, Will &
Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
WebMD (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-present)
HoustonPharma (2000-2009)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	62
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (investments)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Ryan Albano
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	30
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager since 2011 - Manning & Napier Advisors, LLC;
Manager (2004-2011) – KPMG LLP
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning &
Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	25
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting, Manning & Napier Advisors, LLC since 1997
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of
Compliance); Corporate Secretary, Manning & Napier Investor Services,
Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

* Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on

Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and / or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

MNPRO-10/12-AR

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Tax Managed Series, Equity Series, Overseas Series, Dividend Focus Series, Target Income Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, and Target 2055 Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2012 and 2011 were:

	2012	2011

Audit Fees (a)	369,967	283,745

Audit Related Fees (b)	0	0

Tax Fees (c)	112,050	80,750

All Other Fees (d)	0	0

	482,017	364,495

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2012 and 2011.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2012	2011

Audit Related Fees	1,944	1,944
Tax Fees	0	0

	1,944	1,944

The Audit Related fees for the years ended October 31, 2012 and 2011 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2012 and 2011.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2012 and 2011 were $112,050 and $80,750, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,944 and $1,944, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6:	INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

December 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

December 26, 2012

/s/ Christine Glavin

Christine Glavin

Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

December 26, 2012